SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933

Post-Effective Amendment No. 22

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940

Amendment No. 39

American National Variable Life Separate Account

(Exact Name of Registrant)

American National Insurance Company

(Name of Depositor)

One Moody Plaza, Galveston, Texas 77550

(Address of Depositor’s Principal Executive Offices) (Zip Code)

(409)763-4661

(Depositor’s Telephone Number, Including Area Code)

Name and Address of Agent for service:	Please send copies of communications to:
Dwain Akins, Esq., Sr. Vice President	Gregory Garrison
American National Insurance Company	Greer, Herz & Adams, L.L.P.
One Moody Plaza	One Moody Plaza
Galveston, TX 77550	Galveston, Texas 77550

Approximate Date of Proposed Pubic Offering

It is proposed that this filing will become effective (check appropriate box):

☐	Immediately upon filing pursuant to paragraph (b) of Rule 485.

☑	On May 1, 2015 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	On May 1, 2015 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus for

WealthQuest® III Variable Universal Life

Individual Flexible Premium

Variable Universal Life Insurance Contract

Contract Form Number WQVUL08

Issued by American National Insurance Company

American National Variable Life Separate Account

May 1, 2015

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130	5-15

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products –	Federated Insurance Series
Service Class 2	Managed Volatility Fund II Portfolio
VIP Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Mid Cap Portfolio[3]	Federated Fund for U.S. Government Securities II
VIP Index 500 Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Growth & Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Value Portfolio[3]	Alger Large Cap Growth Portfolio
VIP Value Strategies Portfolio	Alger Mid Cap Growth Portfolio
VIP Growth Opportunities Portfolio	Alger Capital Appreciation Portfolio
Alger Balanced Portfolio
T. Rowe Price	Alger Growth & Income Portfolio
Equity Income Portfolio
Mid-Cap Growth Portfolio[1]	AIM Variable Insurance Funds (Invesco
International Stock Portfolio	Variable Insurance Funds) – Series I Shares
Limited-Term Bond Portfolio	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Small Cap Equity Fund
MFS® Variable Insurance Trust (“VIT”) Initial Class Shares	Invesco V.I. Global Health Care Fund Invesco V.I. Managed Volatility Fund
MFS Growth Series (VIT)	Invesco V.I. Diversified Dividend Fund
MFS Research Series (VIT)	Invesco V.I. Global Real Estate Fund
MFS Investors Trust Series (VIT)	Invesco V.I. Technology Fund
MFS® Variable Insurance Trust (“VIT II”) Initial Class Shares
MFS Core Equity Portfolio (VIT II)[4]

1Not available for investment in Contracts issued on or after May 1, 2004

2Not available for investment for Contracts issued on or after July 1, 2007.

3Effective April 24, 2015, the Fidelity VIP Growth Strategies Portfolio merged into the Fidelity VIP Mid Cap Portfolio; and, the Fidelity VIP Value Leaders Portfolio merged into the Fidelity VIP Value Portfolio.

4Effective March 27, 2015, the MFS Core Equity Series (VIT) reorganized and merged into the MFS Core Equity Portfolio (VIT II), which has an identical investment objective, investment strategies and policies as the MFS Equity Series (VIT).

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

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RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers only one option for the death benefit qualification test - the guideline premium test.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received within thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

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Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

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Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1,000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1⁄2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

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Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus, You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Maximum Sales Charge Imposed on Premiums (Load)	As each payment is made	6% of each payment
Premium Taxes	Not applicable	None currently, but unlimited maximum
Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.90 per $1,000 surrendered or decrease in Specified Amount
Other Surrender Fees	Upon partial surrender	$25 per partial surrender
Transfer Fees[1]	Upon transfer	$10 per transfer

[1]	The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

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The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATION EXPENSES FOR THE CONTRACT
Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance[1] (“COI”)	Monthly	See footnote
Minimum	Monthly	$0.015 per $1,000 of Net Amount At Risk
Maximum	Monthly	$40.91 per $1,000 of Net Amount At Risk
Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.09 per $1,000 of Net Amount At Risk
Annual Maintenance Fee Monthly Expense Fee	Monthly Monthly	$7.50 per month Minimum $0.03 per month per $1,000 of Specified Amount Maximum $0.42 per month per $1,000 of Specified Amount
Mortality and Expense Risk Fees (Daily Asset Charge)	Daily	0.70% Annually of Accumulation Value in Separate Account (.002 daily)
Administrative Fees	Not applicable	None
Loan Interest	Policy Anniversary	3% for Preferred Loans 4% for all others

RIDERS COST OF INSURANCE RATES THE FOR CONTRACT
Rider	When Charge is Deducted	Amount Deducted
Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected
Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1] Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount
Waiver of Stipulated Premium Rider	Monthly	Minimum COI .79% of premium Maximum COI 14.05% of premium
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	1.49% of premium
Term Rider	Monthly	Minimum COI $0.015 per $1,000 of rider Death Benefit Maximum COI $40.91 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1] Non Smoker, Issue age 30)	Monthly	$0.09 per $1,000 of rider Death Benefit

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

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The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum
Total Expenses[1]	0.35%	1.56%
(before fee waivers or reimbursements)

[1]	Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2014. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.53% respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio including fee reduction and/or expense reimbursement arrangements if applicable.

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GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”) - American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

—	the first premium, as shown on the Data Page, has been paid; and

—	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured - the person upon whose life the Contract is issued.

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Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio – A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

—	a certified copy of the death certificate;

—	a claimant statement;

—	the Contract; and

—	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount - A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each valuation date) and ends at the close of regular trading of the New York Stock Exchange on the next valuation date.

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CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

—	life insurance protection;

—	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

—	flexibility in the amount and frequency of premium payments;

—	flexibility in the level of life insurance protection, subject to certain limitations; and

—	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

—	the Death Benefit; plus

—	additional life insurance proceeds provided by riders; minus

—	Contract Debt; minus

—	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

—	the Beneficiary or Beneficiaries; or

—	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law. The Contract offers only one (1) choice for the death benefit tax qualification test: the guideline premium test.

For the tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value.

Until Attained Age 100, the Death Benefit under the tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table for the guideline premium qualification test is as follows:

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CORRIDOR PERCENTAGE TABLE FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST
Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Percentage Corridor
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

Option A. Under Option A with the Guideline Premium death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

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OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit you should choose Option B.

2.	keep your cost of insurance charges to a minimum you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. Any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

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The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

—	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

—	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

—	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

—	If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the

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Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

—	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

—	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years. An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

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DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

—	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

—	the value in the Fixed Account; plus

—	premiums (less premium taxes) received on that Valuation Date; plus

—	Accumulation Value securing Contract Debt; less

—	partial surrenders, and related charges, processed on that Valuation Date; less

—	any Monthly Deduction processed on that Valuation Date; less

—	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

—	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

—	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

—	the Daily Asset Charge; and divided by

—	the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

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Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

—	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 1.5% per year or at a higher rate, at our option.

—	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

—	Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum payable; plus (2) interest at the effective rate of 1.5% per year plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

—	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 1.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 1.5% per year.

To avoid paying installments of less than $20 each, we will:

—	change the installments to a quarterly, semi-annual or annual basis; and/or

—	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected.

Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

—	joint or successive payees; or

—	other than a natural person.

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CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 27, 2015 and Thursday, December 24, 2015 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments received as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that We are open for business.

Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

—	during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

—	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

—	the above-mentioned loan limits, or

—	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will

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not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

—	the Insured is age 75 or older;

—	the Contract is in its 16th Contract year or later;

—	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

—	the Contract Debt is greater than the Specified Amount; and

—	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

—	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

—	Your Death Benefit will be Death Benefit Option A;

—	You may not change the Specified Amount or the Death Benefit Option;

—	You may not make additional premium payments, though you may make loan repayments;

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—	You may not make or take partial withdrawals or request additional loans;

—	No Monthly Deductions will be made;

—	Any additional riders with a separate charge will terminate;

—	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

—	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in

Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

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The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

—	twenty-five percent (25%) of the amount in the Fixed Account; or

—	$1,000.

If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

—	Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

—	Requests for transfers must be clear and complete to be in good order.

—	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

—	The minimum amount which may remain in a Subaccount after a transfer is $100.

—	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

—	When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

—	When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

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—	When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

—	When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances. When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

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Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

—	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

—	the SEC by order permits postponement for the protection of the Contract Owners; or

—	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

—	transferring values;

—	changing how your premium payments are allocated; and

—	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

—	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

—	confirming telephone transactions in writing to you; and/or

—	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s, can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

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Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

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Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to

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the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

—	the Accumulation Value of the Contract at the time of the increase; and

—	the amount of the increase you request.

Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P. O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will

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be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. At reinstatement the Insured must be insurable for the Contract, at the same underwriting classification as on the Date of Issue of the Contract.

Reinstatement is subject to the following:

—	evidence of insurability satisfactory to us;

—	reinstatement or repayment of Contract Debt;

—	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

—	payment of Monthly Deductions not collected during the grace period; and

—	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

—	Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

—	Charge for the Cost of any Riders.

o	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of

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insurance rate for this rider is $.003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum guaranteed cost of insurance rate for this rider is $0.015 per $1,000 of rider Death Benefit. The Maximum guaranteed cost of insurance rate for this rider is $40.91 per $1,000 of rider Death Benefit.

—	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

—	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We do not assess a monthly expense fee after fifteen (15) Contract Years.

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between forty-one percent (41%) and eighty-three percent (83%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract, guaranteed maximum cost of insurance rates are calculated based on the 2001 Commissioners Standard Ordinary (CSO) Male or Female Smoker or Nonsmoker Mortality Tables (Age Last Birthday), for issue or increase ages 16 and above. For ages 0-15, the 2001 CSO Male or Female Mortality Table (Age Last Birthday) was used through Attained Age 15 and the 2001 CSO Male or Female Nonsmoker Mortality Table (Age Last Birthday) for Attained Ages 16 and above.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

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The actual charges made during the Contract Year will be shown in the annual report delivered to you.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

Under the Contract, the surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $12.59 per $1,000 of Specified Amount to $57.90 per $1,000 of Specified Amount. The surrender charge reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

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Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

—	the monthly expense fee;

—	the monthly maintenance fee;

—	the sales charge;

—	the deferred sales charge;

—	the Daily Asset Charge (mortality and expense risk charge);

—	the cost of insurance charge;

—	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

—	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the “Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

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AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

—	collect charges;

—	pay the Surrender Value;

—	secure loans;

—	provide benefits; or

—	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

—	operate the Separate Account as a management company;

—	de-register the Separate Account if registration is no longer required;

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—	combine the Separate Account with other separate accounts;

—	restrict or eliminate any voting rights associated with the Separate Account; or

—	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract. However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

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The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: ADVISER:	THE ALGER PORTFOLIOS CLASS I-2 SHARES FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
* Not available for investment for Contracts issued on or after July 1, 2007.

FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISOR FOR FEDERATED MANAGED VOLATILITY FUND II AND FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Managed Volatility Fund II Subadvised by: Federated Investment Management Company	seeks to achieve high current income and moderate capital appreciation
Federated Kaufmann Fund II – Primary Shares Subadvised by: Federated Global Investment Management Corp.	seeks capital appreciation

ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

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FUND: ADVISER:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2 FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Money Market Portfolio	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio*	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, FMR Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500SM Index (S&P 500®)
Subadvised by:
Geode Capital Management
FMR Co., Inc.
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

*Effective April 24, 2015, the VIP Growth Strategies Portfolio reorganized and merged into the VIP Mid Cap Portfolio.

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Subaccount investing in:	Investment objective:
VIP Equity-Income Portfolio	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
subadvised by:
FMR Co., Inc.
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the preservation of capital subadvised by:
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio	seeks high total return through a combination of current income and capital appreciation subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio*	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

*Effective April 24, 2015, the VIP Value Leaders Portfolio reorganized and merged into the VIP Value Portfolio.

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FUND: ADVISER:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) - SERIES I SHARES INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund*	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	to seek long-term growth of capital
Invesco V.I. Diversified Dividend Fund	seeks to provide reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks long-term growth of capital
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income

Subadvisor(s): Invesco Canada Ltd.; Invesco Global Asset Management (N.A.), Inc.: Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited and Invesco Asset Management Deutschland, GmbH.

*	Effective April 30, 2014, the Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund and it adopted a new investment objective.

FUND:	MFS® VARIABLE INSURANCE TRUST (“VIT”) - INITIAL CLASS SHARES MFS® VARIABLE INSURANCE TRUST (“VIT II”) - INITIAL CLASS SHARES
ADVISER:	MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in:	Investment objective:
MFS Core Equity Portfolio (VIT II)**	seeks capital appreciation
MFS Growth Series (VIT)	seeks capital appreciation
MFS Research Series (VIT)	seeks capital appreciation
MFS Investors Trust Series (VIT)	seeks capital appreciation

**Effective March 27, 2015, MFS Core Equity Series (VIT) reorganized and merged into the MFS Core Equity Portfolio (VIT II).

T. ROWE PRICE

ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the Portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:

T. Rowe Price Associates, Inc., Adviser, and T. Rowe Price International, Ltd. And T. Rowe Price

Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the

Portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide a high level of dividend income and long-term capital growth primarily through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies

* Not available for investment in Contracts issued on or after May 1, 2004.

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Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses we incur. These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2014, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$105,201
The Alger American Fund	119,301
Fidelity Variable Insurance Products	959,265
Federated Insurance Series	54,941
MFS Variable Insurance Trust	23,632
T. Rowe Price Funds	129,910

During 2015, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger American Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve

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the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice,

40

we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1⁄2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance

41

Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

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American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

—	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

—	the SEC by order permits postponement for the protection of Contract Owners; or

—	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

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LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

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HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2014.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	601	0	175,601	621	0	175,621	633	0	175,633
32	2	912	PAC	1,188	0	176,188	1,264	0	176,264	1,315	0	176,315
33	3	912	PAC	1,761	0	176,761	1,930	0	176,930	2,049	0	177,049
34	4	912	PAC	2,320	0	177,320	2,620	0	177,620	2,837	0	177,837
35	5	912	PAC	2,863	0	177,863	3,333	164	178,333	3,685	516	178,685

36	6	912	PAC	3,388	245	178,388	4,068	925	179,068	4,594	1,451	179,594
37	7	912	PAC	3,897	781	178,897	4,827	1,710	179,827	5,570	2,453	180,570
38	8	912	PAC	4,391	1,302	179,391	5,611	2,522	180,611	6,620	3,531	181,620
39	9	912	PAC	4,870	1,811	179,870	6,424	3,365	181,424	7,751	4,692	182,751
40	10	912	PAC	5,335	2,304	180,335	7,263	4,232	182,263	8,968	5,937	183,968

		9,120
41	11	912	PAC	5,800	3,300	180,800	8,149	5,648	183,149	10,296	7,796	185,296
42	12	912	PAC	6,248	4,269	181,248	9,063	7,083	184,063	11,724	9,745	186,724
43	13	912	PAC	6,677	5,209	181,677	10,004	8,536	185,004	13,259	11,791	188,259
44	14	912	PAC	7,084	6,116	182,084	10,971	10,003	185,971	14,905	13,937	189,905
45	15	912	PAC	7,466	6,988	182,466	11,960	11,482	186,960	16,669	16,191	191,669

46	16	912	PAC	7,959	7,959	182,959	13,149	13,149	188,149	18,777	18,777	193,777
47	17	912	PAC	8,422	8,422	183,422	14,371	14,371	189,371	21,049	21,049	196,049
48	18	912	PAC	8,851	8,851	183,851	15,625	15,625	190,625	23,496	23,496	198,496
49	19	912	PAC	9,242	9,242	184,242	16,909	16,909	191,909	26,130	26,130	201,130
50	20	912	PAC	9,592	9,592	184,592	18,218	18,218	193,218	28,964	28,964	203,964

		18,240
51	21	912	PAC	9,885	9,885	184,885	19,539	19,539	194,539	32,000	32,000	207,000
52	22	912	PAC	10,126	10,126	185,126	20,875	20,875	195,875	35,259	35,259	210,259
53	23	912	PAC	10,300	10,300	185,300	22,214	22,214	197,214	38,747	38,747	213,747
54	24	912	PAC	10,411	10,411	185,411	23,557	23,557	198,557	42,488	42,488	217,488
55	25	912	PAC	10,454	10,454	185,454	24,900	24,900	199,900	46,499	46,499	221,499

56	26	912	PAC	10,420	10,420	185,420	26,232	26,232	201,232	50,794	50,794	225,794
57	27	912	PAC	10,313	10,313	185,313	27,555	27,555	202,555	55,401	55,401	230,401
58	28	912	PAC	10,127	10,127	185,127	28,865	28,865	203,865	60,344	60,344	235,344
59	29	912	PAC	9,860	9,860	184,860	30,156	30,156	205,156	65,651	65,651	240,651
60	30	912	PAC	9,513	9,513	184,513	31,427	31,427	206,427	71,353	71,353	246,353

		27,360
61	31	912	PAC	9,082	9,082	184,082	32,673	32,673	207,673	77,482	77,482	252,482
62	32	912	PAC	8,557	8,557	183,557	33,882	33,882	208,882	84,066	84,066	259,066
63	33	912	PAC	7,935	7,935	182,935	35,047	35,047	210,047	91,142	91,142	266,142
64	34	912	PAC	7,210	7,210	182,210	36,160	36,160	211,160	98,747	98,747	273,747
65	35	912	PAC	6,373	6,373	181,373	37,207	37,207	212,207	106,920	106,920	281,920

66	36	912	PAC	5,413	5,413	180,413	38,172	38,172	213,172	115,697	115,697	290,697
67	37	912	PAC	4,317	4,317	179,317	39,038	39,038	214,038	125,123	125,123	300,123
68	38	912	PAC	3,096	3,096	178,096	39,808	39,808	214,808	135,262	135,262	310,262
69	39	912	PAC	1,710	1,710	176,710	40,436	40,436	215,436	146,141	146,141	321,141
70	40	912	PAC	203	203	175,203	40,958	40,958	215,958	157,867	157,867	332,867

		36,480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	173,430	41,226	41,226	216,226	170,375	170,375	345,375
72	42	912	PAC	0	0	171,411	41,254	41,254	216,254	183,761	183,761	358,761
73	43	912	PAC	0	0	169,121	41,006	41,006	216,006	198,083	198,083	373,083
74	44	912	PAC	0	0	166,537	40,442	40,442	215,442	213,398	213,398	388,398
75	45	912	PAC	0	0	163,626	39,513	39,513	214,513	229,765	229,765	404,765

76	46	912	PAC	0	0	160,356	38,169	38,169	213,169	247,244	247,244	422,244
77	47	912	PAC	0	0	156,693	36,352	36,352	211,352	265,902	265,902	440,902
78	48	912	PAC	0	0	152,594	33,994	33,994	208,994	285,800	285,800	460,800
79	49	912	PAC	0	0	147,890	30,895	30,895	205,895	306,876	306,876	481,876
80	50	912	PAC	0	0	142,724	27,163	27,163	202,163	329,384	329,384	504,384

		45,600
81	51	912	PAC	0	0	136,901	22,566	22,566	197,566	353,253	353,253	528,253
82	52	912	PAC	0	0	130,274	16,908	16,908	191,908	378,449	378,449	553,449
83	53	912	PAC	0	0	122,793	10,085	10,085	185,085	405,043	405,043	580,043
84	54	912	PAC	0	0	114,418	1,994	1,994	176,994	433,120	433,120	608,120
85	55	912	PAC	0	0	105,044	0	0	167,627	462,704	462,704	637,704

86	56	912	PAC	0	0	94,659	0	0	157,242	493,920	493,920	668,920
87	57	912	PAC	0	0	82,785	0	0	145,367	526,414	526,414	701,414
88	58	912	PAC	0	0	69,399	0	0	131,982	560,282	560,282	735,282
89	59	912	PAC	0	0	54,420	0	0	117,003	595,559	595,559	770,559
90	60	912	PAC	0	0	38,056	0	0	100,639	632,595	632,595	807,595

		54,720
91	61	912	PAC	0	0	20,753	0	0	83,336	672,017	672,017	847,017
92	62	912	PAC	0	0	2,588	0	0	65,171	714,122	714,122	889,122
93	63	912	PAC	0	0	0	0	0	44,469	757,399	757,399	932,399
94	64	912	PAC	0	0	0	0	0	21,259	801,983	801,983	976,983
95	65	912	PAC	0	0	0	0	0	0	848,010	848,010	1,023,010

96	66	912	PAC	0	0	0	0	0	0	895,115	895,115	1,070,115
97	67	912	PAC	0	0	0	0	0	0	943,117	943,117	1,118,117
98	68	912	PAC	0	0	0	0	0	0	993,728	993,728	1,168,728
99	69	912	PAC	0	0	0	0	0	0	1,046,402	1,046,402	1,221,402
100	70	912	PAC	0	0	0	0	0	0	1,101,333	1,101,333	1,276,333

		63,840

48

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	581	0	175,581	600	0	175,600	612	0	175,612
32	2	912	PAC	1,147	0	176,147	1,220	0	176,220	1,270	0	176,270
33	3	912	PAC	1,699	0	176,699	1,862	0	176,862	1,976	0	176,976
34	4	912	PAC	2,234	0	177,234	2,524	0	177,524	2,733	0	177,733
35	5	912	PAC	2,753	0	177,753	3,206	37	178,206	3,545	376	178,545

36	6	912	PAC	3,252	109	178,252	3,907	764	178,907	4,413	1,270	179,413
37	7	912	PAC	3,734	617	178,734	4,628	1,511	179,628	5,343	2,227	180,343
38	8	912	PAC	4,199	1,110	179,199	5,372	2,283	180,372	6,342	3,253	181,342
39	9	912	PAC	4,649	1,590	179,649	6,140	3,081	181,140	7,415	4,356	182,415
40	10	912	PAC	5,083	2,052	180,083	6,933	3,902	181,933	8,569	5,538	183,569

		9,120
41	11	912	PAC	5,509	3,008	180,509	7,758	5,258	182,758	9,817	7,316	184,817
42	12	912	PAC	5,915	3,936	180,915	8,607	6,628	183,607	11,156	9,177	186,156
43	13	912	PAC	6,302	4,833	181,302	9,479	8,011	184,479	12,593	11,125	187,593
44	14	912	PAC	6,664	5,697	181,664	10,371	9,404	185,371	14,131	13,164	189,131
45	15	912	PAC	7,001	6,523	182,001	11,281	10,804	186,281	15,776	15,298	190,776

46	16	912	PAC	7,401	7,401	182,401	12,335	12,335	187,335	17,700	17,700	192,700
47	17	912	PAC	7,769	7,769	182,769	13,413	13,413	188,413	19,769	19,769	194,769
48	18	912	PAC	8,101	8,101	183,101	14,511	14,511	189,511	21,991	21,991	196,991
49	19	912	PAC	8,393	8,393	183,393	15,628	15,628	190,628	24,376	24,376	199,376
50	20	912	PAC	8,640	8,640	183,640	16,758	16,758	191,758	26,935	26,935	201,935

		18,240
51	21	912	PAC	8,833	8,833	183,833	17,892	17,892	192,892	29,671	29,671	204,671
52	22	912	PAC	8,970	8,970	183,970	19,029	19,029	194,029	32,599	32,599	207,599
53	23	912	PAC	9,042	9,042	184,042	20,157	20,157	195,157	35,727	35,727	210,727
54	24	912	PAC	9,048	9,048	184,048	21,275	21,275	196,275	39,070	39,070	214,070
55	25	912	PAC	8,985	8,985	183,985	22,379	22,379	197,379	42,645	42,645	217,645

56	26	912	PAC	8,843	8,843	183,843	23,457	23,457	198,457	46,461	46,461	221,461
57	27	912	PAC	8,620	8,620	183,620	24,506	24,506	199,506	50,538	50,538	225,538
58	28	912	PAC	8,313	8,313	183,313	25,519	25,519	200,519	54,895	54,895	229,895
59	29	912	PAC	7,919	7,919	182,919	26,490	26,490	201,490	59,554	59,554	234,554
60	30	912	PAC	7,436	7,436	182,436	27,416	27,416	202,416	64,539	64,539	239,539

		27,360
61	31	912	PAC	6,861	6,861	181,861	28,290	28,290	203,290	69,877	69,877	244,877
62	32	912	PAC	6,185	6,185	181,185	29,098	29,098	204,098	75,589	75,589	250,589
63	33	912	PAC	5,402	5,402	180,402	29,831	29,831	204,831	81,701	81,701	256,701
64	34	912	PAC	4,507	4,507	179,507	30,479	30,479	205,479	88,244	88,244	263,244
65	35	912	PAC	3,490	3,490	178,490	31,025	31,025	206,025	95,245	95,245	270,245

66	36	912	PAC	2,336	2,336	177,336	31,449	31,449	206,449	102,730	102,730	277,730
67	37	912	PAC	1,035	1,035	176,035	31,731	31,731	206,731	110,729	110,729	285,729
68	38	912	PAC	0	0	174,581	31,858	31,858	206,858	119,283	119,283	294,283
69	39	912	PAC	0	0	172,934	31,791	31,791	206,791	128,411	128,411	303,411
70	40	912	PAC	0	0	171,102	31,530	31,530	206,530	138,176	138,176	313,176

		36,480

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	169,001	30,979	30,979	205,979	148,546	148,546	345,375
72	42	912	PAC	0	0	166,625	30,118	30,118	205,118	159,572	159,572	334,572
73	43	912	PAC	0	0	163,947	28,903	28,903	203,903	171,285	171,285	346,285
74	44	912	PAC	0	0	160,939	27,287	27,287	202,287	183,719	183,719	358,719
75	45	912	PAC	0	0	157,567	25,213	25,213	200,213	196,900	196,900	371,900

76	46	912	PAC	0	0	153,792	22,621	22,621	197,621	210,860	210,860	385,860
77	47	912	PAC	0	0	149,575	19,442	19,442	194,442	225,626	225,626	400,626
78	48	912	PAC	0	0	144,869	15,598	15,598	190,598	241,223	241,223	416,223
79	49	912	PAC	0	0	139,563	10,943	10,943	185,943	257,610	257,610	432,610
80	50	912	PAC	0	0	133,698	5,475	5,475	180,475	274,903	274,903	449,903

		45,600
81	51	912	PAC	0	0	127,096	0	0	173,977	292,995	292,995	467,995
82	52	912	PAC	0	0	119,585	0	0	166,466	311,782	311,782	486,782
83	53	912	PAC	0	0	111,110	0	0	157,991	331,266	331,266	506,266
84	54	912	PAC	0	0	101,617	0	0	148,499	351,458	351,458	526,458
85	55	912	PAC	0	0	90,986	0	0	137,867	372,292	372,292	547,292

86	56	912	PAC	0	0	79,196	0	0	126,078	393,808	393,808	568,808
87	57	912	PAC	0	0	65,883	0	0	112,764	415,683	415,683	590,683
88	58	912	PAC	0	0	50,842	0	0	97,724	437,738	437,738	612,738
89	59	912	PAC	0	0	33,966	0	0	80,848	459,876	459,876	634,876
90	60	912	PAC	0	0	15,352	0	0	62,233	482,205	482,205	657,205

		54,720
91	61	912	PAC	0	0	0	0	0	42,371	505,256	505,256	680,256
92	62	912	PAC	0	0	0	0	0	21,324	529,165	529,165	704,165
93	63	912	PAC	0	0	0	0	0	0	552,596	552,596	727,596
94	64	912	PAC	0	0	0	0	0	0	575,018	575,018	750,018
95	65	912	PAC	0	0	0	0	0	0	595,842	595,842	770,842

96	66	912	PAC	0	0	0	0	0	0	614,396	614,396	789,396
97	67	912	PAC	0	0	0	0	0	0	630,294	630,294	805,294
98	68	912	PAC	0	0	0	0	0	0	644,994	644,994	819,994
99	69	912	PAC	0	0	0	0	0	0	658,789	658,789	833,789
100	70	912	PAC	0	0	0	0	0	0	670,515	670,515	845,515

		63,840

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$15,385.74

Guideline Level Annual Premium:	$3,627.76

TAMRA Initial 7 Pay Premium:	$4,065.75

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1⁄2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.90% Net)	6% Gross Annual Return (5.10% Net)	10% Gross Annual Return (9.10% Net)
Guaranteed Charges	Attained Age	91	93	100
	Contract Year	61	63	70
Current Charges	Attained Age	93	95	100
	Contract Year	63	65	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2014.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	924	0	240,924	954	0	240,954	973	0	240,973
32	2	1440	PAC	1,834	0	241,834	1,951	0	241,951	2,030	0	242,030
33	3	1440	PAC	2,729	0	242,729	2,990	0	242,990	3,172	0	243,172
34	4	1440	PAC	3,605	0	243,605	4,069	0	244,069	4,405	0	244,405
35	5	1440	PAC	4,464	0	244,464	5,193	546	245,193	5,738	1,092	245,738

36	6	1440	PAC	5,301	696	245,301	6,358	1,752	246,358	7,174	2,569	247,174
37	7	1440	PAC	6,118	1,558	246,118	7,566	3,006	247,566	8,722	4,162	248,722
38	8	1440	PAC	6,912	2,400	246,912	8,816	4,304	248,816	10,388	5,876	250,388
39	9	1440	PAC	7,679	3,215	247,679	10,107	5,643	250,107	12,179	7,715	252,179
40	10	1440	PAC	8,422	4,008	248,422	11,441	7,028	251,441	14,106	9,693	254,106

		14,400
41	11	1440	PAC	9,165	5,527	249,165	12,847	9,208	252,847	16,207	12,569	256,207
42	12	1440	PAC	9,877	7,005	249,877	14,293	11,421	254,293	18,463	15,590	258,463
43	13	1440	PAC	10,554	8,425	250,554	15,779	13,650	255,779	20,881	18,752	260,881
44	14	1440	PAC	11,187	9,788	251,187	17,294	15,895	257,294	23,466	22,067	263,466
45	15	1440	PAC	11,772	11,081	251,772	18,838	18,146	258,838	26,227	25,536	266,227

46	16	1440	PAC	12,562	12,562	252,562	20,723	20,723	260,723	29,558	29,558	269,558
47	17	1440	PAC	13,295	13,295	253,295	22,654	22,654	262,654	33,139	33,139	273,139
48	18	1440	PAC	13,976	13,976	253,976	24,636	24,636	264,636	36,999	36,999	276,999
49	19	1440	PAC	14,612	14,612	254,612	26,678	26,678	266,678	41,168	41,168	281,168
50	20	1440	PAC	15,193	15,193	255,193	28,775	28,775	268,775	45,665	45,665	285,665

		28,800
51	21	1440	PAC	15,704	15,704	255,704	30,911	30,911	270,911	50,503	50,503	290,503
52	22	1440	PAC	16,151	16,151	256,151	33,095	33,095	273,095	55,719	55,719	295,719
53	23	1440	PAC	16,522	16,522	256,522	35,316	35,316	275,316	61,333	61,333	301,333
54	24	1440	PAC	16,806	16,806	256,806	37,564	37,564	277,564	67,371	67,371	307,371
55	25	1440	PAC	16,982	16,982	256,982	39,817	39,817	279,817	73,846	73,846	313,846

56	26	1440	PAC	17,087	17,087	257,087	42,114	42,114	282,114	80,838	80,838	320,838
57	27	1440	PAC	17,074	17,074	257,074	44,407	44,407	284,407	88,343	88,343	328,343
58	28	1440	PAC	16,948	16,948	256,948	46,700	46,700	286,700	96,411	96,411	336,411
59	29	1440	PAC	16,710	16,710	256,710	48,994	48,994	288,994	105,094	105,094	345,094
60	30	1440	PAC	16,179	16,179	256,179	51,100	51,100	291,100	114,257	114,257	354,257

		43,200
61	31	1440	PAC	15,452	15,452	255,452	53,106	53,106	293,106	124,042	124,042	364,042
62	32	1440	PAC	14,512	14,512	254,512	54,987	54,987	294,987	134,485	134,485	374,485
63	33	1440	PAC	13,296	13,296	253,296	56,671	56,671	296,671	145,580	145,580	385,580
64	34	1440	PAC	11,808	11,808	251,808	58,149	58,149	298,149	157,386	157,386	397,386
65	35	1440	PAC	10,039	10,039	250,039	59,397	59,397	299,397	169,956	169,956	409,956

66	36	1440	PAC	7,979	7,979	247,979	60,393	60,393	300,393	183,346	183,346	423,346
67	37	1440	PAC	5,626	5,626	245,626	61,118	61,118	301,118	197,627	197,627	437,627
68	38	1440	PAC	2,970	2,970	242,970	61,545	61,545	301,545	212,865	212,865	452,865
69	39	1440	PAC	0	0	239,994	61,639	61,639	301,639	229,128	229,128	469,128
70	40	1440	PAC	0	0	236,644	61,340	61,340	301,340	246,466	246,466	486,466

		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	232,842	60,562	60,562	300,562	264,907	264,907	504,907
72	42	1440	PAC	0	0	228,491	59,181	59,181	299,181	284,452	284,452	524,452
73	43	1440	PAC	0	0	223,500	57,071	57,071	297,071	305,103	305,103	545,103
74	44	1440	PAC	0	0	217,833	54,159	54,159	294,159	326,924	326,924	566,924
75	45	1440	PAC	0	0	211,440	50,354	50,354	290,354	349,971	349,971	589,971

76	46	1440	PAC	0	0	204,257	45,542	45,542	285,542	374,286	374,286	614,286
77	47	1440	PAC	0	0	195,960	39,340	39,340	279,340	399,646	399,646	639,646
78	48	1440	PAC	0	0	186,603	31,732	31,732	271,732	426,201	426,201	666,201
79	49	1440	PAC	0	0	176,013	22,470	22,470	262,470	453,880	453,880	693,880
80	50	1440	PAC	0	0	164,504	11,792	11,792	251,792	483,115	483,115	723,115

		72,000

81	51	1440	PAC	0	0	151,510	0	0	239,047	513,452	513,452	753,452
82	52	1440	PAC	0	0	136,900	0	0	224,437	544,856	544,856	784,856
83	53	1440	PAC	0	0	120,580	0	0	208,117	577,323	577,323	817,323
84	54	1440	PAC	0	0	102,390	0	0	189,927	610,786	610,786	850,786
85	55	1440	PAC	0	0	82,123	0	0	169,660	645,114	645,114	885,114

86	56	1440	PAC	0	0	59,545	0	0	147,082	680,144	680,144	920,144
87	57	1440	PAC	0	0	34,426	0	0	121,963	715,696	715,696	955,696
88	58	1440	PAC	0	0	6,559	0	0	94,096	751,602	751,602	991,602
89	59	1440	PAC	0	0	0	0	0	63,310	787,714	787,714	1,027,714
90	60	1440	PAC	0	0	0	0	0	31,153	825,675	825,675	1,065,675

		86,400

91	61	1440	PAC	0	0	0	0	0	0	864,045	864,045	1,104,045
92	62	1440	PAC	0	0	0	0	0	0	903,429	903,429	1,143,429
93	63	1440	PAC	0	0	0	0	0	0	943,294	943,294	1,183,294
94	64	1440	PAC	0	0	0	0	0	0	983,518	983,518	1,223,518
95	65	1440	PAC	0	0	0	0	0	0	1,023,956	1,023,956	1,263,956

96	66	1440	PAC	0	0	0	0	0	0	1,064,663	1,064,663	1,304,663
97	67	1440	PAC	0	0	0	0	0	0	1,105,742	1,105,742	1,345,742
98	68	1440	PAC	0	0	0	0	0	0	1,147,011	1,147,011	1,387,011
99	69	1440	PAC	0	0	0	0	0	0	1,189,077	1,189,077	1,429,077
100	70	1440	PAC	0	0	0	0	0	0	1,229,228	1,229,228	1,469,228

		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	879	0	240,879	907	0	240,907	926	0	240,926
32	2	1440	PAC	1,745	0	241,745	1,856	0	241,856	1,931	0	241,931
33	3	1440	PAC	2,596	0	242,596	2,844	0	242,844	3,018	0	243,018
34	4	1440	PAC	3,428	0	243,428	3,870	0	243,870	4,190	0	244,190
35	5	1440	PAC	4,243	0	244,243	4,936	290	244,936	5,455	808	245,455

36	6	1440	PAC	5,034	429	245,034	6,039	1,433	246,039	6,815	2,210	246,815
37	7	1440	PAC	5,804	1,244	245,804	7,180	2,620	247,180	8,279	3,719	248,279
38	8	1440	PAC	6,548	2,036	246,548	8,357	3,845	248,357	9,850	5,338	249,850
39	9	1440	PAC	7,262	2,798	247,262	9,567	5,103	249,567	11,534	7,070	251,534
40	10	1440	PAC	7,950	3,536	247,950	10,814	6,400	250,814	13,342	8,929	253,342

		14,400

41	11	1440	PAC	8,619	4,981	248,619	12,108	8,469	252,108	15,294	11,655	255,294
42	12	1440	PAC	9,253	6,380	249,253	13,432	10,559	253,432	17,381	14,509	257,381
43	13	1440	PAC	9,845	7,716	249,845	14,782	12,653	254,782	19,610	17,482	259,610
44	14	1440	PAC	10,389	8,990	250,389	16,151	14,752	256,151	21,984	20,585	261,984
45	15	1440	PAC	10,880	10,189	250,880	17,534	16,843	257,534	24,509	23,818	264,509

46	16	1440	PAC	11,479	11,479	251,479	19,148	19,148	259,148	27,473	27,473	267,473
47	17	1440	PAC	12,020	12,020	252,020	20,789	20,789	260,789	30,652	30,652	270,652
48	18	1440	PAC	12,510	12,510	252,510	22,468	22,468	262,468	34,073	34,073	274,073
49	19	1440	PAC	12,959	12,959	252,959	24,193	24,193	264,193	37,764	37,764	277,764
50	20	1440	PAC	13,356	13,356	253,356	25,957	25,957	265,957	41,743	41,743	281,743

		28,800
51	21	1440	PAC	13,688	13,688	253,688	27,747	27,747	267,747	46,017	46,017	286,017
52	22	1440	PAC	13,948	13,948	253,948	29,558	29,558	269,558	50,608	50,608	290,608
53	23	1440	PAC	14,123	14,123	254,123	31,376	31,376	271,376	55,530	55,530	295,530
54	24	1440	PAC	14,201	14,201	254,201	33,188	33,188	273,188	60,800	60,800	300,800
55	25	1440	PAC	14,157	14,157	254,157	34,967	34,967	274,967	66,421	66,421	306,421

56	26	1440	PAC	14,001	14,001	254,001	36,721	36,721	276,721	72,435	72,435	312,435
57	27	1440	PAC	13,709	13,709	253,709	38,423	38,423	278,423	78,852	78,852	318,852
58	28	1440	PAC	13,287	13,287	253,287	40,073	40,073	280,073	85,713	85,713	325,713
59	29	1440	PAC	12,734	12,734	252,734	41,670	41,670	281,670	93,056	93,056	333,056
60	30	1440	PAC	11,949	11,949	251,949	43,103	43,103	283,103	100,817	100,817	340,817

		43,200

61	31	1440	PAC	10,960	10,960	250,960	44,392	44,392	284,392	109,064	109,064	349,064
62	32	1440	PAC	9,737	9,737	249,737	45,494	45,494	285,494	117,803	117,803	357,803
63	33	1440	PAC	8,226	8,226	248,226	46,345	46,345	286,345	127,024	127,024	367,024
64	34	1440	PAC	6,417	6,417	246,417	46,918	46,918	286,918	136,755	136,755	376,755
65	35	1440	PAC	4,299	4,299	244,299	47,183	47,183	287,183	147,028	147,028	387,028

66	36	1440	PAC	1,860	1,860	241,860	47,112	47,112	287,112	157,878	157,878	397,878
67	37	1440	PAC	0	0	239,098	46,681	46,681	286,681	169,354	169,354	409,354
68	38	1440	PAC	0	0	235,979	45,857	45,857	285,857	181,494	181,494	421,494
69	39	1440	PAC	0	0	232,478	44,599	44,599	284,599	194,339	194,339	434,339
70	40	1440	PAC	0	0	228,547	42,835	42,835	282,835	207,901	207,901	447,901

		57,600

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.10% Net)			10% Gross Rate (9.10% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	224,114	40,465	40,465	280,465	222,172	222,172	462,172
72	42	1440	PAC	0	0	219,071	37,348	37,348	277,348	237,102	237,102	477,102
73	43	1440	PAC	0	0	213,314	33,337	33,337	273,337	252,640	252,640	492,640
74	44	1440	PAC	0	0	206,801	28,346	28,346	268,346	268,802	268,802	508,802
75	45	1440	PAC	0	0	199,477	22,267	22,267	262,267	285,582	285,582	525,582

76	46	1440	PAC	0	0	191,265	14,965	14,965	254,965	302,958	302,958	542,958
77	47	1440	PAC	0	0	181,939	6,147	6,147	246,147	320,748	320,748	560,748
78	48	1440	PAC	0	0	171,432	0	0	235,718	338,918	338,918	578,918
79	49	1440	PAC	0	0	159,547	0	0	223,833	357,297	357,297	597,297
80	50	1440	PAC	0	0	146,344	0	0	210,630	375,965	375,965	615,965

		72,000

81	51	1440	PAC	0	0	131,431	0	0	195,718	394,540	394,540	634,540
82	52	1440	PAC	0	0	114,651	0	0	178,937	412,847	412,847	652,847
83	53	1440	PAC	0	0	95,882	0	0	160,168	430,734	430,734	670,734
84	54	1440	PAC	0	0	74,927	0	0	139,213	447,956	447,956	687,956
85	55	1440	PAC	0	0	51,525	0	0	115,811	464,180	464,180	704,180

86	56	1440	PAC	0	0	25,380	0	0	89,666	479,005	479,005	719,005
87	57	1440	PAC	0	0	0	0	0	60,479	491,987	491,987	731,987
88	58	1440	PAC	0	0	0	0	0	27,970	502,669	502,669	742,669
89	59	1440	PAC	0	0	0	0	0	0	510,580	510,580	750,580
90	60	1440	PAC	0	0	0	0	0	0	516,130	516,130	756,130

		86,400

91	61	1440	PAC	0	0	0	0	0	0	518,257	518,257	758,257
92	62	1440	PAC	0	0	0	0	0	0	516,926	516,926	756,926
93	63	1440	PAC	0	0	0	0	0	0	511,339	511,339	751,339
94	64	1440	PAC	0	0	0	0	0	0	500,822	500,822	740,822
95	65	1440	PAC	0	0	0	0	0	0	484,617	484,617	724,617

96	66	1440	PAC	0	0	0	0	0	0	462,177	462,177	702,177
97	67	1440	PAC	0	0	0	0	0	0	432,968	432,968	672,968
98	68	1440	PAC	0	0	0	0	0	0	395,977	395,977	635,977
99	69	1440	PAC	0	0	0	0	0	0	350,462	350,462	590,462
100	70	1440	PAC	0	0	0	0	0	0	293,882	293,882	533,882

		100,800

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$24,477.02

Guideline Level Annual Premium:	$6,501.97

TAMRA Initial 7 Pay Premium:	$6,383.81

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1⁄2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.90% Net)	6% Gross Annual Return (5.10% Net)	10% Gross Annual Return (9.10% Net)
Guaranteed Charges	Attained Age	87	89	100
	Contract Year	57	59	70
Current Charges	Attained Age	89	91	100
	Contract Year	59	61	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National Variable Contracts Department, P.O. Box 9001, League City, Texas 77574 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

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Form 9130	Rev. 05-15

PROSPECTUS FOR

WEALTHQUEST® III VARIABLE UNIVERSAL LIFE

INDIVIDUAL FLEXIBLE PREMIUM

VARIABLE UNIVERSAL LIFE INSURANCE CONTRACT

CONTRACT FORM NUMBER WQVUL

ISSUED BY AMERICAN NATIONAL INSURANCE COMPANY

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

MAY 1, 2015

This Prospectus contains information about the Contract that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

This Prospectus describes a flexible premium variable life insurance contract (the “Contract”) offered by American National Insurance Company. The purpose of this Contract is to provide life insurance protection for the Beneficiary(ies) named on the Contract. We will provide a Death Benefit upon the death of the Insured.

Your Accumulation Value may accumulate on a variable or fixed basis, or both. If you choose our variable option, we will invest your premium payments (premium payments less applicable charges) in the Subaccounts of American National Variable Life Separate Account (the “Separate Account”) that you select. Each Subaccount invests in shares of a corresponding Portfolio. You bear the investment risk of investing in the Subaccounts. The value of your Contract will vary with the investment performance of the investment options you choose. If you choose our fixed option, your payments will be invested in our Fixed Account and will earn interest monthly at an annual effective rate of at least three percent (3%). We take the investment risk for payments allocated to the Fixed Account.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

The Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank, nor is it federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The Contract involves investment risks, including possible loss of principal.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with this Contract.

The Contract is not available in some states. You should rely only on the information contained or incorporated by reference in this Prospectus. We have not authorized anyone to provide you with information that is different.

Form 9130

5-15

Each Subaccount of the Separate Account invests in shares of a corresponding Portfolio listed below:

Fidelity® Variable Insurance Products – Service Class 2	Federated Insurance Series Managed Volatility Fund II Portfolio
VIP Money Market Portfolio	High Income Bond Fund II Portfolio – Primary Shares
VIP Contrafund® Portfolio	Quality Bond Fund II – Primary Shares
VIP Mid Cap Portfolio[3]	Federated Fund for U.S. Government Securities II
VIP Index 500 Portfolio	Federated Kaufmann Fund II – Primary Shares
VIP Equity-Income Portfolio
VIP Investment Grade Bond Portfolio	The Alger Portfolios –Class I-2 Shares
VIP Growth & Income Portfolio	Alger Small Cap Growth Portfolio[2]
VIP Value Portfolio[3]	Alger Large Cap Growth Portfolio
VIP Value Strategies Portfolio	Alger Mid Cap Growth Portfolio
VIP Growth Opportunities Portfolio	Alger Capital Appreciation Portfolio
Alger Balanced Portfolio
T. Rowe Price	Alger Growth & Income Portfolio
Equity Income Portfolio
Mid-Cap Growth Portfolio[1]	AIM Variable Insurance Funds (Invesco
International Stock Portfolio	Variable Insurance Funds) – Series I Shares
Limited-Term Bond Portfolio	Invesco V.I. Mid Cap Growth Fund
Invesco V.I. Small Cap Equity Fund Invesco V.I. Global Health Care Fund
MFS® Variable Insurance Trust (“VIT”) Initial Class Shares	Invesco V.I. Managed Volatility Fund Invesco V.I. Diversified Dividend Fund
MFS Growth Series (VIT)	Invesco V.I. Global Real Estate Fund
MFS Research Series (VIT)	Invesco V.I. Technology Fund
MFS Investors Trust Series (VIT)
MFS® Variable Insurance Trust (“VIT II”) Initial Class Shares
MFS Core Equity Portfolio (VIT II)[4]

1Not available for investment in Contracts issued on or after May 1, 2004

2Not available for investment for Contracts issued on or after July 1, 2007.

3Effective April 24, 2015, the Fidelity VIP Growth Strategies Portfolio merged into the Fidelity VIP Mid Cap Portfolio, and the Fidelity VIP Value Leaders Portfolio merged into the Fidelity VIP Value Portfolio.

4Effective March 27, 2015, the MFS Core Equity Series (VIT) reorganized and merged into the MFS Core Equity Portfolio (VIT II), which has an identical investment objective, investment strategies and policies as the MFS Core Equity Portfolio (VIT II).

For a full description of the Portfolios referenced in this Prospectus, or the investment objective, policies and restrictions, risks, charges and expenses and other aspects of their operation, see their prospectuses. You may obtain a copy of these prospectuses by calling 1-800-306-2959, or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If mail is addressed differently, there may be delays in the processing of requested transactions.

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TABLE OF CONTENTS (CHECK PAGE #’S)

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RISK/BENEFIT SUMMARY

(A Glossary containing terms used in this Prospectus immediately follows this Risk/Benefit Summary.)

Contract Benefits

The Contract

The Contract is a flexible premium variable universal life insurance contract. In certain states, the Contract may be offered as a group Contract with individual ownership represented by certificates. The discussion of Contracts in this Prospectus applies equally to certificates under group Contracts.

You do not have a fixed schedule for premium payments. You can establish a schedule of Planned Periodic Premiums, but you are not required to follow such schedule. (See the “Premium Flexibility” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

The Death Benefit under the Contract may, and the Accumulation Value will, reflect the investment performance of the investments you choose. (See the “Death Benefit Proceeds” and the “Accumulation Value” provisions of this Prospectus.) You benefit from any increase in value and bear the risk that your chosen investment options may decrease in value. The amount and duration of the life insurance coverage provided by the Contract is not guaranteed, except under the Guaranteed Coverage Benefit provision. Further, the Accumulation Value is not guaranteed, except in the Fixed Account.

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit qualification test provided by federal tax law. The Contract offers two options for the death benefit qualification test: the cash value accumulation test and the guideline premium test. You can choose the death benefit qualification test which best meets your objectives, but you cannot change that choice later. The test you choose will usually depend on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract.

Issuance of a Contract

In order to purchase a Contract, you must submit an application to us. We review the application to determine whether the Contract can be issued in accordance with our underwriting standards. Once the underwriting process is completed, the Date of Issue is designated. You, however, must submit your initial premium for the Contract to have an Effective Date and insurance coverage. Accordingly, the Date of Issue may be before the Effective Date.

Allocation of Premiums

You can allocate premiums to one or more of the Subaccounts and to the Fixed Account. (See the “Separate Account” and the “Fixed Account” provisions of this Prospectus.) The assets of the various Subaccounts are invested in corresponding Portfolios. Premium payments received before the Date of Issue are held in our General Account without interest. On the Date of Issue, premiums received on or before that date are allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio.

Premium payments received within fifteen (15) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. After the fifteen (15) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in the application. For a Contract issued to a person age 60 or over in California, premium payments received with in thirty-five (35) days after the Date of Issue are also allocated to the Subaccount that invests in the Fidelity VIP Money Market Portfolio. For a Contract issued to a person age 60 or over in California, after the thirty-five (35) day period, initial and subsequent premium payments and Accumulation Value are allocated among the Subaccounts in accordance with your instructions as contained in

4

the application. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) of the premium payment or $20.

Contract Benefits and Rights

Death Benefit. The Death Benefit is available in two options. (See the “Death Benefit Options” provision in the “Contract Benefits” section of this Prospectus.) The Death Benefit Proceeds may be paid in a lump sum or in accordance with an optional payment plan. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Adjustments to Death Benefit. You can adjust the Death Benefit by changing the Death Benefit option and by increasing or decreasing the Specified Amount. Changes in the Specified Amount or the Death Benefit option are subject to certain limitations. (See the “Death Benefit Options” and the “Change in Specified Amount” provisions of this Prospectus.)

Accumulation Value and Surrender Value. The Accumulation Value reflects the investment performance of the chosen Subaccounts, the rate of interest paid on the Fixed Account, premium paid, partial surrenders, and charges deducted from the Contract. There is no guaranteed minimum Accumulation Value. You can withdraw the entire Surrender Value. Subject to certain limitations, you can also withdraw a portion of the Surrender Value. Partial surrenders reduce both the Accumulation Value and the Death Benefit payable under the Contract. A surrender charge will be deducted from the amount paid upon surrender or partial surrender. (See the “Surrenders” provision of this Prospectus and the “Charges and Deductions” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Loans. You can borrow money from us using the Contract as security for the loan. (See the “Loan Benefits” provision in the “Contract Rights” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Free Look Period. You have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after you receive your Contract. The date you receive your Contract will not necessarily be the date you submit your premium. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Policy Lapse and Guaranteed Coverage Benefit. We will provide a Guaranteed Coverage Benefit so long as the Guaranteed Coverage Premium is paid and other Contract provisions are met. After the Guaranteed Coverage Benefit period, the Contract will lapse at any time the Surrender Value is insufficient to pay the Monthly Deductions and the grace period expires without sufficient additional premium payment. The grace period starts when written notice of lapse is mailed to your last known address and expires sixty-one (61) days later. Unless the Guaranteed Coverage Benefit requirements have been met, lapse can occur even if the Planned Periodic Premiums are paid. (See the “Payment and Allocation of Premiums” section of this Prospectus.)

Additional Benefits

There are a number of additional benefits you may add to your Contract by way of riders.

Additional Insurance Benefits (Riders). Subject to certain requirements, certain additional optional benefits may be obtained. The cost of any such additional insurance benefits, which will be provided by “riders” to the Contract, will be deducted as part of the Monthly Deduction. Riders in force during the time the Guaranteed Coverage Benefit is in effect will increase the Guaranteed Coverage Premium requirement.

Level Term Rider. This rider provides level term insurance on the person insured by the rider until that person is age 75.

Automatic Increase Rider. This rider has prescheduled Death Benefit increases every second year for ten (10) years. It gives the right to buy additional insurance on the Insured on certain specified dates without proof of insurability.

Disability Waiver of Premium Rider. This rider waives certain premium if the Insured becomes totally disabled during the first ten (10) Contract Years. The amount of premium is selected on the application. The waiver of premium will continue throughout disability through the first ten (10) Contract Years.

5

Risks of the Contract

Investment Performance

The value of your Contract will fluctuate with the performance of the Portfolios corresponding to the Subaccounts and Fixed Account you select. The Subaccounts you choose may decline in value or they may not perform to your expectations. You bear the investment risk of any Accumulation Value invested in the Subaccounts you choose.

Suitability

Variable life insurance is designed for long-term financial planning. It is not suitable as a vehicle for short-term savings. You should not purchase the Contract if you will need the Accumulation Value in a short period of time.

Lapse Risk

Your Contract could terminate if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments or by poor investment performance of the investment options you have chosen. Before the Contract terminates, however, you will receive a grace period during which you will be notified in writing that your coverage may terminate unless you pay an additional premium. If the Contract terminates and is not reinstated, the Contract will have no Accumulation Value, Surrender Value or Death Benefits.

Limitations on Access to Cash Value

We may not allow a withdrawal if it would reduce the Specified Amount to less than $100,000. The minimum withdrawal is $100. A $25 partial surrender (withdrawal) fee will be imposed for each partial surrender. The withdrawal fee may not be the only applicable surrender fee.

Limitations on Transfers

Transfers from the Fixed Account are generally limited to one (1) per Contract Year, and only during the thirty (30) day period beginning on the Contract anniversary date, and may not exceed the greater of twenty-five percent (25%) of the amount in the Fixed Account or $1,000.00. Any transfer between Subaccounts after the first twelve (12) transfers in a Contract Year, will be subject to a $10.00 transfer fee. We reserve the right to reject a transfer or impose additional transfer restrictions if, in our judgment, a Contract Owner’s transfer or transfer practices adversely affect any underlying Portfolios or other Contract Owners. (See the “Transfers” provision of this Prospectus.)

Impact of Loans

Taking a loan from your Contract may increase the risk that your Contract will terminate. It will have a permanent effect on the Contract’s Surrender Value and will reduce the Death Benefit Proceeds. Also, Contract termination with an outstanding loan can result in adverse tax consequences.

Adverse Tax Consequences

Under certain circumstances [usually if your premium payments in the first seven (7) years or less exceed specified limits] your Contract may become a modified endowment contract (“MEC”). Under federal tax law, loans, withdrawals, and other pre-death distributions received from an MEC Contract are taxed as income first and recovery of basis second. Also, distributions includible in income received before you attain age 59 1⁄2 may be subject to a ten percent (10%) penalty tax. Existing tax laws that affect this Contract may change at any time.

6

Additional Risks

The type of investments that a Portfolio makes will also create risk. A comprehensive discussion of the risks of each of the Portfolios may be found in that Portfolio’s prospectus. You should read the Portfolio’s prospectus carefully before investing.

Risk/Benefit Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract. The Transaction Fees table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

TRANSACTION FEES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted

Maximum Sales Charge
Imposed on Premiums
(Load)	As each payment is made	6% of each payment

Premium Taxes	Not applicable	None currently, but unlimited maximum

Maximum Deferred Sales Charge (Load)	Upon Surrender, partial surrender if Option A or decrease in Specified Amount under either Option A or B.	$57.85 per $1,000 surrendered or decrease in Specified Amount

Other Surrender Fees	Upon partial surrender	$25 per partial surrender

Transfer Fees[1]	Upon transfer	$10 per transfer

[1]	The first twelve (12) transfers of Accumulation Value among Subaccounts in a Contract Year are free. Thereafter, a transfer charge of $10 will be deducted from the amount transferred. (See “Transfer Charge” in the “Charges From Accumulation Value” provision in the “Charges and Deductions” section of this Prospectus.)

7

The next two tables describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses.

    PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES FOR THE CONTRACT

Charge	When Charge is Deducted	Amount Deducted

Cost of Insurance[1]
(“COI”)	Monthly	See footnote

Minimum	Monthly	$0.06 per $1,000 of Net Amount At Risk

Maximum	Monthly	$83.34 per $1,000 of Net Amount At Risk

Charge for a Standard Male Non Smoker, Issue Age 30	Monthly	$.12 per $1,000 of Net Amount At Risk

Annual Maintenance Fee	Monthly	$7.50 per month
Monthly Expense Fee	Monthly	Minimum $0.01 per month per
$1,000 of Specified Amount

Maximum $0.42 per month per
$1,000 of Specified Amount

Mortality and Expense Risk Fees	Daily	0.70% Annually of Accumulation
(Daily Asset Charge)		Value in Separate Account
(.002 daily)

Administrative Fees	Not applicable	None

Loan Interest	Policy Anniversary	3% for Preferred Loans
4% for all others

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

8

RIDERS COST OF INSURANCE RATES FOR THE CONTRACT

Rider	When Charge is Deducted	Amount Deducted

Overloan Protection Benefit	Upon Election of Benefit	Maximum 4.5% of Accumulation Value at the Date the benefit is elected

Automatic Increase Rider	Monthly	Minimum COI $.003 per $1,000 of Specified Amount
Maximum COI $0.06 per $1,000 of Specified Amount
(Charge for a Standard Male[1]
Non-Smoker, Issue age 30)	Monthly	$0.006 per $1,000 of Specified Amount

Waiver of Stipulated	Monthly	Minimum COI .79% of premium
Premium Rider		Maximum COI 14.05% of premium
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	1.49% of premium

Term Rider	Monthly	Minimum COI $0.02 per $1,000 of rider Death Benefit
Maximum COI $83.34 per $1,000 of rider Death Benefit
(Charge for a Standard Male[1]
Non Smoker, Issue age 30)	Monthly	$0.12 per $1,000 of rider Death Benefit

[1]	The COI varies based on individual characteristics, including the insured’s sex, attained age and risk class, and the specified amount of insurance. The COI charges shown in the table may not be representative of the charge that a particular Contract Owner will pay. You can obtain information about your particular COI and any other charges that may apply to you by asking your sales representative or by contacting us at 1-800-306-2959.

The next table describes the Portfolio’s fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the minimum and maximum fees and expenses charged by any of the Portfolios. More detail concerning each Portfolio’s fees and expenses is contained in the prospectus for each Portfolio.

ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES

(EXPENSES THAT ARE DEDUCTED FROM PORTFOLIO ASSETS)

	Minimum	Maximum

Total Expenses[1]	0.35%	1.56%
(before fee waivers or reimbursements)

[1]	Expenses are shown as a percentage of a Portfolio’s average net assets as of December 31, 2014. The range of expenses above does not show the effect of any fee waiver or expense reimbursement arrangements. The advisers and/or other service providers of certain Portfolios have agreed to waive their fees and/or reimburse the Portfolios’ expenses in order to keep the expenses below specified limits. In some cases, these expense limitations may be contractual. In other cases, these expense limitations are voluntary and may be terminated at any time. The minimum and maximum Total Annual Portfolio Operating Expenses for all the Portfolios after all fee waivers and expense reimbursements are 0.35% and 1.53%, respectively. Please see the prospectus for each Portfolio for information regarding the expenses for each Portfolio, including fee reduction and/or expense reimbursement arrangements, if applicable.

9

GLOSSARY

This Glossary contains definitions of terms used in this Prospectus.

Accumulation Value - the total value of your Contract at any time during the Insured’s lifetime.

Age at Issue - the Insured’s age on Insured’s last birthday before the Date of Issue.

Attained Age - Age at Issue plus the number of complete Contract Years.

Beneficiary - the Beneficiary designated in the application or the latest change, if any, filed and recorded with us.

Company - (“American National,” “we,” “our” or “us”). American National Insurance Company.

Contract - the variable universal life insurance Contract described in this Prospectus.

Contract Debt - the sum of all unpaid loans and accrued interest thereon.

Contract Owner (“you” or “your”) - the owner of the Contract, as designated in the application or as subsequently changed. If a Contract has been absolutely assigned, the assignee is the Contract Owner. A collateral assignee is not the Contract Owner.

Contract Year - the period from one Contract anniversary date until the next Contract anniversary date.

Daily Asset Charge - a charge equal to an annual rate of 0.70% of the average daily net assets of each Subaccount during the first fifteen (15) Contract Years. Currently after the first fifteen (15) Contract Years, there is no charge. This charge covers mortality and expense risk fees.

Data Page - the pages of the Contract so titled.

Date of Issue - the Date of Issue of the Contract and any riders to the Contract.

Death Benefit - the amount of insurance coverage provided under the selected Death Benefit option.

Death Benefit Proceeds - the proceeds payable upon the Insured’s death.

Declared Rate - the interest rate that is credited in the Fixed Account.

Effective Date - the later of the Date of Issue or the date on which:

—	the first premium, as shown on the Data Page, has been paid; and

—	the Contract has been delivered during the Insured’s lifetime and good health.

Any increase in Specified Amount, addition of a rider, or reinstatement of coverage will take effect on the Monthly Deduction Date that coincides with or next follows the date we approve an application for such change or for reinstatement of the Contract.

Fixed Account - a part of our General Account that accumulates interest at a fixed rate.

Fund - A registered, open-end management investment company, or “mutual fund,” in which the Separate Account invests.

General Account - includes all of our assets except assets segregated into Separate Accounts.

Guaranteed Coverage Benefit - our agreement to keep the Contract in force if the Guaranteed Coverage Premium is paid and other Contract provisions are met.

Guaranteed Coverage Premium - a required specified premium paid in advance that will keep the Contract in force so long as other Contract provisions are met.

Home Office - American National Insurance Company Home Office is located at One Moody Plaza, Galveston, Texas 77550-7947.

Insured - the person upon whose life the Contract is issued.

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Monthly Deduction - the sum of (1) the cost of insurance charge, (2) the charge for any riders, and (3) the monthly expense fee and monthly fee as shown on the Data Page.

Monthly Deduction Date - the same date in each succeeding month as the Date of Issue, except that whenever the Monthly Deduction Date falls on a date other than a Valuation Date, the Monthly Deduction Date will be deemed to be the next Valuation Date. The Date of Issue is the first Monthly Deduction Date.

Net Amount at Risk - your Death Benefit minus your Accumulation Value.

Planned Periodic Premiums - scheduled premiums selected by you.

Portfolio –A series of a registered investment company designed to meet specified investment objectives.

Satisfactory Proof of Death - submission of the following:

—	a certified copy of the death certificate;

—	a claimant statement;

—	the Contract; and

—	any other information that we may reasonably require to establish the validity of the claim.

Specified Amount - the minimum Death Benefit under the Contract. The Specified Amount is an amount you select in accordance with Contract requirements.

Subaccount. A subdivision of the Separate Account that invests in a corresponding Portfolio of a Fund.

Surrender Value - the Accumulation Value less Contract Debt and surrender charges.

Valuation Date - each day the New York Stock Exchange (“NYSE”) is open for regular trading. Accumulation Values are calculated on Valuation Dates.

Valuation Period – The period of time over which we determine changes in accumulation unit values. Each valuation period begins at the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time on each Valuation Date) and ends at the close of regular trading of the New York Stock Exchange on the next Valuation Date.

11

CONTRACT BENEFITS

Purposes of the Contract

The Contract is designed to provide you:

—	life insurance protection;

—	Death Benefits which may, and Accumulation Value that will, vary with performance of your chosen investment options;

—	flexibility in the amount and frequency of premium payments;

—	flexibility in the level of life insurance protection, subject to certain limitations; and

—	a Guaranteed Coverage Benefit, if you pay the Guaranteed Coverage Premium and meet the other Contract requirements.

Death Benefit Proceeds

Death Benefits begin on the Effective Date of the Contract. We will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds in accordance with the Death Benefit option in effect when the Insured dies. The amount of the Death Benefit will be determined at the end of the Valuation Period in which the Insured dies. Death Benefit Proceeds equal:

—	the Death Benefit; plus

—	additional life insurance proceeds provided by riders; minus

—	Contract Debt; minus

—	unpaid Monthly Deductions.

Subject to the rights of any assignee, we will pay the Death Benefit Proceeds to:

—	the Beneficiary or Beneficiaries; or

—	if no Beneficiary survives the Insured, the Insured’s estate.

The Death Benefit Proceeds may be paid to the Beneficiary in a lump sum or under one or more of the payment options in the Contract. (See the “Payment of Contract Benefits” provision in the “Duration of the Contract” section of this Prospectus.)

Death Benefit Options

We intend the Contract to satisfy the definition of life insurance under the Internal Revenue Code. If it so qualifies, the Death Benefit Proceeds generally should be excludible from the gross income of the recipient. Similarly, you should not be taxed on increases in the Accumulation Value until there is a distribution from the Contract. In order for the Contract to satisfy the definition of life insurance, your Death Benefit must meet a death benefit tax qualification test provided by federal tax law.

The Contract offers two (2) choices for the death benefit tax qualification test:

1.	the cash value accumulation test; and

2.	the guideline premium test.

If you have Contract Form Number WQVUL, you can choose the death benefit tax qualification test which best meets your objectives, but you can not change that choice later. The test you choose usually depends on the amount of premiums you want to pay. In general, you should choose the cash value accumulation test if you do not want to limit the amount of premiums you can pay into your Contract. The guideline premium test produces higher Accumulation Values because it keeps costs of insurance down through smaller increases in the Death Benefit.

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For each tax qualification test, there are two Death Benefit options available under the Contract. The two options are Option A (generally provides a level Death Benefit) or Option B (generally provides an increasing Death Benefit). You choose one of the two Death Benefit options in the application. If the Death Benefit option is not elected at time of application, we will deliver the Contract as Option A. Until Attained Age 100, the Death Benefit under either option will equal or exceed the current Specified Amount of the Contract. After Attained Age 100, the Death Benefit will be 110% of the Accumulation Value, unless you selected the Lifetime Guaranteed Coverage Benefit. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Until Attained Age 100, the Death Benefit under either death benefit tax qualification test is calculated with reference to a corridor percentage table. The corridor percentage table applied will depend upon the death benefit tax qualification test elected. The corridor percentage table for the guideline premium qualification test is as follows:

CORRIDOR PERCENTAGE TABLE

FOR THE GUIDELINE PREMIUM DEATH BENEFIT QUALIFICATION TEST

Attained Age	Corridor Percentage	Attained Age	Corridor Percentage	Attained Age	Corridor Percentage
40 or less	250	54	157	68	117
41	243	55	150	69	116
42	236	56	146	70	115
43	229	57	142	71	113
44	222	58	138	72	111
45	215	59	134	73	109
46	209	60	130	74	107
47	203	61	128	75 to 90	105
48	197	62	126	91	104
49	191	63	124	92	103
50	185	64	122	93	102
51	178	65	120	94	101
52	171	66	119	95 and thereafter	101
53	164	67	118

The corridor percentages for the cash value accumulation test are based upon Attained Age, sex, risk classification, and Specified Amount. Since these percentages are much more complicated, they cannot be expressed in a single table.

Option A. Under Option A with either death benefit tax qualification test, the Death Benefit is the Specified Amount or, if greater, the corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION A EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured’s Attained Age is between 0 and 40. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 250% of Accumulation Value. Anytime the Accumulation Value exceeds $40,000 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to the Accumulation Value above $40,000 would increase the Death Benefit by $2.50. If the Accumulation Value exceeds $40,000 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $125,000 ($50,000 x 250%); an

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Accumulation Value of $60,000 will provide a Death Benefit of $150,000 ($60,000 x 250%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $175,000 ($70,000 x 250%).

Similarly, so long as the Accumulation Value exceeds $40,000, each dollar decrease in Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $45,000 to $40,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $112,500 to $100,000.

OPTION A EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male non-smoker, age 35, and the Contract does not include any riders. The applicable corridor percentage is 494%. A Contract with a $100,000 Specified Amount will generally pay a $100,000 Death Benefit. However, the Death Benefit will be the greater of $100,000 or 494% of Accumulation Value. Anytime the Accumulation Value exceeds $20,243 the Death Benefit will exceed the $100,000 Specified Amount. Each additional dollar added to Accumulation Value above $20,243 would increase the Death Benefit by $4.94. If the Accumulation Value exceeds $20,243 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. A Contract with an Accumulation Value of $50,000 will provide a Death Benefit of $247,000 ($50,000 x 494%); an Accumulation Value of $60,000 will provide a Death Benefit of $296,400 ($60,000 x 494%); and, an Accumulation Value of $70,000 will provide a Death Benefit of $345,800 ($70,000 x 494%).

Similarly, so long as Accumulation Value exceeds $20,243, each dollar decrease in Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $25,000 to $20,243 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $123,500 to $100,000.

Option B. Under Option B the Death Benefit with the guideline premium test is the Specified Amount plus the Accumulation Value or, if greater, the applicable corridor percentage of the Accumulation Value at the end of the Valuation Period that includes the Insured’s date of death.

OPTION B EXAMPLE

USING GUIDELINE PREMIUM QUALIFICATION TEST

Assume that the Insured is age 40 or less. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with an Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 + $5,000); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 + $10,000). The Death Benefit, however, must be at least 250% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $66,668, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $66,668 will increase the Death Benefit by $2.50. If the Accumulation Value exceeds $66,668 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $250. For a Contract with an Accumulation Value of $40,000, the Death Benefit will be $140,000 (Specified Amount $100,000 plus $40,000 Accumulation Value); for an Accumulation Value of $50,000, the Death Benefit will be $150,000 ($100,000 Specified Amount plus $50,000 Accumulation Value); and for an Accumulation Value of $70,000, the Death Benefit will be $175,000 ($70,000 x 250% is greater than $100,000 Specified Amount plus $70,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $66,668, each dollar taken out of Accumulation Value will reduce the Death Benefit by $2.50. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $200,000 to $175,000. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

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OPTION B EXAMPLE

USING THE CASH VALUE ACCUMULATION QUALIFICATION TEST

Assume that the Insured is a male, non-smoker and is age 35. A Contract with a Specified Amount of $100,000 will generally provide a Death Benefit of $100,000 plus Accumulation Value. For example, a Contract with Accumulation Value of $5,000, the Death Benefit will be $105,000 ($100,000 Specified Amount + $5,000 Accumulation Value); for an Accumulation Value of $10,000, the Death Benefit will be $110,000 ($100,000 Specified Amount + $10,000 Accumulation Value). The Death Benefit, however, must be at least 494% of Accumulation Value. Consequently, if the Accumulation Value exceeds approximately $25,381, the Death Benefit will be greater than the Specified Amount plus Accumulation Value. Each additional dollar of Accumulation Value above $25,381 will increase the Death Benefit by $4.94. If the Accumulation Value exceeds $25,381 and increases by $100 because of investment performance or premium payments, the Death Benefit will increase by $494. For a Contract with an Accumulation Value of $10,000, the Death Benefit will be $110,000 (Specified Amount $100,000 plus $10,000 Accumulation Value); for an Accumulation Value of $20,000, the Death Benefit will be $120,000 ($100,000 Specified Amount plus $20,000 Accumulation Value); and for an Accumulation Value of $50,000, the Death Benefit will be $247,000 ($50,000 x 494% is greater than $100,000 Specified Amount plus $50,000 Accumulation Value).

Similarly, any time Accumulation Value exceeds $25,381, each dollar taken out of Accumulation Value will reduce the Death Benefit by $4.94. If, for example, the Accumulation Value is reduced from $80,000 to $70,000 because of partial surrenders, charges, or negative investment performance, the Death Benefit will be reduced from $395,200 to $345,800. If at any time, however, the Accumulation Value multiplied by the applicable corridor percentage is less than the Specified Amount plus the Accumulation Value, the Death Benefit will be the Specified Amount plus the Accumulation Value.

Choosing Option A or Option B.

If you want favorable investment performance to:

1.	increase your Death Benefit, you should choose Option B.

2.	keep your cost of insurance charges to a minimum, you should choose Option A.

The guideline premium test restricts the amount and timing of premium payments. The cash value accumulation qualification test does not restrict the amount and timing of premium payments. However, regardless of the tax qualification test you elect, any premium payment that increases the Net Amount at Risk will require additional underwriting at our discretion.

The corridor for the cash value accumulation test generates a higher Death Benefit than the guideline premium test. The cash value accumulation test can maximize the Death Benefit. The guideline premium qualification test will produce higher Accumulation Values for the same premium as the cash value accumulation test while the Death Benefit is in the corridor.

Change in Death Benefit Option. You may change the Death Benefit option at any time by sending us a written request. The Effective Date of a change will be the Monthly Deduction Date on or following the date we receive the written request. A change may have Federal Tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

If you change from Option A to Option B, the Specified Amount will equal the Specified Amount before the change minus the Accumulation Value on the Effective Date of the change. If you change from Option B to Option A, the Specified Amount after the change will equal the Death Benefit under Option B on the Effective Date of change. You cannot change your Death Benefit option if the Specified Amount remaining in force after the change would be less than the minimum Specified Amount of $100,000.

An increase in Specified Amount due to a Death Benefit option change will increase the Monthly Deduction and the Guaranteed Coverage Premium. A surrender charge may apply to a change in Death Benefit option. (See the “Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.)

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A change in the Death Benefit option may affect subsequent cost of insurance charges, which vary with our Net Amount at Risk. In addition, a change may affect subsequent monthly fees. Changing the Death Benefit option will cause the lifetime Guaranteed Coverage Benefit to terminate. (See the “Charges and Deductions” section and the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus.) If you selected the Lifetime Guaranteed Coverage Benefit you are entitled to that coverage as long as you pay the required Guaranteed Coverage Premium.

Change in Specified Amount. Subject to certain limitations, you may increase or decrease the Specified Amount at any time. A change in Specified Amount may affect the cost of insurance rate and our Net Amount at Risk, both of which may affect your cost of insurance charge and have Federal Tax consequences. (See the “Cost of Insurance” provision in the “Charges and Deductions” section of this Prospectus and the “Federal Income Tax Considerations” section of this Prospectus.)

The Specified Amount after a decrease may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” provision in this section of the Prospectus.)

If following the decrease in Specified Amount, the Contract would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited or a portion of Accumulation Value may be returned to you at your election, to the extent necessary to meet federal tax law requirements. If you have elected the cash value accumulation test, the premium limitations do not apply. A decrease in the Specified Amount will be applied first against increases in Specified Amount in order of the more recent increase first and finally against the initial Specified Amount.

If your Specified Amount decreases under either Option A or Option B, we will deduct a surrender charge from the Accumulation Value. Such deduction will equal the sum of surrender charges computed separately for each portion of Specified Amount reduced in the above order. The surrender charge, for each reduction is a pro-rata portion of any surrender charge applicable to a full surrender of the related increase or initial Specified Amount. You cannot decrease the Specified Amount after the Insured’s Attained Age 100. A decrease in Specified Amount will take effect on the Monthly Deduction Date, which coincides with or next follows the date we receive your written request.

If you want to increase the Specified Amount, you must submit a written supplemental application and provide evidence of insurability. You may have a different underwriting risk classification for the initial Specified Amount and each increase in Specified Amount. (See the “Charges from Accumulation Value” provision in the “Charges and Deduction” section of this Prospectus.) An additional premium may be required. (See the “Premiums Upon Increase in Specified Amount” provision in the “Payment and Allocations of Premiums” section of this Prospectus.) The minimum amount of any increase is $5,000. You cannot increase the Specified Amount if the Insured’s Attained Age is over 85. An increase in the Specified Amount will increase certain charges. Those charges will be deducted from the Accumulation Value on each Monthly Deduction Date. An increase in the Specified Amount may also increase surrender charges. An increase in the Specified Amount during the time the Guaranteed Coverage Benefit provision is in effect will increase the Guaranteed Coverage Premium requirement.

You have a “free look period” for each increase in Specified Amount. The free look period will apply only to the increase in Specified Amount. (See the “Refund Privilege” provision in the “Contract Rights” section of this Prospectus.)

Methods of Affecting Insurance Protection. Your “pure insurance protection” will be the difference between your Death Benefit and your Accumulation Value. You may increase or decrease the pure insurance protection provided by the Contract, as your insurance needs change. You can change the pure insurance protection by increasing or decreasing the Specified Amount, changing the level of premium payments, or making a partial surrender of the Contract. Some of these changes may have federal tax consequences. Although the consequences of each change will depend upon individual circumstances, they can be summarized as follows:

—	A decrease in Specified Amount will, subject to the applicable corridor percentage limitations, decrease insurance protection, and cost of insurance charges.

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—	An increase in Specified Amount may increase pure insurance protection, depending on the amount of Accumulation Value and the corridor percentage limitation. If insurance protection is increased, the Contract charges generally increase as well.

—	If Option A is in effect, increased premium payments may reduce pure insurance protection, until the corridor percentage of Accumulation Value exceeds the Specified Amount. Increased premiums should also increase the Accumulation Value available to keep the Contract in force.

—	If Option A is in effect, reduced premium payments generally will increase the amount of pure insurance protection, depending on the corridor percentage limitations. Reducing premium payments may also result in a reduced amount of Accumulation Value and increase the possibility that the Contract will lapse.

—	A partial surrender will reduce the Death Benefit. However, a partial surrender only affects the amount of pure insurance protection if the percentage from the Corridor Percentage Table is applicable in determining the Death Benefit. Otherwise, the decrease in Death Benefit is offset by the amount of Accumulation Value withdrawn. The primary use of a partial surrender is to withdraw Accumulation Value.

Guaranteed Coverage Benefit

We will keep the Contract in effect under the Guaranteed Coverage Benefit so long as the premiums paid in advance during the Guaranteed Coverage Benefit period chosen are at least:

—	the sum of Guaranteed Coverage Premium for each month from the start of the Guaranteed Coverage Benefit period chosen, including the current month; plus

—	partial surrenders and Contract Debt.

The Guaranteed Coverage Benefit period is ten (10) Contract Years. You may, for an additional monthly fee, choose a Guaranteed Coverage Benefit period of twenty-five (25) Contract Years or a Guaranteed Coverage Benefit period equal to the period of time until you reach Attained Age 100 (the “Lifetime” Guaranteed Coverage Benefit period). An increase in Specified Amount does not start a new Guaranteed Coverage Benefit period, but does increase Guaranteed Coverage Premium you must pay.

When the required Guaranteed Coverage Premium is not paid the Guaranteed Coverage Benefit provision will terminate. Your Contract may then terminate if the Surrender Value is insufficient to pay the Monthly Deduction. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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To better understand how this benefit works and the impact that a partial withdrawal or a loan may have on this benefit, please see the example below.

EXAMPLE OF THE EFFECT OF A DISTRIBUTION

ON THE GUARANTEED COVERAGE BENEFIT

This example demonstrates the effect of a partial surrender or loan on the Guaranteed Coverage Benefit. This example assumes You pay monthly premiums of $100.00 into the contract for eight years and assumes that the Guaranteed Coverage Premium is $80.00 per month. At the end of the 8th Contract Year, the total premiums paid would equal $9,600.00 and the total Guaranteed Coverage Premium required to keep the Guaranteed Coverage Benefit active would be $7,680.00. Under these assumptions, if You take a partial surrender or loan greater than $1,920, the Guaranteed Coverage Benefit will terminate. The graph below assumes You take a distribution of $3,000 at the end of the 8th Contract Year and shows that based upon these assumptions the Guaranteed Coverage Benefit would terminate at the end of the 8th Contract Year.

Once Your Guaranteed Coverage Benefit terminates, Your Contract is more susceptible to lapsing if Your Surrender Value is insufficient to pay the Contract’s monthly charges. An insufficient Surrender Value may be caused by reducing, stopping or changing the timing of Your premium payments, taking loans or withdrawals against the Contract, or by poor investment performance of the investment options You have chosen. If Your Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefit.

DURATION OF THE CONTRACT

The Contract will remain in force so long as the Surrender Value is sufficient to pay the Monthly Deduction. The tax consequences associated with continuing the Contract beyond age 100 are unclear and a tax adviser should be consulted. If the Surrender Value is insufficient to pay the Monthly Deduction and the grace period expires without an adequate payment, the Contract will lapse and terminate without value. (See the “Grace Period and Reinstatement” provision in the “Payment and Allocation of Premiums” section of this Prospectus.)

Accumulation Value

Determination of Accumulation Value. On each Valuation Date, Accumulation Value is determined as follows:

—	the aggregate of the value in each Subaccount, determined by multiplying a Subaccount’s unit value by the number of units you own in the Subaccount; plus

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—	the value in the Fixed Account; plus

—	premiums (less premium taxes) received on that Valuation Date; plus

—	Accumulation Value securing Contract Debt; less

—	partial surrenders, and related charges, processed on that Valuation Date; less

—	any Monthly Deduction processed on that Valuation Date; less

—	any federal or state income taxes.

The number of Subaccount units allocated to the Contract is determined after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions on the Valuation Date.

Determination of Unit Value. The unit value of each Subaccount is equal to:

—	the per share net asset value of the corresponding Portfolio on the Valuation Date; multiplied by

—	the number of shares owned by the Separate Account, after the purchase or redemption of any shares on that date; minus

—	the Daily Asset Charge; and divided by

—	the total number of Subaccount units outstanding on the Valuation Date, after any transfers among Subaccounts, or the Fixed Account (and deduction of transfer charges), but before any other transactions.

Payment of Contract Benefits

Death Benefit Proceeds will usually be paid within seven (7) days after we receive Satisfactory Proof of Death. Loans and surrenders will ordinarily be paid within seven (7) days after receipt of your written request. We may defer payment of any surrender, refund or loan until a premium payment made by check clears the banking system. Payments may also be postponed in certain other circumstances. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

You can decide how benefits will be paid. During the Insured’s lifetime, you may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. These choices are also available if the Contract is surrendered. When Death Benefit Proceeds are payable in a lump sum and no election of an optional payment method is in force at the death of the Insured, the Beneficiary may select one or more of the optional payment methods. If you or the Beneficiary does not elect one of these options, we will pay the benefits in a lump sum.

An election or change of method of payment must be in writing. A change in Beneficiary revokes any previous election. Further, if the Contract is assigned, any amount due to the assignee will be paid first in a lump sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

Optional Methods of Payment. In addition to a lump sum payment of benefits under the Contract, any proceeds to be paid under the Contract may be paid in any of the following four (4) methods:

—	Option 1. Equal Installments for a Fixed Number of Years. Installments will include interest at the effective rate of 2.5% per year or at a higher rate, at our option.

—	Option 2. Installments for Life with the Option to Choose a Period Certain. The fixed period certain may be ten (10) or twenty (20) years.

—

Option 3. Equal Installments of a Fixed Amount Payable Annually, Semi-annually, Quarterly, or Monthly. The sum of the installments paid in one (1) year must be at least $40 for each $1,000 of proceeds. Installments will be paid until the total of the following amount is exhausted: (1) the net sum

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payable; plus (2) interest at the effective rate of 2.5% per year; plus (3) any additional interest that we may elect to pay. The final installment will be the balance of the proceeds payable plus interest.

—	Option 4. Interest Only. We will hold the proceeds and pay interest at the effective rate of 2.5% per year or at a higher rate, at our option. On interest due dates, the payee may withdraw an amount of at least $100 from the amount held.

Any amount left with us for payment under a payment option will be transferred to our General Account and will not be affected by the investment performance associated with the Separate Account. We may make other payment options available in the future.

When proceeds become payable in accordance with a payment option, the Contract will be exchanged for a supplementary Contract specifying all rights and benefits. The Effective Date for a supplementary Contract will be the date of the Insured’s death or other termination of the Contract.

Amounts held under a supplementary Contract that remain payable after the Beneficiary’s death will be paid to the estate of the Beneficiary or in any other manner provided for in the supplementary Contract or as otherwise provided under applicable law.

General Provisions for Payment Options. If the amount held falls below $2,000, we will pay the entire amount held to the payee. The first installment under Option 1, 2 or 3 will be paid the date the proceeds are available. With our consent, the first installment may be postponed for up to ten (10) years. If payment is postponed, the proceeds will accumulate with compound interest at the effective rate of 2.5% per year.

To avoid paying installments of less than $20 each, we will:

—	change the installments to a quarterly, semi-annual or annual basis; and/or

—	reduce the number of installments.

If you elect an option, you may restrict the Beneficiary’s right to assign, encumber, or obtain the discounted present value of any unpaid amount.

Except as permitted by law, unpaid amounts are not subject to claims of a Beneficiary’s creditors.

At our discretion, a Beneficiary may be permitted to receive the discounted present value of installments, except under Option 2. If the payee dies, under Option 1 or 2 we will pay the discounted present value of any unpaid fixed-period installments to the payee’s estate, except Option 2 when lifetime payments have been elected. Under Option 3 or 4, we will pay any balance to the payee’s estate. The discounted present value of any remaining payments is calculated using a discount rate equal to the effective interest rate used to compute the benefit plus one percent (1%). With our consent, the option elected may provide for payment in another manner.

Limitations. You must obtain our consent to have an option under which proceeds are payable to:

—	joint or successive payees; or

—	other than a natural person.

CONTRACT RIGHTS

Contract Transactions

Surrenders, transfers, and loans requested by you and premium payments made by you (except for Proper Lockbox Payments as defined in the “Ways to Make Purchase Payments” section ) are processed only on Valuation Dates that American National Insurance Company is open for business. We are closed for business on Friday, November 27, 2015 and Thursday, December 24, 2015 in observation of the Thanksgiving and Christmas holidays. On Valuation Dates on which we are closed for business, only scheduled automated transactions (i.e. Monthly Deductions, periodic charges, Dollar Cost Averaging program, Portfolio Rebalancing program, systematic withdrawal program) and Proper Lockbox Payments as defined in the “Ways to Make Premium Payments” section will be processed. All other transactions will be processed on the next Valuation Date that we are open for business.

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Loan Benefits

Loan Privileges. You can borrow money from us using your Contract as security for the loan. The minimum loan amount is $100. Except as otherwise required by applicable state law or regulation:

—	during the first three (3) Contract Years, you cannot borrow more than seventy-five percent (75%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

—	after the first three (3) Contract Years, you can borrow up to ninety percent (90%) of the Surrender Value, as calculated at the end of the Valuation Period during which your loan request is received.

Preferred loans accrue interest at a lower rate. We determine whether a loan is preferred at the time the loan is made. A loan is a Preferred loan if the loan amount is equal to or less than the Surrender Value less premiums paid on the Contract.

The amount available for a preferred loan is equal to the lesser of:

—	the above-mentioned loan limits, or

—	the Surrender Value less premiums paid (adjusted by partial surrenders).

The loan may be paid in whole or in part during the Insured’s lifetime. Each loan payment must be at least $10 or the full amount of Contract Debt, if less. Loans generally are funded within seven (7) days after receipt of a written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Loans may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

Interest. Loans will accrue interest on a daily basis at a rate of 4.0% per year, 3.0% on preferred loans. Interest is due and payable on each Contract anniversary date or when a loan payment is made if earlier. If unpaid, interest will be added to the amount of the loan and accrue interest at the same rate.

Amounts held to secure loans earn interest at the annual rate of 3.0% credited on the Contract anniversary. The amount of interest earned on the collateral held in our General Account will be allocated to the Subaccounts and the Fixed Account on each Contract anniversary in the same proportion that premiums are being allocated to those Subaccounts and the Fixed Account at that time.

Effect of Loans. When a loan is made, we transfer Accumulation Value equal to the loan amount from the Separate Account and the Fixed Account to our General Account as security for the Contract Debt. The Accumulation Value transferred will be deducted from the Subaccounts and the Fixed Account in accordance with your instructions. The minimum amount that can remain in a Subaccount or the Fixed Account because of a loan is $100. If you do not provide allocation instructions, the Accumulation Value transferred will be allocated among the Subaccounts and the Fixed Account pro rata. If allocation instructions conflict with the $100 minimum described above, we may allocate the Accumulation Value transferred among the Subaccounts, and the Fixed Account pro rata. We will also transfer Accumulation Value from the Subaccounts and the Fixed Account to the General Account to secure unpaid loan interest. We will allocate this transfer among the Subaccounts and the Fixed Account as described above. We will not impose a charge for these transfers. A loan may have tax consequences. (See the “Federal Income Tax Considerations” section of this Prospectus.)

A loan may permanently affect the Accumulation Value, even if repaid. As long as a loan is outstanding, we hold an amount equal to the loan as collateral. The amount held as collateral is not affected by the Separate Account’s investment performance. Amounts transferred from the Separate Account or the Fixed Account as collateral will affect the Accumulation Value, whether or not the loan is repaid, because we credit the amount of the collateral at an annual interest rate of three percent (3%) rather than a rate of return reflecting the investment performance of the Separate Account or the interest rate paid by the Fixed Account. Since your Death Benefit may be affected by Accumulation Value, a loan may also affect the amount of the Death Benefit, even if repaid.

Contract Debt. Contract Debt reduces Death Benefit Proceeds and Surrender Value. If the Contract Debt exceeds the Accumulation Value less any surrender charge, you must pay the excess or your Contract will lapse. We will notify you of the amount that must be paid. (See the “Grace Period and Reinstatement” provision of this Prospectus.)

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Repayment of Contract Debt. If we receive payments while a loan is outstanding, those payments are treated as additional premiums, unless you request otherwise. As Contract Debt is paid, we will transfer Accumulation Value equal to the amount of the loan payment from the General Account to the Subaccounts and the Fixed Account. We will allocate the transfers among the Subaccounts and the Fixed Account in the same proportion that premiums are being allocated at the time of the loan payment. We will make the allocation at the end of the Valuation Period during which the loan payment is received. If you do not pay the Contract Debt, we will deduct the amount of the Contract Debt from any amount payable under the Contract.

Overloan Protection Benefit

If you elect the Overloan Protection Benefit, your policy will not lapse due to excessive loans; however, you may elect to receive this benefit only if:

—	the Insured is age 75 or older;

—	the Contract is in its 16th Contract year or later;

—	the Contract Debt is less than 99.9% of the Accumulation Value after the Overloan Protection Benefit charge has been deducted from the Accumulation Value;

—	the Contract Debt is greater than the Specified Amount; and

—	the Contract is not a Modified Endowment Contract (See the “Tax Treatment of Contract Proceeds” provision in the “Federal Income Tax Considerations” section of this Prospectus.);

—	the Death Benefit Qualification Test is the Guideline Premium Test.

You can elect the Overloan Protection Benefit if you have not received a notice of pending lapse on your Contract. (See the “Grace Period and Reinstatement” provision of this Prospectus.) If you elect the Overloan Protection Benefit, a one-time charge will be deducted from your Accumulation Value. This charge is equal to your Accumulation Value on the date you make an election to invoke the benefit times the Overloan Protection Benefit Rate. The Overloan Protection Benefit Rate varies with the age of the Insured on the date of the election, but the maximum is 4.5%.

If you elect the Overloan Protection Benefit, the new Specified Amount under the Contract will equal the Table of Accumulation Value Corridor Percentage at the Insured’s attained age multiplied by the Accumulation Value on the date the benefit is elected, less the benefit charge. If you elect the Overloan Protection Benefit, the Death Benefit Proceeds under the Contract will never be less than the Death Benefit Proceeds immediately after the Overloan Protection Benefit is elected. (See the “Death Benefit Proceeds” section of this Prospectus.)

When you elect the Overloan Protection Benefit, the following changes will apply to your Contract:

—	Your Death Benefit will be Death Benefit Option A;

—	You may not change the Specified Amount or the Death Benefit Option;

—	You may not make additional premium payments, though you may make loan repayments;

—	You may not make or take partial withdrawals or request additional loans;

—	No Monthly Deductions will be made;

—	Any additional riders with a separate charge will terminate;

—	Contract Debt will remain outstanding but the Loan Interest Rate will be set equal to the Fixed Account crediting rate; and

—	All Accumulation Value will be transferred to the Fixed Account.

When you elect this benefit, the Internal Revenue Service may consider the Contract Debt taxable. The tax consequences of the Overloan Protection Benefit have not been addressed by the IRS or the courts. If the Death Benefit Proceeds (i.e., the excess of the Death Benefit over the Contract Debt) are nominal after the Overloan Protection Benefit has been elected, it is possible that the Internal Revenue Service could assert that the Contract

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should be treated as terminated for tax purposes and the outstanding Contract Debt should be treated as a distribution, taxable as ordinary income to the extent of any earnings accumulated in the Contract. You should consult your attorney, accountant or other tax advisor before electing this benefit. The Overloan Protection Benefit may not be available in all states and the conditions for election of the benefit may vary depending on where the Contract is issued.

Surrenders

During the life of the Insured, you can surrender the Contract in whole or in part by sending us a written request. The maximum amount available for surrender is the Surrender Value at the end of the Valuation Period during which the surrender request is received at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Surrenders will generally be paid within seven (7) days of receipt of the written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.) Any proceeds payable upon full surrender shall be paid in one sum unless an optional method of payment is elected. (See the “Payment of Contracts Benefits” provision in the “Duration of the Contract” section of this Prospectus.) Surrenders may have tax consequences. (See the “Federal Income Tax Considerations” section of this prospectus.)

Full Surrenders. If the Contract is being fully surrendered, you must return the Contract to us with your request. Insurance coverage under the Contract will terminate as of the date of a full surrender.

Partial Surrenders. The amount of a partial surrender may not exceed the Surrender Value at the end of the Valuation Period during which the request is received less an amount sufficient to cover Monthly Deductions for three (3) months. The minimum partial surrender is $100.

The Accumulation Value will be reduced by the amount of partial surrender and any applicable partial surrender charge. (See the “Partial Surrender Charge” provision in the “Charges and Deductions” section of this Prospectus.) This amount will be deducted from the Accumulation Value at the end of the Valuation Period during which the written request is received. The deduction will be allocated to the Subaccounts and the Fixed Account according to your instructions. If you do not provide allocation instructions we will allocate the partial surrender among the Subaccounts and the Fixed Account pro rata.

Partial surrenders reduce the Death Benefit by the amount the Accumulation Value is reduced. If Option A is in effect, the Specified Amount will be reduced by the amount of the partial surrender. Where increases in Specified Amount occurred, a partial surrender will reduce the increases in order of the more recent increase first and finally the initial Specified Amount. Thus, partial surrenders may affect the cost of insurance charge and the Net Amount at Risk. (See “Cost of Insurance” in the “Charges and Deductions” section and “Methods of Affecting Insurance Protection” in the “Contract Benefits” section of this Prospectus.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial surrender may not be less than the minimum Specified Amount of $100,000. (See the “Change in Death Benefit Option” in the “Contract Benefits” section of this Prospectus.)

The amount of any partial surrender will generally be paid within seven (7) days after receipt of your written request. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

Transfers

Transfers from Fixed Account. During the thirty (30) day period following the Contract anniversary and each subsequent Contract anniversary, you may make one (1) transfer from the Fixed Account to the Subaccounts. This transfer is free. The amount you can transfer from the Fixed Account to the Subaccounts is the greater of:

—	twenty-five percent (25%) of the amount in the Fixed Account; or

—	$1,000.

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If we receive a request to transfer funds out of the Fixed Account before the Contract anniversary, the transfer will be made at the end of the Valuation Period during which the Contract anniversary occurs. If we receive a proper transfer request within thirty (30) days after the Contract anniversary, the transfer will be made as of the end of the Valuation Period in which we received the transfer request.

Transfers To and From Subaccounts. You can make transfers among the Subaccounts and to the Fixed Account subject to the following restrictions:

—	Requests for transfers must be in writing and must be received by our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or may be made by telephone if a properly completed telephone authorization form is on file with us.

—	Requests for transfers must be clear and complete to be in good order.

—	Transfers from Subaccounts must be at least $250, or the balance of the Subaccount, if less.

—	The minimum amount which may remain in a Subaccount after a transfer is $100.

—	The first twelve (12) transfers in a Contract Year are free. A $10.00 fee will be deducted from the amount transferred for each additional transfer.

We will make transfers and determine values at the end of the Valuation Period in which your transfer request is received. We will only make transfers that are in good order. We may revoke or modify the transfer privilege. You cannot transfer to the dollar cost averaging Fixed Account options.

Special Note on Frequent Transfers – Additional Restrictions. The Contract is not appropriate for frequent transfers, market timing or any other kind of short-term trading strategy among Subaccounts. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract.

When you make a request to transfer Accumulation Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Portfolios. These types of frequent transactions are referred to as “Frequent Trading,” “Market Timing”, or “Short-term Trading.” We discourage Frequent Trading. Frequent Trading can have adverse effects for other Contract Owners, as well as other investors in the Portfolios. As these adverse effects occur in the value of the Portfolios, the value of the units in the corresponding Subaccounts is similarly affected. The adverse effects may occur in the following situations:

—	When purchases or redemption of shares of a Portfolio are made at net asset values that do not reflect the true value of the shares. This is often referred to as “arbitrage” and results in dilution of the value of the ownership interest of other investors in the Portfolio.

—	When a Portfolio is forced to liquidate holdings at an inopportune time in order to pay a redemption. Unexpectedly large or frequent redemptions can cause a Portfolio to sell investments prematurely and thereby lose otherwise available investment opportunities and gains.

—	When a Portfolio must maintain an unusually high liquidity level in order to satisfy redemptions caused by Frequent Trading. If investors in a Portfolio engage in Frequent Trading, a Portfolio must increase liquidity, or, in other words, keep higher levels of cash and cash equivalents instead of keeping the Portfolio invested in longer term assets. Higher liquidity can result in lower returns on the Portfolio assets.

—	When a Portfolio incurs increased brokerage commissions and administrative costs as a result of the Frequent Trading. Frequent Trading often causes a Portfolio to trade its investments more frequently. Such increased trading generally results in an increase in brokerage commission expenses and administrative costs for the Portfolios. The increased costs and expenses result in lower returns for investors in the Portfolios.

For the reasons discussed, we have adopted policies and procedures to help us identify and prevent Frequent Trading practices. While our policies and procedures are designed to identify and protect against Frequent Trading practices, there can be no certainty that we will identify and prevent Frequent Trading in all instances.

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When we do identify Frequent Trading, we will apply our policies and procedures consistently to all Contract Owners without special arrangement, waiver, or exception.

If we determine that you are engaging in Frequent Trading activity among the Subaccounts, we may, without prior notice, refuse to honor or process a transfer, reverse a transfer, or impose certain restrictions on your transfer privileges. If we reverse a transfer, we will do so within two (2) Valuation Dates. We will attempt to inform you or your registered representative by telephone that the transfer has been deemed Frequent Trading or otherwise potentially harmful to others, that the transfer has not been honored, and/or that your transfer privileges have been restricted.

We monitor for Frequent Trading activity among the Subaccounts based upon established parameters applied consistently to all Contract Owners. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect potential Frequent Trading and other potentially harmful activity, we may aggregate transfers made in two or more Contracts that we believe are connected, such as two policies with the same owner, or owned by spouses, or owned by different partnerships or corporations that are under common control.

We may vary our Frequent Trading policies and procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. Our Frequent Trading policies and procedures are currently the same for all Subaccounts. We may, however, not always apply Frequent Trading detection methods to Subaccounts investing in Portfolios that, in our judgment, would not be particularly attractive for Frequent Trading or susceptible to the harmful effects of Frequent Trading discussed above. We may also vary our Frequent Trading policies and procedures among other variable insurance products to account for differences in various factors, such as operational systems and contract provisions. The Company retains the discretion to change its Frequent Trading policies and procedures at any time. The Company may even abandon such policies and procedures in the future; however, it is the Company’s present intention to maintain a diligent effort to discourage, detect and deter Frequent Trading.

We reserve the right to place restrictions on the transfer privileges of all Contract Owners we believe may otherwise engage in Frequent Trading or trading activity that is otherwise harmful to others. For example, we may only accept transfers by U.S. mail. We may refuse transfer requests submitted by phone, facsimile, e-mail or by any other electronic means. We may implement and administer redemption fees imposed by one or more of the Portfolios in the future.

Portfolio Frequent Trading Restrictions. In addition to the restrictions we impose, each of the Portfolios may have its own Frequent Trading policies and procedures with respect to purchases and sales of Portfolio shares. The prospectuses of the Portfolios describe any such policies and procedures. The Frequent Trading policies and procedures of a Portfolio may be different, and more or less restrictive, than the Frequent Trading policies and procedures of other Portfolios and the Frequent Trading policies and procedures for the Contract described in this Prospectus.

We are legally obligated to provide information about each amount you cause to be invested into or removed from the Portfolio. If a Portfolio identifies you as having violated the Portfolio’s Frequent Trading Policies, we are obligated at the Portfolio’s request, to restrict or prohibit any further investment by you in respect to that Portfolio. Any such restriction or prohibition may remain in place indefinitely. You should review and comply with each Portfolio’s Frequent Trading Policies, which are disclosed in the Portfolios’ current prospectuses.

Postponed Transfers. Payment of withdrawal amounts and transfers may be postponed whenever:

—	the NYSE is closed other than customary weekend and holiday closings, or trading on the NYSE is restricted as determined by the SEC;

—	the SEC by order permits postponement for the protection of the Contract Owners; or

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—	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Telephone Transactions

You may make certain transactions under this Contract by telephoning us if you have executed and filed a telephone authorization form with us. You may only make telephone transactions by calling 1-800-306-2959. We reserve the right to limit or prohibit telephone transactions.

Transactions that can be conducted over the telephone include:

—	transferring values;

—	changing how your premium payments are allocated; and

—	initiating, changing and stopping a Dollar Cost Averaging program or a Rebalancing program.

We will employ reasonable procedures to confirm that telephone instructions are genuine. These procedures may include, but are not limited to:

—	requiring callers to identify themselves and the Contract Owner or others (e.g., Beneficiary) by name, social security number, date of birth, or other identifying information;

—	confirming telephone transactions in writing to you; and/or

—	recording telephone transactions.

There are risks associated with telephone transactions that do not exist if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. We will not be liable for any liability or losses resulting from unauthorized or allegedly unauthorized telephone requests that we believe are genuine.

Please note that our telephone system may not always be available for telephone calls or facsimile transmissions. Any telephone system, whether it is ours, yours, your service provider’s, or your registered representative’s can experience unscheduled outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you can make your transaction request by writing our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Refund Privilege

Under state law, you have a free look period in which to examine a Contract and return it for a refund. The length of the free look period varies among different states, but generally runs for ten (10) days after your receipt of the Contract. If the Contract is canceled during the free look period, you will receive a refund equal to premiums paid adjusted by investment gains during the fifteen (15) day period, or thirty-five (35) day period for a Contract issued to a person age 60 or over in California, such premiums have been allocated to the Subaccount investing in the Fidelity VIP Money Market Portfolio. (See “Allocation of Premiums” in the “Payment and Allocation of Premiums” section of this Prospectus.) A free look period also applies to any increase in Specified Amount. If you cancel the increase, you will receive the amount of premiums paid attributable to such increase in Specified Amount adjusted by investment gains or losses.

To cancel the Contract, you should mail or deliver the Contract to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 or to the office of one of our agents. We may delay paying a refund of premiums paid by check until the check has cleared your bank. (See the “Postponement of Payments” provision in the “Other Policy Provisions” section of this Prospectus.)

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Dollar Cost Averaging

Under the dollar cost averaging program, you can instruct us to automatically transfer, on a periodic basis, a predetermined amount or percentage from any one Subaccount or Fixed Account, to any Subaccount(s) or Fixed Account. The automatic transfers from the Subaccounts can occur monthly, quarterly, semi-annually, or annually. Transfers from the Fixed Account can only occur semi-annually or annually and must be at least $1,000. The minimum transfer to each Subaccount must be at least $100. At the time the program begins, you must have at least $10,000 Accumulation Value. Transfers under dollar cost averaging will be made, and values resulting from the transfers determined, at the end of the Valuation Period that includes the transfer date designated in your instructions.

Using dollar cost averaging, you purchase more units when the unit value is low, and fewer units when the unit value is high. There is no guarantee that the dollar cost averaging program will result in higher Accumulation Value or otherwise be successful.

You can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. In addition, the program will terminate if Accumulation Value is less than $5,000 on a transfer date.

If you participate in the Fixed Account dollar cost averaging program, you may designate an amount to be held in one of the dollar cost averaging Fixed Account options until it is transferred to the Subaccounts or the Fixed Account as selected by you. The two options you must select from are a six (6) month or a twelve (12) month dollar cost averaging period. When you make an allocation to one of the dollar cost averaging Fixed Account options for this purpose, we will set an interest rate applicable to that amount. We will then credit interest at that rate to that amount until it has been entirely transferred to your chosen Subaccounts or the Fixed Account. Consistent with the option selected by you, we will complete the transfers within either six (6) or twelve (12) months of the allocation date, which will be the Date of Issue. At our discretion, we may change the rate that we set for new allocations to the dollar cost averaging Fixed Account options. We will never, however, set a rate less than an effective annual rate of three percent (3%). The program is available only for the initial premium payment received on or after the Date of Issue. The minimum premium payment to participate in the six (6) month dollar cost averaging option is $2,500. The minimum premium payment to participate in the twelve (12) month dollar cost averaging option is $5,000.

You can increase or decrease the amount of transfers or discontinue the program by sending us written notice or, if a telephone transactions authorization form is on file, notifying us by phone. If you terminate the program any remaining balance in the Fixed Account dollar cost averaging option will be transferred to the Fixed Account. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers.

Rebalancing

Because the Subaccounts and the Fixed Account may have different investment results, your Accumulation Value may not stay in the same percentages as your initial allocation instructions. At your request, we will rebalance your Accumulation Value by allocating premiums and transferring Accumulation Value to ensure conformity with your allocation instructions. We will rebalance your Accumulation Value on a calendar quarter, semi-annual or annual basis according to your instructions. We will rebalance, and determine any values resulting from the rebalancing, at the end of the Valuation Period that includes the rebalancing date in your request. There is no charge for this program and transfers made pursuant to this program will not be counted in determining the number of free transfers. At the time the program begins, you must have at least $10,000 of Accumulation Value. If the Accumulation Value is less than $5,000 on a rebalancing date, the program will be discontinued.

You can request participation in the rebalancing program at any time. You can discontinue the program by sending us written notice or, if a telephone transfer authorization form is on file with us, by calling by telephone.

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PAYMENT AND ALLOCATION OF PREMIUMS

Issuance of a Contract

If you want to purchase a Contract, you must complete an application and submit it to our Home Office. We will only issue a Contract to individuals 85 years of age or less on their last birthday who supply satisfactory evidence of insurability. The maximum age may be less in certain states. Acceptance is subject to our underwriting rules.

The Date of Issue is used to determine Contract anniversary dates, Contract Years, and Contract months.

Premiums

You must pay the initial premium for the Contract to be in force. The initial premium must be at least one-twelfth (1/12th) of the first year Guaranteed Coverage Premium. The initial premium is payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. All other premiums are payable at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. Subject to certain limitations, you have flexibility in determining the frequency and amount of premiums since the Planned Periodic Premium schedule is not binding on you.

Premium Flexibility

You may make unscheduled premium payments at any time in any amount, subject to the premium limitations described herein.

Planned Periodic Premiums. At the time the Contract is issued, you can determine a Planned Periodic Premium schedule. The amounts and frequency of the Planned Periodic Premiums will be shown on the Data Page. During the Guaranteed Coverage Benefit period, the Planned Periodic Premium must be at least the Guaranteed Coverage Premium. You are not required to pay premiums in accordance with the Planned Periodic Premium schedule.

You can change the frequency and amount of Planned Periodic Premiums by sending a written request to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We may limit any increase in premium to comply with applicable federal tax law. We will send premium payment notices annually, semi-annually, quarterly or monthly depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned Periodic Premiums does not guarantee that the Contract will remain in force unless the Guaranteed Coverage Benefit provision is in effect.

Premium Limitations. Total premiums paid cannot exceed the current maximum premium limitations established by the guideline premium tax qualification test. If a premium is paid which would cause total premiums to exceed the maximum premium limitation, we will only accept that portion of the premium equal to the maximum. We will return any part of the premium in excess of that amount or apply it as otherwise agreed. No further premiums will be accepted until permitted under the federal tax laws prescribing maximum premium limitations.

We may refuse to accept a premium or require additional evidence of insurability if the premium would increase the Net Amount at Risk. We may also establish a minimum acceptable premium amount.

Premiums Upon Increase in Specified Amount. If you request an increase in the Specified Amount, we will notify you if any additional premium is required. Whether additional premium will be required will depend upon:

—	the Accumulation Value of the Contract at the time of the increase; and

—	the amount of the increase you request.

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Allocation of Premiums and Accumulation Value

Allocation of Premiums. Premiums are allocated according to your instructions. The minimum percentage or premium that you may allocate to any one Subaccount or to the Fixed Account is the greater of one percent (1%) or $20. You can change the allocation without charge by providing proper written notification to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 Your notice must include the Contract number to which the instructions apply. Your revised allocation instructions will apply to premiums received by us on or after the date proper written notification is received. You may also change how your premium payments are allocated by telephone, if you have a telephone transactions authorization on file with us.

Ways to Make Premium Payments. You may pay premiums by check drawn on a U.S. Bank in U.S. dollars and made payable to “American National Insurance Company” or “ANICO.” If you do not receive a billing statement, send your additional premiums (after the initial premium) directly to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. If you receive a billing statement, you may send a Proper Lockbox Payment in the pre-printed envelope to our lockbox at P.O. Box 4531, Houston, Texas 77210-4531. A “Proper Lockbox Payment” is defined as a payment (1) accompanied by a billing notice; (2) in the exact amount of the premium, as specified in the billing notice; and (3) for a contract that is not in a grace period, or for a contract that has not lapsed or been surrendered. If an additional premium payment is received at our lockbox that is not a Proper Lockbox Payment, the additional premium and any accompanying material will be forwarded to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, which will cause a delay in the processing of the requested transaction for an in force contract. If the additional premium is for a contract that is no longer in force, it will not be processed and will be returned to you.

If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment.

Accumulation Value. The value of Subaccounts will vary with the investment performance of these Subaccounts and you bear the risk that those investments might actually lose money. The performance of these investments affects the Accumulation Value and may affect the Death Benefit as well.

Grace Period and Reinstatement

Grace Period. If the Surrender Value is insufficient to pay the Monthly Deduction, you have a grace period of sixty-one (61) days to pay an additional premium. The grace period begins on the date Surrender Value is insufficient to cover the Monthly Deduction. At the beginning of the grace period, we will mail you notice to your last known address we have on file advising you of the necessary additional premium. If you do not pay the additional premium during the grace period, the Contract will terminate. If the Contract terminates and is not reinstated as described below, the Contract will have no Accumulation Value, Surrender Value or Death Benefits. If the Insured dies during the grace period, any overdue Monthly Deductions and Contract Debt will be deducted from the Death Benefit Proceeds. No loans, partial surrenders or transfers are permitted during the Grace Period.

Reinstatement. A Contract may be reinstated any time within five (5) years after termination. A Contract cannot be reinstated if it was surrendered. Reinstatement will be effected based on the Insured’s underwriting classification at the time of the reinstatement.

Reinstatement is subject to the following:

—	evidence of insurability satisfactory to us;

—	reinstatement or repayment of Contract Debt;

—	repayment of any amount of Contract Debt greater than the Surrender Value of reinstated Contract;

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—	payment of Monthly Deductions not collected during the grace period; and

—	payment of the premium sufficient to pay the Monthly Deduction for three (3) months after the date of reinstatement. You must also make a premium payment in an amount that will provide a Surrender Value sufficient to pay the next Monthly Deduction after the date of reinstatement. This is necessary in order to avoid the Contract immediately going into another Grace Period.

The original Date of Issue, and the Effective Dates of increases in Specified Amount (if applicable), will be used for purposes of calculating Monthly Deductions and the surrender charge. If any Contract Debt was reinstated, an amount equal to the debt will be held in our General Account. During the lapse period, Contract Debt will accrue interest at a rate of six percent (6%). The Effective Date of reinstatement will be the first Monthly Deduction Date on or next following the date we approve the application for reinstatement. The surrender charge schedule for the Contract will be restored as of the Date of Issue. The Accumulation Value as of the date the Contract entered into the grace period will be credited to the reinstated Contract. If Contract Debt is restored, interest earned on the loaned portion of the Accumulation Value during the period of lapse will be credited to the reinstated Contract.

CHARGES AND DEDUCTIONS

Premium Charges

A premium charge of six percent (6%) will be deducted from any premium payment before allocating such premiums among the Subaccounts and the Fixed Account. After the first ten (10) Contract Years, the premium charge is four percent (4%), and will be deducted from any premium received. We reserve the right to change the premium charge. We can change the premium charge only once each Contract Year. The premium charge will never exceed six percent (6%).

Charges from Accumulation Value

Monthly Deductions and Daily Asset Charges (Mortality and Expense Fees) will reduce the Accumulation Value.

Monthly Deduction. On each Monthly Deduction Date the Accumulation Value is reduced by:

—	Cost of Insurance Charge. Because the cost of insurance depends upon several variables, the cost can vary from month to month. We will determine the monthly cost of insurance charges by multiplying the applicable cost of insurance rate by the Net Amount at Risk, as of the Monthly Deduction Date, for each Contract month.

—	Charge for the Cost of any Riders.

o	Automatic Increase Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $.0003 per $1,000 of Specified Amount. The Maximum cost of insurance rate for this rider is $.06 per $1,000 of Specified Amount.

o	Waiver of Stipulated Premium Rider. The monthly fee is charged per $1,000 of the Specified Amount based upon the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is .79% of the premium. The Maximum cost of insurance rate for this rider is 14.05% of the premium.

o	Term Rider. The monthly fee is charged per $1,000 of the death benefit rider based on the Insured’s sex, Attained Age, Specified Amount and underwriting class. The Minimum cost of insurance rate for this rider is $0.02 per $1,000 of rider Death Benefit. The Maximum cost of insurance rate for this rider is $83.34 per $1,000 of rider Death Benefit.

—	Monthly Maintenance Fee. The monthly maintenance fee is $7.50.

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—	Monthly Expense Fee. The monthly fee is charged per $1,000 of Specified Amount based upon the issue age, risk class, Guarantee Coverage Benefit period, and number of Contract Years the Contact has been in force. The monthly fee is determined when the Contract is issued. We assess a monthly expense fee for five (5) Contract Years or longer if you have selected the lifetime Guaranteed Coverage Benefit period. (See the “Guaranteed Coverage Benefit” provision in the “Contract Benefits” section of this Prospectus and the “Monthly Expense Fee” in the Fee Table entitled “Periodic Charges Other Than Portfolio Operating Expenses” in this Prospectus).

The Monthly Deduction is the sum of the cost of insurance charge, applicable charge for any riders, the monthly maintenance fee, and the monthly expense fee. The Monthly Deduction compensates us for providing the insurance benefits and administering the Contract. We deduct the Monthly Deduction as of the Date of Issue and on each Monthly Deduction Date thereafter. We will allocate the deduction among the Subaccounts and the Fixed Account pro rata. The cost of insurance, monthly expense fee, and the monthly maintenance fee are further described below. Because portions of the Monthly Deduction, such as the cost of insurance, can vary from month to month, the Monthly Deduction itself may vary in amount from month to month.

Cost of Insurance. The monthly cost of insurance rate is based on the Insured’s sex, Attained Age, Specified Amount, and underwriting risk class. The rate may vary if the Insured is a nicotine user or nicotine non-user, if the Insured is in a preferred or standard risk classification, or if the Insured is in a substandard risk classification and rated with a tabular extra rating.

For the initial Specified Amount, the cost of insurance rate will not exceed those in the schedule of monthly guaranteed maximum cost of insurance rates shown on the Data Page. These guaranteed rates are based on the Insured’s age on his or her last birthday. The current rates range between twenty-eight (28%) and sixty-five percent (65%) of the guaranteed rates. Any change in the current cost of insurance rates will apply to all persons of the same age, sex, risk class and Specified Amount.

Under this contract the cost of insurance rates and ranges are based on the 1980 CSO.

The underwriting risk class for the initial Specified Amount and the Specified Amount for any increase may be different. Consequently, the cost of insurance rate for the initial Specified Amount and each increase in Specified Amount may be different. Decreases will also be reflected in the cost of insurance rate. (See the “Change in Specified Amount” provision in the “Contract Benefits” section of this Prospectus.)

The actual charges made during the Contract Year will be shown in the annual report delivered to you.

Guaranteed maximum cost of insurance rates for policies issued on a non-sex distinct basis are calculated based on the 1980 CSO-SB and the 1980 CSO-NB Mortality Tables (Age Last Birthday) for issue or increase ages 15 and above. For ages 0-14, the 1980 CSO-B Mortality Table (Age Last Birthday) was used through Attained Age 14 and the 1980 CSO-NB Mortality Table (Age Last Birthday) for Attained Ages 15 and above.

The rate class of an Insured may affect the cost of insurance rate. We currently place Insureds into a preferred rate class, standard rate class, or substandard rate class that involves a higher mortality risk. In an otherwise identical Contract, an Insured in the standard rate class will typically have a lower cost of insurance than an Insured in a substandard rate class. Similarly, in an otherwise identical Contract, an Insured in a preferred rate class typically has a lower cost of insurance than one in a standard rate class. If a Contract is rated at issue with a tabular extra rating, the guaranteed rate is generally a multiple of the guaranteed rate for a standard issue.

Insureds may also be assigned a flat extra rating to reflect certain additional risks. The flat extra rating will increase the total Monthly Deduction.

Daily Asset Charge (Mortality and Expense Risk Fees). On each Valuation Date, each unit value is reduced by a Daily Asset Charge not to exceed 0.70% annually of the average daily net assets in each Subaccount. Currently, the Daily Asset Charge is 0.70% for the first fifteen (15) Contract Years. Thereafter, there is no Daily Asset Charge, but we reserve the right to impose a Daily Asset Charge, not to exceed 0.70% annually.

This charge is to compensate us for mortality and expense risks (“M&E”). The mortality risk is that Insureds may live for a shorter time than we assumed. If so, we will have to pay Death Benefits greater than we

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estimated. The expense risk is that expenses incurred in issuing and administering the Contracts will exceed our estimates. We reserve the right to change the Daily Asset Charge once each Contract Year. The deduction will equal the annual rate divided by 365 and multiplying the result by the number of days since the last Valuation Date. We will not deduct a Daily Asset Charge from the Fixed Account.

Surrender Charge. If you surrender all or a part of your Contract, we may assess a surrender charge. Surrender charges are intended to compensate us for the costs of distributing the Contract.

We may also assess a surrender charge upon decreases in Specified Amount or upon Death Benefit option changes that result in a decrease in Specified Amount. (See the “Change in Specified Amount” provision in the “Contact Benefits” section of this Prospectus.)

The surrender charge is more substantial in early Contract Years. Accordingly, the Contract is more suitable for long-term purposes.

The surrender charge for a full surrender is assessed based on a rate per $1,000 of Specified Amount, with the charges being calculated separately for the original Specified Amount and each increase, if any, in Specified Amount. The surrender charge for the initial Specified Amount is applicable until the 16th Contract anniversary. For an elective increase in Specified Amount, the surrender charge is applicable for fifteen (15) years after the Effective Date of such increase. Thereafter, there is no surrender charge.

The surrender charge varies by Age at Issue and risk class. In the first Contract Year, the surrender charge shall range from $15.38 per $1,000 of Specified Amount to $57.87 per $1,000 of Specified Amount. The rate is the same for the first five (5) years since issue or increase, and reduces to zero after fifteen (15) years.

Partial Surrender Charge. We will impose a $25 fee for each partial surrender of any amount. In addition, if Death Benefit Option A is in effect, a partial surrender charge will be charged for the related decrease in Specified Amount. The partial surrender charge is in proportion to the surrender charge that would apply to a full surrender. (See the “Change in Specified Amount” provision in the “Contracts Benefits” section of this Prospectus.)

Transfer Charge. We will make the first twelve (12) transfers of Accumulation Value in any Contract Year without a transfer charge. A charge of $10 will be deducted from the amount transferred for each additional transfer among the Subaccounts or from the Subaccounts to the Fixed Account. This charge compensates us for the costs of effecting the transfer. The transfer charge cannot be increased.

Expense Recoupment. We intend to recoup the cost of benefits, issue and underwriting costs, administrative costs, commissions, taxes and other sales expenses primarily, but not exclusively, through:

—	the monthly expense fee;

—	the monthly maintenance fee;

—	the sales charge;

—	the deferred sales charge;

—	the Daily Asset Charge (mortality and expense risk charge);

—	the cost of insurance charge;

—	revenues, including 12b-1 fees or a portion thereof, if any, received from the Portfolios or their managers; and

—	investment earning on amounts allocated under Contracts to the Fixed Account.

Commissions paid on the Contract, including other incentives or payments, are not directly charged to the Contract Owners or the Separate Account.

Fees and Expenses Incurred by Portfolios. In addition, the managers of the Portfolios will charge certain fees and expenses against the Portfolios. (See the “Annual Portfolio Company Operating Expenses” table in the

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“Risk/Benefit Summary: Fee Tables” section of this Prospectus. Also, see the Funds’ prospectuses.) No Portfolio fees or expenses will be charged from the Fixed Account.

Taxes. Currently, we will not make a charge against the Separate Account for federal, state, or local income taxes. We may, however, make such a charge in the future if income or gains within the Separate Account will incur any federal tax, or any significant state or local tax treatment of the Company changes. We would deduct such charges, if any, from the Separate Account and/or the Fixed Account. We would not realize a profit on such tax charges with respect to the Contracts.

Exceptions to Charges

We may reduce the premium charge, surrender charge, monthly expense fee, monthly fee, cost of insurance and Daily Asset Charge for, or credit additional amounts on, sales of the Contract to a trustee, employer, or similar entity where we determine that such sales result in savings of sales or administrative expenses. In addition, directors, officers and bona fide full-time employees (and their spouses and minor children) of American National Insurance Company and any of its subsidiaries may be permitted to purchase the Contract with substantial reductions of premium charge, surrender charge, monthly expense fee, monthly maintenance fee, cost of insurance or Daily Asset Charge.

The Contract may be sold directly, without compensation, to: (1) a registered representative, (2) employees, officers, directors, and trustees of American National Insurance Company and its subsidiaries, and spouses and immediate family members (i.e., children, siblings, parents, and grandparents) of the foregoing, and (3) employees, officers, directors, trustees and registered representatives of any broker-dealer authorized to sell the Contract, and spouses and immediate family members of the foregoing. If sold under these circumstances, a Contract may be credited in part or in whole with any cost savings resulting from the sale being direct, rather than through an agent with an associated commission, but only if such credit will not be unfairly discriminatory to any person.

AMERICAN NATIONAL INSURANCE COMPANY,

THE SEPARATE ACCOUNT, THE FUNDS

AND THE FIXED ACCOUNT

American National Insurance Company

Our Home Office is located at the American National Insurance Building, One Moody Plaza, Galveston, Texas 77550. For service and transaction requests write to: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The Separate Account

The assets of the Separate Account are held exclusively for your benefit and the benefit of other people entitled to payments under variable life Contracts we issue. Incomes, gains, and losses credited to, or charged against, the Separate Account reflect the Separate Account’s own investment experience and not the investment experience of American National’s other assets. The assets of the Separate Account may not be used to pay any liabilities of American National other than those arising from the Contract. We are obligated to pay all amounts promised to the Contract Owners under the Contract. We are the legal holders of the Separate Account’s assets. The assets are held separate and apart from the General Account assets. We maintain records of all purchases and redemptions of shares of Portfolios by each of the Subaccounts. We will at all times maintain assets in the Separate Account with a total market value at least equal to the reserve and other Contract liabilities of the Separate Account. Liabilities arising out of other aspects of our business cannot be charged against the assets of the Separate Account. Income, as well as both realized and unrealized gains or losses from the Separate Account’s assets, are credited to or charged against the Separate Account without regard to income, gains or losses arising out of other aspects of our business. If, however, the Separate Account’s assets exceed its liabilities, the excess shall be available to cover the liabilities of our General Account.

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The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

We will redeem shares in the Portfolios as needed to:

—	collect charges;

—	pay the Surrender Value;

—	secure loans;

—	provide benefits; or

—	transfer assets from one Subaccount to another, or to the Fixed Account.

Any dividend or capital gain distribution received from a Portfolio will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding Subaccount.

The Separate Account may include other Subaccounts that are not available under the Contract. We may from time to time discontinue the availability of some of the Subaccounts. If the availability of a Subaccount is discontinued, we may redeem any shares in the corresponding Portfolio and substitute shares of another registered, open-end management company.

We may also establish additional Subaccounts. Each new Subaccount would correspond to a Portfolio of a registered, open-end management company. We would establish the terms upon which existing Contract Owners could purchase units in the Subaccounts corresponding to such Portfolios.

If any of these substitutions or changes is made, we may change the Contract by sending an endorsement. We may:

—	operate the Separate Account as a management company;

—	de-register the Separate Account if registration is no longer required;

—	combine the Separate Account with other separate accounts;

—	restrict or eliminate any voting rights associated with the Separate Account; or

—	transfer the assets of the Separate Account relating to the Contracts to another separate account.

We will not make any changes to the menu of Portfolios or to the Separate Account without complying with applicable laws and regulations. Such laws and regulations may require notice to and approval from the Contract Owners, the SEC, and state insurance regulatory authorities.

Since we are the legal holders of the Portfolio shares held by the Separate Account, we can vote on any matter that may be voted upon at a shareholder’s meeting. To the extent required by law, we will vote all shares of the Portfolios held in the Separate Account at shareholders’ meetings in accordance with instructions we receive from you and other Contract Owners. The number of votes for which each Contract Owner has the right to provide instructions will be determined as of the record date selected by the Fund’s Board of Directors. We will furnish Contract Owners with the proper forms, materials, and reports to enable them to give us these instructions. We will vote Portfolio shares held in each Subaccount for which no timely instructions from Contract Owners are received and shares held in each Subaccount which do not support Contract Owner interests in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro-rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, we may vote shares of the Portfolios in our own right.

The Separate Account is not the only separate account that invests in the Portfolios. Other separate accounts, including those funding other variable life insurance Contracts, variable annuity Contracts, other insurance company variable Contracts and retirement plans, invest in certain of the Portfolios. We do not currently see any disadvantages to you resulting from the Portfolios selling shares to fund products other than the Contract.

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However, there is a possibility that a material conflict of interest may arise between the Contract Owners and the owners of variable life insurance policies and the owners of variable annuity contracts whose values are allocated to another separate account investing in the Portfolios. In addition, there is a possibility that a material conflict may arise between the interests of Contract Owners or owners of other contracts and the retirement plans, which invest in the Portfolios or those plans’ participants. If a material conflict arises, we will take any necessary steps, including removing the Portfolio from the Separate Account, to resolve the matter. The Board of Directors of each Portfolio will monitor events in order to identify any material conflicts that may arise and determine what action, if any, should be taken in response to those events or conflicts. See the accompanying prospectuses for the Portfolios for more information.

The Funds

Each Subaccount invests in shares of a corresponding Portfolio of a Fund. Before investing in any of the Subaccounts, the accompanying prospectuses for the Portfolios should be read in conjunction with this Prospectus. The prospectuses contain a full description of the Funds, their investment policies and restrictions, risks, charges and expenses and other aspects of their operation. The investment objectives of each Portfolio are stated below.

FUND: ADVISER:	THE ALGER PORFOLIOS CLASS I-2 SHARES FRED ALGER MANAGEMENT, INC.

Subaccount investing in:	Investment objective:
Alger Small Cap Growth Portfolio*	seeks long-term capital appreciation
Alger Large Cap Growth Portfolio	seeks long-term capital appreciation
Alger Mid Cap Growth Portfolio	seeks long-term capital appreciation
Alger Capital Appreciation Portfolio	seeks long-term capital appreciation
Alger Growth & Income Portfolio	seeks to provide capital appreciation and current income
Alger Balanced Portfolio	seeks current income and long-term capital appreciation
* Not available for investment for Contracts issued on or after July 1, 2007.

FUND: ADVISER:	FEDERATED INSURANCE SERIES FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA IS THE ADVISER FOR FEDERATED MANAGED VOLATILITY FUND II AND FEDERATED KAUFMANN FUND II

Subaccount investing in:	Investment objective:
Federated Managed Volatility Fund II	seeks to achieve high current income and moderate
Subadvised By: Federated Investment	capital appreciation
Management Company
Federated Kaufmann Fund II – Primary Shares	seeks capital appreciation
Subadvised By: Federated Global Investment
Management Corp.

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ADVISER:	FEDERATED INVESTMENT MANAGEMENT COMPANY IS THE ADVISER FOR FEDERATED HIGH INCOME BOND FUND II, FEDERATED FUND FOR U.S. GOVERNMENT SECURITIES II AND FEDERATED QUALITY FUND II

Subaccount investing in:	Investment objective:
Federated High Income Bond Fund II – Primary Shares	seek high current income
Federated Fund for U.S. Government Securities II	seeks to provide current income
Federated Quality Bond Fund II – Primary Shares	seeks to provide current income

FUND: ADVISER:	FIDELITY® VARIABLE INSURANCE PRODUCTS SERVICE CLASS 2 FIDELITY MANAGEMENT & RESEARCH COMPANY

Subaccount investing in:	Investment objective:
VIP Money Market Portfolio	seeks as high a level of current income as is consistent with
subadvised by:	preservation of capital and liquidity.
Fidelity Investments Money Management, Inc.
Fidelity Research & Analysis Company
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Hong Kong) Limited
Fidelity Management & Research (Japan) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
VIP Mid Cap Portfolio*	seeks long-term growth of capital
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity Investments Japan Limited, Fmr Co., Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
FMR Co., Inc.
VIP Index 500 Portfolio subadvised by: Geode Capital Management FMR Co., Inc.	seeks investment results that correspond to the total return of common stocks publicly traded in the U.S., as represented by the Standard & Poor’s 500sm Index (S&P 500®)
VIP Contrafund® Portfolio	seeks long-term capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

*Effective April 24, 2015, the VIP Growth Strategies Portfolio merged into the VIP Mid Cap Portfolio.

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Subaccount investing in:	Investment objective:
VIP Growth Opportunities Portfolio	seeks to provide capital growth
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Equity-Income Portfolio subadvised by: FMR Co., Inc.	seeks reasonable income and will also consider the potential for capital appreciation. The Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500®
VIP Investment Grade Bond Portfolio	seeks as high level of current income as is consistent with the
subadvised by:	preservation of capital
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Money Management, Inc.
VIP Growth & Income Portfolio subadvised by: Fidelity Management & Research (U.K.) Inc.	seeks high total return through a combination of current income and capital appreciation
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Portfolio**	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.
VIP Value Strategies Portfolio	seeks capital appreciation
subadvised by:
Fidelity Management & Research (U.K.) Inc.
Fidelity Management & Research (Far East) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors (U.K.) Limited
Fidelity Investments Japan Limited, FMR Co., Inc.
FMR Co., Inc.

**Effective April 24, 2015, the VIP Value Leaders Portfolio merged into the VIP Value Portfolio.

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FUND: ADVISER:	AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) – SERIES I SHARES INVESCO ADVISERS, INC.

Subaccount investing in:	Investment objective:
Invesco V.I. Global Health Care Fund	seeks long-term capital growth
Invesco V.I. Small Cap Equity Fund	seeks long-term growth of capital
Invesco V.I. Managed Volatility Fund*	seeks both capital appreciation and current income while managing portfolio volatility
Invesco V.I. Mid Cap Growth Fund	to seek long-term capital growth
Invesco V.I. Diversified Dividend Fund	seeks to provide reasonable current income and long-term growth of income and capital
Invesco V.I. Technology Fund	seeks long-term capital growth
Invesco V.I. Global Real Estate Fund	seeks total return through growth of capital and current income

Subadvisor(s): Invesco Canada Ltd.; Invesco Global Asset Management (N.A.), Inc.: Invesco Institutional (N.A.), Inc.; Invesco Senior Secured Management, Inc.; Invesco Hong Kong Limited; Invesco Asset Management Limited; Invesco Asset Management (Japan) Limited and Invesco Asset Management Deutschland, GmbH.

* Effective April 30, 2014, the Invesco V.I. Utilities Fund was renamed Invesco V.I. Managed Volatility Fund.
FUND: ADVISER:	MFS® VARIABLE INSURANCE TRUST (“VIT”) - INITIAL CLASS SHARES MFS® VARIABLE INSURANCE TRUST (“VIT II”) - INITIAL CLASS SHARES MASSACHUSETTS FINANCIAL SERVICES COMPANY

Subaccount investing in	Investment objective:
MFS Core Equity Portfolio (VIT II)**	seeks capital appreciation
MFS Growth Series (VIT)	seeks capital appreciation
MFS Research Series (VIT)	seeks capital appreciation
MFS Investors Trust Series (VIT)	seeks capital appreciation

**EffectiveMarch 27, 2015, the MFS Core Equity Series (VIT) reorganized and merged into the MFS Core Equity Portfolio (VIT II).

T.ROWE PRICE
ADVISER:	T. Rowe Price Associates, Inc. is responsible for selection and management of the portfolio investments of T. Rowe Price Equity Series, Inc. and the T. Rowe Price Fixed Income Series, Inc.

ADVISER:	T. Rowe Price Associates, Inc., Adviser and T. Rowe Price International, Ltd. And T. Rowe Price Singapore Private Ltd., Sub-advisers, are responsible for selection and management of the portfolio investments of T. Rowe Price International Series, Inc.

FUND:	T. ROWE PRICE EQUITY SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Equity Income Portfolio	seeks to provide a high level of dividend income and long-term capital growth primarily through investments in the common stocks of established companies
T. Rowe Price Mid-Cap Growth Portfolio*	seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth

FUND:	T. ROWE PRICE FIXED INCOME SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price Limited-Term Bond Portfolio	seeks a high level of income consistent with moderate fluctuations in principal value

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FUND:	T. ROWE PRICE INTERNATIONAL SERIES, INC.

Subaccount investing in:	Investment objective:
T. Rowe Price International Stock Portfolio	seeks long-term growth of capital through investments primarily in the common stocks of established, non-U.S. companies
* Not available for investment in Contracts issued on or after May 1, 2004.

Each Portfolio’s total operating expenses may include fees for management, shareholder services, 12b-1 fees, and other expenses, such as custodial, legal, and other miscellaneous fees. The prospectuses for the Funds contain more detailed information about the Portfolios, including a description of investment objectives, restrictions, expenses and risks. You should carefully read those prospectuses and retain them for future reference.

You should periodically review your allocation to make sure that your investment choices are still appropriate in light of any market developments or changes in your personal financial situation.

The Funds, their managers, or affiliates thereof, may make payments to American National and/or its affiliates in connection with certain administrative, marketing and other services that we (and our affiliates) provide and the expenses that we incur These payments may be derived, in whole or in part, from administrative service agreements or from “Rule 12b-1” fees deducted from Fund assets and/or from the profits the investment advisor or sub-advisor receives from the advisory fee deducted from Fund assets. Contract Owners, through their indirect investment in the Funds, bear the costs of these advisory and 12b-1 fees. The amount of these payments may be substantial, may vary between Funds and Portfolios, and generally are based on a percentage of the assets in the Funds that are attributable to the Contracts and other variable insurance products issued by American National. American National may use these payments for any corporate purpose, including payment of expenses that American National and/or its affiliates incur in promoting, marketing, and administering the Contracts, and in its role as an intermediary to the Funds. American National and its affiliates may profit from these payments.

During 2014, we received the following amounts with respect to the following Funds:

Fund	Amount We Received
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	$	105,201
The Alger Fund		119,301
Fidelity Variable Insurance Products		959,265
Federated Insurance Series		54,941
MFS Variable Insurance Trust		23,632
T. Rowe Price Funds		129,910

During 2015, we expect to receive the following percentages of the Accumulation Value under the Contracts that are invested in each Fund:

Fund	Percentage We Anticipate Receiving
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	.25%
The Alger Fund	.25%
Fidelity Variable Insurance Products	.40%
Federated Insurance Series	.25%
MFS Variable Insurance Trust	.15%
T. Rowe Price Funds	.15%

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The Portfolios are sold only to separate accounts of insurance companies offering variable annuity and variable life insurance Contracts and, in some cases, to certain qualified pension and retirement plans. The Portfolios are not sold to the general public and should not be mistaken for other Portfolios offered by the same sponsor or that have similar names.

Fixed Account

You can allocate some or all of your premium payments to the Fixed Account. You can also, subject to certain limitations, transfer amounts from the Separate Account to the Fixed Account or from the Fixed Account to the Separate Account. (See the “Transfers,” provision in the “Contract Rights” section of this Prospectus.)

We establish the Declared Rate and may adjust the rate each month; however, we guarantee an effective annual rate of at least 3.0% compounded daily.

Payments allocated to the Fixed Account and transfers from the Separate Account to the Fixed Account are placed in our General Account, which supports insurance and annuity obligations. The General Account includes all of our assets, except those assets segregated in our Separate Accounts. We have discretion over the investment of assets of the General Account, subject to applicable law. We bear the risk that the investments in the General Account will lose money. You bear the risk that the Declared Rate will fall to a lower rate.

Interests in the General Account have not been registered with the SEC as securities and the General Account has not been registered as an investment company. Accordingly, neither the General Account nor any interest in the General Account is generally subject to the provisions of federal securities laws. The SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Contract. However, disclosures regarding the Fixed Account portion of the Contract may be subject to generally applicable provisions of the federal securities laws regarding the accuracy and completeness of statements made in Prospectuses.

FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is general and is not tax advice.

Introduction

The following summary provides a general description of the federal income tax considerations relating to the Contract. This summary is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (“IRS”). Because of the complexity of such laws and the fact that tax results will vary according to the factual status of the specific Contract involved tax advice from a qualified tax adviser may be needed by a person contemplating the purchase of a Contract or the exercise of certain elections under the Contract. These comments concerning federal income tax consequences are not an exhaustive discussion of all tax questions that might arise under the Contract. Further, these comments do not take into account any federal estate tax and gift, state, or local tax considerations which may be involved in the purchase of a Contract or the exercise of certain elections under the Contract. For complete information on such federal and state tax considerations, a qualified tax adviser should be consulted. We do not make any guarantee regarding the tax status of any Contract, and the following summary is not tax advice.

Tax Status of the Contract

In order to qualify as a life insurance Contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Contract must satisfy certain requirements which are set forth in the Internal Revenue Code (the “Code”). Guidance as to how these requirements apply is limited. Nevertheless, we believe that Contracts issued on a standard or preferred basis should satisfy the applicable requirements. There is less guidance, however, with respect to Contracts issued on a substandard basis and it is not clear whether such Contracts will in all cases satisfy the applicable requirements. We reserve the right to restrict Contract transactions and to make other modifications in order to bring the Contract into compliance with such requirements.

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In certain circumstances, owners of variable life insurance Contracts may be considered for federal income tax purposes to be the owners of the assets of the insurance company Separate Account supporting their Contracts due to their ability to exercise investment control over those assets. Where this is the case, the Contract Owners would be taxed on income and gains attributable to Separate Account assets. There is little guidance in this area, and some features of the Contracts, such as the flexibility of a Contract Owner to allocate premium payments and transfer Accumulation Value, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Contract Owners investment control over Separate Account assets, we reserve the right to modify the Contracts as necessary to prevent a Contract Owner from being treated as the owner of the Separate Account assets.

In addition, the Code requires that the investments of the Separate Account be “adequately diversified” in order for the Contracts to be treated as life insurance Contracts for federal income tax purposes. It is intended that the Separate Account, through the Portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Contract will qualify as a life insurance Contract for federal income tax purposes.

Tax Treatment of Contract Proceeds

In general, we believe that the Death Benefit Proceeds under a Contract will be excludible from the gross income of the Beneficiary.

Generally, the Contract Owner will not be deemed to be in constructive receipt of the Accumulation Value until there is a distribution. When distributions from a Contract occur, or when loans are taken out from or secured by a Contract, the tax consequences depend on whether the Contract is classified as a “Modified Endowment Contract.”

Depending on the circumstances, the exchange of a Contract, a change in the Contract’s Death Benefit option, a loan, a partial or full surrender, the continuation of the Contract beyond the Insured’s 100th birthday, a change in ownership, or an assignment of the Contract may have federal income tax consequences.

Modified Endowment Contracts. Whether a Contract is treated as a Modified Endowment Contract depends upon the amount of premiums paid in relation to the Death Benefit provided under the Contract. The rules for determining whether a Contract is a Modified Endowment Contract are extremely complex. In general, however, a Contract will be considered to be a Modified Endowment Contract if the accumulated premium payments made at any time during the first seven (7) Contract Years exceed the sum of the net level premiums which would have been paid on or before such time if the Contract provided for paid-up future benefits after the payment of seven (7) level annual premium payments.

In addition, if a Contract is “materially changed,” it may cause such Contract to be treated as a Modified Endowment Contract. The material change rules for determining whether a Contract is a Modified Endowment Contract are also extremely complex. In general, however, the determination of whether a Contract will be a Modified Endowment Contract after a material change depends upon (i) the relationship of the Death Benefit at the time of change to the Accumulation Value at the time of such change, and (ii) the additional premiums paid in the seven (7) Contract Years following the date on which the material change occurs.

The manner in which the premium limitation and material change rules should be applied to certain features of the Contract and its riders is unclear. If we determine that a Contract Owner has made excessive premium payments that will cause a Contract to be considered a Modified Endowment Contract, we will notify the Contract Owner of the tax consequences and give the Contract Owner the option of having the excessive premiums refunded. If the Contract Owner requests a refund within thirty (30) days after receipt of such notice, we will refund the excessive premium payments to prevent the Contract from becoming a Modified Endowment Contract.

41

Due to the Contract’s flexibility, classification of a Contract as a Modified Endowment Contract will depend upon the individual circumstances of each Contract. Accordingly, a prospective Contract Owner should contact a qualified tax adviser before purchasing a Contract to determine the circumstances under which the Contract would be a Modified Endowment Contract. In addition, a Contract Owner should contact a tax adviser before making any change to a Contract, exchanging a Contract, or reducing Contract benefits, to determine whether such change would cause the Contract (or the new Contract in the case of an exchange) to be treated as a Modified Endowment Contract.

If a Contract becomes a Modified Endowment Contract, distributions such as partial surrenders and loans that occur during the Contract Year it becomes a Modified Endowment Contract and any subsequent Contract Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Contract within two (2) years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Contract that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Whether a Contract is or is not a Modified Endowment Contract, upon a complete surrender or a lapse or termination of a Contract if the amount received plus the amount of any indebtedness exceeds the total investment in the Contract (described below), the excess will generally be treated as ordinary income subject to tax.

Distributions Other Than Death Benefit Proceeds from Modified Endowment Contracts. Contracts classified as Modified Endowment Contracts will be subject to the following tax rules:

1)	All distributions from such a Contract (including distributions upon partial or full surrender) are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Accumulation Value immediately before the distribution over the investment in the Contract at such time.

2)	Loans taken from (or secured by) such a Contract are treated as distributions from such a Contract and taxed accordingly. This includes unpaid loan interest that is added to the principal of a loan.

3)	A ten percent (10%) penalty tax is imposed on the portion of any distribution from such a Contract that is included in income. This includes any loan taken from or secured by such a Contract. This penalty tax does not apply if the distribution or loan:

a)	is made on or after the Contract Owner reaches actual age 59 1⁄2;

b)	is attributable to the Contract Owner’s becoming disabled; or

c)	is part of a series of substantially equal periodic payments for (i) the life (or life expectancy) of the Contract Owner, or (ii) the joint lives (or joint life expectancies) of the Contract Owner and the Beneficiary.

Distributions Other Than Death Benefit Proceeds from Contracts that are not Modified Endowment Contracts. Distributions other than Death Benefit Proceeds from a Contract that is not classified as a Modified Endowment Contract generally are treated first as a recovery of the Contract Owner’s investment in the Contract. After the recovery of all investment in the Contract, additional amounts distributed are taxable income. However, certain distributions which must be made in order to enable the Contract to continue to qualify as a life insurance Contract for federal income tax purposes if Contract benefits are reduced during the first fifteen (15) Contract Years may be treated in whole or in part as ordinary income subject to tax.

Loans. Loans from a Contract (or secured by a Contract) that is not a Modified Endowment Contract are generally not treated as distributions. Instead, such loans are treated as indebtedness of the Contract Owner. However, the tax consequences associated with loans that are outstanding after the first fifteen (15) Contract Years are less clear and a tax adviser should be consulted about such loans. Interest paid on a loan generally is

42

not tax-deductible. The Contract Owner should consult a tax adviser regarding the deductibility of interest paid on a loan.

Finally, neither distributions from nor loans from (or secured by) a Contract that is not a Modified Endowment Contract are subject to the ten percent (10%) additional income tax.

Investment in the Contract. “Investment in the Contract” means:

a)	the aggregate amount of any premium payments or other consideration paid for a Contract; minus

b)	the aggregate amount of distributions received under the Contract which is excluded from the gross income of the Contract Owner (except that the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract, to the extent such amount is excluded from gross income, will be disregarded); plus

c)	the amount of any loan from, or secured by, a Contract that is a Modified Endowment Contract to the extent that such amount is included in the gross income of the Contract Owner.

Multiple Contracts. All Modified Endowment Contracts that are issued by us (or our affiliates) to the same Contract Owner during any calendar year are treated as one Modified Endowment Contract. This applies to determining the amount includible in the Contract Owner’s income when a taxable distribution occurs.

Other Contract Owner Tax Matters. The tax consequences of continuing the Contract beyond the Insured’s 100th year are unclear. You should consult a tax adviser if you intend to keep the Contract in force beyond the Insured’s 100th year.

Businesses can use the Contracts in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances.

If you are purchasing the Contract for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. Any business contemplating the purchase of a new Contract or a change in an existing Contract should consult a tax adviser.

Federal, state and local estate, inheritance, transfer and other tax consequences of ownership or receipt of Contract proceeds depend on the circumstances of each Contract Owner or Beneficiary. A tax adviser should be consulted on these consequences.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Moreover, it is possible that any change could be retroactive (that is, effective prior to the date of change). Consult a tax adviser with respect to legislative developments and their effect on the Contract.

American National’s Income Taxes

American National is taxed as a life insurance company under the Code. Under current federal income tax law, American National is not taxed on the Separate Account’s operations. Thus, we currently do not deduct a charge from the Separate Account for federal income taxes. Nevertheless, we reserve the right in the future to make a charge for any such tax that we determine to be properly attributable to the Separate Account or to the Contracts.

Under current laws in some states, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant and we are not currently charging for them. However, we may deduct charges for such taxes in the future.

43

OTHER POLICY PROVISIONS

Control of Contract. Subject to the rights of any irrevocable Beneficiary and assignee of record, all rights, options, and privileges belong to the Contract Owner, if living; otherwise to any contingent owner or owners, if living; otherwise to the estate of the last Contract Owner to die. If the Contract Owner is a minor, first the applicant, then the Beneficiary, if living and legally competent, may exercise all rights of ownership.

Change of Beneficiary. Unless the Beneficiary designation is irrevocable, you can change the Beneficiary by written request on a Change of Beneficiary form at any time during the Insured’s lifetime. We may require that the Contract be returned to our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574 for endorsement of any change, or that other forms be completed. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. We will not be liable for any payment made or action taken before the change is recorded. There is no limit on the number of Beneficiary changes that may be made.

Change in Contract Owner or Assignment. In order to change the Contract Owner or assign Contract rights, an assignment of the Contract must be made in writing and filed at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574. The change will take effect as of the date the change is recorded at our American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574, and we will not be liable for any payment made or action taken before the change is recorded. Payment of proceeds is subject to the rights of any assignee of record. No partial or contingent assignment of the Contract will be permitted. A collateral assignment is not a change of ownership.

Postponement of Payments. Payment of any amount upon refund, full surrender, partial surrender, loans, benefits payable at death, and transfers, which require valuation of a Subaccount, may be postponed whenever:

—	the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the SEC;

—	the SEC by order permits postponement for the protection of Contract Owners; or

—	an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account’s net assets.

Surrenders, loans or partial surrenders from the Fixed Account may be deferred for up to six (6) months from the date of written request.

LEGAL PROCEEDINGS

The Company and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving other insurers, substantial damages have been sought and material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe at the present time no lawsuits are pending or threatened that are reasonably likely to have a material adverse impact on the Separate Account or on our ability to meet our obligations under the Contracts.

FINANCIAL STATEMENTS

We have included the consolidated financial statements of the Company and the financial statements of the Separate Account in the Statement of Additional Information. You should distinguish the consolidated financial statements of the Company from the financial statements of the Separate Account. Please consider the consolidated financial statements of the Company only as bearing on our ability to meet our obligations under the Contracts. You should not consider the consolidated financial statements of the Company as affecting the investment performance of the assets held in the Separate Account.

44

HYPOTHETICAL ILLUSTRATIONS

(Female)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1 - 15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2014.

The premium options and charges calculated for these illustrations assume a Contract is issued based on the underwriting class shown (Female Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

45

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $175,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $76.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

46

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	589	0	175,589	608	0	175,608	621	0	175,621
32	2	912	PAC	1,165	0	176,165	1,239	0	176,239	1,289	0	176,289
33	3	912	PAC	1,728	0	176,728	1,894	0	176,894	2,010	0	177,010
34	4	912	PAC	2,279	0	177,279	2,574	0	177,574	2,787	0	177,787
35	5	912	PAC	2,816	0	177,816	3,278	77	178,278	3,624	423	178,624

36	6	912	PAC	3,407	231	178,407	4,078	901	179,078	4,596	1,419	179,596
37	7	912	PAC	3,980	832	178,980	4,903	1,755	179,903	5,640	2,491	180,640
38	8	912	PAC	4,533	1,413	179,533	5,754	2,634	180,754	6,760	3,639	181,760
39	9	912	PAC	5,071	1,979	180,071	6,635	3,542	181,635	7,966	4,874	182,966
40	10	912	PAC	5,591	2,529	180,591	7,545	4,482	182,545	9,263	6,201	184,263

		9,120

41	11	912	PAC	6,111	3,582	181,111	8,503	5,974	183,503	10,677	8,149	185,677
42	12	912	PAC	6,614	4,612	181,614	9,494	7,492	184,494	12,200	10,198	187,200
43	13	912	PAC	7,098	5,613	182,098	10,517	9,031	185,517	13,839	12,353	188,839
44	14	912	PAC	7,566	6,586	182,566	11,576	10,596	186,576	15,605	14,625	190,605
45	15	912	PAC	8,020	7,535	183,020	12,674	12,189	187,674	17,511	17,026	192,511

46	16	912	PAC	8,513	8,513	183,513	13,905	13,905	188,905	19,701	19,701	194,701
47	17	912	PAC	8,994	8,994	183,994	15,189	15,189	190,189	22,081	22,081	197,081
48	18	912	PAC	9,461	9,461	184,461	16,530	16,530	191,530	24,668	24,668	199,668
49	19	912	PAC	9,909	9,909	184,909	17,923	17,923	192,923	27,474	27,474	202,474
50	20	912	PAC	10,333	10,333	185,333	19,367	19,367	194,367	30,515	30,515	205,515

		18,240

51	21	912	PAC	10,735	10,735	185,735	20,865	20,865	195,865	33,813	33,813	208,813
52	22	912	PAC	11,111	11,111	186,111	22,417	22,417	197,417	37,388	37,388	212,388
53	23	912	PAC	11,458	11,458	186,458	24,022	24,022	199,022	41,262	41,262	216,262
54	24	912	PAC	11,775	11,775	186,775	25,681	25,681	200,681	45,459	45,459	220,459
55	25	912	PAC	12,060	12,060	187,060	27,395	27,395	202,395	50,008	50,008	225,008

56	26	912	PAC	12,312	12,312	187,312	29,164	29,164	204,164	54,939	54,939	229,939
57	27	912	PAC	12,532	12,532	187,532	30,993	30,993	205,993	60,287	60,287	235,287
58	28	912	PAC	12,720	12,720	187,720	32,884	32,884	207,884	66,089	66,089	241,089
59	29	912	PAC	12,876	12,876	187,876	34,840	34,840	209,840	72,389	72,389	247,389
60	30	912	PAC	12,997	12,997	187,997	36,862	36,862	211,862	79,226	79,226	254,226

		27,360

61	31	912	PAC	13,077	13,077	188,077	38,946	38,946	213,946	86,644	86,644	261,644
62	32	912	PAC	13,108	13,108	188,108	41,085	41,085	216,085	94,685	94,685	269,685
63	33	912	PAC	13,078	13,078	188,078	43,271	43,271	218,271	103,393	103,393	278,393
64	34	912	PAC	12,973	12,973	187,973	45,491	45,491	220,491	112,815	112,815	287,815
65	35	912	PAC	12,785	12,785	187,785	47,737	47,737	222,737	123,006	123,006	298,006

66	36	912	PAC	12,508	12,508	187,508	50,004	50,004	225,004	134,029	134,029	309,029
67	37	912	PAC	12,139	12,139	187,139	52,290	52,290	227,290	145,956	145,956	320,956
68	38	912	PAC	11,678	11,678	186,678	54,594	54,594	229,594	158,867	158,867	333,867
69	39	912	PAC	11,122	11,122	186,122	56,912	56,912	231,912	172,849	172,849	347,849
70	40	912	PAC	10,460	10,460	185,460	59,235	59,235	234,235	187,986	187,986	362,986

		36,480

47

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	9,674	9,674	184,674	61,542	61,542	236,542	204,364	204,364	379,364
72	42	912	PAC	8,738	8,738	183,738	63,804	63,804	238,804	222,066	222,066	397,066
73	43	912	PAC	7,616	7,616	182,616	65,980	65,980	240,980	241,175	241,175	416,175
74	44	912	PAC	6,271	6,271	181,271	68,028	68,028	243,028	261,777	261,777	436,777
75	45	912	PAC	4,672	4,672	179,672	69,904	69,904	244,904	283,973	283,973	458,973

76	46	912	PAC	2,788	2,788	177,788	71,568	71,568	246,568	307,874	307,874	482,874
77	47	912	PAC	599	599	175,599	72,984	72,984	247,984	333,610	333,610	508,610
78	48	912	PAC	0	0	173,076	74,114	74,114	249,114	361,323	361,323	536,323
79	49	912	PAC	0	0	170,176	74,915	74,915	249,915	391,163	391,163	566,163
80	50	912	PAC	0	0	166,860	75,328	75,328	250,328	423,281	423,281	598,281

		45,600

81	51	912	PAC	0	0	163,070	75,276	75,276	250,276	457,825	457,825	632,825
82	52	912	PAC	0	0	158,734	74,660	74,660	249,660	494,940	494,940	669,940
83	53	912	PAC	0	0	153,770	73,368	73,368	248,368	534,774	534,774	709,774
84	54	912	PAC	0	0	148,097	71,281	71,281	246,281	577,490	577,490	752,490
85	55	912	PAC	0	0	141,643	68,285	68,285	243,285	623,273	623,273	798,273

86	56	912	PAC	0	0	134,343	64,268	64,268	239,268	672,337	672,337	847,337
87	57	912	PAC	0	0	126,141	59,118	59,118	234,118	724,918	724,918	899,918
88	58	912	PAC	0	0	116,978	52,720	52,720	227,720	781,277	781,277	956,277
89	59	912	PAC	0	0	106,799	44,951	44,951	219,951	841,700	841,700	1,016,700
90	60	912	PAC	0	0	95,538	35,673	35,673	210,673	906,486	906,486	1,081,486

		54,720

91	61	912	PAC	0	0	83,122	24,736	24,736	199,736	975,955	975,955	1,150,955
92	62	912	PAC	0	0	69,449	11,949	11,949	186,949	1,050,429	1,050,429	1,225,429
93	63	912	PAC	0	0	54,372	0	0	172,089	1,130,208	1,130,208	1,305,208
94	64	912	PAC	0	0	37,645	0	0	155,362	1,215,516	1,215,516	1,390,516
95	65	912	PAC	0	0	18,798	0	0	136,515	1,306,364	1,306,364	1,481,364

96	66	912	PAC	0	0	0	0	0	114,623	1,402,287	1,402,287	1,577,287
97	67	912	PAC	0	0	0	0	0	87,885	1,501,857	1,501,857	1,676,857
98	68	912	PAC	0	0	0	0	0	52,944	1,601,885	1,601,885	1,776,885
99	69	912	PAC	0	0	0	0	0	4,256	1,696,601	1,696,601	1,871,601
100	70	912	PAC	0	0	0	0	0	0	1,782,081	1,782,081	1,957,081

		63,840

48

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	912	PAC	534	0	175,534	542	0	175,542	548	0	175,548
32	2	912	PAC	1,056	0	176,056	1,089	0	176,089	1,112	0	176,112
33	3	912	PAC	1,567	0	176,567	1,641	0	176,641	1,692	0	176,692
34	4	912	PAC	2,067	0	177,067	2,197	0	177,197	2,288	0	177,288
35	5	912	PAC	2,552	0	177,552	2,755	0	177,755	2,898	0	177,898

36	6	912	PAC	3,058	0	178,058	3,349	172	178,349	3,558	382	178,558
37	7	912	PAC	3,544	396	178,544	3,940	792	178,940	4,229	1,081	179,229
38	8	912	PAC	4,010	889	179,010	4,526	1,406	179,526	4,910	1,790	179,910
39	9	912	PAC	4,455	1,362	179,455	5,109	2,016	180,109	5,602	2,510	180,602
40	10	912	PAC	4,878	1,816	179,878	5,684	2,622	180,684	6,304	3,241	181,304

		9,120

41	11	912	PAC	5,286	2,757	180,286	6,260	3,731	181,260	7,020	4,492	182,020
42	12	912	PAC	5,669	3,667	180,669	6,825	4,823	181,825	7,744	5,742	182,744
43	13	912	PAC	6,027	4,541	181,027	7,380	5,894	182,380	8,474	6,988	183,474
44	14	912	PAC	6,360	5,380	181,360	7,924	6,944	182,924	9,211	8,231	184,211
45	15	912	PAC	6,671	6,186	181,671	8,459	7,975	183,459	9,957	9,472	184,957

46	16	912	PAC	7,003	7,003	182,003	9,043	9,043	184,043	10,782	10,782	185,782
47	17	912	PAC	7,311	7,311	182,311	9,618	9,618	184,618	11,621	11,621	186,621
48	18	912	PAC	7,592	7,592	182,592	10,184	10,184	185,184	12,473	12,473	187,473
49	19	912	PAC	7,844	7,844	182,844	10,734	10,734	185,734	13,334	13,334	188,334
50	20	912	PAC	8,062	8,062	183,062	11,264	11,264	186,264	14,200	14,200	189,200

		18,240

51	21	912	PAC	8,242	8,242	183,242	11,772	11,772	186,772	15,069	15,069	190,069
52	22	912	PAC	8,382	8,382	183,382	12,252	12,252	187,252	15,936	15,936	190,936
53	23	912	PAC	8,475	8,475	183,475	12,697	12,697	187,697	16,795	16,795	191,795
54	24	912	PAC	8,517	8,517	183,517	13,102	13,102	188,102	17,642	17,642	192,642
55	25	912	PAC	8,507	8,507	183,507	13,465	13,465	188,465	18,474	18,474	193,474

56	26	912	PAC	8,441	8,441	183,441	13,781	13,781	188,781	19,286	19,286	194,286
57	27	912	PAC	8,320	8,320	183,320	14,047	14,047	189,047	20,078	20,078	195,078
58	28	912	PAC	8,145	8,145	183,145	14,266	14,266	189,266	20,850	20,850	195,850
59	29	912	PAC	7,916	7,916	182,916	14,434	14,434	189,434	21,601	21,601	196,601
60	30	912	PAC	7,626	7,626	182,626	14,544	14,544	189,544	22,323	22,323	197,323

		27,360

61	31	912	PAC	7,265	7,265	182,265	14,582	14,582	189,582	23,003	23,003	198,003
62	32	912	PAC	6,815	6,815	181,815	14,531	14,531	189,531	23,622	23,622	198,622
63	33	912	PAC	6,256	6,256	181,256	14,365	14,365	189,365	24,154	24,154	199,154
64	34	912	PAC	5,563	5,563	180,563	14,054	14,054	189,054	24,569	24,569	199,569
65	35	912	PAC	4,717	4,717	179,717	13,579	13,579	188,579	24,845	24,845	199,845

66	36	912	PAC	3,709	3,709	178,709	12,923	12,923	187,923	24,962	24,962	199,962
67	37	912	PAC	2,533	2,533	177,533	12,073	12,073	187,073	24,906	24,906	199,906
68	38	912	PAC	1,184	1,184	176,184	11,022	11,022	186,022	24,666	24,666	199,666
69	39	912	PAC	0	0	174,658	9,759	9,759	184,759	24,228	24,228	199,228
70	40	912	PAC	0	0	172,930	8,255	8,255	183,255	23,559	23,559	198,559

		36,480

49

Sex-Female, Age-30, Rate Class-Non-Nicotine User,

$76 Monthly Pre-Authorized Check Mode (“P”),

$175,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	912	PAC	0	0	170,960	6,469	6,469	181,469	22,613	22,613	379,364
72	42	912	PAC	0	0	168,697	4,339	4,339	179,339	21,323	21,323	196,323
73	43	912	PAC	0	0	166,072	1,789	1,789	176,789	19,604	19,604	194,604
74	44	912	PAC	0	0	163,013	0	0	173,742	17,363	17,363	192,363
75	45	912	PAC	0	0	159,454	0	0	170,182	14,506	14,506	189,506

76	46	912	PAC	0	0	155,333	0	0	166,061	10,944	10,944	185,944
77	47	912	PAC	0	0	150,602	0	0	161,331	6,596	6,596	181,596
78	48	912	PAC	0	0	145,216	0	0	155,944	1,378	1,378	176,378
79	49	912	PAC	0	0	139,116	0	0	149,844	0	0	170,282
80	50	912	PAC	0	0	132,222	0	0	142,950	0	0	163,388

		45,600

81	51	912	PAC	0	0	124,420	0	0	135,148	0	0	155,586
82	52	912	PAC	0	0	115,566	0	0	126,294	0	0	146,732
83	53	912	PAC	0	0	105,491	0	0	116,219	0	0	136,657
84	54	912	PAC	0	0	94,026	0	0	104,755	0	0	125,193
85	55	912	PAC	0	0	81,014	0	0	91,743	0	0	112,181

86	56	912	PAC	0	0	66,310	0	0	77,038	0	0	97,476
87	57	912	PAC	0	0	49,775	0	0	60,503	0	0	80,942
88	58	912	PAC	0	0	31,269	0	0	41,997	0	0	62,436
89	59	912	PAC	0	0	10,644	0	0	21,373	0	0	41,811
90	60	912	PAC	0	0	0	0	0	0	0	0	18,896

		54,720

91	61	912	PAC	0	0	0	0	0	0	0	0	0
92	62	912	PAC	0	0	0	0	0	0	0	0	0
93	63	912	PAC	0	0	0	0	0	0	0	0	0
94	64	912	PAC	0	0	0	0	0	0	0	0	0
95	65	912	PAC	0	0	0	0	0	0	0	0	0

96	66	912	PAC	0	0	0	0	0	0	0	0	0
97	67	912	PAC	0	0	0	0	0	0	0	0	0
98	68	912	PAC	0	0	0	0	0	0	0	0	0
99	69	912	PAC	0	0	0	0	0	0	0	0	0
100	70	912	PAC	0	0	0	0	0	0	0	0	0

		63,840

50

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$17,941.67

Guideline Level Annual Premium:	$5,027.40

TAMRA Initial 7 Pay Premium:	$4,764.26

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1⁄2 would incur a 10% tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.90% Net)	6% Gross Annual Return (5.10% Net)	10% Gross Annual Return (9.10% Net)
Guaranteed Charges	Attained Age	90	90	91
	Contract Year	60	60	61
Current Charges	Attained Age	96	100	100
	Contract Year	66	70	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

51

HYPOTHETICAL ILLUSTRATIONS

(Male)

Please note that the purpose of these illustrations is to show how the performance of the underlying Portfolios could affect the Accumulation Value and Death Benefit using assumed rates of return and assumed Contract Owner characteristics. These illustrations are hypothetical and may not be used to project or predict investment results.

WealthQuest III Variable Universal Life

Issued by American National Insurance Company. Distributed by ANICO Financial Services, Inc., One Moody Plaza, Suite 1423, Galveston, Texas 77550, Member FINRA.

Narrative Explanation

The WealthQuest III Variable Universal Life Contract allows flexible premium payments, subject to the company’s minimum premium requirements and the maximum premium payments allowed by law. Likewise, the Death Benefit is adjustable, although certain restrictions will apply to your ability to change the Death Benefit. Unlike fixed benefits of traditional whole life insurance, a variable universal life contract allows you to decide how the premiums and accumulation values should be invested. Depending on the investment experience of the Separate Account, the accumulation values, surrender values and death benefits may increase or decrease.

An illustration is not a contract. It is not authorized for distribution unless preceded or accompanied by a current prospectus. You should also refer to the current prospectus of any Portfolio you may select for more information before making any purchases.

The hypothetical investment rates of return shown in these illustrations are illustrative only and should not be deemed a representation of past or future investment rates of return. The gross rates of return shown in these illustrations do not reflect the deductions of the charges and expenses of the Portfolios. The net investment return reflects the impact of the Daily Asset Charge or Mortality & Expense risk fee (“M&E”) and underlying Fund management fees and expenses for the Portfolios. Actual rates of return may be more or less than those shown and will depend on the actual performance of the specific investment allocations made by a Contract Owner and the specific characteristics and decisions of a Contract Owner. The benefits and values illustrated assume that the cost of insurance rates do not change, that the time and amount of premium payments do not vary from those illustrated, that loans and partial surrenders are not taken and that there are no changes in Specified Amount or coverage type. Daily charges by American National for mortality and expense risks (M&E) and underlying fund management fees and expenses are deducted from the value of the net assets of the Subaccounts. Current M&E charge is 0.70% for years 1—15 and 0.00% thereafter of the average daily net assets; the guaranteed M&E charge is 0.70% for all years. The Fund management fees and expenses for the underlying Portfolios are assumed to be 0.90%. This assumption is based on an arithmetic average of the Fund management fees and expenses for all of the Portfolios as of December 31, 2014.

The premium options and charges calculated for theses illustrations assume a Contract is issued based on the underwriting class shown (Male Age 30, Non-Nicotine User). Actual amounts will depend on the outcome of the underwriting process, and may vary from what is shown in these illustrations. Personalized illustrations using your own characteristics and choices are available. You may obtain a personalized illustration from your registered representative or by calling 1-800-306-2959 or writing to American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77574.

The “current charges” include monthly fee, monthly expense fee, current percentage of premium charge and current cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Value, Surrender Value and Death Benefit illustrated under those headings. Current charges can change but will never exceed the guaranteed “maximum charges”.

52

The “guaranteed charges” include monthly fee, monthly expense fee, guaranteed percentage of premium charge and guaranteed cost of insurance charges, which are based on the client’s issue age, sex and underwriting classification. These charges are used to calculate the Accumulation Values, Surrender Value and Death Benefit illustrated under those headings.

The Death Benefit assumed at issue is $240,000. The actual amount payable at death may be decreased by loans or withdrawals, or increased by additional insurance benefits. The insurance contract will specify how to determine the benefit.

Under the Contract there is an option for a level Death Benefit (Option A) or increasing Death Benefit (Option B) which is elected at issue. Illustrations are provided that assume an increasing Death Benefit (Option B) was selected. The level Death Benefit option will provide a Death Benefit, which is equal to the initial Specified amount. The increasing Death Benefit option will provide a Death Benefit, which is the sum of the initial Specified Amount and the Accumulation Value. The cost of insurance charges for the increasing Death Benefit option are greater than the level Death Benefit option charges.

Any increases or decreases in coverage, other than the specified increases, must be submitted in writing and are subject to company approval. Decreases in coverage may incur a surrender charge.

The planned premiums are shown in the yearly detail of these illustrations. Be sure to note when insurance coverage would stop based on guaranteed maximum charges and current charges. Premium payments that would cause the amount of insurance coverage to increase are subject to prior approval by the company, and may require evidence of insurability.

Payment of the annual Guaranteed Monthly Pre-Authorized Check Premium of $120.00 guarantees the Death Benefit coverage to the anniversary following the Insured’s 40th birthday assuming that the total premium paid less any loans and partial withdrawals exceeds the cumulative Guaranteed Premium for each of those years.

Surrender Value is the amount available to the Contract Owner upon full surrender of the Contract.

No representations can be made by American National that these hypothetical rates of return can be achieved for any one year or sustained over any period of time. Although the actual rates of return may average 0%, 6% and 10% over a period of years, if they have fluctuated above or below those averages for individual Contract years, the Death Benefit and Surrender Value would be different from those shown.

53

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	922	0	240,922	952	0	240,952	971	0	240,971
32	2	1440	PAC	1,827	0	241,827	1,943	0	241,943	2,021	0	242,021
33	3	1440	PAC	2,710	0	242,710	2,970	0	242,970	3,152	0	243,152
34	4	1440	PAC	3,572	0	243,572	4,034	0	244,034	4,368	0	244,368
35	5	1440	PAC	4,411	0	244,411	5,135	438	245,135	5,676	980	245,676

36	6	1440	PAC	5,373	721	245,373	6,424	1,773	246,424	7,237	2,586	247,237
37	7	1440	PAC	6,311	1,703	246,311	7,762	3,154	247,762	8,919	4,311	248,919
38	8	1440	PAC	7,223	2,663	247,223	9,146	4,586	249,146	10,730	6,170	250,730
39	9	1440	PAC	8,109	3,599	248,109	10,579	6,069	250,579	12,679	8,170	252,679
40	10	1440	PAC	8,968	4,509	248,968	12,061	7,602	252,061	14,778	10,319	254,778

		14,400

41	11	1440	PAC	9,829	6,157	249,829	13,623	9,951	253,623	17,067	13,395	257,067
42	12	1440	PAC	10,661	7,759	250,661	15,239	12,337	255,239	19,532	16,631	259,532
43	13	1440	PAC	11,465	9,317	251,465	16,910	14,762	256,910	22,188	20,040	262,188
44	14	1440	PAC	12,241	10,827	252,241	18,637	17,224	258,637	25,047	23,633	265,047
45	15	1440	PAC	12,984	12,288	252,984	20,420	19,724	260,420	28,125	27,429	268,125

46	16	1440	PAC	13,791	13,791	253,791	22,415	22,415	262,415	31,657	31,657	271,657
47	17	1440	PAC	14,570	14,570	254,570	24,491	24,491	264,491	35,490	35,490	275,490
48	18	1440	PAC	15,322	15,322	255,322	26,651	26,651	266,651	39,650	39,650	279,650
49	19	1440	PAC	16,033	16,033	256,033	28,887	28,887	268,887	44,152	44,152	284,152
50	20	1440	PAC	16,702	16,702	256,702	31,200	31,200	271,200	49,027	49,027	289,027

		28,800

51	21	1440	PAC	17,323	17,323	257,323	33,588	33,588	273,588	54,302	54,302	294,302
52	22	1440	PAC	17,892	17,892	257,892	36,049	36,049	276,049	60,006	60,006	300,006
53	23	1440	PAC	18,401	18,401	258,401	38,579	38,579	278,579	66,173	66,173	306,173
54	24	1440	PAC	18,843	18,843	258,843	41,174	41,174	281,174	72,836	72,836	312,836
55	25	1440	PAC	19,212	19,212	259,212	43,831	43,831	283,831	80,032	80,032	320,032

56	26	1440	PAC	19,501	19,501	259,501	46,543	46,543	286,543	87,801	87,801	327,801
57	27	1440	PAC	19,703	19,703	259,703	49,306	49,306	289,306	96,188	96,188	336,188
58	28	1440	PAC	19,813	19,813	259,813	52,118	52,118	292,118	105,245	105,245	345,245
59	29	1440	PAC	19,824	19,824	259,824	54,971	54,971	294,971	115,021	115,021	355,021
60	30	1440	PAC	19,723	19,723	259,723	57,854	57,854	297,854	125,570	125,570	365,570
		......
		43,200

61	31	1440	PAC	19,498	19,498	259,498	60,756	60,756	300,756	136,947	136,947	376,947
62	32	1440	PAC	19,137	19,137	259,137	63,663	63,663	303,663	149,214	149,214	389,214
63	33	1440	PAC	18,620	18,620	258,620	66,554	66,554	306,554	162,429	162,429	402,429
64	34	1440	PAC	17,927	17,927	257,927	69,406	69,406	309,406	176,656	176,656	416,656
65	35	1440	PAC	17,040	17,040	257,040	72,196	72,196	312,196	191,967	191,967	431,967

66	36	1440	PAC	15,941	15,941	255,941	74,901	74,901	314,901	208,439	208,439	448,439
67	37	1440	PAC	14,614	14,614	254,614	77,499	77,499	317,499	226,160	226,160	466,160
68	38	1440	PAC	13,044	13,044	253,044	79,967	79,967	319,967	245,225	245,225	485,225
69	39	1440	PAC	11,211	11,211	251,211	82,274	82,274	322,274	265,733	265,733	505,733
70	40	1440	PAC	9,088	9,088	249,088	84,383	84,383	324,383	287,784	287,784	527,784

		57,600

54

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Current Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	6,638	6,638	246,638	86,240	86,240	326,240	311,475	311,475	551,475
72	42	1440	PAC	3,812	3,812	243,812	87,783	87,783	327,783	336,905	336,905	576,905
73	43	1440	PAC	555	555	240,555	88,933	88,933	328,933	364,168	364,168	604,168
74	44	1440	PAC	0	0	236,796	89,607	89,607	329,607	393,366	393,366	633,366
75	45	1440	PAC	0	0	232,466	89,728	89,728	329,728	424,621	424,621	664,621

76	46	1440	PAC	0	0	227,525	89,227	89,227	329,227	458,080	458,080	698,080
77	47	1440	PAC	0	0	221,939	88,038	88,038	328,038	493,908	493,908	733,908
78	48	1440	PAC	0	0	215,678	86,096	86,096	326,096	532,288	532,288	772,288
79	49	1440	PAC	0	0	208,710	83,328	83,328	323,328	573,419	573,419	813,419
80	50	1440	PAC	0	0	200,979	79,634	79,634	319,634	617,493	617,493	857,493

		72,000

81	51	1440	PAC	0	0	192,405	74,887	74,887	314,887	664,694	664,694	904,694
82	52	1440	PAC	0	0	182,887	68,927	68,927	308,927	715,200	715,200	955,200
83	53	1440	PAC	0	0	172,303	61,568	61,568	301,568	769,185	769,185	1,009,185
84	54	1440	PAC	0	0	160,538	52,620	52,620	292,620	826,843	826,843	1,066,843
85	55	1440	PAC	0	0	147,498	41,907	41,907	281,907	888,412	888,412	1,128,412

86	56	1440	PAC	0	0	133,121	29,273	29,273	269,273	954,181	954,181	1,194,181
87	57	1440	PAC	0	0	117,360	14,573	14,573	254,573	1,024,485	1,024,485	1,264,485
88	58	1440	PAC	0	0	100,190	0	0	237,689	1,099,707	1,099,707	1,339,707
89	59	1440	PAC	0	0	81,592	0	0	219,090	1,180,278	1,180,278	1,420,278
90	60	1440	PAC	0	0	61,526	0	0	199,024	1,266,641	1,266,641	1,506,641

		86,400

91	61	1440	PAC	0	0	39,932	0	0	177,430	1,359,261	1,359,261	1,599,261
92	62	1440	PAC	0	0	16,713	0	0	154,212	1,458,606	1,458,606	1,698,606
93	63	1440	PAC	0	0	0	0	0	129,214	1,565,125	1,565,125	1,805,125
94	64	1440	PAC	0	0	0	0	0	102,106	1,679,125	1,679,125	1,919,125
95	65	1440	PAC	0	0	0	0	0	72,167	1,800,531	1,800,531	2,040,531

96	66	1440	PAC	0	0	0	0	0	37,992	1,928,542	1,928,542	2,168,542
97	67	1440	PAC	0	0	0	0	0	0	2,060,895	2,060,895	2,300,895
98	68	1440	PAC	0	0	0	0	0	0	2,192,607	2,192,607	2,432,607
99	69	1440	PAC	0	0	0	0	0	0	2,314,725	2,314,725	2,554,725
100	70	1440	PAC	0	0	0	0	0	0	2,421,018	2,421,018	2,661,018

		100,800

55

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
31	1	1440	PAC	847	0	240,847	860	0	240,860	869	0	240,869
32	2	1440	PAC	1,679	0	241,679	1,732	0	241,732	1,767	0	241,767
33	3	1440	PAC	2,493	0	242,493	2,610	0	242,610	2,690	0	242,690
34	4	1440	PAC	3,287	0	243,287	3,494	0	243,494	3,638	0	243,638
35	5	1440	PAC	4,059	0	244,059	4,381	0	244,381	4,609	0	244,609

36	6	1440	PAC	4,881	229	244,881	5,343	692	245,343	5,676	1,025	245,676
37	7	1440	PAC	5,678	1,070	245,678	6,309	1,701	246,309	6,770	2,162	246,770
38	8	1440	PAC	6,447	1,887	246,447	7,272	2,712	247,272	7,884	3,324	247,884
39	9	1440	PAC	7,185	2,675	247,185	8,230	3,720	248,230	9,019	4,509	249,019
40	10	1440	PAC	7,892	3,433	247,892	9,183	4,724	249,183	10,174	5,715	250,174

		14,400

41	11	1440	PAC	8,577	4,905	248,577	10,140	6,468	250,140	11,360	7,688	251,360
42	12	1440	PAC	9,226	6,325	249,226	11,085	8,184	251,085	12,561	9,660	252,561
43	13	1440	PAC	9,838	7,690	249,838	12,018	9,870	252,018	13,778	11,630	253,778
44	14	1440	PAC	10,410	8,996	250,410	12,933	11,520	252,933	15,007	13,593	255,007
45	15	1440	PAC	10,937	10,241	250,937	13,828	13,132	253,828	16,244	15,548	256,244

46	16	1440	PAC	11,497	11,497	251,497	14,799	14,799	254,799	17,608	17,608	257,608
47	17	1440	PAC	12,010	12,010	252,010	15,751	15,751	255,751	18,990	18,990	258,990
48	18	1440	PAC	12,475	12,475	252,475	16,679	16,679	256,679	20,387	20,387	260,387
49	19	1440	PAC	12,881	12,881	252,881	17,574	17,574	257,574	21,789	21,789	261,789
50	20	1440	PAC	13,223	13,223	253,223	18,430	18,430	258,430	23,192	23,192	263,192

		28,800

51	21	1440	PAC	13,494	13,494	253,494	19,236	19,236	259,236	24,586	24,586	264,586
52	22	1440	PAC	13,684	13,684	253,684	19,980	19,980	259,980	25,962	25,962	265,962
53	23	1440	PAC	13,780	13,780	253,780	20,651	20,651	260,651	27,306	27,306	267,306
54	24	1440	PAC	13,771	13,771	253,771	21,230	21,230	261,230	28,602	28,602	268,602
55	25	1440	PAC	13,643	13,643	253,643	21,705	21,705	261,705	29,835	29,835	269,835

56	26	1440	PAC	13,384	13,384	253,384	22,058	22,058	262,058	30,990	30,990	270,990
57	27	1440	PAC	12,983	12,983	252,983	22,273	22,273	262,273	32,050	32,050	272,050
58	28	1440	PAC	12,431	12,431	252,431	22,340	22,340	262,340	33,001	33,001	273,001
59	29	1440	PAC	11,712	11,712	251,712	22,235	22,235	262,235	33,822	33,822	273,822
60	30	1440	PAC	10,805	10,805	250,805	21,935	21,935	261,935	34,484	34,484	274,484

		43,200

61	31	1440	PAC	9,690	9,690	249,690	21,411	21,411	261,411	34,958	34,958	274,958
62	32	1440	PAC	8,343	8,343	248,343	20,632	20,632	260,632	35,210	35,210	275,210
63	33	1440	PAC	6,729	6,729	246,729	19,555	19,555	259,555	35,192	35,192	275,192
64	34	1440	PAC	4,811	4,811	244,811	18,136	18,136	258,136	34,855	34,855	274,855
65	35	1440	PAC	2,557	2,557	242,557	16,330	16,330	256,330	34,149	34,149	274,149

66	36	1440	PAC	0	0	239,935	14,094	14,094	254,094	33,022	33,022	273,022
67	37	1440	PAC	0	0	236,907	11,384	11,384	251,384	31,422	31,422	271,422
68	38	1440	PAC	0	0	233,438	8,156	8,156	248,156	29,297	29,297	269,297
69	39	1440	PAC	0	0	229,487	4,359	4,359	244,359	26,583	26,583	266,583
70	40	1440	PAC	0	0	225,002	0	0	239,924	23,197	23,197	263,197

		57,600

56

Sex-Male, Age-30, Rate Class-Non-Nicotine User,

$120 Monthly Pre-Authorized Check Mode (“P”),

$240,000 Death Benefit Option B (Increasing Death Benefit)

Guaranteed Charges and Average Expenses

				0% Gross Rate (-0.90% Net)			6% Gross Rate (5.1% Net)			10% Gross Rate (9.1% Net)
Age	End of Year	Premium Outlay	Premium Mode	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit	Accumulation Value	Surrender Value	Death Benefit
71	41	1440	PAC	0	0	219,911	0	0	234,833	19,038	19,038	259,038
72	42	1440	PAC	0	0	214,127	0	0	229,049	13,978	13,978	253,978
73	43	1440	PAC	0	0	207,539	0	0	222,461	7,865	7,865	247,865
74	44	1440	PAC	0	0	200,038	0	0	214,960	538	538	240,538
75	45	1440	PAC	0	0	191,530	0	0	206,452	0	0	232,030

76	46	1440	PAC	0	0	181,940	0	0	196,862	0	0	222,440
77	47	1440	PAC	0	0	171,201	0	0	186,123	0	0	211,701
78	48	1440	PAC	0	0	159,255	0	0	174,177	0	0	199,755
79	49	1440	PAC	0	0	146,035	0	0	160,957	0	0	186,535
80	50	1440	PAC	0	0	131,432	0	0	146,355	0	0	171,932

		72,000

81	51	1440	PAC	0	0	115,292	0	0	130,215	0	0	155,792
82	52	1440	PAC	0	0	97,416	0	0	112,338	0	0	137,916
83	53	1440	PAC	0	0	77,563	0	0	92,485	0	0	118,063
84	54	1440	PAC	0	0	55,497	0	0	70,419	0	0	95,997
85	55	1440	PAC	0	0	31,017	0	0	45,939	0	0	71,517

86	56	1440	PAC	0	0	3,972	0	0	18,894	0	0	44,471
87	57	1440	PAC	0	0	0	0	0	0	0	0	14,738
88	58	1440	PAC	0	0	0	0	0	0	0	0	0
89	59	1440	PAC	0	0	0	0	0	0	0	0	0
90	60	1440	PAC	0	0	0	0	0	0	0	0	0

		86,400

91	61	1440	PAC	0	0	0	0	0	0	0	0	0
92	62	1440	PAC	0	0	0	0	0	0	0	0	0
93	63	1440	PAC	0	0	0	0	0	0	0	0	0
94	64	1440	PAC	0	0	0	0	0	0	0	0	0
95	65	1440	PAC	0	0	0	0	0	0	0	0	0

96	66	1440	PAC	0	0	0	0	0	0	0	0	0
97	67	1440	PAC	0	0	0	0	0	0	0	0	0
98	68	1440	PAC	0	0	0	0	0	0	0	0	0
99	69	1440	PAC	0	0	0	0	0	0	0	0	0
100	70	1440	PAC	0	0	0	0	0	0	0	0	0

		100,800

57

The gross rates of return shown in this illustration do not reflect the deductions of the charges and expenses of the Portfolios. The hypothetical rates of return are illustrative only and should not be deemed a representation of past or future rates of return. Actual rates of return may be more or less than those shown and will depend on a number of factors.

These illustrations are intended to comply with the Internal Revenue Code Section 7702(DEFRA) which limits the relationship of cash values to death benefits to meet the tax definition of life insurance.

Guideline Single Premium:	$27,838.62

Guideline Level Annual Premium:	$8,031.17

TAMRA Initial 7 Pay Premium:	$7,339.90

Under IRC 7702, this contract will qualify as life insurance only if the sum of the premiums paid less withdrawals does not exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Annual Premiums.

Premiums paid in excess of the TAMRA 7-Pay Premium will cause the contract to become a Modified Endowment Contract and would result in the loss of favorable tax treatment* on withdrawals and loans from the contract. Distributions received before age 59 1⁄2 would incur a 10% federal tax penalty. American National will notify you if your contract becomes a Modified Endowment Contract.

These premium figures will be adjusted in the event you make certain changes to your contract, such as an increase or decrease in your specified amount.

*Neither American National nor its representatives give legal, tax or accounting advice. If you need advice, please consult your attorney or accountant regarding your specific situation.

Risk of Life Insurance Contract Lapse

As shown in this personalized illustration your life insurance contract could lapse. Based on all of the factors assumed the Contract may lapse at the attained age and at the end of the contract year shown in the summary chart below.

		0% Gross Annual Return (-0.90% Net)	6% Gross Annual Return (5.10% Net)	10% Gross Annual Return (9.10% Net)
Guaranteed Charges	Attained Age	87	87	88
	Contract Year	57	57	58
Current Charges	Attained Age	93	97	100
	Contract Year	63	67	70

Your Contract could lapse if the Surrender Value becomes too low to support the Contract’s monthly charges. The diminished Surrender Value may be caused by insufficient premium payments, distributions (through loans or withdrawals), or by poor investment performance of the investment options you have chosen. Before the Contract lapses, you will receive a grace period during which you will be notified in writing that your coverage may lapse unless you pay additional premium. If the Contract lapses and is not reinstated, the Contract will terminate and will have no Accumulation Value, Surrender Value or Death Benefits. Actual year of lapse may be more or less favorable than shown in the chart. Investment returns are hypothetical only. Actual rates of return will vary.

58

STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information (“SAI”), which contains additional information about the American National Variable Life Separate Account, and consolidated financial statements of American National Insurance Company, is available from us, without charge, upon request. You may request an SAI, a personalized illustration, or other information about the Contracts, or make other inquiries by contacting us at: American National, Variable Contracts Department, P.O. Box 9001, League City, Texas 77550 or (800) 306-2959.

Information about the American National Variable Life Separate Account, including the SAI, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on operation of the public reference room may be obtained by calling the Commission at 202-942-8090. Reports and other information about the American National Variable Life Separate Account are available on the Commission’s Internet site at http://www.sec.gov and copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549-0102.

Investment Company Act File Number: 333-53122

59

Form 9130	Rev. 05-14

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2015

WEALTHQUEST III VARIABLE UNIVERSAL LIFE

CONTRACT FORM NUMBERS WQVUL08 AND WQVUL

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT

(REGISTRANT)

AMERICAN NATIONAL INSURANCE COMPANY

(DEPOSITOR)

Registrant

American National Variable Life Separate Account

One Moody Plaza

Galveston, Texas 77550-7947

Depositor

American National Insurance Company

One Moody Plaza

Galveston, TX 77550-7947

Principal Underwriter

ANICO Financial Services, Inc. (ANFS)

One Moody Plaza, Suite 1423

Galveston, Texas 77559-7947

Independent Registered Public Accounting Firm

KPMG LLP

811 Main Street, Suite 4500

Houston, Texas 77002

This Statement of Additional Information is not a prospectus and should be read only in conjunction with the prospectus for the WealthQuest III Variable Universal Life Contract (“the Contract”) Form Number WQVUL and Contract Form Number WQVUL08. You may obtain a copy of the prospectus, dated May 1, 2015, by calling 1-800-306-2959, or writing to American National Variable Contracts Department, P. O. Box 9001, League City, Texas 77574.

Terms used in the current prospectuses for Contract form numbers WQVUL08 and WQVUL (respectively) are incorporated in this Statement. All terms not specifically defined in this statement shall have the meaning set forth in the current prospectuses.

Form 9130-SAI

5-15

GENERAL INFORMATION AND HISTORY

AMERICAN NATIONAL INSURANCE COMPANY

We are a stock life insurance company chartered under Texas law in 1905. We write life, health and accident insurance and annuities and are licensed to do insurance business in 49 states, the District of Columbia, Puerto Rico, Guam, and American Samoa. The Moody Foundation, a charitable foundation established for charitable and educational purposes, owns approximately 23% of our stock and the Libbie S. Moody Trust, a private trust, owns approximately 37%.

We are subject to regulation by the Texas Department of Insurance (“the Department”). In addition, we are subject to the insurance laws and regulations of other states within which we are licensed to operate. On or before March 1 of each year we must submit to the Texas Department of Insurance a filing describing our operations and reporting on our financial condition and that of the Separate Account as of December 31 of the preceding year. Periodically, the Department examines our liability and reserves of the Separate Account and certifies their adequacy.

THE SEPARATE ACCOUNT

We established the Separate Account under Texas law on July 30, 1987. The Separate Account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”) and meets the definition of a separate account under the Federal securities laws.

The Separate Account will purchase and redeem shares of the Portfolios at net asset value. The net asset value of a share is equal to the total assets of the Portfolio less the total liabilities of the Portfolio divided by the number of shares outstanding.

For more information about the Separate Account, see the prospectus.

SALE OF THE CONTRACTS

We have entered into a Distribution and Administrative Services Agreement (the “Distribution Agreement”) with ANICO Financial Services, Inc. (“ANFS”), one of our subsidiaries, pursuant to which ANFS serves as the distributor and principal underwriter of the Contracts. ANFS, a Texas corporation organized in 2010, is registered with the SEC as a broker/dealer under the Securities Exchange Act of 1934 (“1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”). ANFS’s main offices are located at One Moody Plaza, Suite 1423, Galveston, TX 77550.

ANFS offers the Contracts on a continuous basis through selling agreements with other broker/dealers (“selling brokers”) registered under the 1934 Act. The selling brokers sell the Contracts through registered representatives. Those registered representatives are registered with FINRA and, as necessary, with the states in which they do business. Those registered representatives are also licensed as insurance producers in the states in which they do business and are appointed by us.

Pursuant to the Distribution Agreement and an Expense Sharing Agreement, we have agreed to provide ANFS service and facilities and to assume all expenses of ANFS in consideration of ANFS serving as principal underwriter for our variable products. Commissions are paid to the selling brokers under their respective agreements with ANFS. ANFS passes through the commissions it receives to the selling brokers for their respective sales. We may also pay other marketing related expenses associated with the promotion and sale of the Contracts. The amount of commissions we pay may vary based on a number of factors.

Commission paid during the first 5 Contract Years is determined as a percentage of premium paid not to exceed the amount of premium that can be paid without the Contract becoming a modified endowment contract under the Internal Revenue Code. The maximum commission, however, will not exceed 16% of actual premium paid during the first 5 Contract Years. Trail commissions are paid in Contract Year 6 and thereafter at an annual rate of 0.25% of the Accumulation Value. At the end of the 25th Contract Month, a persistency commission of 10% of the target premium amount will be paid. Target premium for purposes of the 10% persistency commission is determined by using a number of factors including actual premium paid, Specified Amount and each Insured’s age, gender and underwriting class.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

In addition to such commissions, we may pay dining or entertainment expenses for the selling brokers or their representatives. The selling brokers may from time to time invite us to participate in conferences sponsored by the selling broker. The selling broker typically requests that we pay a fee ranging from a nominal amount to $250,000 for our participation, but the amount actually paid is usually negotiated. In calendar year 2014, the actual fees paid ranged from $250 to $60,000, depending upon our level of participation in the conference. Finally, we may pay a selling broker an additional sales incentive contingent upon a specified level of qualifying premium of variable life insurance sales. Currently, we do not have selling brokers qualifying for such contingent incentives.

We paid aggregate commissions of $ 1,927,547 in 2014 and $ 1,955,524 in 2013 to ANFS, $1,455,701 in 2012 to SM&R (January – August) and $626,024 to ANFS (September – December) for the sale of variable life policies and variable annuity contracts by its registered representatives and the selling brokers. SM&R did not retain any of these commissions. ANFS did not retain any of these commissions.

We intend to recover commissions, marketing, administrative and other expenses and costs of Contract benefits through fees and charges imposed under the Contracts. Commissions paid on the Contracts, including other sales incentives and marketing payments, are not charged directly to you or to your Accumulation Value.

When a Contract is sold through a selling broker, we pay the entire sales commission directly to the selling broker; that broker may retain a portion of the commission before it pays the registered representative who sold the Contract.

THE CONTRACT

The Contract, the application, any supplemental applications, statements to medical examiner, and any riders, amendments, or endorsements make up the entire Contract. Only statements in the application attached to the Contract and any supplemental applications made a part of the Contract can be used to contest a claim or the validity of the Contract. Any changes must be approved in writing by the President, Vice President, or Secretary of American National. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Contract or to waive any of its provisions. Pending regulatory approvals, we intend to distribute the Contracts in all states, except New York, and in certain possession and territories. Differences in state laws may require us to offer a Contract in a state that has suicide, incontestability, refund provisions, surrender charges or other provisions more favorable than provisions in other states. In addition, certain state laws may prohibit us from offering certain features described in this prospectus, such as extended guaranteed coverage periods.

Beneficiary. You can name primary and contingent beneficiaries. Initial Beneficiary(ies) is specified in the application. Payments will be shared equally among Beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving Beneficiaries of the same class; otherwise, to any Beneficiary(ies) of the next class; otherwise, to the estate of the Insured.

Incontestability. The Contract is incontestable after it has been in force for two years from the Date of Issue during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Date of Issue shall be incontestable after such increase or addition has been in force for two years from its Effective Date during the lifetime of the Insured or an additional insured. However, this two-year provision shall not apply to riders that provide disability or accidental death benefits. Any reinstatement of a Contract shall be incontestable during the lifetime of the Insured, only after having been in force for two years after the Effective Date of the reinstatement.

Misstatement of Age or Sex. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit will be adjusted as provided for in the Contract.

Suicide. Suicide within two years after Date of Issue is not covered by the Contract unless otherwise provided by a state’s insurance law. If the Insured, while sane or insane, commits suicide within two years after the Date of Issue, we will pay only the premiums received, less any partial surrenders and Contract Debt. If the Insured, while sane or insane, commits suicide within two years after the Effective Date of any increase in the Specified Amount, our liability with respect to such increase will only be the total cost of insurance applied to the increase. If the Insured, while sane or insane, commits suicide within two years from the Effective Date of reinstatement, our liability with respect to such reinstatement will only be for the return of cost of insurance and expenses, if any, paid on or after the reinstatement.

DIVIDENDS

The Contract is non-participating and therefore is not eligible for dividends and does not participate in any distribution of our surplus.

PERFORMANCE DATA

From time to time, we may quote performance information for the Subaccounts of the Separate Account in advertisements, sales literature, or reports to Contract Owners or prospective investors.

We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical Contract Owner’s Accumulation Value or death benefit. We also may present the yield or total return of the Subaccounts based on a hypothetical investment of $1,000 in a Contract. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the Separate Account, the Subaccount or the Portfolio in which it invests. The performance information shown may reflect the deduction of only some of the applicable charges to the Contract. We may, for example, exclude the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude cost of insurance charges because of the individual nature of these charges. The performance information would be lower if these charges were included.

The “yield” of a Subaccount refers to the income generated by an investment in the Subaccount over the period specified in the advertisement, excluding realized and unrealized capital gains and losses in the corresponding Portfolio’s investments. This income is then “annualized” and shown as a percentage of the investment. We also may advertise the “effective yield” of the Subaccount investing in the Fidelity VIP Money Market Portfolio, which is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount investing in the Fidelity VIP Money Market Portfolio is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment. The “total return” of a Subaccount is the total change in value of an investment in the Subaccount over a period of time specified in the advertisement.” Average annual total return” is the rate of return that would produce that change in value over the specified period, if compounded annually. “Cumulative total return” is the total return over the entire specified period expressed as a percentage.

Neither yield nor total return figures reflect deductions for Contract charges such as the premium charge, surrender charges, administrative and maintenance fees, and cost of insurance charges. Yield and total return figures would be lower if Contract charges were included.

We may compare a Subaccount’s performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning, and The Wall Street Journal. We also may advertise ratings of American National Insurance Company’s financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

We may from time to time provide advertisements, sales literature or tools to assist you in choosing your investment options by defining your asset allocation strategy and appropriate risk tolerance.

Performance information for any Subaccount reflects the performance of a hypothetical investment of $1,000 in a Contract and is not illustrative of how actual investment performance would affect the benefits under your Contract. Therefore, you should not consider such performance information to be an estimate or guarantee of future performance.

ILLUSTRATIONS

We will provide you with illustrations based on different sets of assumptions upon your request. You can request such illustrations at any time. Illustrations may help you understand how your Accumulation Values would vary over time based on different assumptions.

If you ask us, we’ll provide you with different kinds of illustrations.

•	Illustrations based on information you give us about the person to be insured by the Contract, his or her risk class, the face amount, the death benefit and premium payments.

•	Illustrations that show the allocation of premium payments to specified Subaccounts. These will reflect the expenses of the specific corresponding Portfolios.

LEGAL MATTERS

Greer, Herz and Adams, LLP, General Counsel, has reviewed various matters of Texas law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Texas insurance law.

EXPERTS

The consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2014, and the related financial statement schedules I – V, and management’s assessment of the effectiveness of internal control over financial reporting as of December 31, 2014 have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

Additionally, the statement of net assets of the segregated subaccounts of American National Variable Life Separate Account as of December 31, 2014, and the related statement of operations for the year, or lesser period, then ended and the related statements of changes in net assets for each of the years, or lesser periods, in the two-year period then ended and the financial highlights for each of the years, or lesser periods, in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

FINANCIAL STATEMENTS

The financial statements of American National Insurance Company should be considered only as bearing on the ability of American National Insurance Company to meet its obligations under the Contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors of American National Insurance Company and Policy Owners

of American National Variable Life Separate Account:

We have audited the accompanying statement of net assets of Alger Balanced Portfolio – Class I-2, Alger Capital Appreciation Portfolio – Class I-2, Alger Growth & Income Portfolio – Class I-2, Alger Large Cap Growth Portfolio – Class I-2, Alger Mid Cap Growth Portfolio – Class I-2, Alger Small Cap Growth Portfolio – Class I-2, Federated Fund for U.S. Government Securities II, Federated High Income Bond Fund II – Primary Shares, Federated Kaufmann Fund II – Primary Shares, Federated Managed Volatility Fund II, Federated Quality Bond Fund II – Primary Shares, Fidelity VIP Asset Manager Portfolio – Initial Class, Fidelity VIP Asset Manager Growth Portfolio – Initial Class, Fidelity VIP Balanced Portfolio – Initial Class, Fidelity VIP Contrafund Portfolio – Initial Class, Fidelity VIP Contrafund Portfolio – Service Class 2, Fidelity VIP Equity-Income Portfolio – Initial Class, Fidelity VIP Equity-Income Portfolio – Service Class 2, Fidelity VIP Growth – Initial Class, Fidelity VIP Growth and Income – Initial Class, Fidelity VIP Growth and Income – Service Class 2, Fidelity VIP Growth Opportunities Portfolio – Initial Class, Fidelity VIP Growth Opportunities Portfolio – Service Class 2, Fidelity VIP Growth Strategies Portfolio – Service Class 2, Fidelity VIP High Income – Initial Class, Fidelity VIP Index 500 Portfolio – Initial Class, Fidelity VIP Index 500 Portfolio – Service Class 2, Fidelity VIP Investment Grade Bond Portfolio – Initial Class, Fidelity VIP Investment Grade Bond Portfolio – Service Class 2, Fidelity VIP Mid Cap Portfolio – Initial Class, Fidelity VIP Mid Cap Portfolio – Service Class 2, Fidelity VIP Money Market Portfolio – Initial Class, Fidelity VIP Money Market Portfolio – Service Class 2, Fidelity VIP Overseas Portfolio – Initial Class, Fidelity VIP Value Leaders Portfolio – Service Class 2, Fidelity VIP Value Portfolio – Service Class 2, Fidelity VIP Value Strategies – Service Class 2, Invesco Mid Cap Growth Fund – Series I, Invesco V.I. Diversified Dividend Fund – Series I, Invesco V.I. Global Health Care Fund – Series I, Invesco V.I. Global Real Estate Fund – Series I, Invesco V.I. Managed Volatility Fund – Series I, Invesco V.I. Small Cap Equity Fund – Series I, Invesco V.I. Technology Fund – Series I, MFS Core Equity Series – Initial Class, MFS Growth Series – Initial Class, MFS Investors Trust Series – Initial Class, MFS Research Series – Initial Class, T. Rowe Price Equity Income Portfolio, T. Rowe Price International Stock Portfolio, T. Rowe Price Limited-Term Bond Portfolio, and T. Rowe Price Mid-Cap Growth Portfolio segregated subaccounts of American National Variable Life Separate Account (the Account) as of December 31, 2014, and the related statement of operations for the year then ended, and the related statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years, or the lesser periods, in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights referred to above are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014 by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned segregated subaccounts of American National Variable Life Separate Account as of December 31, 2014, and the results of their operations for the year then ended, changes in net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years, or lesser periods, in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Houston, Texas

April 28, 2015

American National Variable Universal Life Separate Account

Statement of Net Assets

Year ended December 31, 2014

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	17,851	$19.15	$235	$342	$3.04	112,636
Fidelity VIP Asset Manager Portfolio - Initial Class	42,202	17.15	611	724	3.02	239,894
Fidelity VIP Balanced Portfolio - Initial Class	14,309	16.93	219	242	1.90	127,443
Fidelity VIP Contrafund Portfolio - Initial Class	118,974	37.36	3,117	4,445	6.14	723,514
Fidelity VIP Equity-Income Portfolio - Initial Class	125,306	24.27	2,748	3,041	4.64	655,502
Fidelity VIP Growth - Initial Class	98,480	63.48	3,265	6,252	4.40	1,420,479
Fidelity VIP Growth and Income - Initial Class	7,819	20.78	125	162	1.79	90,708
Fidelity VIP Growth Opportunities Portfolio - Initial Class	4,572	33.51	98	153	1.45	105,592
Fidelity VIP High Income - Initial Class	50,982	5.52	279	281	2.40	117,499
Fidelity VIP Index 500 Portfolio - Initial Class	37,540	208.12	5,100	7,813	5.24	1,492,058
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	29,231	12.79	381	374	2.65	141,039
Fidelity VIP Mid Cap Portfolio - Initial Class	69,657	37.68	2,076	2,625	6.12	428,739
Fidelity VIP Money Market Portfolio - Initial Class	4,242,565	1.00	4,243	4,243	1.55	2,745,867
Fidelity VIP Overseas Portfolio - Initial Class	39,849	18.70	721	745	2.35	316,697
T. Rowe Price Equity Income Portfolio	8,546	30.02	170	257	2.19	117,123
T. Rowe Price International Stock Portfolio	10,996	15.26	132	168	1.39	120,942
T. Rowe Price Mid-Cap Growth Portfolio	17,583	27.88	399	490	3.84	127,591
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	36,907	19.15	494	707	1.89	374,490
Fidelity VIP Asset Manager Portfolio - Initial Class	25,205	17.15	364	432	1.91	226,420
Fidelity VIP Balanced Portfolio - Initial Class	56,095	16.93	841	950	1.98	480,173
Fidelity VIP Contrafund Portfolio - Initial Class	234,555	37.36	6,285	8,763	3.45	2,543,168
Fidelity VIP Equity-Income Portfolio - Initial Class	101,136	24.27	2,093	2,455	2.34	1,050,455
Fidelity VIP Growth - Initial Class	137,749	63.48	4,504	8,744	2.20	3,968,945
Fidelity VIP Growth and Income - Initial Class	48,031	20.78	657	998	2.06	484,287
Fidelity VIP Growth Opportunities Portfolio - Initial Class	82,922	33.51	1,516	2,779	1.78	1,562,971
Fidelity VIP High Income - Initial Class	95,349	5.52	536	526	1.61	327,256
Fidelity VIP Index 500 Portfolio - Initial Class	57,623	208.12	7,693	11,992	2.26	5,307,622
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	58,965	12.79	767	754	1.93	391,228
Fidelity VIP Mid Cap Portfolio - Initial Class	336,139	37.68	10,206	12,666	5.56	2,275,994
Fidelity VIP Money Market Portfolio - Initial Class	6,525,383	1.00	6,525	6,525	1.19	5,497,712
Fidelity VIP Overseas Portfolio - Initial Class	60,938	18.70	1,084	1,140	1.72	664,149
T. Rowe Price Equity Income Portfolio	73,917	30.02	1,547	2,219	2.57	863,637
T. Rowe Price International Stock Portfolio	78,480	15.26	993	1,198	1.49	804,510
T. Rowe Price Mid-Cap Growth Portfolio	183,257	27.88	4,227	5,109	5.49	929,945
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	165	19.15	3	3	26.47	119
Fidelity VIP Balanced Portfolio - Initial Class	3,404	16.93	49	58	30.39	1,896
Fidelity VIP Contrafund Portfolio - Initial Class	7,247	37.36	169	271	65.71	4,120
Fidelity VIP Equity-Income Portfolio - Initial Class	4,755	24.27	87	115	51.19	2,254
Fidelity VIP Growth - Initial Class	515	63.48	18	33	71.09	460
Fidelity VIP Growth and Income - Initial Class	-	20.78	-	-	30.00	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	3,540	33.51	54	119	33.93	3,496
Fidelity VIP High Income - Initial Class	283	5.52	2	2	17.92	87
Fidelity VIP Index 500 Portfolio - Initial Class	1,971	208.12	256	410	296.59	1,383
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	4,132	12.79	49	53	24.64	2,144
Fidelity VIP Mid Cap Portfolio - Initial Class	9,274	37.68	266	349	67.13	5,206
Fidelity VIP Money Market Portfolio - Initial Class	89,576	1.00	89	90	1.15	77,612
Fidelity VIP Overseas Portfolio - Initial Class	5,205	18.70	83	97	31.56	3,084
T. Rowe Price Equity Income Portfolio	3,954	30.02	85	119	42.06	2,822
T. Rowe Price International Stock Portfolio	4,811	15.26	53	73	20.18	3,638
T. Rowe Price Mid-Cap Growth Portfolio	15,037	27.88	356	419	57.78	7,255

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Net Assets

Year ended December 31, 2014

(Amounts in thousands except for unit and share information)

	Shares	NAV	Investments at cost	Investments at value	Unit Value	Units Outstanding
Wealthquest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	106,196	$14.48	$1,214	$1,538	$1.70	906,408
Alger Capital Appreciation Portfolio - Class I-2	61,376	71.35	3,335	4,379	2.85	1,535,801
Alger Growth & Income Portfolio - Class I-2	58,371	16.37	611	956	1.76	541,612
Alger Large Cap Growth Portfolio - Class I-2	33,477	58.75	1,484	1,967	1.89	1,039,434
Alger Mid Cap Growth Portfolio - Class I-2	160,348	19.82	1,952	3,178	2.11	1,503,976
Alger Small Cap Growth Portfolio - Class I-2	70,453	29.76	2,024	2,097	2.67	785,142
Federated Fund for U.S. Government Securities II	18,514	11.12	210	206	1.35	152,781
Federated High Income Bond Fund II - Primary Shares	141,740	6.91	950	979	2.47	397,273
Federated Kaufmann Fund II - Primary Shares	35,735	18.92	517	676	2.18	309,735
Federated Managed Volatility Fund II	48,488	10.53	459	511	1.91	267,066
Federated Quality Bond Fund II - Primary Shares	19,316	11.42	220	221	1.48	148,704
Fidelity VIP Contrafund Portfolio - Service Class 2	366,911	36.70	9,124	13,466	2.80	4,804,592
Fidelity VIP Equity-Income Portfolio - Service Class 2	45,767	23.83	864	1,091	1.75	624,408
Fidelity VIP Growth and Income - Service Class 2	26,191	20.43	338	535	1.97	271,858
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	53,536	33.20	980	1,777	2.13	836,374
Fidelity VIP Growth Strategies Portfolio - Service Class 2	119,527	13.79	981	1,648	1.88	877,171
Fidelity VIP Index 500 Portfolio - Service Class 2	47,489	206.02	6,555	9,784	2.06	4,744,087
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	40,674	12.51	519	509	1.44	353,544
Fidelity VIP Mid Cap Portfolio - Service Class 2	600,345	36.84	17,698	22,117	3.60	6,137,258
Fidelity VIP Money Market Portfolio - Service Class 2	5,044,296	1.00	5,044	5,044	0.97	5,211,588
Fidelity VIP Value Leaders Portfolio - Service Class 2	16,187	15.42	160	250	1.56	160,072
Fidelity VIP Value Portfolio - Service Class 2	7,470	15.89	97	119	1.85	64,117
Fidelity VIP Value Strategies - Service Class 2	55,318	15.28	471	845	2.09	403,872
Invesco V.I. Diversified Dividend Fund - Series I	7,280	23.21	129	169	40.55	4,167
Invesco V.I. Global Health Care Fund - Series I	36,614	33.78	892	1,237	2.49	495,924
Invesco V.I. Global Real Estate Fund - Series I	159,427	17.24	2,027	2,749	3.47	792,106
Invesco V.I. Managed Volatility Fund - Series I	140,960	19.02	2,232	2,681	2.27	1,180,931
Invesco V.I. Mid Cap Growth Fund - Series I	35,058	5.78	145	203	14.17	14,301
Invesco V.I. Small Cap Equity Fund - Series I	28,623	23.64	473	677	2.18	310,796
Invesco V.I. Technology Fund - Series I	46,039	19.75	685	909	1.42	639,518
MFS Core Equity Series - Initial Class	8,659	26.01	128	225	1.94	115,923
MFS Growth Series - Initial Class	22,015	39.75	558	875	2.27	385,568
MFS Investors Trust Series - Initial Class	9,924	30.41	210	302	2.13	141,506
MFS Research Series - Initial Class	3,839	29.11	77	112	2.24	49,977
T. Rowe Price Equity Income Portfolio	315,548	30.02	6,613	9,473	2.18	4,340,096
T. Rowe Price International Stock Portfolio	206,617	15.26	2,552	3,153	1.76	1,795,541
T. Rowe Price Limited-Term Bond Portfolio	134,474	4.88	668	656	1.37	480,138
T. Rowe Price Mid-Cap Growth Portfolio	85,915	27.88	1,975	2,395	3.52	680,277

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Operations

Year ended December 31, 2014

(Amounts in thousands)

	Net Investment Income (Loss)	Realized Gain Distributions from Underlying Mutual Fund	Realized Gains (Losses) on Sales of Investments	Net Realized Gains (Losses) on Investments	Net Change in Unrealized Appreciation or Depreciation of Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$1	$-	$8	$8	$8	$17
Fidelity VIP Asset Manager Portfolio - Initial Class	4	36	27	63	(28)	39
Fidelity VIP Balanced Portfolio - Initial Class	2	26	1	27	(9)	20
Fidelity VIP Contrafund Portfolio - Initial Class	2	87	49	136	312	450
Fidelity VIP Equity-Income Portfolio - Initial Class	59	42	-	42	124	225
Fidelity VIP Growth - Initial Class	(44)	-	198	198	449	603
Fidelity VIP Growth and Income - Initial Class	2	-	16	16	(5)	13
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(1)	-	11	11	6	16
Fidelity VIP High Income - Initial Class	14	-	15	15	(26)	3
Fidelity VIP Index 500 Portfolio - Initial Class	54	7	310	317	525	896
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	5	-	-	-	13	18
Fidelity VIP Mid Cap Portfolio - Initial Class	(16)	59	14	73	77	134
Fidelity VIP Money Market Portfolio - Initial Class	(41)	-	-	-	-	(41)
Fidelity VIP Overseas Portfolio - Initial Class	4	-	(22)	(22)	(58)	(76)
T. Rowe Price Equity Income Portfolio	2	-	13	13	1	16
T. Rowe Price International Stock Portfolio	-	1	5	6	(10)	(4)
T. Rowe Price Mid-Cap Growth Portfolio	(4)	53	6	59	(2)	53
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	(1)	1	25	26	7	32
Fidelity VIP Asset Manager Portfolio - Initial Class	1	21	9	30	(11)	20
Fidelity VIP Balanced Portfolio - Initial Class	2	116	4	120	(43)	79
Fidelity VIP Contrafund Portfolio - Initial Class	(25)	171	85	256	628	859
Fidelity VIP Equity-Income Portfolio - Initial Class	38	34	(17)	17	122	177
Fidelity VIP Growth - Initial Class	(93)	-	503	503	416	826
Fidelity VIP Growth and Income - Initial Class	5	-	36	36	44	85
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(28)	3	129	132	174	278
Fidelity VIP High Income - Initial Class	24	-	11	11	(34)	1
Fidelity VIP Index 500 Portfolio - Initial Class	43	11	550	561	749	1,353
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	7	-	1	1	25	33
Fidelity VIP Mid Cap Portfolio - Initial Class	(128)	297	160	457	290	619
Fidelity VIP Money Market Portfolio - Initial Class	(79)	-	-	-	-	(79)
Fidelity VIP Overseas Portfolio - Initial Class	1	-	(34)	(34)	(87)	(120)
T. Rowe Price Equity Income Portfolio	11	-	19	19	99	129
T. Rowe Price International Stock Portfolio	(3)	7	70	77	(103)	(29)
T. Rowe Price Mid-Cap Growth Portfolio	(62)	550	61	611	4	553
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	-	-	-	-	-	-
Fidelity VIP Balanced Portfolio - Initial Class	-	7	1	8	(3)	5
Fidelity VIP Contrafund Portfolio - Initial Class	1	5	13	18	8	27
Fidelity VIP Equity-Income Portfolio - Initial Class	2	2	-	2	4	8
Fidelity VIP Growth - Initial Class	-	-	-	-	3	3
Fidelity VIP Growth and Income - Initial Class	-	-	-	-	-	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	(1)	-	5	5	9	13
Fidelity VIP High Income - Initial Class	-	-	-	-	-	-
Fidelity VIP Index 500 Portfolio - Initial Class	3	-	6	6	37	46
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	1	-	-	-	2	3
Fidelity VIP Mid Cap Portfolio - Initial Class	(2)	8	4	12	8	18
Fidelity VIP Money Market Portfolio - Initial Class	(1)	-	-	-	-	(1)
Fidelity VIP Overseas Portfolio - Initial Class	-	-	(1)	(1)	(9)	(10)
T. Rowe Price Equity Income Portfolio	1	-	-	-	6	7
T. Rowe Price International Stock Portfolio	-	-	-	-	(3)	(3)
T. Rowe Price Mid-Cap Growth Portfolio	(4)	45	23	68	(17)	47

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Operations

Year ended December 31, 2014

(Amounts in thousands)

	Net Investment Income (Loss)	Realized Gain Distributions from Underlying Mutual Fund	Realized Gains (Losses) on Sales of Investments	Net Realized Gains (Losses) on Investments	Net Change in Unrealized Appreciation or Depreciation of Investments	Net Increase (Decrease) in Net Assets Resulting from Operations
Wealthquest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	$19	$-	$-	$-	$110	$129
Alger Capital Appreciation Portfolio - Class I-2	(25)	638	108	746	(211)	510
Alger Growth & Income Portfolio - Class I-2	14	-	24	24	65	103
Alger Large Cap Growth Portfolio - Class I-2	(10)	307	85	392	(195)	187
Alger Mid Cap Growth Portfolio - Class I-2	(22)	-	(47)	(47)	284	215
Alger Small Cap Growth Portfolio - Class I-2	(15)	192	1	193	(186)	(8)
Federated Fund for U.S. Government Securities II	5	-	(2)	(2)	5	8
Federated High Income Bond Fund II - Primary Shares	50	-	20	20	(52)	18
Federated Kaufmann Fund II - Primary Shares	(5)	70	18	88	(27)	56
Federated Managed Volatility Fund II	13	33	3	36	(33)	16
Federated Quality Bond Fund II - Primary Shares	8	-	-	-	1	9
Fidelity VIP Contrafund Portfolio - Service Class 2	6	269	111	380	957	1,343
Fidelity VIP Equity-Income Portfolio - Service Class 2	22	15	44	59	(3)	78
Fidelity VIP Growth and Income - Service Class 2	4	-	10	10	31	45
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	(12)	1	80	81	113	182
Fidelity VIP Growth Strategies Portfolio - Service Class 2	(11)	-	42	42	156	187
Fidelity VIP Index 500 Portfolio - Service Class 2	72	9	225	234	801	1,107
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	6	-	(6)	(6)	25	25
Fidelity VIP Mid Cap Portfolio - Service Class 2	(150)	523	166	689	586	1,125
Fidelity VIP Money Market Portfolio - Service Class 2	(34)	-	-	-	-	(34)
Fidelity VIP Value Leaders Portfolio - Service Class 2	-	-	9	9	19	28
Fidelity VIP Value Portfolio - Service Class 2	-	5	16	21	(10)	11
Fidelity VIP Value Strategies - Service Class 2	1	-	42	42	4	47
Invesco V.I. Diversified Dividend Fund - Series I	2	-	5	5	12	19
Invesco V.I. Global Health Care Fund - Series I	(8)	45	267	312	(107)	197
Invesco V.I. Global Real Estate Fund - Series I	24	-	(84)	(84)	398	338
Invesco V.I. Managed Volatility Fund - Series I	56	120	31	151	245	452
Invesco V.I. Mid Cap Growth Fund - Series I	(1)	-	6	6	10	15
Invesco V.I. Small Cap Equity Fund - Series I	(5)	57	23	80	(66)	9
Invesco V.I. Technology Fund - Series I	(6)	75	62	137	(42)	89
MFS Core Equity Series - Initial Class	-	-	11	11	11	22
MFS Growth Series - Initial Class	(5)	58	56	114	(43)	66
MFS Investors Trust Series - Initial Class	1	23	15	38	(10)	29
MFS Research Series - Initial Class	-	8	4	12	(2)	10
T. Rowe Price Equity Income Portfolio	98	-	148	148	355	601
T. Rowe Price International Stock Portfolio	11	18	(13)	5	(78)	(62)
T. Rowe Price Limited-Term Bond Portfolio	4	-	-	-	(4)	-
T. Rowe Price Mid-Cap Growth Portfolio	(16)	258	24	282	4	270

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2014

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2013	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2014
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	$341	$1	$8	$8	$17	$8	$(24)	$(16)	$1	$342
Fidelity VIP Asset Manager Portfolio - Initial Class	828	4	63	(28)	39	16	(159)	(143)	(104)	724
Fidelity VIP Balanced Portfolio - Initial Class	203	2	27	(9)	20	26	(7)	19	39	242
Fidelity VIP Contrafund Portfolio - Initial Class	4,184	2	136	312	450	125	(314)	(189)	261	4,445
Fidelity VIP Equity-Income Portfolio - Initial Class	2,958	59	42	124	225	79	(221)	(142)	83	3,041
Fidelity VIP Growth - Initial Class	6,089	(44)	198	449	603	86	(527)	(441)	162	6,252
Fidelity VIP Growth and Income - Initial Class	118	2	16	(5)	13	62	(31)	31	44	162
Fidelity VIP Growth Opportunities Portfolio - Initial Class	140	(1)	11	6	16	18	(21)	(3)	13	153
Fidelity VIP High Income - Initial Class	349	14	15	(26)	3	5	(76)	(71)	(68)	281
Fidelity VIP Index 500 Portfolio - Initial Class	7,467	54	317	525	896	114	(664)	(550)	346	7,813
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	363	5	-	13	18	16	(23)	(7)	11	374
Fidelity VIP Mid Cap Portfolio - Initial Class	2,569	(16)	73	77	134	55	(133)	(78)	56	2,625
Fidelity VIP Money Market Portfolio - Initial Class	4,796	(41)	-	-	(41)	79	(591)	(512)	(553)	4,243
Fidelity VIP Overseas Portfolio - Initial Class	918	4	(22)	(58)	(76)	26	(123)	(97)	(173)	745
T. Rowe Price Equity Income Portfolio	240	2	13	1	16	23	(22)	1	17	257
T. Rowe Price International Stock Portfolio	166	-	6	(10)	(4)	15	(9)	6	2	168
T. Rowe Price Mid-Cap Growth Portfolio	440	(4)	59	(2)	53	28	(31)	(3)	50	490
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	715	(1)	26	7	32	27	(67)	(40)	(8)	707
Fidelity VIP Asset Manager Portfolio - Initial Class	468	1	30	(11)	20	8	(64)	(56)	(36)	432
Fidelity VIP Balanced Portfolio - Initial Class	933	2	120	(43)	79	20	(82)	(62)	17	950
Fidelity VIP Contrafund Portfolio - Initial Class	8,432	(25)	256	628	859	125	(653)	(528)	331	8,763
Fidelity VIP Equity-Income Portfolio - Initial Class	2,449	38	17	122	177	65	(236)	(171)	6	2,455
Fidelity VIP Growth - Initial Class	8,514	(93)	503	416	826	153	(749)	(596)	230	8,744
Fidelity VIP Growth and Income - Initial Class	1,021	5	36	44	85	26	(134)	(108)	(23)	998
Fidelity VIP Growth Opportunities Portfolio - Initial Class	2,667	(28)	132	174	278	99	(265)	(166)	112	2,779
Fidelity VIP High Income - Initial Class	560	24	11	(34)	1	17	(52)	(35)	(34)	526
Fidelity VIP Index 500 Portfolio - Initial Class	11,523	43	561	749	1,353	129	(1,012)	(883)	470	11,992
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	720	7	1	25	33	46	(45)	1	34	754
Fidelity VIP Mid Cap Portfolio - Initial Class	13,059	(128)	457	290	619	223	(1,235)	(1,012)	(393)	12,666
Fidelity VIP Money Market Portfolio - Initial Class	6,570	(79)	-	-	(79)	540	(506)	34	(45)	6,525
Fidelity VIP Overseas Portfolio - Initial Class	1,350	1	(34)	(87)	(120)	56	(146)	(90)	(210)	1,140
T. Rowe Price Equity Income Portfolio	2,184	11	19	99	129	59	(153)	(94)	35	2,219
T. Rowe Price International Stock Portfolio	1,301	(3)	77	(103)	(29)	63	(137)	(74)	(103)	1,198
T. Rowe Price Mid-Cap Growth Portfolio	4,932	(62)	611	4	553	76	(452)	(376)	177	5,109
Survivorship Variable Universal Life
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	2	-	-	-	-	1	-	1	1	3
Fidelity VIP Balanced Portfolio - Initial Class	56	-	8	(3)	5	4	(7)	(3)	2	58
Fidelity VIP Contrafund Portfolio - Initial Class	246	1	18	8	27	18	(20)	(2)	25	271
Fidelity VIP Equity-Income Portfolio - Initial Class	103	2	2	4	8	5	(1)	4	12	115
Fidelity VIP Growth - Initial Class	30	-	-	3	3	-	-	-	3	33
Fidelity VIP Growth and Income - Initial Class	-	-	-	-	-	-	-	-	-	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	113	(1)	5	9	13	3	(10)	(7)	6	119
Fidelity VIP High Income - Initial Class	2	-	-	-	-	-	-	-	-	2
Fidelity VIP Index 500 Portfolio - Initial Class	366	3	6	37	46	22	(24)	(2)	44	410
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	52	1	-	2	3	-	(2)	(2)	1	53
Fidelity VIP Mid Cap Portfolio - Initial Class	346	(2)	12	8	18	4	(19)	(15)	3	349

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2014

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2013	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and charges	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2014
Survivorship Variable Universal Life
Fidelity VIP Money Market Portfolio - Initial Class	$92	$(1)	$-	$-	$(1)	$1	$(2)	$(1)	$(2)	$90
Fidelity VIP Overseas Portfolio - Initial Class	112	-	(1)	(9)	(10)	3	(8)	(5)	(15)	97
T. Rowe Price Equity Income Portfolio	112	1	-	6	7	2	(2)	-	7	119
T. Rowe Price International Stock Portfolio	75	-	-	(3)	(3)	2	(1)	1	(2)	73
T. Rowe Price Mid-Cap Growth Portfolio	387	(4)	68	(17)	47	26	(41)	(15)	32	419
Wealthquest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	1,551	19	-	110	129	98	(240)	(142)	(13)	1,538
Alger Capital Appreciation Portfolio - Class I-2	3,951	(25)	746	(211)	510	212	(294)	(82)	428	4,379
Alger Growth & Income Portfolio - Class I-2	895	14	24	65	103	55	(97)	(42)	61	956
Alger Large Cap Growth Portfolio - Class I-2	1,888	(10)	392	(195)	187	85	(193)	(108)	79	1,967
Alger Mid Cap Growth Portfolio - Class I-2	3,149	(22)	(47)	284	215	116	(302)	(186)	29	3,178
Alger Small Cap Growth Portfolio - Class I-2	2,155	(15)	193	(186)	(8)	114	(164)	(50)	(58)	2,097
Federated Fund for U.S. Government Securities II	225	5	(2)	5	8	23	(50)	(27)	(19)	206
Federated High Income Bond Fund II - Primary Shares	958	50	20	(52)	18	63	(60)	3	21	979
Federated Kaufmann Fund II - Primary Shares	649	(5)	88	(27)	56	37	(66)	(29)	27	676
Federated Managed Volatility Fund II	425	13	36	(33)	16	80	(10)	70	86	511
Federated Quality Bond Fund II - Primary Shares	264	8	-	1	9	16	(68)	(52)	(43)	221
Fidelity VIP Contrafund Portfolio - Service Class 2	12,758	6	380	957	1,343	464	(1,099)	(635)	708	13,466
Fidelity VIP Equity-Income Portfolio - Service Class 2	1,052	22	59	(3)	78	65	(104)	(39)	39	1,091
Fidelity VIP Growth and Income - Service Class 2	484	4	10	31	45	49	(43)	6	51	535
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	1,685	(12)	81	113	182	91	(181)	(90)	92	1,777
Fidelity VIP Growth Strategies Portfolio - Service Class 2	1,551	(11)	42	156	187	78	(168)	(90)	97	1,648
Fidelity VIP Index 500 Portfolio - Service Class 2	9,057	72	234	801	1,107	324	(704)	(380)	727	9,784
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	531	6	(6)	25	25	62	(109)	(47)	(22)	509
Fidelity VIP Mid Cap Portfolio - Service Class 2	22,242	(150)	689	586	1,125	507	(1,757)	(1,250)	(125)	22,117
Fidelity VIP Money Market Portfolio - Service Class 2	4,667	(34)	-	-	(34)	810	(399)	411	377	5,044
Fidelity VIP Value Leaders Portfolio - Service Class 2	238	-	9	19	28	15	(31)	(16)	12	250
Fidelity VIP Value Portfolio - Service Class 2	130	-	21	(10)	11	20	(42)	(22)	(11)	119
Fidelity VIP Value Strategies - Service Class 2	844	1	42	4	47	40	(86)	(46)	1	845
Invesco V.I. Diversified Dividend Fund - Series I	134	2	5	12	19	31	(15)	16	35	169
Invesco V.I. Global Health Care Fund - Series I	995	(8)	312	(107)	197	479	(434)	45	242	1,237
Invesco V.I. Global Real Estate Fund - Series I	2,437	24	(84)	398	338	166	(192)	(26)	312	2,749
Invesco V.I. Managed Volatility Fund - Series I	2,314	56	151	245	452	372	(457)	(85)	367	2,681
Invesco V.I. Mid Cap Growth Fund - Series I	199	(1)	6	10	15	9	(20)	(11)	4	203
Invesco V.I. Small Cap Equity Fund - Series I	671	(5)	80	(66)	9	62	(65)	(3)	6	677
Invesco V.I. Technology Fund - Series I	892	(6)	137	(42)	89	37	(109)	(72)	17	909
MFS Core Equity Series - Initial Class	221	-	11	11	22	6	(24)	(18)	4	225
MFS Growth Series - Initial Class	911	(5)	114	(43)	66	35	(137)	(102)	(36)	875
MFS Investors Trust Series - Initial Class	303	1	38	(10)	29	27	(57)	(30)	(1)	302
MFS Research Series - Initial Class	105	-	12	(2)	10	6	(9)	(3)	7	112
T. Rowe Price Equity Income Portfolio	9,327	98	148	355	601	262	(717)	(455)	146	9,473
T. Rowe Price International Stock Portfolio	3,288	11	5	(78)	(62)	206	(279)	(73)	(135)	3,153
T. Rowe Price Limited-Term Bond Portfolio	599	4	-	(4)	-	110	(53)	57	57	656
T. Rowe Price Mid-Cap Growth Portfolio	2,217	(16)	282	4	270	79	(171)	(92)	178	2,395

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2013

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2012	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2013
Investrac Gold Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class	$301	$-	$8	$53	$61	$11	$(32)	$(21)	$40	$341
Fidelity VIP Asset Manager Portfolio - Initial Class	764	5	10	93	108	20	(64)	(44)	64	828
Fidelity VIP Balanced Portfolio - Initial Class	185	1	12	20	33	9	(24)	(15)	18	203
Fidelity VIP Contrafund Portfolio - Initial Class	3,504	7	(30)	1,025	1,002	106	(428)	(322)	680	4,184
Fidelity VIP Equity-Income Portfolio - Initial Class	2,485	44	170	436	650	57	(234)	(177)	473	2,958
Fidelity VIP Growth - Initial Class	4,877	(33)	119	1,562	1,648	82	(518)	(436)	1,212	6,089
Fidelity VIP Growth and Income - Initial Class	88	1	1	27	29	6	(5)	1	30	118
Fidelity VIP Growth Opportunities Portfolio - Initial Class	127	(1)	20	23	42	12	(41)	(29)	13	140
Fidelity VIP High Income - Initial Class	374	17	(4)	4	17	11	(53)	(42)	(25)	349
Fidelity VIP Index 500 Portfolio - Initial Class	6,080	68	305	1,454	1,827	161	(601)	(440)	1,387	7,467
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	474	5	8	(26)	(13)	16	(114)	(98)	(111)	363
Fidelity VIP Mid Cap Portfolio - Initial Class	1,998	(9)	316	380	687	90	(206)	(116)	571	2,569
Fidelity VIP Money Market Portfolio - Initial Class	5,170	(44)	-	-	(44)	133	(463)	(330)	(374)	4,796
Fidelity VIP Overseas Portfolio - Initial Class	750	4	(13)	222	213	19	(64)	(45)	168	918
T. Rowe Price Equity Income Portfolio	247	2	16	46	64	7	(78)	(71)	(7)	240
T. Rowe Price International Stock Portfolio	183	(1)	1	20	20	11	(48)	(37)	(17)	166
T. Rowe Price Mid-Cap Growth Portfolio	316	(3)	35	82	114	34	(24)	10	124	440
Investrac Advantage Variable Universal Life
Fidelity VIP Asset Manager Portfolio - Initial Class	463	1	9	51	61	15	(71)	(56)	5	468
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class	597	(1)	9	116	124	18	(24)	(6)	118	715
Fidelity VIP Balanced Portfolio - Initial Class	847	3	51	95	149	34	(97)	(63)	86	933
Fidelity VIP Contrafund Portfolio - Initial Class	7,067	(13)	59	1,938	1,984	202	(821)	(619)	1,365	8,432
Fidelity VIP Equity-Income Portfolio - Initial Class	2,029	29	101	390	520	225	(325)	(100)	420	2,449
Fidelity VIP Growth - Initial Class	6,902	(73)	227	2,123	2,277	137	(802)	(665)	1,612	8,514
Fidelity VIP Growth and Income - Initial Class	818	6	19	229	254	37	(88)	(51)	203	1,021
Fidelity VIP Growth Opportunities Portfolio - Initial Class	2,375	(24)	229	566	771	79	(558)	(479)	292	2,667
Fidelity VIP High Income - Initial Class	534	25	18	(19)	24	54	(52)	2	26	560
Fidelity VIP Index 500 Portfolio - Initial Class	9,564	66	383	2,363	2,812	128	(981)	(853)	1,959	11,523
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	808	8	20	(52)	(24)	64	(128)	(64)	(88)	720
Fidelity VIP Mid Cap Portfolio - Initial Class	10,347	(84)	1,553	1,966	3,435	293	(1,016)	(723)	2,712	13,059
Fidelity VIP Money Market Portfolio - Initial Class	6,811	(82)	-	-	(82)	439	(598)	(159)	(241)	6,570
Fidelity VIP Overseas Portfolio - Initial Class	1,091	2	(49)	354	307	95	(143)	(48)	259	1,350
T. Rowe Price Equity Income Portfolio	1,872	6	2	484	492	98	(278)	(180)	312	2,184
T. Rowe Price International Stock Portfolio	1,182	(4)	17	133	146	70	(97)	(27)	119	1,301
T. Rowe Price Mid-Cap Growth Portfolio	3,812	(55)	403	959	1,307	121	(308)	(187)	1,120	4,932
See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2013

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2012	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2013

Survivorship Variable Universal Life
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class	$1	$-	$-	$-	$-	$1	$-	$1	$1	$2
Fidelity VIP Balanced Portfolio - Initial Class	52	1	3	6	10	-	(6)	(6)	4	56
Fidelity VIP Contrafund Portfolio - Initial Class	245	-	34	34	68	23	(90)	(67)	1	246
Fidelity VIP Equity-Income Portfolio - Initial Class	96	1	8	16	25	5	(23)	(18)	7	103
Fidelity VIP Growth - Initial Class	22	-	-	8	8	-	-	-	8	30
Fidelity VIP Growth and Income - Initial Class	-	-	-	-	-	-	-	-	-	-
Fidelity VIP Growth Opportunities Portfolio - Initial Class	90	(1)	3	30	32	2	(11)	(9)	23	113
Fidelity VIP High Income - Initial Class	2	-	-	-	-	-	-	-	-	2
Fidelity VIP Index 500 Portfolio - Initial Class	338	3	12	86	101	21	(94)	(73)	28	366
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	55	1	1	(3)	(1)	-	(2)	(2)	(3)	52
Fidelity VIP Mid Cap Portfolio - Initial Class	328	(1)	47	62	108	6	(96)	(90)	18	346
Fidelity VIP Money Market Portfolio - Initial Class	98	(1)	-	-	(1)	-	(5)	(5)	(6)	92
Fidelity VIP Overseas Portfolio - Initial Class	93	-	(3)	28	25	5	(11)	(6)	19	112
T. Rowe Price Equity Income Portfolio	87	1	-	24	25	2	(2)	-	25	112
T. Rowe Price International Stock Portfolio	66	-	-	8	8	2	(1)	1	9	75
T. Rowe Price Mid-Cap Growth Portfolio	294	(3)	35	72	104	23	(34)	(11)	93	387
Wealthquest III Variable Universal Life
Alger Balanced Portfolio - Class I-2	1,361	8	(11)	200	197	143	(150)	(7)	190	1,551
Alger Capital Appreciation Portfolio - Class I-2	2,939	(11)	472	549	1,010	217	(215)	2	1,012	3,951
Alger Growth & Income Portfolio - Class I-2	737	10	19	177	206	40	(88)	(48)	158	895
Alger Large Cap Growth Portfolio - Class I-2	1,453	2	35	448	485	93	(143)	(50)	435	1,888
Alger Mid Cap Growth Portfolio - Class I-2	2,377	(10)	(51)	885	824	139	(191)	(52)	772	3,149
Alger Small Cap Growth Portfolio - Class I-2	1,732	(14)	297	283	566	115	(258)	(143)	423	2,155
Federated Fund for U.S. Government Securities II	209	5	-	(11)	(6)	34	(12)	22	16	225
Federated High Income Bond Fund II - Primary Shares	917	56	34	(34)	56	94	(109)	(15)	41	958
Federated Kaufmann Fund II - Primary Shares	464	(4)	55	133	184	37	(36)	1	185	649
Federated Managed Volatility Fund II	375	9	20	49	78	77	(105)	(28)	50	425
Federated Quality Bond Fund II - Primary Shares	370	13	(1)	(11)	1	31	(138)	(107)	(106)	264
Fidelity VIP Contrafund Portfolio - Service Class 2	9,969	17	(38)	2,986	2,965	511	(687)	(176)	2,789	12,758
Fidelity VIP Equity-Income Portfolio - Service Class 2	791	15	47	137	199	152	(90)	62	261	1,052
Fidelity VIP Growth and Income - Service Class 2	354	4	23	112	139	18	(27)	(9)	130	484
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	1,208	(9)	29	424	444	117	(84)	33	477	1,685
Fidelity VIP Growth Strategies Portfolio - Service Class 2	1,242	(10)	27	407	424	79	(194)	(115)	309	1,551
Fidelity VIP Index 500 Portfolio - Service Class 2	7,026	82	174	1,895	2,151	351	(471)	(120)	2,031	9,057
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	542	8	7	(30)	(15)	94	(90)	4	(11)	531
Fidelity VIP Mid Cap Portfolio - Service Class 2	16,820	(82)	2,645	3,255	5,818	765	(1,161)	(396)	5,422	22,242

See accompanying notes to the financial statements.

American National Variable Universal Life Separate Account

Statement of Changes in Net Assets

Year ended December 31, 2013

(Amounts in thousands)

		Changes from operations:				Changes from policy transactions:
	Net assets at December 31, 2012	Net investment income (loss)	Net realized gain (loss) on investments	Net change in unrealized appreciation or depreciation of investments	Net increase (decrease) in net assets resulting from operations	Policy purchase payments	Policy terminations, withdrawals and changes	Net increase (decrease) in net assets from policy transactions	Total increase (decrease) in net assets	Net assets at December 31, 2013

Wealthquest III Variable Universal Life
Fidelity VIP Money Market Portfolio - Service Class 2	$4,857	$(34)	$-	$-	$(34)	$354	$(510)	$(156)	$(190)	$4,667
Fidelity VIP Value Leaders Portfolio - Service Class 2	172	-	(4)	65	61	34	(29)	5	66	238
Fidelity VIP Value Portfolio - Service Class 2	110	-	19	11	30	20	(30)	(10)	20	130
Fidelity VIP Value Strategies - Service Class 2	653	-	15	174	189	57	(55)	2	191	844
Invesco V.I. Diversified Dividend Fund - Series I	87	2	4	22	28	41	(22)	19	47	134
Invesco V.I. Global Health Care Fund - Series I	731	-	17	265	282	53	(71)	(18)	264	995
Invesco V.I. Global Real Estate Fund - Series I	2,479	74	(193)	170	51	168	(261)	(93)	(42)	2,437
Invesco V.I. Mid Cap Growth Fund - Series I	161	-	3	48	51	15	(28)	(13)	38	199
Invesco V.I. Small Cap Equity Fund - Series I	494	(4)	19	164	179	47	(49)	(2)	177	671
Invesco V.I. Technology Fund - Series I	753	(6)	90	92	176	75	(112)	(37)	139	892
Invesco V.I. Utilities Fund - Series I	2,184	54	(31)	194	217	141	(228)	(87)	130	2,314
MFS Core Equity Series - Initial Class	160	1	1	53	55	8	(2)	6	61	221
MFS Growth Series - Initial Class	661	(3)	29	217	243	77	(70)	7	250	911
MFS Investors Trust Series - Initial Class	248	1	8	65	74	12	(31)	(19)	55	303
MFS Research Series - Initial Class	78	(1)	3	21	23	13	(9)	4	27	105
T. Rowe Price Equity Income Portfolio	7,381	72	63	1,971	2,106	344	(504)	(160)	1,946	9,327
T. Rowe Price International Stock Portfolio	3,014	5	(112)	501	394	231	(351)	(120)	274	3,288
T. Rowe Price Limited-Term Bond Portfolio	607	5	-	(9)	(4)	165	(169)	(4)	(8)	599
T. Rowe Price Mid-Cap Growth Portfolio	1,719	(14)	171	439	596	75	(173)	(98)	498	2,217

See accompanying notes to the financial statements.

(1)	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

American National Variable Universal Life Separate Account (“Separate Account”) was established on July 30, 1987 under Texas law as a separate investment account of American National Insurance Company (“Sponsor”). The Separate Account began operations on February 20, 1991. The Separate Account’s assets are segregated from the Sponsor’s general assets and are used only to support variable life products issued by the Sponsor. The Separate Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

These financial statements report the results of the subaccounts for the various variable life products. As of December 31, 2014, there are 42 active subaccounts within the Separate Account, although not all subaccounts are offered in each product. Each of the subaccounts is invested only in a corresponding portfolio of the following mutual fund companies: the Alger Portfolios, Federated Insurance Series, Fidelity Variable Insurance Products, Invesco Variable Insurance Funds, MFS Variable Insurance Trust, T. Rowe Price Equity Series, Inc., T. Rowe Price International Series, Inc., and T. Rowe Price Fixed Income Series, Inc.

On April 30, 2012, the Invesco V.I. Dividend Growth Fund changed its name to Invesco V.I. Diversified Dividend Fund. On the same day, the Invesco V.I. Capital Development Fund merged into the Invesco Van Kampen V.I. Mid Cap Growth Fund. Activities prior to the merger are reflected as part of the Invesco V.I. Capital Development Fund, while activities after the merger are reflected as part of the Invesco Van Kampen V.I. Mid Cap Growth Fund.

On April 29, 2013, the Invesco Van Kampen V.I. Mid Cap Growth Fund changed its name to Invesco V.I. Mid Cap Growth Fund – Series I. A name change notification was received from the fund manager indicating that Invesco V.I. Utilities Fund’s new name will be Invesco V.I. Managed Volatility effective April 30, 2014.

On March 27, 2015, MFS Core Equity Series (VIT) Fund reorganized and merged into MFS Core Equity Portfolio (VIT II). Activities prior to the merger are reflected as part of the MFS Core Equity Series (VIT) Fund, while activities after the merger are reflected as part of the MFS Core Equity Portfolio (VIT II).

On April 24, 2015, the Fidelity VIP Growth Strategies Portfolio merged into the Fidelity VIP Mid Cap Portfolio. Activities prior to the merger are reflected as part of the Fidelity VIP Growth Strategies Portfolio, while activities after the merger are reflected as part of the Fidelity VIP Mid Cap Portfolio. On the same day, Fidelity VIP Value Leaders Portfolio merged into Fidelity VIP Value Portfolio. Activities prior to the merger are reflected as part of the Fidelity VIP Value Leaders Portfolio, while activities after the merger are reflected as part of the Fidelity VIP Value Portfolio.

The financial statements of the Separate Account have been prepared on an accrual basis in accordance with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of the financial statements. Actual results in the future could differ from management’s estimates.

Investments… Investments in shares of the separate investment portfolios are stated at fair value. The determination of fair value is based on a three-tier hierarchy as follows:

Level 1	Unadjusted quoted prices from active markets for identical assets.
Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly from market data or can be corroborated through observed market data.
Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities.

The fair values for the shares of the separate investment portfolios are determined through a quoted market price from each respective portfolio, which meets the level one hierarchy definition. The net asset value for each share is equal to the quoted market price. Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the basis of identified cost. Capital gain distributions and dividends from mutual funds are recorded and reinvested upon receipt.

Federal Taxes… The operations of the Separate Account form a part of, and are taxed with, the operations of the Sponsor. Under the Internal Revenue Code, all ordinary income and capital gains allocated to the policyholders are not taxed to the Sponsor. As a result, the unit values of the subaccounts are not affected by federal income taxes on distributions received by the subaccounts. Accordingly, no provision for income taxes is required in the accompanying financial statements.

(2)	SECURITY PURCHASES AND SALES

For the period ended December 31, 2014, the aggregate cost of purchases (including reinvestment of dividend distributions and transfers between mutual fund portfolios) and proceeds from sales of investments in the mutual portfolios were as follows (in thousands):

Fund	Purchases	Sales
Alger Balanced Portfolio - Class I-2	$121	$244
Alger Capital Appreciation Portfolio - Class I-2	831	300
Alger Growth & Income Portfolio - Class I-2	69	98
Alger Large Cap Growth Portfolio - Class I-2	385	197
Alger Mid Cap Growth Portfolio - Class I-2	101	309
Alger Small Cap Growth Portfolio - Class I-2	296	168
Federated Fund for U.S. Government Securities II	29	51
Federated High Income Bond Fund II - Primary Shares	115	62
Federated Kaufmann Fund II - Primary Shares	104	67
Federated Managed Volatility Fund II	127	11
Federated Quality Bond Fund II - Primary Shares	26	69
Fidelity VIP Asset Manager Portfolio - Initial Class	94	232
Fidelity VIP Asset Manager: Growth Portfolio - Initial Class	42	97
Fidelity VIP Balanced Portfolio - Initial Class	210	104
Fidelity VIP Contrafund Portfolio - Initial Class	597	1,076
Fidelity VIP Contrafund Portfolio - Service Class 2	772	1,135
Fidelity VIP Equity-Income Portfolio - Initial Class	365	497
Fidelity VIP Equity-Income Portfolio - Service Class 2	103	106
Fidelity VIP Growth - Initial Class	208	1,380
Fidelity VIP Growth and Income - Initial Class	101	171
Fidelity VIP Growth and Income - Service Class 2	55	44
Fidelity VIP Growth Opportunities Portfolio - Initial Class	113	315
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	84	184
Fidelity VIP Growth Strategies Portfolio - Service Class 2	70	171
Fidelity VIP High Income - Initial Class	68	134
Fidelity VIP Index 500 Portfolio - Initial Class	534	1,852
Fidelity VIP Index 500 Portfolio - Service Class 2	432	732
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	83	77
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	69	110
Fidelity VIP Mid Cap Portfolio - Initial Class	620	1,508
Fidelity VIP Mid Cap Portfolio - Service Class 2	956	1,833
Fidelity VIP Money Market Portfolio - Initial Class	561	1,162
Fidelity VIP Money Market Portfolio - Service Class 2	787	411
Fidelity VIP Overseas Portfolio - Initial Class	100	288
Fidelity VIP Value Leaders Portfolio - Service Class 2	16	32
Fidelity VIP Value Portfolio - Service Class 2	25	42
Fidelity VIP Value Strategies - Service Class 2	43	88
Invesco Mid Cap Growth Fund - Series I+	9	21
Invesco V.I. Diversified Dividend Fund - Series I	34	15
Invesco V.I. Global Health Care Fund - Series I	519	437
Invesco V.I. Global Real Estate Fund - Series I	194	197
Invesco V.I. Managed Volatility Fund - Series I	555	463
Invesco V.I. Small Cap Equity Fund - Series I	115	67
Invesco V.I. Technology Fund - Series I	108	111
MFS Core Equity Series - Initial Class	7	25
MFS Growth Series - Initial Class	91	140
MFS Investors Trust Series - Initial Class	51	58
MFS Research Series - Initial Class	14	9
T. Rowe Price Equity Income Portfolio	491	929
T. Rowe Price International Stock Portfolio	332	440
T. Rowe Price Limited-Term Bond Portfolio	116	54
T. Rowe Price Mid-Cap Growth Portfolio	1,077	742

Grand Total	$13,025	$19,065

(3)        POLICY CHARGES AND DEDUCTIONS

Mortality and Expense Risk Charges… The mortality risk and expense risk charges are applied daily against the net assets representing equity of policyholders held in each subaccount. The annual effective rates for these charges have a maximum rate of:

Investrac Gold Variable Universal Life	0.90%
Investrac Advantage Variable Universal Life	1.25%
Survivorship Variable Universal Life	0.90%
WealthQuest III Variable Universal Life	0.70%

Monthly Administrative Charges… A monthly charge to the accumulated value will be deducted equal to a monthly cost of insurance, including additional charges for riders if applicable. Also, a monthly maintenance fee varying by product is assessed as follows:

Investrac Gold Variable Universal Life	$2.50
Investrac Advantage Variable Universal Life	$7.50
Survivorship Variable Universal Life	$5.00
WealthQuest III Variable Universal Life	$7.50

Surrender Charge… A surrender charge is imposed upon the surrender of variable life insurance contracts to compensate the Sponsor for sales and other marketing expenses. The amount of any surrender charge will depend on the number of years that have elapsed since the contract was issued. In addition, partial surrenders will be assessed a $25 fee. No surrender charge will be imposed on death benefits.

Transfer Charge… After the first twelve transfers in any one policy year for transfers made among the subaccounts (after four for the Investrac Gold Variable Universal Life product), a $25 transfer charge is imposed. Except for Wealthquest III Variable Universal Life, which imposes a $10 transfer fee.

Premium Charge... Premium loads vary by product as follows:

Investrac Gold Variable Universal Life - a 4% sales charge and a $2.00 transaction charge plus applicable premium tax up to 4%.

Investrac Advantage Variable Universal Life - no sales charges or loads.

Survivorship Variable Universal Life - up to a 3% sales charge.

WealthQuest III Variable Universal Life - up to a 6% sales charge.

(4) FINANCIAL HIGHLIGHTS

The Sponsor sells a number of variable universal life products having unique combinations of features and fees that are charged against the policyholder’s account balance (see Note 3). Differences in fee structures result in a variety of expense ratios and total returns. The following table was developed by determining which products offered by the Separate Account have the lowest and highest total return (all ratios are percentages):

	At December 31,			For the years ended December 31,
	Units	Unit Fair Value	Net Assets	Investment[1]	Expense Ratio[2]	Total Return[3]
	(000s)	Lowest to Highest	(000s)	Income Ratio	Lowest to Highest	Lowest to Highest
Alger Balanced Portfolio - Class I-2
2014	906	1.70	1,538	1.92	0.70	8.97
2013	993	1.56	1,550	1.22	0.70	14.47
2012	998	1.36	1,361	1.37	0.70	5.48
2011	978	1.29	1,264	2.79	0.70	(0.67)
2010	985	1.30	1,282	2.38	0.70	9.57
Alger Capital Appreciation Portfolio - Class I-2
2014	1,536	2.85	4,379	15.42	0.70	13.10
2013	1,565	2.52	3,950	12.03	0.70	34.25
2012	1,563	1.88	2,939	1.14	0.70	17.47
2011	1,552	1.60	2,485	0.11	0.70	(1.00)
2010	1,586	1.62	2,565	0.37	0.70	13.23
Alger Growth & Income Portfolio - Class I-2
2014	542	1.76	956	2.19	0.70	11.39
2013	567	1.58	894	1.98	0.70	29.01
2012	602	1.22	737	3.37	0.70	11.55
2011	620	1.10	680	1.72	0.70	5.77
2010	646	1.04	671	1.36	0.70	11.49
Alger Large Cap Growth Portfolio - Class I-2
2014	1,039	1.89	1,967	16.10	0.70	9.88
2013	1,100	1.72	1,888	0.80	0.70	34.14
2012	1,135	1.28	1,453	1.22	0.70	9.09
2011	1,210	1.17	1,419	1.05	0.70	(1.04)
2010	1,302	1.19	1,544	0.70	0.70	12.60
Alger Mid Cap Growth Portfolio - Class I-2
2014	1,504	2.11	3,178	-	0.70	7.11
2013	1,598	1.97	3,149	0.34	0.70	34.89
2012	1,627	1.46	2,377	-	0.70	15.39
2011	1,638	1.27	2,073	0.35	0.70	(8.91)
2010	1,654	1.39	2,299	-	0.70	18.55
Alger Small Cap Growth Portfolio - Class I-2
2014	785	2.67	2,097	9.05	0.70	(0.37)
2013	805	2.68	2,155	13.46	0.70	33.32
2012	862	2.01	1,732	22.10	0.70	11.71
2011	875	1.80	1,573	-	0.70	(3.86)
2010	966	1.87	1,806	-	0.70	24.42
Federated Equity Income Fund II
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	-	-	-	-	-	-
2010	-	-	-	3.52	0.70	1.81
Federated Fund for U.S. Government Securities II
2014	153	1.35	206	2.74	0.70	3.85
2013	173	1.30	225	3.20	0.70	(2.73)
2012	157	1.33	209	3.68	0.70	2.25
2011	142	1.30	185	3.49	0.70	5.04
2010	102	1.24	126	5.41	0.70	4.43

Federated High Income Bond Fund II - Primary Shares
2014	397	2.47	979	5.91	0.70	2.07
2013	396	2.42	958	6.77	0.70	6.24
2012	403	2.28	917	7.47	0.70	13.89
2011	390	2.00	779	8.74	0.70	4.44
2010	380	1.91	727	6.97	0.70	13.93
Federated Kaufmann Fund II - Primary Shares
2014	310	2.18	676	10.64	0.70	9.00
2013	324	2.00	649	8.29	0.70	39.15
2012	322	1.44	464	-	0.70	16.46
2011	316	1.24	391	1.06	0.70	(13.89)
2010	298	1.44	428	0.03	0.70	17.17
Federated Managed Volatility Fund II
2014	267	1.91	511	10.54	0.70	3.24
2013	229	1.85	425	2.94	0.70	-
2012	245	1.53	375	8.65	0.70	12.75
2011	244	1.36	331	3.71	0.70	4.04
2010	228	1.31	297	2.62	0.70	11.30
Federated Mid Cap Growth Strategies Fund II
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	-	-	-	-	-	-
2010	-	-	-	-	0.70	3.64
Federated Quality Bond Fund II - Primary Shares
2014	149	1.48	221	3.93	0.70	2.78
2013	183	1.44	264	4.81	0.70	0.33
2012	258	1.43	370	4.15	0.70	8.95
2011	267	1.32	352	5.04	0.70	1.56
2010	249	1.30	323	2.79	0.70	7.75
Fidelity VIP Asset Manager Growth Portfolio - Initial Class
2014	487	1.89 to 26.47	1,052	1.16	0.90 to 1.25	4.91 to 5.19
2013	514	1.80 to 2.89	1,059	1.31	0.90 to 1.25	20.89 to 21.32
2012	527	1.49 to 20.79	900	1.74	0.90 to 1.25	14.01 to 14.41
2011	610	1.31 to 18.17	909	1.83	0.90 to 1.25	(7.33) to (7.01)
2010	656	1.41 to 19.54	1,058	1.47	0.90 to 1.25	14.90 to 15.30
Fidelity VIP Asset Manager Portfolio - Initial Class
2014	466	1.91 to 3.02	1,156	6.11	0.90 to 1.25	4.37 to 4.86
2013	544	1.83 to 2.88	1,296	1.79	0.90 to 1.25	14.27 to 14.67
2012	594	1.60 to 2.51	1,227	2.24	0.90 to 1.25	11.07 to 11.46
2011	664	1.44 to 2.25	1,247	2.43	0.90 to 1.25	(3.77) to (3.43)
2010	734	1.50 to 2.33	1,428	2.11	0.90 to 1.25	12.85 to 13.24
Fidelity VIP Balanced Portfolio - Initial Class
2014	610	1.90 to 30.39	1,250	13.69	0.90 to 1.25	8.79 to 9.28
2013	632	1.82 to 27.81	1,192	5.92	0.90 to 1.25	18.17 to 18.59
2012	680	1.47 to 23.45	1,084	6.73	0.90 to 1.25	13.63 to 14.03
2011	696	1.29 to 20.56	974	1.98	0.90 to 1.25	(4.81) to (4.48)
2010	696	1.35 to 21.53	1,023	2.42	0.90 to 1.25	16.61 to 17.01
Fidelity VIP Contrafund Portfolio - Initial Class
2014	3,271	3.45 to 65.71	13,479	2.95	0.90 to 1.25	10.58 to 10.94
2013	3,465	3.12 to 59.23	12,863	1.09	0.90 to 1.25	29.66 to 30.11
2012	3,768	2.40 to 45.52	10,815	1.36	0.90 to 1.25	14.96 to 15.36
2011	4,126	2.09 to 39.46	10,216	1.00	0.90 to 1.25	(3.73) to (3.40)
2010	4,519	2.17 to 40.84	11,668	1.22	0.90 to 1.25	15.76 to 16.17

Fidelity VIP Contrafund Portfolio - Service Class 2
2014	4,805	2.80	13,466	2.79	0.70	10.67
2013	5,047	2.53	12,758	0.87	0.70	30.04
2012	5,128	1.94	9,969	1.19	0.70	15.32
2011	5,084	1.69	8,568	0.82	0.70	(3.46)
2010	5,049	1.75	8,815	1.06	0.70	16.11
Fidelity VIP Equity-Income Portfolio - Initial Class
2014	1,708	2.34 to 51.19	5,611	4.23	0.90 to 1.25	7.34 to 7.75
2013	1,814	2.18 to 47.51	5,511	9.28	0.90 to 1.25	26.56 to 27.00
2012	1,915	1.72 to 37.41	4,610	9.61	0.90 to 1.25	15.84 to 16.25
2011	2,021	1.48 to 32.18	4,265	2.46	0.90 to 1.25	(0.28) to 0.07
2010	2,248	1.49 to 32.16	4,750	1.80	0.90 to 1.25	13.72 to 14.12
Fidelity VIP Equity-Income Portfolio - Service Class 2
2014	624	1.75	1,091	4.14	0.70	8.02
2013	649	1.62	1,052	7.33	0.70	26.94
2012	620	1.28	791	9.81	0.70	16.23
2011	579	1.10	636	2.38	0.70	(0.05)
2010	571	1.10	627	1.79	0.70	14.12
Fidelity VIP Growth - Initial Class
2014	5,390	2.20 to 71.09	15,028	0.19	0.90 to 1.25	10.00 to 10.30
2013	5,774	2.00 to 3.99	14,632	0.35	0.90 to 1.25	34.64 to 35.12
2012	6,288	1.49 to 47.70	11,801	0.62	0.90 to 1.25	13.25 to 13.65
2011	6,788	1.31 to 41.97	11,190	0.72	0.90 to 1.25	(1.04) to (0.69)
2010	7,407	1.33 to 42.26	12,413	0.59	0.90 to 1.25	22.63 to 23.06
Fidelity VIP Growth and Income - Initial Class
2014	575	1.79 to 30.00	1,160	1.76	0.90 to 1.25	8.99 to 9.45
2013	613	1.89 to 1.64	1,139	1.92	0.90 to 1.25	31.91 to 32.37
2012	642	1.24 to 1.43	906	2.39	0.90 to 1.25	17.08 to 17.49
2011	656	1.05 to 17.62	792	1.77	0.90 to 1.25	0.35 to 0.70
2010	702	1.04 to 1.22	844	0.69	0.90 to 1.25	13.44 to 13.84
Fidelity VIP Growth and Income - Service Class 2
2014	272	1.97	535	1.61	0.70	9.44
2013	269	1.80	484	6.87	0.70	32.32
2012	261	1.36	354	2.24	0.70	17.41
2011	252	1.16	291	1.64	0.70	0.65
2010	245	1.15	281	0.48	0.70	13.75
Fidelity VIP Growth Opportunities Portfolio - Initial Class
2014	1,672	1.45 to 33.93	3,051	0.31	0.90 to 1.25	11.17 to 11.54
2013	1,773	1.60 to 1.30	2,920	0.34	0.90 to 1.25	39.19 to 36.66
2012	2,153	0.95 to 22.33	2,592	0.43	0.90 to 1.25	18.12 to 18.53
2011	2,259	0.81 to 18.84	2,302	0.17	0.90 to 1.25	1.03 to 1.38
2010	2,365	0.79 to 18.58	2,379	0.21	0.90 to 1.25	22.20 to 22.63
Fidelity VIP Growth Opportunities Portfolio - Service Class 2
2014	836	2.13	1,777	0.08	0.70	11.52
2013	881	1.91	1,685	0.10	0.70	36.58
2012	863	1.40	1,208	0.17	0.70	18.48
2011	803	1.18	949	-	0.70	1.26
2010	803	1.17	937	-	0.70	22.61
Fidelity VIP Growth Strategies Portfolio - Service Class 2
2014	877	1.88	1,648	-	0.70	12.57
2013	930	-	1,551	0.10	0.70	35.76
2012	1,011	-	1,242	-	0.70	10.74
2011	1,011	1.11	1,122	-	0.70	(9.85)
2010	995	1.23	1,224	-	0.70	23.81

Fidelity VIP High Income - Initial Class
2014	445	1.61 to 17.92	809	5.57	0.90 to 1.25	0.00 to 0.42
2013	494	1.61 to 17.88	910	5.76	0.90 to 1.25	4.63 to 5.00
2012	512	1.54 to 17.03	910	5.69	0.90 to 1.25	12.8 to 13.19
2011	574	1.36 to 15.04	897	6.94	0.90 to 1.25	2.74 to 3.10
2010	576	1.33 to 14.59	879	7.90	0.90 to 1.25	12.41 to 12.80
Fidelity VIP Index 500 Portfolio - Initial Class
2014	6,801	2.26 to 296.59	20,216	1.70	0.90 to 1.25	12.44 to 12.69
2013	7,326	2.01 to 263.51	19,357	2.88	0.90 to 1.25	30.60 to 31.06
2012	7,914	1.54 to 201.06	15,982	3.43	0.90 to 1.25	14.46 to 14.87
2011	8,697	1.35 to 175.03	15,310	4.35	0.90 to 1.25	0.77 to 1.13
2010	9,368	1.34 to 173.08	16,545	3.69	0.90 to 1.25	13.59 to 13.99
Fidelity VIP Index 500 Portfolio - Service Class 2
2014	4,744	2.06	9,784	1.55	0.70	12.57
2013	4,940	1.83	9,057	2.69	0.70	30.99
2012	5,020	1.40	7,026	3.25	0.70	14.82
2011	5,126	1.22	6,248	4.13	0.70	1.08
2010	5,011	1.21	6,042	3.48	0.70	13.93
Fidelity VIP Investment Grade Bond Portfolio - Initial Class
2014	534	1.93 to 24.64	1,181	2.26	0.90 to 1.25	4.74 to 4.89
2013	536	1.84 to 2.53	1,134	3.38	0.90 to 1.25	(3.00) to (2.66)
2012	610	1.90 to 24.14	1,337	4.95	0.90 to 1.25	4.57 to 4.94
2011	653	1.82 to 23.00	1,359	6.06	0.90 to 1.25	6.00 to 6.37
2010	592	1.72 to 21.62	1,170	5.47	0.90 to 1.25	6.47 to 6.84
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2
2014	354	1.44	509	2.01	0.70	5.11
2013	387	1.37	531	3.32	0.70	(2.75)
2012	384	1.41	542	4.98	0.70	4.86
2011	366	1.35	493	6.00	0.70	6.29
2010	311	1.27	393	5.05	0.70	6.80
Fidelity VIP Mid Cap Portfolio - Initial Class
2014	2,710	5.56 to 67.13	15,640	2.56	0.90 to 1.25	4.91 to 5.34
2013	2,911	5.30 to 5.81	15,974	8.75	0.90 to 1.25	34.54 to 35.01
2012	3,097	3.94 to 47.20	12,673	8.49	0.90 to 1.25	13.39 to 13.79
2011	3,452	3.48 to 41.48	12,454	0.42	0.90 to 1.25	(11.72) to (11.41)
2010	3,852	3.94 to 46.82	15,727	0.67	0.90 to 1.25	27.24 to 27.68
Fidelity VIP Mid Cap Portfolio - Service Class 2
2014	6,137	3.60	22,117	2.37	0.70	5.26
2013	6,499	3.42	22,242	13.60	0.70	34.92
2012	6,631	2.54	16,820	8.85	0.70	13.75
2011	6,694	2.23	14,927	0.20	0.70	(11.47)
2010	6,751	2.52	17,004	0.44	0.70	27.68
Fidelity VIP Money Market Portfolio - Initial Class
2014	8,321	1.15 to 1.55	10,858	0.01	0.90 to 1.25	(0.86) to (0.64)
2013	8,622	1.20 to 1.56	11,458	0.03	0.90 to 1.25	(1.21) to (0.87)
2012	8,970	1.17 to 1.57	12,079	0.14	0.90 to 1.25	(1.1) to (0.70)
2011	9,813	1.18 to 1.58	13,329	0.11	0.90 to 1.25	(1.13) to (0.79)
2010	10,654	1.19 to 1.60	14,691	0.38	0.90 to 1.25	(1.00) to (0.65)
Fidelity VIP Money Market Portfolio - Service Class 2
2014	5,212	0.97	5,044	0.01	0.70	-
2013	4,789	0.97	4,667	0.01	0.70	(0.68)
2012	4,949	0.98	4,857	0.01	0.70	(0.60)

Fidelity VIP Overseas Portfolio - Initial Class
2014	984	1.72 to 31.56	1,982	1.34	0.90 to 1.25	(8.99) to (8.89)
2013	1,073	1.89 to 34.64	2,380	1.73	0.90 to 1.25	28.82 to 29.27
2012	1,123	1.47 to 26.80	1,935	2.30	0.90 to 1.25	19.23 to 19.65
2011	1,237	1.23 to 22.40	1,769	1.63	0.90 to 1.25	(18.19) to (17.91)
2010	1,339	1.50 to 27.28	2,338	1.50	0.90 to 1.25	(17.10) to 51.06
Fidelity VIP Value Leaders Portfolio - Service Class 2
2014	160	1.56	250	0.94	0.70	12.23
2013	171	1.39	238	0.42	0.70	33.94
2012	166	1.04	172	2.37	0.70	12.82
2011	154	0.92	142	1.23	0.70	(8.84)
2010	147	1.01	148	1.12	0.70	9.04
Fidelity VIP Value Portfolio - Service Class 2
2014	64	1.85	119	5.15	0.70	10.12
2013	77	1.68	130	6.78	0.70	31.26
2012	86	1.28	110	1.60	0.70	19.70
2011	88	1.07	94	0.79	0.70	(3.36)
2010	89	1.11	98	1.17	0.70	16.70
Fidelity VIP Value Strategies - Service Class 2
2014	404	2.09	845	0.80	0.70	5.56
2013	427	1.98	844	0.70	0.70	29.28
2012	427	1.53	653	0.38	0.70	26.17
2011	425	1.21	516	0.77	0.70	(9.67)
2010	441	1.34	592	0.31	0.70	25.46
Invesco V.I. Capital Development Fund - Series I
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	7	21.32	154	-	0.70	(18.05)
2010	-	-	-	-	-	-
Invesco V.I. Diversified Dividend Fund - Series I
2014	4	40.55	169	1.79	0.70	12.05
2013	4	-	134	2.31	0.70	30.12
2012	3	27.82	87	1.99	0.70	17.89
2011	3	23.59	78	-	0.70	(8.13)
2010	-	-	-	-	-	-
Invesco V.I. Dynamics Fund - Series I
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	-	-	-	-	0.70	11.21
2010	135	1.34	181	-	0.70	22.96
Invesco V.I. Financial Services Fund - Series I:
2014	-	-	-	-	-	-
2013	-	-	-	-	-	-
2012	-	-	-	-	-	-
2011	-	-	-	0.19	0.70	6.36
2010	125	0.62	78	0.11	0.70	9.55

Invesco V.I. Global Health Care Fund - Series I
2014	496	2.49	1,237	4.05	0.70	18.57
2013	474	1.29	995	0.68	0.70	39.56
2012	486	1.50	731	-	0.70	20.05
2011	461	1.25	577	-	0.70	3.23
2010	460	1.21	559	-	0.70	4.56
Invesco V.I. Global Real Estate Fund - Series I
2014	792	3.47	2,749	1.65	0.70	13.77
2013	799	2.10	2,437	3.76	0.70	2.00
2012	829	2.99	2,479	0.57	0.70	27.22
2011	825	2.35	1,938	3.99	0.70	(7.16)
2010	799	2.53	2,021	4.96	0.70	16.69
Invesco V.I. Managed Volatility Fund - Series I
2014	1,181	2.27	2,681	7.77	0.70	19.47
2013	1,221	2.14	2,314	5.36	0.70	9.98
2012	1,267	1.72	2,184	6.72	0.70	2.87
2011	1,291	1.68	2,163	3.25	0.70	15.64
2010	1,353	1.45	1,961	3.61	0.70	5.56
Invesco V.I. Mid Cap Growth Fund - Series I
2014	14	14.17	203	-	0.70	7.27
2013	15	13.21	199	0.39	0.70	36.06
2012	17	9.71	161	0.06	0.70	(54.47)
Invesco V.I. Small Cap Equity Fund - Series I
2014	311	2.18	677	8.52	0.70	1.87
2013	313	-	671	1.03	0.70	36.51
2012	315	1.57	494	-	0.70	13.09
2011	285	1.39	396	-	0.70	(1.42)
2010	260	1.41	366	-	0.70	27.64
Invesco V.I. Technology Fund - Series I
2014	640	1.42	909	8.27	0.70	10.08
2013	692	1.90	892	8.02	0.70	24.27
2012	726	1.04	753	-	0.70	10.49
2011	740	0.94	695	0.20	0.70	(5.72)
2010	743	1.00	740	-	0.70	20.46
MFS Core Equity Series - Initial Class
2014	116	1.94	225	0.74	0.70	10.23
2013	126	1.76	221	1.03	0.70	33.66
2012	122	1.32	160	0.81	0.70	15.41
2011	121	1.14	138	0.96	0.70	(1.71)
2010	131	1.16	152	1.12	0.70	16.40
MFS Growth Series - Initial Class
2014	386	2.27	875	6.56	0.70	8.10
2013	434	2.10	911	0.99	0.70	35.90
2012	428	1.54	661	-	0.70	16.56
2011	448	1.32	593	0.19	0.70	(1.02)
2010	494	1.34	662	0.11	0.70	14.53
MFS Investors Trust Series - Initial Class
2014	142	2.13	302	8.46	0.70	10.36
2013	157	1.93	303	1.06	0.70	31.13
2012	168	1.48	248	0.89	0.70	18.34
2011	164	1.25	204	0.99	0.70	(2.86)
2010	162	1.28	208	1.13	0.70	10.32
MFS Research Series - Initial Class
2014	50	2.24	112	8.58	0.70	9.80
2013	52	2.04	105	0.56	0.70	31.36
2012	50	1.56	78	0.79	0.70	16.44
2011	44	1.34	59	0.90	0.70	(1.14)
2010	44	1.35	59	0.85	0.70	15.09

T. Rowe Price Equity Income Portfolio
2014	5,324	2.18 to 42.06	12,068	1.74	0.70 to 1.25	6.20 to 6.40
2013	5,578	2.42 to 2.05	11,864	1.56	0.70 to 1.25	28.11 to 28.82
2012	5,792	1.59 to 30.75	9,587	2.19	0.70 to 1.25	15.68 to 16.32
2011	5,976	1.37 to 26.48	8,507	1.77	0.70 to 1.25	(1.94) to (1.40)
2010	6,046	1.39 to 26.91	8,756	1.86	0.70 to 1.25	13.59 to 14.22
T. Rowe Price International Stock Portfolio
2014	2,725	1.39 to 20.18	4,592	1.63	0.70 to 1.25	(2.61) to (1.68)
2013	2,810	1.53 to 1.79	4,831	0.85	0.70 to 1.25	12.64 to 13.26
2012	2,928	1.25 to 18.24	4,445	1.27	0.70 to 1.25	16.95 to 17.60
2011	3,141	1.07 to 15.54	4,027	1.60	0.70 to 1.25	(13.92) to (13.44)
2010	3,202	1.24 to 17.99	4,740	1.26	0.70 to 1.25	13.04 to 13.66
T. Rowe Price Limited-Term Bond Portfolio
2014	480	1.37	656	1.21	0.70	-
2013	438	1.37	599	1.56	0.70	(0.57)
2012	442	1.38	607	2.22	0.70	1.73
2011	448	1.35	605	3.20	0.70	0.89
2010	441	1.34	591	2.86	0.70	2.37
T. Rowe Price Mid-Cap Growth Portfolio
2014	1,745	3.52 to 57.78	8,413	11.06	0.70 to 1.25	11.59 to 12.46
2013	1,846	4.92 to 3.13	7,976	8.75	0.70 to 1.25	35.00 to 35.74
2012	1,923	2.31 to 38.05	6,141	9.42	0.70 to 1.25	12.47 to 13.09
2011	2,060	2.04 to 33.71	5,852	11.50	0.70 to 1.25	(2.50) to (1.96)
2010	2,128	2.08 to 34.45	6,277	5.63	0.70 to 1.25	26.53 to 27.22

[1]	These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.
[2]	These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying fund are excluded.
[3]	These ratios represent the total return, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented

(5) UNIT CHANGES

The changes in units outstanding for the periods ended December 31, 2014 and 2013 were as follows:

		2013			2014

Fund	December 31, 2012 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2013 Units Outstanding	Units Purchased	Units Redeemed	December 31, 2014 Units Outstanding

Alger Balanced Portfolio - Class I-2	998,013	98,211	102,990	993,234	60,613	147,439	906,408
Alger Capital Appreciation Portfolio - Class I-2	1,563,305	101,712	99,597	1,565,420	81,183	110,802	1,535,801
Alger Growth & Income Portfolio - Class I-2	602,152	28,960	63,996	567,116	33,006	58,510	541,612
Alger Large Cap Growth Portfolio - Class I-2	1,135,218	64,278	99,637	1,099,859	47,306	107,731	1,039,434
Alger Mid Cap Growth Portfolio - Class I-2	1,627,340	81,704	110,737	1,598,307	57,225	151,556	1,503,976
Alger Small Cap Growth Portfolio - Class I-2	862,448	48,677	106,281	804,844	43,334	63,036	785,142
Federated Fund for U.S. Government Securities II	157,007	25,056	8,821	173,242	17,846	38,307	152,781
Federated High Income Bond Fund II - Primary Shares	403,013	39,522	46,318	396,217	25,117	24,061	397,273
Federated Kaufmann Fund II - Primary Shares	322,161	22,440	20,584	324,017	17,892	32,174	309,735
Federated Managed Volatility Fund II	244,635	46,487	61,809	229,313	42,877	5,124	267,066
Federated Quality Bond Fund II - Primary Shares	257,809	21,525	96,149	183,185	11,157	45,638	148,704
Fidelity VIP Asset Manager Growth Portfolio - Initial Class	526,645	15,041	27,445	514,241	17,143	44,139	487,245
Fidelity VIP Asset Manager Portfolio - Initial Class	594,343	16,077	66,191	544,229	9,328	87,243	466,314
Fidelity VIP Balanced Portfolio - Initial Class	679,645	26,470	73,749	632,366	24,780	47,634	609,512
Fidelity VIP Contrafund Portfolio - Initial Class	3,768,425	96,868	399,991	3,465,302	60,686	255,186	3,270,802
Fidelity VIP Contrafund Portfolio - Service Class 2	5,128,287	229,077	310,288	5,047,076	176,687	419,171	4,804,592
Fidelity VIP Equity-Income Portfolio - Initial Class	1,915,340	126,860	227,765	1,814,435	46,707	152,931	1,708,211
Fidelity VIP Equity-Income Portfolio - Service Class 2	619,513	90,358	60,912	648,959	38,397	62,948	624,408
Fidelity VIP Growth - Initial Class	6,288,242	103,311	617,638	5,773,915	93,702	477,733	5,389,884
Fidelity VIP Growth and Income - Initial Class	642,160	26,595	56,233	612,522	50,435	87,962	574,995
Fidelity VIP Growth and Income - Service Class 2	260,850	24,170	16,095	268,925	26,307	23,374	271,858
Fidelity VIP Growth Opportunities Portfolio - Initial Class	2,152,810	66,979	446,607	1,773,182	73,043	174,166	1,672,059
Fidelity VIP Growth Opportunities Portfolio - Service Class 2	862,731	69,222	50,639	881,314	46,260	91,200	836,374
Fidelity VIP Growth Strategies Portfolio - Service Class 2	1,010,666	54,485	135,568	929,583	45,049	97,461	877,171
Fidelity VIP High Income - Initial Class	511,518	37,745	55,682	493,581	13,602	62,341	444,842
Fidelity VIP Index 500 Portfolio - Initial Class	7,914,494	112,838	700,901	7,326,431	84,141	609,509	6,801,063
Fidelity VIP Index 500 Portfolio - Service Class 2	5,020,145	214,727	294,393	4,940,479	168,328	364,720	4,744,087
Fidelity VIP Investment Grade Bond Portfolio - Initial Class	609,941	39,812	113,796	535,957	31,097	32,643	534,411
Fidelity VIP Investment Grade Bond Portfolio - Service Class 2	383,909	69,081	65,738	387,252	43,437	77,145	353,544
Fidelity VIP Mid Cap Portfolio - Initial Class	3,096,789	84,187	270,344	2,910,632	50,983	251,676	2,709,939
Fidelity VIP Mid Cap Portfolio - Service Class 2	6,630,747	259,387	391,568	6,498,566	146,575	507,883	6,137,258
Fidelity VIP Money Market Portfolio - Initial Class	8,969,536	447,002	794,097	8,622,441	504,816	806,066	8,321,191
Fidelity VIP Money Market Portfolio - Service Class 2	4,949,490	361,930	521,974	4,789,446	832,923	410,781	5,211,588
Fidelity VIP Overseas Portfolio - Initial Class	1,122,859	66,862	116,522	1,073,199	40,773	130,042	983,930
Fidelity VIP Value Leaders Portfolio - Service Class 2	165,677	28,719	23,531	170,865	10,216	21,009	160,072
Fidelity VIP Value Portfolio - Service Class 2	86,411	10,936	20,085	77,262	10,813	23,958	64,117
Fidelity VIP Value Strategies - Service Class 2	426,593	32,020	31,824	426,789	19,676	42,593	403,872
Invesco V.I. Diversified Dividend Fund - Series I	3,144	1,251	683	3,712	842	387	4,167
Invesco V.I. Global Health Care Fund - Series I	485,853	29,087	40,911	474,029	202,752	180,857	495,924
Invesco V.I. Global Real Estate Fund - Series I	829,318	54,450	84,324	799,444	50,718	58,056	792,106
Invesco V.I. Managed Volatility Fund - Series I	1,266,926	76,450	122,871	1,220,505	168,205	207,779	1,180,931
Invesco V.I. Mid Cap Growth Fund - Series I	16,580	1,010	2,501	15,089	732	1,520	14,301
Invesco V.I. Small Cap Equity Fund - Series I	314,742	25,483	26,959	313,266	28,912	31,382	310,796
Invesco V.I. Technology Fund - Series I	725,878	66,920	100,668	692,130	28,212	80,824	639,518
MFS Core Equity Series - Initial Class	121,962	5,386	1,522	125,826	3,448	13,351	115,923
MFS Growth Series - Initial Class	427,968	45,017	38,899	434,086	16,262	64,780	385,568
MFS Investors Trust Series - Initial Class	168,377	6,682	18,387	156,672	13,434	28,600	141,506
MFS Research Series - Initial Class	49,931	6,868	5,270	51,529	2,526	4,078	49,977
T. Rowe Price Equity Income Portfolio	5,791,809	237,158	451,141	5,577,826	158,881	413,029	5,323,678
T. Rowe Price International Stock Portfolio	2,928,199	197,533	315,567	2,810,165	164,366	249,900	2,724,631
T. Rowe Price Limited-Term Bond Portfolio	441,540	119,842	123,663	437,719	80,961	38,542	480,138
T. Rowe Price Mid-Cap Growth Portfolio	1,923,197	68,000	145,400	1,845,797	47,667	148,396	1,745,068

	88,006,291	4,230,468	8,185,261	84,051,498	4,071,378	7,667,373	80,455,503

AMERICAN NATIONAL INSURANCE COMPANY

FINANCIAL STATEMENTS

Item 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited the accompanying consolidated statements of financial position of American National Insurance Company and subsidiaries (the Company) as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three year period ended December 31, 2014. In connection with our audits of the consolidated financial statements, we also have audited financial statement schedules I to V. These consolidated financial statements and financial statements schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of American National Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2014, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the Company’s internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control – Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO), and our report dated February 27, 2015 expressed an unqualified opinion on the effectiveness of the Company’s internal control over financial reporting.

/s/ KPMG LLP

Houston, Texas

February 27, 2015

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders

American National Insurance Company:

We have audited American National Insurance Company’s (the Company) internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control – Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). The Company’s management is responsible for maintaining effective internal control over financial reporting and for its assessment of the effectiveness of internal control over financial reporting, included in the accompanying Managements’ Annual Report on Internal Control over Financial Reporting. Our responsibility is to express an opinion on the Company’s internal control over financial reporting based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether effective internal control over financial reporting was maintained in all material respects. Our audit included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and testing and evaluating the design and operating effectiveness of internal control based on the assessed risk. Our audit also included performing such other procedures as we considered necessary in the circumstances. We believe that our audit provides a reasonable basis for our opinion.

A company’s internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. A company’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and directors of the company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

In our opinion, American National Insurance Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2014, based on criteria established in Internal Control – Integrated Framework (1992) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

We also have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the consolidated statements of financial position of American National Insurance Company and subsidiaries as of December 31, 2014 and 2013, and the related consolidated statements of operations, comprehensive income, changes in stockholders’ equity, and cash flows for each of the years in the three-year period ended December 31, 2014, and the related financial statement schedules I-V, and our report dated February 27, 2015 expressed an unqualified opinion on those consolidated financial statements.

/s/ KPMG LLP

Houston, Texas

February 27, 2015

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(In thousands, except for share and per share data)

	December 31,

	2014	2013

ASSETS
Fixed maturity, bonds held-to-maturity, at amortized cost (Fair Value $8,652,913 and $8,823,068)	$8,225,050	$8,491,347
Fixed maturity, bonds available-for-sale, at fair value (Amortized cost $4,694,716 and $4,456,391)	4,921,807	4,599,673
Equity securities, at fair value (Cost $739,384 and $741,080)	1,516,978	1,410,608
Mortgage loans on real estate, net of allowance	3,359,586	3,299,242
Policy loans	405,979	397,407
Investment real estate, net of accumulated depreciation of $193,611 and $211,575	479,062	507,142
Short-term investments	431,000	495,386
Other invested assets	220,255	201,442

Total investments	19,559,717	19,402,247

Cash and cash equivalents	209,455	117,946
Investments in unconsolidated affiliates	319,283	341,012
Accrued investment income	185,943	194,830
Reinsurance recoverables	428,654	414,743
Prepaid reinsurance premiums	56,019	57,869
Premiums due and other receivables	280,587	279,929
Deferred policy acquisition costs	1,253,544	1,277,733
Property and equipment, net	110,794	107,070
Current tax receivable	8,669	18,507
Other assets	137,856	142,043
Separate account assets	1,001,515	970,954

Total assets	$23,552,036	$23,324,883

LIABILITIES
Future policy benefits
Life	$2,770,232	$2,677,213
Annuity	1,006,748	903,437
Accident and health	58,364	71,941
Policyholders’ account balances	10,781,285	11,181,650
Policy and contract claims	1,297,708	1,297,646
Unearned premium reserve	755,051	739,878
Other policyholder funds	344,090	326,885
Liability for retirement benefits	195,712	160,853
Notes payable	108,177	113,849
Deferred tax liabilities, net	290,112	220,428
Other liabilities	498,528	456,818
Separate account liabilities	1,001,515	970,954

Total liabilities	19,107,522	19,121,552

STOCKHOLDERS’ EQUITY
Common stock, $1.00 par value, - Authorized 50,000,000, Issued 30,832,449 and 30,832,449,
Outstanding 26,871,942 and 26,895,188 shares	30,832	30,832
Additional paid-in capital	9,248	4,650
Accumulated other comprehensive income	490,782	413,712
Retained earnings	4,003,209	3,838,821
Treasury stock, at cost	(101,941)	(97,441)

Total American National stockholders’ equity	4,432,130	4,190,574
Noncontrolling interest	12,384	12,757

Total stockholders’ equity	4,444,514	4,203,331

Total liabilities and stockholders’ equity	$23,552,036	$23,324,883

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except for share and per share data)

	Years ended December 31,

	2014	2013	2012

PREMIUMS AND OTHER REVENUE
Premiums
Life	$307,771	$293,173	$281,621
Annuity	190,357	155,162	116,393
Accident and health	216,868	212,931	223,773
Property and casualty	1,100,975	1,074,260	1,082,386
Other policy revenues	224,254	210,224	198,401
Net investment income	932,858	1,016,810	985,398
Net realized investment gains	48,062	124,144	90,725
Other-than-temporary impairments	(6,640)	(4,591)	(22,517)
Other income	36,085	37,097	30,880

Total premiums and other revenues	3,050,590	3,119,210	2,987,060

BENEFITS, LOSSES AND EXPENSES
Policyholder benefits
Life	351,271	345,566	340,003
Annuity	234,173	193,840	156,619
Claims incurred
Accident and health	144,799	139,762	155,825
Property and casualty	745,540	746,636	793,281
Interest credited to policyholders’ account balances	353,492	426,102	416,015
Commissions for acquiring and servicing policies	397,126	371,948	364,911
Other operating expenses	485,865	503,051	455,746
Change in deferred policy acquisition costs	9,578	29,835	32,915

Total benefits, losses and expenses	2,721,844	2,756,740	2,715,315

Income before federal income tax and equity in earnings/losses of unconsolidated affiliates	328,746	362,470	271,745

Less: Provision for federal income taxes
Current	72,327	64,928	52,135
Deferred	19,704	34,713	23,447

Total provision for federal income taxes	92,031	99,641	75,582
Equity in earnings (losses) of unconsolidated affiliates, net of tax	11,969	9,476	(3,905)

Net income	248,684	272,305	192,258
Less: Net income attributable to noncontrolling interest, net of tax	1,491	3,933	1,217

Net income attributable to American National	$247,193	$268,372	$191,041

Amounts available to American National common stockholders
Earnings per share
Basic	$9.22	$10.02	$7.15
Diluted	9.18	9.97	7.11
Cash dividends to common stockholders	3.08	3.08	3.08
Weighted average common shares outstanding	26,802,841	26,791,900	26,714,865
Weighted average common shares outstanding and dilutive potential common shares	26,918,670	26,914,591	26,863,674

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

	Years ended December 31,

	2014	2013	2012

Net income	$248,684	$272,305	$192,258

Other comprehensive income, net of tax
Change in net unrealized gain on securities	110,214	87,095	96,005
Foreign currency transaction and translation adjustments	(954)	(512)	120
Defined pension benefit plan adjustment	(32,190)	85,119	(13,518)

Other comprehensive income, net of tax	77,070	171,702	82,607

Total comprehensive income	325,754	444,007	274,865
Less: Comprehensive income attributable to noncontrolling interest	1,491	3,933	1,217

Total comprehensive income attributable to American National	$324,263	$440,074	$273,648

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

(In thousands, except for per share data)

	Years ended December 31,

	2014	2013	2012

Common Stock
Balance at beginning and end of the period	$30,832	$30,832	$30,832

Additional Paid-In Capital
Balance as of January 1,	4,650	—	—
Reissuance of treasury shares	1,635	3,025	(204)
Income tax effect from restricted stock arrangement	—	80	(747)
Modification of restricted stock	—	—	(7,327)
Amortization of restricted stock	2,963	1,545	10,170
Purchase of ownership interest from noncontrolling interest	—	—	(1,892)

Balance at end of period	9,248	4,650	—

Accumulated Other Comprehensive Income
Balance as of January 1,	413,712	242,010	159,403
Other comprehensive income	77,070	171,702	82,607

Balance at end of the period	490,782	413,712	242,010

Retained Earnings
Balance as of January 1,	3,838,821	3,653,280	3,545,546
Net income attributable to American National	247,193	268,372	191,041
Cash dividends to common stockholders	(82,805)	(82,831)	(82,660)
Modification of restricted stock	—	—	(647)

Balance at end of the period	4,003,209	3,838,821	3,653,280

Treasury Stock
Balance as of January 1,	(97,441)	(98,286)	(98,490)
Reissuance (purchases) of treasury shares	(4,500)	845	204

Balance at end of the period	(101,941)	(97,441)	(98,286)

Noncontrolling Interest
Balance as of January 1,	12,757	11,491	12,947
Contributions	981	483	16
Distributions	(2,845)	(3,150)	(2,988)
Gain attributable to noncontrolling interest	1,491	3,933	1,217
Purchase of ownership interest from noncontrolling interest	—	—	299

Balance at end of the period	12,384	12,757	11,491

Total Stockholders’ Equity	$4,444,514	$4,203,331	$3,839,327

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

	Years ended December 31,

	2014	2013	2012

OPERATING ACTIVITIES
Net income	$248,684	$272,305	$192,258
Adjustments to reconcile net income to net cash provided by operating activities
Realized investment gains	(48,062)	(124,144)	(90,725)
Other-than-temporary impairments	6,640	4,591	22,517
Amortization (accretion) of premiums, discounts and loan origination fees	7,294	6,052	(1,528)
Net capitalized interest on policy loans and mortgage loans	(32,122)	(28,060)	(27,058)
Depreciation	38,414	31,176	36,573
Interest credited to policyholders’ account balances	353,492	426,102	416,015
Charges to policyholders’ account balances	(224,254)	(210,224)	(198,401)
Deferred federal income tax expense	19,704	34,713	23,447
Equity in (earnings) losses of unconsolidated affiliates	(11,969)	(9,476)	3,905
Distributions from equity method investments	5,186	20,718	15,259
Changes in
Policyholder liabilities	206,147	96,435	62,272
Deferred policy acquisition costs	9,578	29,835	32,915
Reinsurance recoverables	(13,911)	4,000	(13,710)
Premiums due and other receivables	(1,184)	3,517	(5,008)
Prepaid reinsurance premiums	1,850	(1,043)	11,959
Accrued investment income	8,887	12,484	6,670
Current tax receivable/payable	9,838	(3,929)	2,572
Liability for retirement benefits	(19,084)	8,763	(13,082)
Other, net	(8,343)	(28,707)	(109)

Net cash provided by operating activities	556,785	545,108	476,741

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	661,125	1,619,721	1,361,673
Available-for-sale securities	910,691	914,813	647,389
Investment real estate	63,030	84,371	—
Mortgage loans	606,738	758,677	401,439
Policy loans	55,542	58,460	57,779
Other invested assets	40,882	13,975	43,874
Disposals of property and equipment	11,269	553	1,530
Distributions from unconsolidated affiliates	41,779	25,055	51,507
Payment for the purchase/origination of
Held-to-maturity securities	(439,422)	(1,087,447)	(1,151,656)
Available-for-sale securities	(1,044,602)	(1,057,004)	(731,875)
Investment real estate	(51,699)	(45,345)	(30,450)
Mortgage loans	(668,073)	(914,740)	(655,341)
Policy loans	(29,093)	(26,623)	(38,067)
Other invested assets	(27,705)	(18,443)	(45,181)
Additions to property and equipment	(31,951)	(25,583)	(30,838)
Contributions to unconsolidated affiliates	(12,560)	(122,512)	(48,961)
Change in short-term investments	64,386	(182,300)	32,244
Other, net	4,331	(1,336)	10,156

Net cash provided by (used in) investing activities	154,668	(5,708)	(124,778)

FINANCING ACTIVITIES
Policyholders’ account deposits	1,002,420	895,227	1,127,962
Policyholders’ account withdrawals	(1,532,023)	(1,484,656)	(1,297,889)
Change in notes payable	(5,672)	(49,535)	104,490
Dividends to stockholders	(82,805)	(82,831)	(82,660)
Payments to noncontrolling interest	(1,864)	(2,667)	(2,972)

Net cash used in financing activities	(619,944)	(724,462)	(151,069)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	91,509	(185,062)	200,894
Beginning of the period	117,946	303,008	102,114

End of period	$209,455	$117,946	$303,008

See accompanying notes to the consolidated financial statements.

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS

American National Insurance Company and its consolidated subsidiaries (collectively “American National”) offer a broad spectrum of insurance products, including individual and group life insurance, annuities, health insurance, and property and casualty insurance. Business is conducted in 50 states, the District of Columbia, Puerto Rico, Guam and American Samoa.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

The consolidated financial statements and notes thereto have been prepared in conformity with U.S. generally accepted accounting principles (“GAAP”) and are reported in U.S. currency. American National consolidates entities that are wholly-owned and those in which American National owns less than 100% but controls, as well as variable interest entities in which American National is the primary beneficiary. Intercompany balances and transactions with consolidated entities have been eliminated. Investments in unconsolidated affiliates are accounted for using the equity method of accounting. Certain amounts in prior years have been reclassified to conform to current year presentation.

The preparation of the consolidated financial statements in conformity with GAAP requires the use of estimates and assumptions that affect the reported consolidated financial statement balances. Actual results could differ from those estimates.

Investments

Investment securities – Bonds classified as held-to-maturity are carried at amortized cost. Bonds classified as available-for-sale are carried at fair value. Equity securities are classified as available-for-sale and carried at fair value. After-tax net unrealized gains or losses on available-for-sale securities are reflected in stockholders’ equity as a component of “Accumulated Other Comprehensive Income” (“AOCI”).

Mortgage loans on real estate are stated at unpaid principal balance, adjusted for any unamortized discount, deferred expenses, and allowances. Accretion of discounts is recorded using the effective yield method. Interest income, prepayment fees and accretion of discounts and origination fees are reported in “Net investment income” in the consolidated statements of operations. Interest income earned on impaired and non-impaired loans is accrued on the principal amount of the loan based on contractual interest rate. However, interest ceases to accrue for loans on which interest is more than 90 days past due, when the collection of interest is not probable or when a loan is in foreclosure. Income on past due loans is reported on a cash basis. When a loan becomes current, it is placed back into accrual status. Cash receipts on impaired loans are recorded as a reduction of principal, interest income, expense reimbursement or other manner in accordance with the loan agreement. Gains and losses from the sale of loans and changes in allowances are reported in “Realized investment gains” in the consolidated statements of operations.

Each mortgage loan is evaluated quarterly and placed in a watchlist if events occur or circumstances exist that could indicate that American National will be unable to collect all amounts due according to the contractual terms. Additionally, loans with estimated collateral value less than their balance and loans with characteristics indicative of higher than normal credit risks are reviewed quarterly. All loans in the watchlist are analyzed individually for impairment. If a loan is concluded to be fully collectible, no loss allowance is recorded. Loans are considered impaired when, based upon current information and events, it is probable that all amounts due under the contractual terms of the loan will be uncollectible. A specific allowance for loan losses is established for the excess carrying value of the loan over either: (i) the present value of expected future cash flows discounted at the loan’s original effective interest rate, or (ii) the estimated fair value of the underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent. Allowances are also established on groups of loans with similar characteristics, such as property types, if based on experience, it is probable that a loss has occurred and the amount of the loss can be reasonably estimated. The allowance is reviewed quarterly to determine if it is adequate, or if a recovery of the asset is assured and the allowance can be reduced.

Management believes the recorded allowance is adequate and is the best estimate of probable loan losses, including losses incurred at the reporting date but not identified by a specific loan. Management’s quarterly evaluation of the allowance is based on historical loan loss experience, known and inherent risks in the portfolio, adverse situations affecting the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. Loans are charged off as uncollectible only when the loan is forgiven by a legal agreement. Prior to charging off a loan, an allowance is recorded based on the estimated recoverable amount. Upon forgiveness, both the allowance and the loan balance are reduced which results in no further gain or loss.

Policy loans are carried at cost, which approximates fair value.

Investment real estate including related improvements, are stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 15 to 50 years). Rental income is recognized on a straight-line basis over the term of the respective lease. American National classifies a property as held-for-sale if it commits to a plan to sell a property within one year and actively markets the property in its current condition for a price that is reasonable in comparison to its estimated fair value. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs, and is not depreciated while it is classified as held-for-sale. American National periodically reviews its investment real estate for impairment and tests properties for recoverability whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable and the carrying value of the property exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, with the impairment loss included in “Realized investment gains (losses)” in the consolidated statements of operations. Impairment losses are based upon the estimated fair value of real estate, which is generally computed using the present value of expected future cash flows from the real estate discounted at a rate commensurate with the underlying risks as well as other appraisal methods. Real estate acquired upon foreclosure is recorded at the lower of its cost, or its estimated fair value at the date of foreclosure.

Real Estate Joint Ventures and Other Limited Partnership Interests—American National uses the equity method of accounting for its investments in real estate joint ventures and other limited partnership interests in which it has more than a minor interest or influence over the investee’s operations, but it does not have a controlling interest and is not the primary beneficiary. These investments are reported as “Investments in unconsolidated affiliates” in the consolidated statements of financial position. For certain joint ventures, American National records its share of earnings using a lag methodology of one to three months for all instances where timely financial information is not available and the contractual right does not exist to receive such financial information. In addition to the investees’ regular impairment analysis of its underlying investments, American National routinely evaluates its investments in those investees for impairments. American National considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether impairment has occurred. When an impairment is deemed to have occurred at the joint venture level, American National recognizes its share within “Equity in earnings (losses) of unconsolidated affiliates” to record the investment at its fair value. When an impairment results from American National’s separate analysis, an adjustment is made through “Net realized investment gains” to record the investment at its fair value.

Short-term investments comprised of commercial paper, are carried at amortized cost, which approximates fair value.

Other invested assets comprised primarily of tax credit partnerships, CAPCO investments and mineral rights, are carried at cost, less allowance for depletion, where applicable. Other invested assets also include equity-indexed options which are carried at fair value. Impairments for other invested assets are considered on an individual basis.

Impairments—American National evaluates all fixed maturity securities with unrealized losses on a quarterly basis to determine if the creditworthiness of any of those securities has deteriorated to a point where its carrying value will not be realized at maturity. For fixed maturity securities where management believes that the carrying value will not be realized, an other-than-temporary impairment (“OTTI”) loss is recorded. At December 31, 2014, the unrealized losses on fixed maturity securities that were not other-than-temporarily impaired were the result of credit spread widening. There were no delinquent coupon payments attributed to these securities at December 31, 2014.

For all fixed maturity securities in unrealized loss positions which American National does not intend to sell and for which it is not more-likely-than-not that it will be required to sell before its anticipated recovery, American National assesses whether the amortized cost basis of securities will be recovered by comparing the net present value of the expected cash flows from those securities with its amortized cost basis. Management estimates the expected cash flows using historical experience information as well as market observable data, such as industry analyst reports and forecasts, sector credit ratings and other data relevant to the collectibility of a security. The net present value of the expected cash flows from fixed maturity securities is calculated by discounting management’s best estimate of expected cash flows from those securities at the effective interest rate implicit in the fixed maturity security when acquired. If the net present value of the expected cash flows is less than the amortized cost of the fixed maturity securities, an OTTI has occurred in the form of a credit loss. The credit loss is recognized in earnings in the amount of excess amortized cost over the net present value of the expected cash flows from the fixed maturity securities. If the fair value of the fixed maturity securities is less than the net present value of its expected cash flows at the impairment measurement date, a non-credit loss exists which is recorded in other comprehensive income (loss) for the difference between the fair value and the net present value of the expected cash flows.

After the recognition of an OTTI, fixed maturity securities are accounted for as if they had been purchased on the OTTI measurement date, with a cost basis equal to their previous amortized cost less the related OTTI losses recognized in earnings. The new cost basis of an other-than-temporarily impaired security is not adjusted for subsequent increases in estimated fair value. Should there be a significant increase in the estimate of cash flows expected to be collected from previously impaired fixed maturity securities, the increase would be accounted for prospectively by accreting it as interest income over its remaining life.

American National evaluates all equity securities in unrealized loss positions on a quarterly basis and recognizes an OTTI loss on those where a market price recovery is not expected in a reasonable period of time. All equity securities with unrealized losses are also evaluated for credit quality. OTTI is recognized if management believes the carrying value of securities will not be realized, regardless of the length of time that they have had an unrealized loss.

Derivative instruments are purchased as hedges of a recognized asset or liability, and are recorded on the consolidated statements of financial position at fair value. The change in fair value of derivative assets and liabilities is reported in the consolidated statements of operations as “Net investment income” and “Interest credited to policyholders’ account balances,” respectively. American National does not apply hedge accounting treatment to its derivative instruments.

Cash and cash equivalents

Cash and cash equivalents include cash on-hand and in banks, as well as amounts invested in money market funds and are reported as “Cash and cash equivalents” in the consolidated statements of financial position.

Property and equipment

These assets consist of buildings occupied by American National, data processing equipment, and furniture and equipment, which are carried at cost, less accumulated depreciation. Depreciation is calculated using straight-line and accelerated methods over the estimated useful lives of the assets (3 to 50 years).

Insurance specific assets and liabilities

Deferred policy acquisition costs (“DAC”) are capitalized costs related directly to the successful acquisition of new or renewal insurance contracts. Significant costs are incurred to acquire insurance and annuity contracts, including commissions and certain underwriting, policy issuance and processing expenses.

DAC on traditional life and health products is amortized with interest over the anticipated premium-paying period of the related policies, in proportion to the ratio of annual premium revenue expected to be received over the life of the policies. Expected premium revenue is estimated by using the same mortality, morbidity and withdrawal assumptions used in computing liabilities for future policy benefits. DAC is reduced by a provision for possible inflation of maintenance and settlement expenses determined by means of grading interest rates.

DAC on universal life, limited-pay and investment-type contracts is amortized as a level percentage of the present value of anticipated gross profits from investment yields, mortality, and surrender charges. The effect of the realization of unrealized gains (losses) on DAC is recognized within AOCI in the consolidated statements of financial position as of the reporting date. A change in interest rates could have a significant impact on DAC calculated for these contracts.

DAC associated with property and casualty business is amortized over the coverage period of the related policies, in relation to premium revenue.

For short-duration and long-duration contracts, DAC is grouped consistent with the manner in which insurance contracts are acquired, serviced and measured for profitability and is reviewed for recoverability based on the profitability of the underlying insurance contracts. Investment income is not anticipated in assessing the recoverability of DAC for short-duration contracts.

Liabilities for future policy benefits for traditional products have been provided on a net level premium method based on estimated investment yields, withdrawals, mortality, and other assumptions that were appropriate at the time policies were issued. Estimates used are based on historical experience, adjusted for possible adverse deviation. These estimates are periodically reviewed and compared with actual experience. When it is determined that future expected experience differs significantly from existing assumptions, the estimates are revised for current and future issues.

Policyholders’ account balances represent the contract value that has accrued to the benefit of the policyholders related to universal-life, limited-pay and investments-type contracts. These are generally equal to the accumulated deposits, plus interest credited, reduced by withdrawals, payouts, and accumulated policyholder assessments.

Reserves for claims and claim adjustment expenses (“CAE”) are established to provide for the estimated costs of paying claims. These reserves include estimates for both case reserves and incurred but not reported (“IBNR”) claim reserves. Case reserves include the liability for reported but unpaid claims. IBNR reserves include a provision for potential development on case reserves, losses on claims currently closed which may reopen in the future, as well as incurred but not reported claims. These reserves also include an estimate of the expense associated with settling claims, including legal and other fees and the general expenses of administering the claims adjustment process.

Reinsurance—Reinsurance recoverables are estimated amounts due to American National from reinsurers related to paid and unpaid ceded claims and CAE and are presented net of a reserve for non-recoverability. Recoveries on our gross ultimate losses are generally determined by a review of individual large claims as well as by estimating the ceded portion of IBNR using assumed distribution of loss by percentage retained. The most significant assumption used is the average size of the individual losses for those claims that have occurred but have not yet been reported. The ultimate amount of the reinsurance ceded recoverable is unknown until all losses are settled.

Premiums, benefits, claims incurred and expenses

Traditional ordinary life and health—Life and accident and health premiums are recognized as revenue when due. Benefits and expenses are associated with earned premiums to result in recognition of profits over the term of the insurance contracts.

Annuities—Premiums received on limited-pay and supplemental annuity contracts involving a significant life contingency are recognized as revenue when due. Deferred annuity premiums are recorded as deposits rather than recognized as revenue. Revenues from deferred annuity contracts are principally surrender charges and, in the case of variable annuities, administrative fees assessed to contractholders.

Universal life and single premium whole life revenues represent amounts assessed to policyholders. Included in revenue are mortality charges, surrender charges actually paid and earned policy service fees. Amounts included in expenses are benefits in excess of account balances returned to policyholders.

Property and casualty premiums are recognized as revenue proportionately over the contract period, net of reinsurance ceded. Claims incurred consist of actual claims and CAE paid and the change in reserves, net of reinsurance received and recoverable.

Participating insurance policies

Participating business comprised approximately 7.4% of the life insurance in-force at December 31, 2014 and 4.9% of life premiums in 2014. Of the total participating business, 77.7% was written by Farm Family Life Insurance Company (“Farm Family Life”). For the participating business excluding Farm Family Life, the allocation of dividends to participating policyowners is based upon a comparison of experienced rates of mortality, interest and expenses, as determined periodically for representative plans of insurance, issue ages and policy durations, with the corresponding rates assumed in the calculation of premiums.

For the Farm Family Life participating business, profits earned on participating business are reserved for the payment of dividends to policyholders, except for the stockholders’ share of profits on participating policies, which is limited to the greater of 10% of the profit on participating business, or 50 cents per thousand dollars of the face amount of participating life insurance in-force. Participating policyholders’ interest includes the accumulated net income from participating policies reserved for payment to such policyholders in the form of dividends (less net income allocated to stockholders as indicated above) as well as a pro rata portion of unrealized investment gains (losses), net of tax.

Federal income taxes

American National Insurance Company and its eligible subsidiaries file a consolidated life and non-life federal income tax return. Certain subsidiaries that are consolidated for financial reporting are not eligible to be included in the consolidated federal income tax return; accordingly, they file separate returns.

Deferred federal income tax assets and liabilities have been recognized to reflect the future tax consequences attributable to differences between the financial statement amounts of assets and liabilities and their respective tax bases. Deferred taxes are measured using enacted tax rates expected to apply in the years in which those temporary differences are expected to be recovered or settled.

American National recognizes tax benefits on uncertain tax positions if it is “more-likely-than-not” the position based on its technical merits will be sustained by taxing authorities. American National recognizes the largest benefit that is greater than 50% likely of being ultimately realized upon settlement. Tax benefits not meeting the “more-likely-than-not” threshold, if applicable, are included with “Other liabilities” in the consolidated statements of financial position.

Interest and penalties assessed, if applicable, are classified as “Other operating expenses” in the consolidated statements of operations.

Pension and postretirement benefit plans

Pension and postretirement benefit obligations and costs are calculated using concepts in accordance with GAAP. The discount rate and the expected return on plan assets are important elements of expense and/or liability measurement, and these key assumptions are evaluated annually. Other assumptions involve demographic factors such as retirement age, mortality, turnover and compensation.

American National uses a discount rate to determine the present value of future benefits on the measurement date. The guideline for setting this rate is a high-quality long-term corporate bond rate. To determine the expected long-term rate of return on plan assets, a building-block method is used. The expected rate of return on each asset is broken down into three components: inflation, the real risk-free rate of return (i.e., the long-term estimate of future returns on default-free U.S. government securities), and the risk premium for each asset class (i.e., the expected return in excess of the risk-free rate). Using this approach, the calculated return will fluctuate from year to year; however, it is American National’s policy to hold this long-term assumption relatively constant.

Stock-based compensation

Stock Appreciation Rights—The measurement of the stock appreciation rights (“SARs”) liability and compensation cost is based on the fair value of the grants and are remeasured each reporting period through the settlement date. The fair value of the SAR’s is calculated using the Black-Scholes-Merton option-pricing model. The key assumptions used in the model include: the grant date and remeasurement date stock prices, expected life of the SARs and the risk-free rate of return. The compensation liability related to the SAR award is included in “Other liabilities” in the consolidated statements of financial position.

Restricted Stock—The measurement of the equity and compensation cost of restricted stock (“RS”) is based on the fair value of the underlying stock at grant date. The compensation cost accrued is included in “Additional paid-in capital” in the consolidated statements of financial position.

Restricted Stock Units—Effective December 31, 2012, American National’s Board Compensation Committee modified the settlement provision within the outstanding restricted stock units (“RSU”) providing the recipients of the awards the option to settle vested RSUs in either cash or American National common stock. The modification in the settlement provision changed the RSU classification from an equity to a liability award. After the modification, the liability has been remeasured each reporting period through the vesting date and is adjusted for changes in fair value. The compensation liability related to the RSUs is included in “Other Liabilities” in the consolidated statements of financial position.

Separate account assets and liabilities

Separate account assets and liabilities are funds intended to meet the investment objectives of contract holders who bear the investment risk. Investment income and investment gains and losses from these separate funds accrue to the benefit of the contract holders. Separate accounts are established in conformity with insurance laws and are not chargeable with liabilities that arise from any other business of American National. American National reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from American National’s general account liabilities; (iii) investments are directed by the contract holder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contract holder. The assets of these accounts are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses in the consolidated financial statements.

Litigation contingencies

American National reviews existing litigation matters and potential litigation items with counsel quarterly to determine if any adjustments to liabilities for possible losses are necessary. Reserves for losses are established whenever they are probable and estimable based on the best estimate of the probable loss. If no one estimate within the range of possible losses is more probable than any other, a reserve is recorded based on the lowest amount of the range.

3. RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

Adoption of New Accounting Standards—The Financial Accounting Standards Board (“FASB”) issued the following accounting guidance relevant to American National:

Amended guidance for the recognition, measurement, and disclosure of obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date. The guidance requires the entity to measure obligations resulting from joint and several liability arrangements as the sum of the amount the reporting entity agreed with co-obligors to pay and any additional amounts it expects to pay on behalf of one or more co-obligors. The guidance became effective for American National on January 1, 2014 and did not have a material effect on the Company’s financial statements.

Future Adoption of New Accounting Standards—The FASB issued the following accounting guidance relevant to American National:

Guidance that allows investors to elect the use of proportional amortization method to account for investments in qualified affordable housing projects, if certain conditions are met. The new guidance replaces the effective yield method and allows an investor to amortize the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance requires new disclosure for all investors for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance is effective for reporting periods beginning after December 15, 2014 and is to be applied retrospectively. The impact of the adoption is not expected to be material to the Company’s financial statements.

Guidance that will supersede most existing revenue recognition requirements in U.S. Generally Accepted Accounting Principles. Insurance contracts are excluded from the scope of the new guidance. For those contracts which are impacted by the new guidance, the transaction price is attributed to the underlying performance obligations in the contract and revenue is recognized as the entity satisfies the performance obligations and transfers control of a good or service to the customer. The guidance is effective for reporting periods beginning after December 15, 2016 and is to be applied retrospectively. Early adoption is not permitted. The Company is in the process of evaluating the impact of adoption, which is not expected to be material to the Company’s financial statements.

4. INVESTMENTS IN SECURITIES

The cost or amortized cost and fair value of investments in securities are shown below (in thousands):

	December 31, 2014
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$323,053	$26,800	$(93)	$349,760
Foreign governments	29,130	1,293	—	30,423
Corporate debt securities	7,517,195	424,845	(47,315)	7,894,725
Residential mortgage-backed securities	336,853	22,317	(1,535)	357,635
Collateralized debt securities	2,232	238	—	2,470
Other debt securities	16,587	1,313	—	17,900

Total bonds held-to-maturity	8,225,050	476,806	(48,943)	8,652,913

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	22,415	825	(7)	23,233
U.S. states and political subdivisions	802,846	36,151	(1,381)	837,616
Foreign governments	5,000	2,021	—	7,021
Corporate debt securities	3,812,771	203,048	(15,770)	4,000,049
Residential mortgage-backed securities	40,988	1,903	(492)	42,399
Collateralized debt securities	10,696	863	(70)	11,489

Total bonds available-for-sale	4,694,716	244,811	(17,720)	4,921,807

Equity securities
Common stock	719,651	774,650	(7,176)	1,487,125
Preferred stock	19,733	10,121	(1)	29,853

Total equity securities	739,384	784,771	(7,177)	1,516,978

Total investments in securities	$13,659,150	$1,506,388	$(73,840)	$15,091,698

	December 31, 2013
	Cost or Amortized Cost	Gross Unrealized Gains	Gross Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$1,738	$6	$—	$1,744
U.S. states and political subdivisions	346,240	16,945	(529)	362,656
Foreign governments	29,099	2,505	—	31,604
Corporate debt securities	7,700,559	410,232	(116,900)	7,993,891
Residential mortgage-backed securities	400,619	20,711	(2,647)	418,683
Collateralized debt securities	2,366	225	—	2,591
Other debt securities	10,726	1,173	—	11,899

Total bonds held-to-maturity	8,491,347	451,797	(120,076)	8,823,068

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	21,751	725	—	22,476
U.S. states and political subdivisions	630,199	22,118	(13,756)	638,561
Foreign governments	5,000	1,649	—	6,649
Corporate debt securities	3,689,349	171,717	(54,033)	3,807,033
Residential mortgage-backed securities	61,135	2,940	(1,068)	63,007
Commercial mortgage-backed securities	18,223	11,037	—	29,260
Collateralized debt securities	13,884	1,320	(18)	15,186
Other debt securities	16,850	679	(28)	17,501

Total bonds available-for-sale	4,456,391	212,185	(68,903)	4,599,673

Equity securities
Common stock	717,390	653,967	(2,362)	1,368,995
Preferred stock	23,690	18,301	(378)	41,613

Total equity securities	741,080	672,268	(2,740)	1,410,608

Total investments in securities	$13,688,818	$1,336,250	$(191,719)	$14,833,349

The amortized cost at fair value, by contractual maturity, of fixed maturity securities are shown below (in thousands):

	December 31, 2014
	Bonds Held-to-Maturity		Bonds Available-for-Sale
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Due in one year or less	$954,054	$972,392	$342,205	$350,721
Due after one year through five years	1,941,258	2,133,254	764,985	832,529
Due after five years through ten years	4,919,595	5,111,697	3,065,589	3,196,339
Due after ten years	404,293	430,582	516,937	537,231
Without single maturity date	5,850	4,988	5,000	4,987

Total	$8,225,050	$8,652,913	$4,694,716	$4,921,807

Actual maturities differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Residential and commercial mortgage-backed securities, which are not due at a single maturity, have been allocated to their respective categories based on the year of final contractual maturity.

Proceeds from sales of available-for-sale securities, with the related gross realized gains and losses, are shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Proceeds from sales of available-for-sale securities	$184,918	$228,159	$221,686
Gross realized gains	38,301	43,263	52,998
Gross realized losses	(3,635)	(3,413)	(2,009)

All gains and losses for securities sold throughout the year were determined using specific identification of the securities sold. During 2014 and 2013, bonds with a carrying value of $44,781,000 and $13,492,000, respectively, were transferred from held-to-maturity to available-for-sale after a significant deterioration in the issuers’ creditworthiness became evident. An unrealized gain of $1,301,000 and loss of $236,000 were established at the time of the transfers in 2014 and 2013, respectively following the transfers at fair value.

In accordance with various regulations, American National had bonds on deposit with regulating authorities with a carrying value of $51,767,000 and $50,471,000 at December 31, 2014 and 2013, respectively. In addition, American National has pledged bonds in connection with agreements and transactions, such as financing and reinsurance agreements. The carrying value of bonds pledged was $65,331,000 and $68,125,000 at December 31, 2014 and 2013, respectively.

Change in net unrealized gains (losses) on securities

The components of the change in net unrealized gains (losses) on securities are shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Bonds available-for-sale	$83,809	$(205,827)	$103,112
Equity securities	108,066	282,668	91,459

Change in net unrealized gains (losses) on securities during the year	191,875	76,841	194,571
Adjustments for
Deferred policy acquisition costs	(14,611)	59,893	(40,103)
Participating policyholders’ interest	(9,046)	(2,300)	(6,772)
Deferred federal income tax benefit (expense)	(58,004)	(47,339)	(51,691)

Change in net unrealized gains (losses) on securities, net of tax	$110,214	$87,095	$96,005

The gross unrealized losses and fair value of the investment securities, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are shown below (in thousands):

	December 31, 2014
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(37)	$3,388	$(56)	$2,465	$(93)	$5,853
Corporate debt securities	(20,575)	523,766	(26,740)	662,362	(47,315)	1,186,128
Residential mortgage-backed securities	(232)	12,186	(1,303)	31,163	(1,535)	43,349

Total bonds held-to-maturity	(20,844)	539,340	(28,099)	695,990	(48,943)	1,235,330

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	(7)	14,552	—	—	(7)	14,552
U.S. states and political subdivisions	(166)	27,719	(1,215)	78,851	(1,381)	106,570
Corporate debt securities	(8,852)	384,451	(6,918)	288,808	(15,770)	673,259
Residential mortgage-backed securities	(170)	9,386	(322)	14,042	(492)	23,428
Collateralized debt securities	(63)	2,033	(7)	339	(70)	2,372

Total bonds available-for-sale	(9,258)	438,141	(8,462)	382,040	(17,720)	820,181

Equity securities
Common stock	(7,176)	43,907	—	—	(7,176)	43,907
Preferred stock	(1)	—	—	—	(1)	—

Total equity securities	(7,177)	43,907	—	—	(7,177)	43,907

Total	$(37,279)	$1,021,388	$(36,561)	$1,078,030	$(73,840)	$2,099,418

	December 31, 2013
	Less than 12 months		12 Months or more		Total
	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value	Unrealized (Losses)	Fair Value
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$(529)	$22,430	$—	$—	$(529)	$22,430
Corporate debt securities	(104,308)	1,916,758	(12,592)	109,603	(116,900)	2,026,361
Residential mortgage-backed securities	(1,718)	31,715	(929)	13,514	(2,647)	45,229

Total bonds held-to-maturity	(106,555)	1,970,903	(13,521)	123,117	(120,076)	2,094,020

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	—	725	—	—	—	725
U.S. states and political subdivisions	(13,271)	168,093	(485)	2,905	(13,756)	170,998
Corporate debt securities	(49,198)	1,083,677	(4,835)	92,004	(54,033)	1,175,681
Residential mortgage-backed securities	(978)	16,835	(90)	1,872	(1,068)	18,707
Collateralized debt securities	(3)	205	(15)	587	(18)	792
Other debt securities	(28)	10,027	—	—	(28)	10,027

Total bonds available-for-sale	(63,478)	1,279,562	(5,425)	97,368	(68,903)	1,376,930

Equity securities
Common stock	(2,362)	29,978	—	—	(2,362)	29,978
Preferred stock	(378)	6,123	—	—	(378)	6,123

Total equity securities	(2,740)	36,101	—	—	(2,740)	36,101

Total	$(172,773)	$3,286,566	$(18,946)	$220,485	$(191,719)	$3,507,051

As of December 31, 2014, the securities with unrealized losses were not deemed to be other-than-temporarily impaired, including those with the duration of the unrealized losses exceeding one year. American National has the ability and intent to hold those securities until a market price recovery or maturity. Further, it is not more-likely-than-not that American National will be required to sell them prior to recovery, and recovery is expected in a reasonable period of time. It is possible an issuer’s financial circumstances may be different in the future, which may lead to a different impairment conclusion in future periods.

Credit Risk Management

Bonds distributed by credit quality rating, using both S&P and Moody’s ratings, are shown below:

	December 31,
	2014	2013
AAA	5.0%	4.9%
AA	12.8	11.3
A	39.4	40.7
BBB	39.5	39.2
BB and below	3.3	3.9

Total	100.0%	100.0%

Equity securities by market sector distribution are shown below:

	December 31,
	2014	2013
Consumer goods	20.4%	19.8%
Energy and utilities	13.3	15.0
Financials	19.1	19.3
Healthcare	14.0	12.7
Industrials	8.4	9.0
Information technology	16.2	15.7
Other	8.6	8.5

Total	100.0%	100.0%

5. MORTGAGE LOANS

Generally, commercial mortgage loans are secured by first liens on income-producing real estate. American National attempts to maintain a diversified portfolio by considering the property-type and location of the underlying collateral. Mortgage loans by property-type and geographic distribution are as follows:

	December 31,
	2014	2013
Hotel and motel	10.8%	10.0%
Industrial	20.9	24.9
Office	36.1	34.0
Retail	18.1	19.6
Other	14.1	11.5

Total	100.0%	100.0%

	December 31,
	2014	2013
East North Central	19.4%	19.3%
East South Central	5.0	6.8
Mountain	11.0	10.0
Pacific	10.8	12.3
South Atlantic	21.9	19.6
West South Central	24.9	26.4
Other	7.0	5.6

Total	100.0%	100.0%

During 2014, American National foreclosed on no loans, and during 2013, foreclosed on one loan with a recorded investment of $5,600,000. American National sold no commercial loans in 2014, and sold one commercial loan with a recorded investment of $23,304,000 resulting in a realized gain of $115,000 in 2013.

Credit Quality

Commercial mortgage loans placed on nonaccrual status are shown below (in thousands):

	December 31,
	2014	2013
Office	$19,327	$—
Industrial	—	2,739

The credit quality of the mortgage loan portfolio is assessed by evaluating the credit risk of each borrower. A loan is classified as performing or non-performing based on whether all of the contractual terms of the loan have been met.

The age analysis of past due commercial mortgage loans is shown below (in thousands):

	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days	Total Past Due	Current	Total Mortgage Loans
December 31, 2014
Industrial	$—	$—	$—	$—	$702,541	$702,541
Office	—	—	19,327	19,327	1,201,833	1,221,160
Retail	—	—	—	—	615,813	615,813
Other	—	—	—	—	837,932	837,932

Total	$—	$—	$19,327	$19,327	$3,358,119	3,377,446

Allowance for loan losses						17,860

Mortgage loans on real estate, net of allowance						$3,359,586

December 31, 2013
Industrial	$—	$—	$2,739	$2,739	$821,741	$824,480
Office	—	—	—	—	1,124,818	1,124,818
Retail	—	—	—	—	651,236	651,236
Other	—	—	—	—	710,889	710,889

Total	$—	$—	$2,739	$2,739	$3,308,684	$3,311,423

Allowance for loan losses						12,181

Mortgage loans on real estate, net of allowance						$3,299,242

Total mortgage loans are net of unamortized discounts of $658,000 and $852,000 and unamortized origination fees of $15,659,000 and $15,709,000 at December 31, 2014 and 2013, respectively. No unearned income is included in these amounts.

Allowance for Credit Losses

Loans not evaluated individually for collectibility are segregated by property-type and location, and allowance factors are applied. These factors are developed annually and reviewed quarterly based on our historical loss experience adjusted for the expected trend in the rate of foreclosure losses. Allowance factors are higher for loans of certain property types and in certain regions based on loss experience or a blended historical loss factor.

The change in allowance for credit losses in commercial mortgage loans is shown below (in thousands):

	Collectively Evaluated for Impairment	Individually Evaluated for Impairment	Total
Balance at December 31, 2011	$10,828	$493	$11,321

Change Due to Factor Development	—	(2,277)	(2,277)
Change in allowance	691	2,277	2,968

Balance at December 31, 2012	11,519	493	12,012

Change in allowance	169	—	169

Balance at December 31, 2013	11,688	493	12,181

Change Due to Factor Development	127	—	127
Change in allowance	462	5,090	5,552

Balance at December 31, 2014	$12,277	$5,583	$17,860

At December 31, 2014 and 2013, the recorded investment for loans collectively evaluated for impairment was $3,321,241,000 and $3,294,236,000, respectively, and the recorded investment for loans individually evaluated for impairment was $56,205,000 and $17,188,000, respectively.

Loans individually evaluated for impairment with and without an allowance are shown below (in thousands):

	Years ended December 31,
	2014		2013		2012
	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized	Average Recorded Investment	Interest Income Recognized
With an allowance recorded
Office	$29,371	$2,203	$—	$—	$—	$—
Retail	—	—	493	—	493	—

Total	$29,371	$2,203	$493	$—	$493	$—

Without an allowance recorded
Office	$27,019	$1,728	$12,444	$809	$36,710	$2,452
Industrial	2,721	146	2,773	180	—	—
Retail	—	—	1,673	103	17,329	1,129
Other	—	—	—	—	55,551	3,758

Total	$29,740	$1,874	$16,890	$1,092	$109,590	$7,339

	December 31,
	2014		2013
	Recorded Investment	Unpaid Principal Balance	Recorded Investment	Unpaid Principal Balance
With an allowance recorded
Office	$26,563	$31,653	$—	$—
Retail	—	493	493	493

Total (related allowance of $5,090 and $493)	$26,563	$32,146	$493	$493

Without an allowance recorded
Office	$26,941	$26,941	$12,377	$12,377
Industrial	2,702	2,702	2,739	2,739
Retail	—	—	1,579	1,579

Total	$29,643	$29,643	$16,695	$16,695

Troubled Debt Restructurings

American National has granted concessions to mortgage loan borrowers related to their ability to pay the loans which are classified as troubled debt restructurings. Concessions are generally one of, or a combination of, a delay in payment of principal or interest, a reduction of the contractual interest rate or an extension of the maturity date. American National considers the amount, timing and extent of concessions in determining any impairment or changes in the specific allowance for loan losses recorded in connection with a troubled debt restructuring. The carrying value after specific allowance, before and after modification in a troubled debt restructuring, may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment.

The number of mortgage loans and recorded investment in troubled debt restructuring are as follows:

	Years ended December 31,
	2014			2013
	Number of contracts	Recorded investment pre- modification	Recorded investment post modification	Number of contracts	Recorded investment pre- modification	Recorded investment post modification
Industrial	—	$—	$—	1	$2,739	$2,739
Office	1	6,432	6,432	1	6,432	6,432
Retail	—	—	—	—	—	—

Total	1	$6,432	$6,432	2	$9,171	$9,171

There are no commitments to lend additional funds to debtors whose loans have been modified in troubled debt restructuring, and there have been no defaults on modified loans during the periods presented.

6. INVESTMENT REAL ESTATE

Investment real estate by property-type and geographic distribution are as follows:

	December 31,
	2014	2013
Industrial	13.0%	12.3%
Office	25.0	23.1
Retail	44.1	43.4
Other	17.9	21.2

Total	100.0%	100.0%

	December 31,
	2014	2013
East North Central	4.5%	7.8%
East South Central	4.6	5.4
Mountain	9.6	6.0
Pacific	7.1	5.5
South Atlantic	12.2	13.4
West South Central	55.6	59.0
Other	6.4	2.9

Total	100.0%	100.0%

American National and its wholly-owned subsidiaries regularly invest in real estate partnerships and joint ventures. American National frequently participates in the design of these entities with the sponsor, but in most cases, its involvement is limited to financing. Through analysis performed by American National, some of these partnerships and joint ventures have been determined to be variable interest entities (“VIEs”). In certain instances, in addition to an economic interest in the entity, American National holds the power to direct the most significant activities of the entity and is deemed the primary beneficiary or consolidator of the entity. The assets of the consolidated VIEs are restricted and must first be used to settle their liabilities. Creditors or beneficial interest holders of these VIEs have no recourse to the general credit of American National, as American National’s obligation is limited to the amount of its committed investment. American National has not provided financial or other support to the VIEs in the form of liquidity arrangements, guarantees, or other commitments to third parties that may affect the fair value or risk of its variable interest in the VIEs in 2014 or 2013.

The assets and liabilities relating to the VIEs included in the consolidated financial statements are as follows (in thousands):

	December 31,
	2014	2013
Investment real estate	$140,032	$123,624
Short-term investments	1	—
Cash and cash equivalents	2,495	2,154
Accrued investment income	683	2,197
Other receivables	7,999	8,488
Other assets	8,483	6,016

Total assets of consolidated VIEs	$159,693	$142,479

Notes payable	$108,177	$113,849
Other liabilities	8,954	6,680

Total liabilities of consolidated VIEs	$117,131	$120,529

The notes payable in the consolidated statements of financial position pertain to the borrowings of the consolidated VIEs. The liability of American National Insurance Company relating to notes payable of the consolidated VIEs is limited to the amount of its direct or indirect investment in the respective ventures, which totaled $15,016,000 and $12,782,000 at December 31, 2014 and 2013, respectively. The current portion of notes payable was $0 and $3,199,000 at December 31, 2014 and 2013, respectively. The total long-term portion of notes payable consists of three notes with the following interest rates: 4.0%, and adjusted LIBOR plus LIBOR margin. Of the long-term notes payable, $9,375,000 will mature in 2016, with the remainder maturing beyond 5 years.

For other VIEs in which American National is a partner, it is not the primary beneficiary and these entities were not consolidated, as the major decisions that most significantly impact the economic activities of the VIE require unanimous consent of all partners. The following table presents the carrying amount and maximum exposure to loss relating to unconsolidated VIEs (in thousands):

	December 31,
	2014		2013
	Carrying Amount	Maximum Exposure to Loss	Carrying Amount	Maximum Exposure to Loss
Investment in unconsolidated affiliates	$157,620	$157,620	$195,794	$195,794
Mortgage loans	172,408	172,408	101,648	101,648
Accrued investment income	721	721	454	454

As of December 31, 2014, a real estate investment with a carrying value of $4,041,000 was classified as held for sale.

7. DERIVATIVE INSTRUMENTS

American National purchases over-the-counter equity-indexed options as economic hedges against fluctuations in the equity markets to which equity-indexed products are exposed. Equity-indexed contracts include a fixed host universal-life insurance or annuity contract and an equity-indexed embedded derivative. The detail of derivative instruments is shown below (in thousands, except number of instruments):

		December 31,
Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Financial Position	2014			2013
		Number of Instruments	Notional Amounts	Estimated Fair Value	Number of Instruments	Notional Amounts	Estimated Fair Value
Equity-indexed options	Other invested assets	436	$1,095,300	$189,449	394	$951,400	$164,753
Equity-indexed embedded derivative	Policyholders’ account balances	42,287	961,300	208,187	33,579	819,200	148,435

Derivatives Not Designated as Hedging Instruments	Location in the Consolidated Statements of Operations	Gains (Losses) Recognized in Income on Derivatives
		Years ended December 31,
		2014	2013	2012
Equity-indexed options	Net investment income	$52,071	$83,307	$18,931
Equity-indexed embedded derivative	Interest credited to policyholders’ account balances	(32,071)	(67,177)	(13,528)

8. NET INVESTMENT INCOME AND REALIZED INVESTMENT GAINS

Net investment income is shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Bonds	$596,013	$631,561	$680,552
Equity securities	35,324	30,668	29,085
Mortgage loans	204,499	221,773	205,067
Real estate	10,823	11,504	14,041
Options	52,071	83,307	18,931
Other invested assets	34,128	37,997	37,722

Total	$932,858	$1,016,810	$985,398

Realized investment gains (losses) are shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Bonds	$25,580	$25,577	$41,817
Equity securities	22,089	35,322	35,047
Mortgage loans	(5,679)	834	(361)
Real estate	7,035	62,531	13,049
Other invested assets	(963)	(120)	1,173

Total	$48,062	$124,144	$90,725

Other-temporary-impairment losses are shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Bonds	$(41)	$—	$(12,658)
Equity securities	(6,599)	(4,591)	(9,859)

Total	$(6,640)	$(4,591)	$(22,517)

9. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying amount and fair value of financial instruments are shown below (in thousands):

	December 31,
	2014		2013
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets
Fixed maturity securities, bonds held-to-maturity	$8,225,050	$8,652,913	$8,491,347	$8,823,068
Fixed maturity securities, bonds available-for-sale	4,921,807	4,921,807	4,599,673	4,599,673
Equity securities	1,516,978	1,516,978	1,410,608	1,410,608
Equity-indexed options	189,449	189,449	164,753	164,753
Mortgage loans on real estate, net of allowance	3,359,586	3,618,944	3,299,242	3,470,663
Policy loans	405,979	405,979	397,407	397,407
Short-term investments	431,000	431,000	495,386	495,386
Separate account assets	1,001,515	1,001,515	970,954	970,954

Total financial assets	$20,051,364	$20,738,585	$19,829,370	$20,332,512

Financial liabilities
Investment contracts	$8,894,747	$8,894,747	$9,423,122	$9,423,122
Embedded derivative liability for equity-indexed contracts	208,187	208,187	148,435	148,435
Notes payable	108,177	108,177	113,849	113,849
Separate account liabilities	1,001,515	1,001,515	970,954	970,954

Total financial liabilities	$10,212,626	$10,212,626	$10,656,360	$10,656,360

Summary

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability. A fair value hierarchy is used to determine fair value based on a hypothetical transaction at the measurement date from the perspective of a market participant. American National has evaluated the types of securities in its investment portfolio to determine an appropriate hierarchy level based upon trading activity and the observability of market inputs. The classification of assets or liabilities within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are defined as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2	Quoted prices in markets that are not active or inputs that are observable directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities other than quoted prices in Level 1; quoted prices in markets that are not active; or other inputs that are observable or can be derived principally from or corroborated by observable market data for substantially the full term of the assets or liabilities.

Level 3	Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Unobservable inputs reflect American National’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. Level 3 assets and liabilities include financial instruments whose values are determined using pricing models and third-party evaluation, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

Fixed Maturity Securities and Equity Options—American National utilizes a pricing service to estimate fair value measurements. The estimates of fair value for most fixed maturity securities, including municipal bonds, provided by the pricing service are disclosed as Level 2 measurements as the estimates are based on observable market information rather than market quotes.

The pricing service utilizes market quotations for fixed maturity securities that have quoted prices in active markets. Since fixed maturity securities generally do not trade on a daily basis, the pricing service prepares estimates of fair value measurements for these securities using its proprietary pricing applications, which include available relevant market information, benchmark curves, benchmarking of like securities, sector groupings and matrix pricing. Additionally, an option adjusted spread model is used to develop prepayment and interest rate scenarios.

The pricing service evaluates each asset class based on relevant market information, credit information, perceived market movements and sector news. The market inputs utilized in the pricing evaluation, listed in the approximate order of priority, include: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers, reference data, and economic events. The extent of the use of each market input depends on the asset class and the market conditions. Depending on the security, the priority of the use of inputs may change or some market inputs may not be relevant. For some securities, additional inputs may be necessary.

American National has reviewed the inputs and methodology used and the techniques applied by the pricing service to produce quotes that represent the fair value of a specific security. The review confirms that the pricing service is utilizing information from observable transactions or a technique that represents a market participant’s assumptions. American National does not adjust quotes received from the pricing service. The pricing service utilized by American National has indicated that they will only produce an estimate of fair value if there is objectively verifiable information available.

American National holds a small amount of private placement debt and fixed maturity securities that have characteristics that make them unsuitable for matrix pricing. For these securities, a quote from an independent broker (typically a market maker) is obtained. Due to the disclaimers on the quotes that indicate that the price is indicative only, American National includes these fair value estimates in Level 3.

For securities priced using a quote from an independent broker, such as the equity options and certain fixed maturity securities, American National uses a market-based fair value analysis to validate the reasonableness of prices received from an independent broker. Price variances above a certain threshold are analyzed further to determine if any pricing issue exists. This analysis is performed quarterly.

Equity Securities—For publicly-traded equity securities, prices are received from a nationally recognized pricing service that are based on observable market transactions, and these securities are classified as Level 1 measurements. For certain preferred stock, current market quotes in active markets are unavailable. In these instances, an estimate of fair value is received from the pricing service. The service utilizes similar methodologies to price preferred stocks as it does for fixed maturity securities. These estimates are disclosed as Level 2 measurements. American National tests the accuracy of the information provided by reference to other services regularly.

Mortgage Loans—The fair value of mortgage loans is estimated using discounted cash flow analyses on a loan by loan basis by applying a discount rate to expected cash flows from future installment and balloon payments. The discount rate takes into account general market trends and specific credit risk trends for the individual loan. Factors used to arrive at the discount rate include inputs from spreads based on U.S. Treasury notes and the loan’s credit quality, region, property type, lien priority, payment type and current status.

Embedded Derivative—The embedded derivative liability for equity-indexed contracts is measured at fair value and is recalculated each reporting period using equity option pricing models. To validate the assumptions used to price the embedded derivative liability, American National measures and compares embedded derivative returns against the returns of equity options held to hedge the liability cash flows.

The significant unobservable input used to calculate the fair value of the embedded derivatives is equity option implied volatility. An increase in implied volatility will result in an increase in the value of the equity-indexed embedded derivatives, all other things being equal. At December 31, 2014 and 2013, the one year implied volatility used to estimate embedded derivative value was 17.3% and 15.0%, respectively.

Other Financial Instruments—Other financial instruments classified as Level 3 measurements, as there is little or no market activity, are as follows:

Policy loans—The carrying value of policy loans is the outstanding balance plus any accrued interest. Due to the collateralized nature of policy loans that it cannot be separated from the policy contract and the unpredictable timing of repayments and that settlement is at outstanding value, American National believes the carrying value of policy loans approximates fair value.

Investment contracts—The carrying value of investment contracts is equivalent to the accrued account balance. The accrued account balance consists of deposits, net of withdrawals, plus or minus interest credited, fees and charges assessed and other adjustments. American National believes that the carrying value of investment contracts approximates fair value because the majority of these contracts’ interest rates reset to current rates offered at anniversary.

Notes payable—Notes payable are carried at outstanding principal balance. The carrying value of the notes payable approximates fair value because the underlying interest rates approximate market rates at the balance sheet date.

Quantitative Disclosures

The fair value hierarchy measurements of the financial instruments are shown below (in thousands):

	Fair Value Measurement as of December 31, 2014
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. states and political subdivisions	$349,760	$—	$349,760	$—
Foreign governments	30,423	—	30,423	—
Corporate debt securities	7,894,725	—	7,833,564	61,161
Residential mortgage-backed securities	357,635	—	356,670	965
Collateralized debt securities	2,470	—	—	2,470
Other debt securities	17,900	—	12,975	4,925

Total bonds held-to-maturity	8,652,913	—	8,583,392	69,521

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	23,233	—	23,233	—
U.S. states and political subdivisions	837,616	—	835,106	2,510
Foreign governments	7,021	—	7,021	—
Corporate debt securities	4,000,049	—	3,941,925	58,124
Residential mortgage-backed securities	42,399	—	40,473	1,926
Collateralized debt securities	11,489	—	9,616	1,873

Total bonds available-for-sale	4,921,807	—	4,857,374	64,433

Equity securities
Common stock	1,487,125	1,487,125	—	—
Preferred stock	29,853	29,853	—	—

Total equity securities	1,516,978	1,516,978	—	—

Options	189,449	—	—	189,449
Mortgage loans on real estate	3,618,944	—	3,618,944	—
Policy loans	405,979	—	—	405,979
Short-term investments	431,000	—	431,000	—
Separate account assets	1,001,515	—	1,001,515	—

Total financial assets	$20,738,585	$1,516,978	$18,492,225	$729,382

Financial liabilities
Investment contracts	$8,894,747	$—	$—	$8,894,747
Embedded derivative liability for equity-indexed contracts	208,187	—	—	208,187
Notes payable	108,177	—	—	108,177
Separate account liabilities	1,001,515	—	1,001,515	—

Total financial liabilities	$10,212,626	$—	$1,001,515	$9,211,111

	Fair Value Measurement as of December 31, 2013
	Total Fair Value	Level 1	Level 2	Level 3
Financial assets
Fixed maturity securities, bonds held-to-maturity
U.S. treasury and government	$1,743	$—	$1,743	$—
U.S. states and political subdivisions	362,657	—	362,657	—
Foreign governments	31,605	—	31,605	—
Corporate debt securities	7,993,891	—	7,950,418	43,473
Residential mortgage-backed securities	418,682	—	417,687	995
Collateralized debt securities	2,591	—	—	2,591
Other debt securities	11,899	—	11,899	—

Total bonds held-to-maturity	8,823,068	—	8,776,009	47,059

Fixed maturity securities, bonds available-for-sale
U.S. treasury and government	22,477	—	22,477	—
U.S. states and political subdivisions	638,560	—	636,040	2,520
Foreign governments	6,649	—	6,649	—
Corporate debt securities	3,807,033	—	3,794,809	12,224
Residential mortgage-backed securities	63,007	—	60,841	2,166
Commercial mortgage-backed securities	29,260	—	—	29,260
Collateralized debt securities	15,186	—	13,052	2,134
Other debt securities	17,501	—	17,501	—

Total bonds available-for-sale	4,599,673	—	4,551,369	48,304

Equity securities
Common stock	1,368,995	1,368,995	—	—
Preferred stock	41,613	41,613	—	—

Total equity securities	1,410,608	1,410,608	—	—

Options	164,753	—	—	164,753
Mortgage loans on real estate	3,470,663	—	3,470,663	—
Policy loans	397,407	—	—	397,407
Short-term investments	495,386	—	495,386	—
Separate account assets	970,954	—	970,954	—

Total financial assets	$20,332,512	$1,410,608	$18,264,381	$657,523

Financial liabilities
Investment contracts	$9,423,122	$—	$—	$9,423,122
Embedded derivative liability for equity-indexed contracts	148,435	—	—	148,435
Notes payable	113,849	—	—	113,849
Separate account liabilities	970,954	—	970,954	—

Total financial liabilities	$10,656,360	$—	$970,954	$9,685,406

For financial instruments measured at fair value on a recurring basis using Level 3 inputs during the period, a reconciliation of the beginning and ending balances is shown below (in thousands):

	Assets		Liability
	Investment Securities	Equity- Indexed Options	Embedded Derivative
Balance at December 31, 2011	$15,815	$65,188	$63,275
Total realized and unrealized investment gains/losses included in other comprehensive income	24,267	—	—
Net fair value change included in realized gains/losses	(11,485)	—	—
Net gain (loss) for derivatives included in net investment income	—	12,372	—
Net change included in interest credited	—	—	13,528
Purchases, sales and settlements or maturities
Purchases	32,141	14,684	—
Sales	—	—	—
Settlements or maturities	(1,795)	(9,619)	—
Premiums less benefits	—	—	(1,771)
Transfers from held to maturity	13,118
Gross transfers into Level 3	34,975	—	—

Balance at December 31, 2012	107,036	82,625	75,032

Total realized and unrealized investment gains/losses included in other comprehensive income	9,355	—	—
Net fair value change included in realized gains/losses	1,082	—	—
Net gain (loss) for derivatives included in net investment income	—	76,268	—
Net change included in interest credited	—	—	67,177
Purchases, sales and settlements or maturities
Purchases	2,153	15,906	—
Sales	(10,452)	—	—
Settlements or maturities	(7,268)	(10,046)	—
Premiums less benefits	—	—	6,226
Gross transfers out of Level 3	(53,602)	—	—

Balance at December 31, 2013	48,304	164,753	148,435

Total realized and unrealized investment gains/losses included in other comprehensive income	(11,746)	—	—
Net fair value change included in realized gains/losses	13,056	—	—
Net gain (loss) for derivatives included in net investment income	—	44,492	—
Net change included in interest credited	—	—	32,071
Purchases, sales and settlements or maturities
Purchases	—	16,844	—
Sales	(37,803)	—	—
Settlements or maturities	(10)	(36,640)	—
Premiums less benefits	—	—	27,681
Gross transfers into Level 3	54,241	—	—
Gross transfers out of Level 3	(1,609)	—	—

Balance at December 31, 2014	$64,433	$189,449	$208,187

Within the net gain (loss) for derivatives included in net investment income were an unrealized gain/loss of $24,108,000, $72,071,000 and of $8,710,000 relating to assets still held at December 31, 2014, 2013, and 2012, respectively.

There were no transfers between Level 1 and Level 2 fair value hierarchies. The transfers into Level 3 were the result of existing securities no longer being priced by the third-party pricing service at the end of the period. American National’s valuation of these securities involves judgment regarding assumptions market participants would use including quotes from independent brokers. The transfers out of Level 3 were securities being priced by a third-party service at the end of the period, using inputs that are observable or derived from market data, which resulted in classification of these assets as Level 2.

10. DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs are shown below (in thousands):

	Life	Annuity	Accident & Health	Property & Casualty	Total
Balance at December 31, 2011	$651,580	$463,036	$55,096	$150,981	$1,320,693

Additions	80,877	68,799	11,018	215,281	375,975
Amortization	(73,710)	(90,523)	(16,908)	(227,749)	(408,890)
Effect of change in unrealized gains on available-for-sale securities	(5,331)	(34,772)	—	—	(40,103)

Net change	1,836	(56,496)	(5,890)	(12,468)	(73,018)

Balance at December 31, 2012	653,416	406,540	49,206	138,513	1,247,675

Additions	107,410	49,397	13,263	208,889	378,959
Amortization	(82,658)	(85,756)	(15,249)	(225,131)	(408,794)
Effect of change in unrealized gains on available-for-sale securities	5,916	53,977	—	—	59,893

Net change	30,668	17,618	(1,986)	(16,242)	30,058

Balance at December 31, 2013	684,084	424,158	47,220	122,271	1,277,733

Additions	110,195	47,400	19,530	213,237	390,362
Amortization	(78,181)	(79,135)	(18,966)	(223,658)	(399,940)
Effect of change in unrealized gains on available-for-sale securities	(4,629)	(9,982)	—	—	(14,611)

Net change	27,385	(41,717)	564	(10,421)	(24,189)

Balance at December 31, 2014	$711,469	$382,441	$47,784	$111,850	$1,253,544

Commissions comprise the majority of the additions to deferred policy acquisition costs for each year.

11. LIABILITY FOR FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

American National establishes liabilities for amounts payable under insurance and annuity policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of expected benefit payments reduced by the present value of expected premiums. Such liabilities are established on a block of business based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability termination, investment return, inflation, expenses, and other contingent events as appropriate to the respective product type.

Future policy benefits for non-participating traditional life insurance are equal to the aggregate of the present value of expected benefit payments and related expenses less the present value of expected net premiums. Assumptions as to mortality and persistency are based upon American National’s experience when the basis of the liability is established. Interest rates for the aggregate future policy benefit liabilities range from 3.0% to 8.0%.

Future policy benefit liabilities for participating traditional life insurance are equal to the aggregate of (i) net level premium reserves for death and endowment policy benefits (calculated based upon the non-forfeiture interest rate, ranging from 2.5% to 5.5%) and mortality rates guaranteed in calculating the cash surrender values described in such contracts; and (ii) the liability for terminal dividends.

Future policy benefit liabilities for individual fixed deferred annuities after annuitization and single premium immediate annuities are equal to the present value of expected future payments. The interest rate used in establishing such liabilities range from 3.0% to 5.6% for all policies in-force.

Future policy benefit liabilities for non-medical health insurance are calculated using the net level premium method and assumptions as to future morbidity, withdrawals and interest, which provide a margin for adverse deviation. Interest rates used in establishing such liabilities range from 3.5% to 8.0%.

Future policy benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. Interest rates used in establishing such liabilities range from 3.0% to 4.5%.

Liabilities for universal life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. American National regularly evaluates estimates used and adjusts the additional liability balances with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing DAC, and are thus subject to the same variability and risk. The assumptions of investment performance and volatility for variable products are consistent with historical Standard & Poor’s experience. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

American National periodically reviews its estimates of actuarial liabilities for future policy benefits and compares them with its actual experience. Differences between actual experience and the assumptions used in pricing these policies, guarantees and riders and in the establishment of the related liabilities result in variances in profit and could result in losses. The effects of changes in such estimated liabilities are included in the results of operations in the period in which the changes occur.

Policyholder account balances relate to investment-type contracts and universal life-type policies. Investment-type contracts principally include traditional individual fixed annuities in the accumulation phase and non-variable group annuity contracts. Policyholder account balances are equal to (i) policy account values, which consist of an accumulation of gross premium payments; (ii) credited interest, ranging from 1.0% to 8.0% (some annuities have enhanced first year crediting rates ranging from 1.0% to 7.0%), less expenses, mortality charges, and withdrawals; and (iii) fair value adjustments.

12. LIABILITY FOR UNPAID CLAIMS AND CLAIM ADJUSTMENT EXPENSES

The liability for unpaid claims and claim adjustment expenses (“claims”) for accident and health, and property and casualty insurance is included in the “Policy and contract claims” in the consolidated statements of financial position and represents the amount estimated for claims that have been reported but not settled and IBNR claims. Liability for unpaid claims are estimated based upon American National’s historical experience and actuarial assumptions that consider the effects of current developments, anticipated trends and risk management programs, reduced for anticipated salvage and subrogation. The effects of the changes are included in the consolidated results of operations in the period in which the changes occur.

Information regarding the liability for unpaid claims is shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Unpaid claims balance, beginning	$1,096,301	$1,168,047	$1,180,259
Less reinsurance recoverables	215,164	256,885	235,174

Net beginning balance	881,137	911,162	945,085

Incurred related to
Current	940,466	938,620	1,001,915
Prior years	(44,806)	(46,872)	(48,688)

Total incurred claims	895,660	891,748	953,227

Paid claims related to
Current	561,887	578,831	620,739
Prior years	328,422	342,942	366,411

Total paid claims	890,309	921,773	987,150

Net balance	886,488	881,137	911,162
Plus reinsurance recoverables	245,906	215,164	256,885

Unpaid claims balance, ending	$1,132,394	$1,096,301	$1,168,047

The net and gross reserve calculations have shown favorable development for the last several years as a result of favorable loss emergence compared to what was implied by the loss development patterns used in the original estimation of losses in prior years. Estimates for ultimate incurred claims attributable to insured events of prior years decreased by approximately $44,806,000 in 2014, $46,872,000 in 2013, and $48,688,000 in 2012.

13. REINSURANCE

American National reinsures portions of certain life insurance policies to provide a greater diversification of risk and manage exposure on larger risks. For the issue ages zero to 65, the maximum amount that would be retained by one life insurance company (American National) would be $1,500,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,975,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $3,225,000. For the issue ages 66 and over, the maximum amount that would be retained by one life insurance company (American National) would be $700,000 individual life, $250,000 individual accidental death, $100,000 group life, and $125,000 credit life (total $1,175,000). If individual, group and credit insurance were all in force at the same time, the maximum risk on any one life could be $2,425,000.

For the Property and Casualty segment, American National retains the first $1,000,000 of loss per risk. Reinsurance then covers the next $5,000,000 of property and liability losses per risk. For 2014, additional excess property per risk coverage was purchased to cover risks up to $15,000,000, and excess casualty clash coverage was purchased to cover losses up to $50,000,000. For 2015, the additional excess property per risk coverage was extended to cover risks up to $20,000,000, and the excess casualty clash coverage was extended to cover losses up to $60,000,000. Excess casualty clash covers losses incurred as a result of one casualty event involving multiple policies, excess policy limits, and extra contractual obligations. Facultative reinsurance cover is purchased for individual risks attaching at $20,000,000, as needed. Corporate catastrophe coverage is also in place for losses up to a $500,000,000 event. Catastrophe aggregate reinsurance coverage is also purchased. This coverage is provided by two contracts. The first contract provides for $30,000,000 of coverage after $90,000,000 of aggregated catastrophe losses has been reached. The first $10,000,000 of each catastrophe loss contributes to the $90,000,000 aggregation of losses. This catastrophe aggregate reinsurance coverage was placed at 95% for 2014 and increased to 97.5% for 2015. The second aggregate contract is a new Stretch & Aggregate cover. It consists of a $35,000,000 annual limit available either wholly or in part across two layers. The first layer is 8.75% of $400,000,000 excess of $100,000,000 on an occurrence basis. The second layer provides aggregate protection. Subject loss is $35,000,000 excess of $5,000,000 of each catastrophe. Recoveries follow satisfaction of a $45,000,000 annual aggregate deductible. At the beginning of 2014, the Stretch & Aggregate cover was placed at 71.43% for losses occurring during 2014. This cover was commuted effective July 1, 2014 and replaced at 100% for losses occurring from July 1, 2014 to June 30, 2015.

American National remains primarily liable with respect to any reinsurance ceded, and would bear the entire loss if the reinsurer were to be unable to meet their obligations under any reinsurance treaties. American National had amounts recoverable from reinsurers of $428,654,000 and $414,743,000 at December 31, 2014 and 2013, respectively. None of the amount outstanding at December 31, 2014 is the subject of litigation or is in dispute with the reinsurers involved. Management believes the unfavorable resolution of any dispute that may arise would not have a material impact on American National’s consolidated financial statements.

The amounts in the consolidated financial statements include the impact of reinsurance. Information regarding the effect of reinsurance is shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Direct premiums	$2,049,447	$1,970,400	$1,971,078
Reinsurance premiums assumed from other companies	227,076	189,067	159,518
Reinsurance premiums ceded to other companies	(460,552)	(423,941)	(426,423)

Net premiums	$1,815,971	$1,735,526	$1,704,173

Life insurance in-force and related reinsurance amounts are shown below (in thousands):

	December 31,
	2014	2013	2012
Direct life insurance in-force	$85,570,057	$80,038,270	$72,884,984
Reinsurance risks assumed from other companies	6,007	32,019	103,576
Reinsurance risks ceded to other companies	(30,007,131)	(30,577,123)	(30,477,364)

Net life insurance in-force	$55,568,933	$49,493,166	$42,511,196

14. FEDERAL INCOME TAXES

A reconciliation of the effective tax rate to the statutory federal tax rate is shown below (in thousands, except percentages):

	Years ended December 31,
	2014		2013		2012
	Amount	Rate	Amount	Rate	Amount	Rate
Income tax on pre-tax income	$115,061	35.0%	$126,865	35.0%	$95,111	35.0%
Tax-exempt investment income	(6,680)	(2.0)	(6,366)	(1.8)	(7,364)	(2.7)
Dividend exclusion	(7,620)	(2.3)	(6,928)	(1.9)	(6,323)	(2.3)
Miscellaneous tax credits, net	(7,888)	(2.4)	(7,757)	(2.1)	(8,106)	(3.0)
Other items, net	(842)	(0.3)	(6,173)	(1.7)	2,264	0.8

Total	$92,031	28.0%	$99,641	27.5%	$75,582	27.8%

American National made payments of $61,821,000, $73,993,000 and $46,939,000 during 2014, 2013, and 2012, respectively.

The tax effects of temporary differences that gave rise to the deferred tax assets and liabilities are shown below (in thousands):

	December 31,
	2014	2013
DEFERRED TAX ASSETS:
Marketable securities, principally due to impairment losses	$58,375	$70,816
Investment in bonds, principally due to differences between GAAP and tax basis	1,897	—
Investment in real estate and other invested assets, principally due to investment valuation allowances	12,280	7,888
Policyholder funds, principally due to policy reserve discount	205,821	206,775
Policyholder funds, principally due to unearned premium reserve	32,153	30,871
Participating policyholders’ surplus	46,672	42,701
Pension	73,604	59,174
Commissions and other expenses	6,998	8,024
Tax carryforwards	1,651	10,843

Gross deferred tax assets	439,451	437,092

DEFERRED TAX LIABILITIES:
Marketable securities, principally due to net unrealized gains	361,352	284,503
Investment in bonds, principally due to differences between GAAP and tax basis	—	5,249
Deferred policy acquisition costs, due to difference between GAAP and tax amortization methods	331,274	326,855
Property, plant and equipment, principally due to difference between
GAAP and tax depreciation methods	16,995	17,262
Other Liabilities	19,942	23,651

Gross deferred tax liabilities	729,563	657,520

Total net deferred tax	$(290,112)	$(220,428)

Management believes that a sufficient level of taxable income will be achieved over time to utilize the deferred tax assets in the consolidated federal tax return; therefore, no valuation allowance was recorded as of December 31, 2014 and 2013. However, if not utilized beforehand, approximately $1,651,000 in ordinary loss tax carryforwards will expire on December 31, 2033.

The statute of limitations for the examination of federal income tax returns by the Internal Revenue Service for years 2006 to 2009 has been extended. In the opinion of management, all prior year deficiencies have been paid or adequate provisions have been made for any tax deficiencies that may be upheld. No provision for penalties was established, and no interest expense was incurred for 2014 or 2013, relating to uncertain tax positions. Management does not believe there are any uncertain tax benefits that could be recognized within the next twelve months that would decrease American National’s effective tax rate.

15. ACCUMULATED OTHER COMPREHENSIVE INCOME

The components of and changes in the accumulated other comprehensive income (“AOCI”), and the related tax effects, are shown below (in thousands):

	Net Unrealized Gains/(Losses) on Securities	Defined Benefit Pension Plan Adjustments	Foreign Currency Adjustments	AOCI
Balance at December 31, 2011	$274,837	$(115,485)	$51	$159,403

Amounts reclassified from AOCI (net of tax benefit $11,700 and expense $5,572)	(21,718)	10,349	—	(11,369)
Unrealized holding gains arising during the period (net of tax expense $79,796)	148,193			148,193
Unrealized adjustment to DAC (net of tax benefit $14,035)	(26,068)			(26,068)
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax benefit $2,370)	(4,402)			(4,402)
Actuarial loss arising during the period (net of tax benefit of $12,851)		(23,867)		(23,867)
Foreign currency adjustment (net of tax expense $65)			120	120

Balance at December 31, 2012	370,842	(129,003)	171	242,010

Amounts reclassified from AOCI (net of tax benefit $14,757 and expense $6,204)	(27,407)	11,522	—	(15,885)
Unrealized holding gains arising during the period (net of tax expense $41,970)	77,035			77,035
Unrealized adjustment to DAC (net of tax expense $20,931)	38,962			38,962
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax benefit $805)	(1,495)			(1,495)
Actuarial gain arising during the period (net of tax expense of $39,630)		73,597		73,597
Foreign currency adjustment (net of tax benefit $276)			(512)	(512)

Balance at December 31, 2013	457,937	(43,884)	(341)	413,712

Amounts reclassified from AOCI (net of tax benefit $12,379 and expense $1,547)	(22,990)	2,873	—	(20,117)
Unrealized holding gains arising during the period (net of tax expense $79,535)	147,709			147,709
Unrealized adjustment to DAC (net of tax benefit $5,986)	(8,625)			(8,625)
Unrealized gains on investments attributable to participating policyholders’ interest (net of tax benefit $3,166)	(5,880)			(5,880)
Actuarial loss arising during the period (net of tax benefit of $18,880)		(35,063)		(35,063)
Foreign currency adjustment (net of tax benefit $514)			(954)	(954)

Balance at December 31, 2014	$568,151	$(76,074)	$(1,295)	$490,782

16. STOCKHOLDERS’ EQUITY AND NONCONTROLLING INTERESTS

American National has one class of common stock with a par value of $1.00 per share and 50,000,000 authorized shares. The amounts outstanding at the dates indicated are shown below:

	Years ended December 31,

	2014	2013	2012
Common stock
Shares issued	30,832,449	30,832,449	30,832,449
Treasury shares	(3,960,507)	(3,937,261)	(3,995,785)

Outstanding shares	26,871,942	26,895,188	26,836,664
Restricted shares	(142,667)	(190,667)	(185,334)

Unrestricted outstanding shares	26,729,275	26,704,521	26,651,330

Stock-based compensation

American National has one stock-based compensation plan, which allows for grants of Non-Qualified Stock Options, Stock Appreciation Rights (“SAR”), Restricted Stock (“RS”) Awards, Restricted Stock Units (“RSU”), Performance Awards, Incentive Awards or any combination thereof. This plan is administered by the American National Board Compensation Committee. The Board Compensation Committee makes incentive awards under this plan to our executives after meeting established performance objectives. All awards are subject to review and approval by the committee and the Board of Directors, both at the time of setting applicable performance objectives and at the time of payment of the awards. The number of shares available for grants under the plan cannot exceed 2,900,000 shares, and no more than 200,000 shares may be granted to any one individual in any calendar year. Grants are made to certain officers and directors as compensation and to align their interests with those of other shareholders.

SAR, RS and RSU information for the periods indicated is shown below:

	SAR		RS Shares		RS Units

	Shares	Weighted-Average Grant Date Fair Value	Shares	Weighted-Average Grant Date Fair Value	Units	Weighted-Average Grant Date Fair Value
Outstanding at December 31, 2011	126,769	$110.08	261,334	$102.98	69,566	$83.56
Granted	—	—	—	—	75,355	71.69
Exercised	(200)	66.76	(76,000)	88.00	(17,380)	94.47
Forfeited	(3,510)	114.02	—	—	(482)	74.85
Expired	(14,108)	100.14	—	—	—	—

Outstanding at December 31, 2012	108,951	111.31	185,334	109.13	127,059	75.06

Granted	—	—	10,000	80.05	71,084	80.05
Exercised	(19,849)	103.61	(4,667)	111.60	(76,378)	77.04
Forfeited	(334)	96.53	—	—	(396)	77.20
Expired	(14,333)	107.93	—	—	—	—

Outstanding at December 31, 2013	74,435	114.08	190,667	107.54	121,369	76.23

Granted	—	—	—	—	66,383	113.49
Exercised	(3,226)	95.54	(48,000)	108.00	(59,438)	76.53
Forfeited	—	—	—	—	(100)	113.49
Expired	(16,279)	115.11	—	—	—	—

Outstanding at December 31, 2014	54,930	$114.86	142,667	$107.39	128,214	$95.82

	SAR	RS Shares	RS Units
Weighted-average contractual remaining life (in years)	1.78	4.02	1.78
Exercisable shares	54,747	N/A	—
Weighted-average exercise price	$114.86	$107.39	$95.82
Weighted-average exercise price exercisable shares	114.88	N/A	N/A
Compensation expense (credits)
Year ended December 31, 2014	$(23,000)	$2,963,000	$7,710,000
Year ended December 31, 2013	374,000	2,219,000	12,342,000
Year ended December 31, 2012	(6,000)	2,418,000	7,752,000
Fair value of liability award
December 31, 2014	$167,000	N/A	$16,301,000
December 31, 2013	376,000	N/A	15,018,000

The SARs give the holder the right to cash compensation based on the difference between the stock price on the grant date and the stock price on the exercise date. The SARs vest at a rate of 20% per year for five years and expire five years after vesting.

Effective December 31, 2012, the settlement provision within outstanding RSU awards was modified to allow the recipient of the awards to settle the vested RSUs in either cash or American National’s common stock. This change in the settlement provision is expected to apply to all future issuance of RSU awards. Prior to the modification, vested RSUs were converted to American National’s common stock on a one-for-one basis. This modification changes the award classification from an equity to a liability award. At the date of modification, American National recorded a liability of $7,974,000 with a corresponding reduction in additional paid-in capital. The liability will be re-measured and adjusted for changes in the fair value each reporting period through the vesting date. RSUs generally vest after a three-year graded vesting requirement. Certain awards vest over a shorter period as a result of retirement provisions. The modification, which was applied consistently to all participants, resulted in an incremental cost of $5,691,000 and $5,232,000 for the years ended December 31, 2014 and 2013, respectively.

RS Awards entitle the participant to full dividend and voting rights. Each award has the value of one share of restricted stock and vests 10 years from the grant date. Unvested shares are restricted as to disposition, and are subject to forfeiture under certain circumstances. Compensation expense is recognized over the vesting period. The restrictions on these awards lapse after 10 years, and these awards feature a graded vesting schedule in the case of the retirement of an award holder. Restricted stock for 350,334 shares has been granted at an exercise price of zero, of which 142,667 shares are unvested.

Earnings per share

Basic earnings per share were calculated using a weighted average number of shares outstanding. The Restricted Stock awards and units resulted in diluted earnings per share as follows (in thousands, except share-related data):

	Years ended December 31,
	2014	2013	2012
Weighted average shares outstanding	26,802,841	26,791,900	26,714,865
Incremental shares from RS awards and RSUs	115,829	122,691	148,809

Total shares for diluted calculations	26,918,670	26,914,591	26,863,674

Net income attributable to American National	$247,193	$268,372	$191,041
Basic earnings per share	$9.22	$10.02	$7.15
Diluted earnings per share	9.18	9.97	7.11

Statutory Capital and Surplus

Risk Based Capital (“RBC”) requirements are measures insurance regulators use to evaluate the capital adequacy of American National Insurance Company and its insurance subsidiaries. RBC is calculated using formulas applied to certain financial balances and activities that consider, among other things, risks related to the type and quality of the invested assets, insurance risks associated with an insurer’s products and liabilities, interest rate risks and general business risks. Insurance companies that do not maintain capital and surplus at a level at least 200% of the authorized control level RBC are required to take certain actions. At December 31, 2014 and 2013, American National Insurance Company’s statutory capital and surplus was $2,879,154,000 and $2,667,858,000, respectively. Additionally, each of the insurance subsidiaries had statutory capital and surplus at December 31, 2014 and 2013, substantially above each individual subsidiary’s authorized control level RBC.

American National’s insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile which include certain components of the National Association of Insurance Commissioners’ Codification of Statutory Accounting Principles (“NAIC Codification”). NAIC Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting practices continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the statutory capital and surplus of American National Insurance Company and its insurance subsidiaries.

Statutory accounting differs from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, and valuing securities on a different basis. In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus.

One of American National’s insurance subsidiaries has been granted a permitted practice from the Missouri Department of Insurance to record as the valuation of its investment in a wholly-owned subsidiary that is the attorney-in-fact for a Texas domiciled insurer, the statutory capital and surplus of the Texas domiciled insurer. This permitted practice increases the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary by $62,807,000 and $58,207,000 at December 31, 2014 and 2013, respectively. Additionally, the statutory capital and surplus of both American National Insurance Company and the Missouri domiciled insurance subsidiary would have remained substantially above the company action level RBC had it not used the permitted practice.

The statutory capital and surplus and net income (loss) of our life and property and casualty insurance entities in accordance with statutory accounting practices are shown below (in thousands):

	December 31,
	2014	2013
Statutory capital and surplus
Life insurance entities	$1,904,128	$1,771,999
Property and casualty insurance entities	984,155	904,557

	Years ended December 31,
	2014	2013	2012
Statutory net income
Life insurance entities	$169,823	$191,932	$233,621
Property and casualty insurance entities	73,076	61,737	43,449

Dividends

American National Insurance Company’s payment of dividends to stockholders is restricted by statutory regulations. The restrictions require life insurance companies to maintain minimum amounts of capital and surplus, and in the absence of special approval, limit the payment of dividends to the greater of prior year statutory net income from operations on an annual, non-cumulative basis, or 10% of prior year statutory surplus. Under Texas insurance law, American National Insurance Company is permitted to pay total dividends of $287,915,000 during 2015, without prior approval of the Texas Department of Insurance. Similar restrictions on amounts that can transfer in the form of dividends, loans, or advances to American National Insurance Company apply to its insurance subsidiaries.

Noncontrolling interests

American National County Mutual Insurance Company (“County Mutual”) is a mutual insurance company that is owned by its policyholders. American National has a management agreement that effectively gives it control of County Mutual. As a result, County Mutual is included in the consolidated financial statements of American National. Policyholder interests in the financial position of County Mutual are reflected as noncontrolling interest of $6,750,000 at December 31, 2014 and 2013.

American National Insurance Company and its subsidiaries exercise significant control or ownership of various joint ventures, resulting in their consolidation into American National’s consolidated financial statements. The interests of the other partners in the consolidated joint ventures are shown as noncontrolling interests of $5,634,000 and $6,007,000 at December 31, 2014 and 2013, respectively.

During 2012, American National increased its ownership interest with a consolidated joint venture. The effect of the change in ownership interest of American National is shown below (in thousands):

	December 31,
	2014	2013	2012
Net income attributable to American National	$247,193	$268,372	$191,041

Decrease in American National’s paid-in capital for purchase of additional interest	—	—	(1,892)

Net transfers to noncontrolling interest	—	—	(1,892)
Change from net income attributable to American National and transfers to noncontrolling interest	$247,193	$268,372	$189,149

17. SEGMENT INFORMATION

Management organizes the business into five operating segments:

•	Life—markets whole, term, universal, indexed and variable life insurance on a national basis primarily through career and multiple-line agents, as well as independent agents and direct marketing channels.

•	Annuity—offers fixed, indexed, and variable annuity products. These products are primarily sold through independent agents, brokers, and financial institutions, along with multiple-line and career agents.

•	Health—primary lines of business are Medicare supplement, stop loss, other supplemental health products and credit disability insurance. Health products are typically distributed through independent agents and managing general underwriters.

•	Property and Casualty—writes personal, agricultural and commercial coverages and credit-related property insurance. These products are primarily sold through multiple-line and independent agents.

•	Corporate and Other—consists of net investment income from investments not allocated to the insurance segments and revenues from non-insurance operations.

The accounting policies of the segments are the same as those described in Note 2 to the consolidated financial statements. All revenue and expense amounts specifically attributable to policy transactions are recorded directly to the appropriate operating segment. Revenues and expenses not specifically attributable to policy transactions are allocated to each segment as follows:

•	Recurring income from bonds and mortgage loans is allocated based on the assets allocated to each line of business at the average yield available from these assets.

•	Net investment income from all other assets is allocated to the insurance segments in accordance with the amount of capital allocated to each segment, with the remainder recorded in the Corporate and Other business segment.

•	Expenses are allocated based upon various factors, including premium and commission ratios within the respective operating segments.

The following summarizes results of operations by operating segments (in thousands):

	Years ended December 31,
	2014	2013	2012
Income from continuing operations before federal income taxes, and equity in earnings/losses of unconsolidated affiliates
Life	$43,352	$19,627	$34,251
Annuity	95,736	95,887	96,501
Health	25,559	25,255	18,046
Property and casualty	89,632	74,068	45,425
Corporate and other	74,467	147,633	77,522

Total	$328,746	$362,470	$271,745

Total Assets
Life	$5,573,882	$5,375,602	$5,130,612
Annuity	10,766,619	11,104,180	11,802,579
Health	526,344	500,475	498,510
Property and casualty	2,000,494	2,127,525	2,220,898
Corporate and other	4,684,697	4,217,101	3,454,475

Total	$23,552,036	$23,324,883	$23,107,074

18. PENSION AND POSTRETIREMENT BENEFITS

Pension benefits

On October 31, 2013, American National adopted certain amendments to freeze all of its remaining unfrozen defined benefit pension plans as of December 31, 2013. Prior to the plan amendments, American National had a qualified defined benefit pension plan covering virtually all employees and two non-qualified defined benefit pension plans covering executives. Effective December 31, 2013, no additional benefits accrued through these plans for additional years of service credit or future salary increase credit, and no new participants were added to the plans. Benefits earned by eligible employees prior to the effective date of the plan amendments have not been affected. The plan amendments did not result in any curtailment gain or loss.

The tax-qualified plan has three separate noncontributory programs. One of the programs covers Career Sales and Service Division agents and managers. The other two programs cover salaried and management employees and corporate clerical employees subject to a collective bargaining agreement. The program covering salaried and management employees provides pension benefits that are based on years of service and the employee’s compensation during the five years before retirement. The programs covering hourly employees and agents generally provide benefits that are based on the employee’s career average earnings and years of service. The three non-tax-qualified pension plans cover key executive employees and restore benefits that would otherwise be curtailed by statutory limits on qualified plan benefits. In addition, American National also has one frozen, tax-qualified, defined-benefit pension plan covering employees of the Farm Family companies hired prior to January 1, 1997. Effective January 1, 1997, benefits through this plan were frozen, and no new participants have been added.

Amounts recognized in the consolidated statements of financial position consist of (in thousands):

	2014	2013
Reconciliation of benefit obligation
Obligation at January 1,	$458,270	$535,313
Service cost benefits earned during period	111	19,873
Interest cost on projected benefit obligation	20,612	20,277
Plan amendments	—	(36,001)
Actuarial (gain) loss	61,906	(53,371)
Benefits paid	(27,748)	(27,821)

Obligation at December 31,	513,151	458,270

Reconciliation of fair value of plan assets
Fair value of plan assets at January 1,	302,467	276,014
Actual return on plan assets	28,363	44,209
Employer contributions	21,097	10,065
Benefits paid	(27,748)	(27,821)

Fair value of plan assets at December 31,	324,179	302,467

Funded status at December 31,	$(188,972)	$(155,803)

The components of net periodic benefit cost for the defined benefit pension plans are shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Service cost	$111	$19,873	$17,596
Interest cost	20,612	20,277	20,579
Expected return on plan assets	(20,402)	(20,354)	(18,499)
Amortization of net actuarial loss	4,421	17,726	15,921

Net periodic benefit cost	$4,742	$37,522	$35,597

Amounts related to the defined benefit pension plans recognized as a component of OCI are shown below (in thousands):

	Years ended December 31,
	2014	2013	2012
Actuarial gain (loss)	$(49,523)	$130,953	$(20,797)
Deferred tax expense (benefit)	17,333	(45,834)	7,279

Other comprehensive income (loss), net of tax	$(32,190)	$85,119	$(13,518)

The estimated actuarial loss for the plan that will be amortized out of AOCI into the net periodic benefit cost over the next fiscal year is $9,460,000. Amounts recognized as a component of AOCI that have not been recognized as a component of the combined net periodic benefit cost of the defined benefit pension plans, are shown below (in thousands):

	Years ended December 31,
	2014	2013
Net actuarial loss	$(117,036)	$(67,513)
Deferred tax benefit	40,962	23,629

Amounts included in AOCI	$(76,074)	$(43,884)

The weighted average assumptions used are shown below:

	Used for Net Benefit Cost in Fiscal Year 1/1/2014 to 12/31/2014	Used for Benefit Obligations as of 12/31/2014
Discount rate	4.60%	3.70%
Rate of compensation increase	0.00	0.00
Long-term rate of return	7.45	7.45

American National’s funding policy for the qualified pension plans is to make annual contributions to meet the minimum funding standards of ERISA. The unfunded plans will be funded out of general corporate assets when necessary. American National contributed $21,097,000, $10,065,000, and $48,531,000 to the qualified pension plan in 2014, 2013 and 2012, respectively. American National and its affiliates expect to contribute $10,100,000 to its qualified pension plan in 2015.

The following table shows pension benefit payments, which reflect expected future service as appropriate, that are expected to be paid (in thousands):

2015	29,660
2016	38,201
2017	30,339
2018	32,562
2019	29,735
2020-2022	162,306

American National utilizes third-party pricing services to estimate fair value measurements of its pension plan assets. Refer to Note 9 for further information concerning the valuation methodologies and related inputs utilized by the third-party pricing services. The fair values of the pension plan assets by asset category are shown below (in thousands):

	December 31, 2014
	Total	Level 1	Level 2	Level 3
Asset Category
Corporate debt securities	$53,768	$—	$53,768	$—
Residential mortgage-backed securities	887	—	887	—
Mutual fund	9,591	9,591	—	—
Equity securities by sector
Consumer goods	51,586	51,586	—	—
Energy and utilities	32,287	32,287	—	—
Financials	43,186	43,186	—	—
Healthcare	28,256	28,256	—	—
Industrials	16,145	16,145	—	—
Information technology	30,157	30,157	—	—
Other	31,094	31,094	—	—
Commercial paper	21,053	—	21,053	—
Unallocated group annuity contract	6,053	—	6,053	—
Other	116	28	88	—

Total	$324,179	$242,330	$81,849	$—

The investment policy for the retirement plan assets is designed to provide the highest return possible commensurate with sound and prudent underwriting practices. The investment diversification goals are to have investments in cash and cash equivalents as necessary for liquidity, debt securities up to 100% and equity securities up to 60% of the total invested plan assets. The amount invested in any particular investment is limited based on credit quality, and no single investment may at the time of purchase be more than 5% of the total invested assets.

The corporate debt securities category are investment grade bonds of U.S and foreign issuers denominated and payable in U.S. dollars from diverse industries, with a maturity of 1 to 30 years. Foreign bonds in the aggregate shall not exceed 20% of the bond portfolio. Residential mortgage-backed securities represent asset-backed securities with a maturity date 1 to 30 years with a rating of NAIC 1 or 2.

Equity portfolio managers have discretion to choose the degree of concentration in various issues and industry sectors for the equity securities. Permitted securities are those for which there is an active market providing liquidity for the specific security.

Commercial paper investments generally have a credit rating of A-2 Moody’s or P-2 by Standard & Poor’s with at least BBB rating on the issuer’s outstanding debt, or selected issuers with no outstanding debt.

Postretirement life and health benefits

American National provides certain health and dental benefits to a closed block of retirees and their dependents who met certain age and length of service requirements as of December 31, 1993. The primary retiree health benefit plan provides Medicare Supplemental and prescription drug benefits. The plan is contributory, with American National’s contribution limited to $40 per month for retirees and spouses with any additional contributions necessary, being made by the retirees. Under American National’s various group benefit plans for active employees, life insurance benefits are provided upon retirement for eligible participants who meet certain age and length of service requirements. Effective June 1, 2014 Farm Family moved their life insurance coverage from a third party vendor to American National.

The accrued postretirement benefit obligation, included in the liability for retirement benefits, was $6,740,000 and $5,050,000 at December 31, 2014 and 2013, respectively. These amounts were approximately equal to the unfunded accumulated postretirement benefit obligation. Since American National’s contributions to the cost of the retiree benefit plans are fixed, the health care cost trend rate will have no effect on the future expense or the accumulated postretirement benefit obligation.

Savings plans

American National sponsors one defined contribution (401(k) plan) for all employees. The 401(k) plan allows employees to contribute up to the maximum allowable amount as determined by the IRS. Prior to January 1, 2014, American National did not contribute the 401(k) plan. The expense associated with this plan was $12,350,000 for 2014. Effective July 8, 2014 the incentive savings plan for Farm Family was merged into American National Plan. The expense associated with the Farm Family Plan was $918,000, $1,900,000 and $1,400,000 for 2014, 2013 and 2012, respectively.

19. COMMITMENTS AND CONTINGENCIES

Commitments

American National and its subsidiaries lease insurance sales office space in various cities. The remaining long-term lease commitments at December 31, 2014, were approximately $1,883,000.

American National had aggregate commitments at December 31, 2014, to purchase, expand or improve real estate, to fund fixed interest rate mortgage loans, and to purchase other invested assets of $475,295,000 of which $323,710,000 is expected to be funded in 2015. The remaining $151,585,000 will be funded in 2016 and beyond.

In September 2014, American National renewed an existing $100,000,000 short-term variable rate borrowing facility containing a $55,000,000 sub-feature for the issuance of letters of credit. Borrowings under the facility are at the discretion of the lender and would be used only for funding working capital requirements. The combination of borrowings and outstanding letters of credit cannot exceed $100,000,000 at any time. As of December 31, 2014 and 2013, the outstanding letters of credit were $12,214,000 and $15,560,000, respectively, and there were no borrowings on this facility to meet liquidity requirements. This facility expires on October 30, 2015. American National expects it will be renewed on substantially equivalent terms upon expiration.

Guarantees

American National has guaranteed bank loans for customers of a third-party marketing operation. The bank loans are used to fund premium payments on life insurance policies issued by American National. The loans are secured by the cash values of the life insurance policies. If the customer were to default on the bank loan, American National would be obligated to pay off the loans. As the cash values of the life insurance policies always equal or exceed the balance of the loans, management does not foresee any loss on these guarantees. The total amount of the guarantees outstanding as of December 31, 2014, was approximately $206,376,000, while the total cash value of the related life insurance policies was approximately $209,848,000.

Litigation

American National and certain subsidiaries, in common with the insurance industry in general, are defendants in various lawsuits concerning alleged breaches of contracts, various employment matters, allegedly deceptive insurance sales and marketing practices, and miscellaneous other causes of action arising in the ordinary course of operations. Certain of these lawsuits include claims for compensatory and punitive damages. We provide accruals for these items to the extent we deem the losses probable and reasonably estimable. After reviewing these matters with legal counsel, based upon information presently available, management is of the opinion that the ultimate resultant liability, if any, would not have a material adverse effect on American National’s consolidated financial position, liquidity or results of operations; however, assessing the eventual outcome of litigation necessarily involves forward-looking speculation as to judgments to be made by judges, juries and appellate courts in the future. Such speculation warrants caution, as the frequency of large damage awards, which bear little or no relation to the economic damages incurred by plaintiffs in some jurisdictions, continues to create the potential for an unpredictable judgment in any given lawsuit. These lawsuits are in various stages of development, and future facts and circumstances could result in management’s changing its conclusions. It is possible that, if the defenses in these lawsuits are not successful, and the judgments are greater than management can anticipate, the resulting liability could have a material impact on our consolidated financial position, liquidity or results of operations. With respect to the existing litigation, management currently believes that the possibility of a material judgment adverse to American National is remote and no estimate of range can be made for loss contingencies that are at least reasonably possible but not accrued.

20. RELATED PARTY TRANSACTIONS

American National has entered into recurring transactions and agreements with certain related parties. These include mortgage loans, management contracts, agency commission contracts, marketing agreements, accident and health insurance contracts and legal services. The impact on the consolidated financial statements of the significant related party transactions is shown below (in thousands):

		Dollar Amount of Transactions		Amount due to/(from) American National
		Years ended December 31,		December 31,
Related Party	Financial Statement Line Impacted	2014	2013	2014	2013
Gal-Tex Hotel Corporation	Mortgage loan on real estate	$1,234	$1,148	$6,508	$7,742
Gal-Tex Hotel Corporation	Net investment income	521	607	39	47
Greer, Herz and Adams, LLP	Other operating expenses	10,146	9,557	(309)	(284)

Mortgage Loans to Gal-Tex Hotel Corporation (“Gal-Tex”): American National holds a first mortgage loan originated in 1999, with an interest rate of 7.25% and final maturity date of April 1, 2019 issued to Gal-Tex, which is collateralized by a hotel property in San Antonio, Texas. This loan is current as to principal and interest payments.

Transactions with Greer, Herz & Adams, L.L.P.: Irwin M. Herz, Jr. is an American National advisory director and a Partner with Greer, Herz Adams, L.L.P., which serves as American National’s General Counsel.

21. SELECTED QUARTERLY FINANCIAL DATA

The unaudited selected quarterly financial data is shown below (in thousands, except per share data):

	Three months ended
	March 31,		June 30,		September 30,		December 31,
	2014	2013	2014	2013	2014	2013	2014	2013
Total premiums and other revenues	$772,436	$745,045	$754,786	$773,660	$746,170	$785,504	$777,198	$815,001
Total benefits, losses and expenses	697,968	682,897	688,864	689,450	651,395	664,640	683,617	719,753
Income before federal income tax and equity in earnings of unconsolidated affiliates	74,468	62,148	65,922	84,210	94,775	120,864	93,581	95,248
Provision for federal income taxes	21,487	11,317	21,558	24,803	26,749	35,759	22,237	27,762
Equity in earnings (losses) of unconsolidated affiliates, net of tax	(859)	8,577	12,659	1,076	2,735	121	(2,566)	(298)
Net income	52,122	59,408	57,023	60,483	70,761	85,226	68,778	67,188
Net income (loss) attributable to noncontrolling interest	(756)	(563)	(238)	2,314	2,877	2,613	(392)	(431)
Net income attributable to American National	52,878	59,971	57,261	58,169	67,884	82,613	69,170	67,619
Earnings per share attributable to American National
Basic	1.97	2.24	2.14	2.17	2.53	3.08	2.58	2.53
Diluted	1.96	2.23	2.12	2.16	2.52	3.07	2.57	2.51

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE I - SUMMARY OF INVESTMENTS - OTHER THAN INVESTMENTS IN RELATED PARTIES

(in thousands)

	December 31, 2014
Type of Investment	Cost or Amortized Cost (1)	Estimated Fair Value	Amount at Which Shown in the Consolidated Statement of Financial Position
Fixed maturities
Bonds held-to-maturity
U.S. states and political subdivisions	$323,053	$349,760	$323,053
Foreign governments	29,130	30,423	29,130
Corporate debt securities	7,517,195	7,894,725	7,517,195
Residential mortgage-backed securities	336,853	357,635	336,853
Collateralized debt securities	2,232	2,470	2,232
Other debt securities	16,587	17,900	16,587
Bonds available-for-sale
U.S. treasury government	22,415	23,233	23,233
U.S. states and political subdivisions	802,846	837,616	837,616
Foreign governments	5,000	7,021	7,021
Corporate debt securities	3,812,771	4,000,049	4,000,049
Residential mortgage-backed securities	40,988	42,399	42,399
Collateralized debt securities	10,696	11,489	11,489
Equity securities
Common stocks
Consumer goods	139,683	308,915	308,915
Energy and utilities	127,071	199,344	199,344
Finance	127,443	266,608	266,608
Healthcare	74,947	212,438	212,438
Industrials	50,608	126,737	126,737
Information technology	116,956	246,229	246,229
Other	82,943	126,853	126,853
Preferred stocks	19,733	29,854	29,854
Other Investments
Mortgage loans on real estate, net of allowance	3,359,586	3,618,944	3,359,586
Investment real estate, net of accumulated depreciation	435,876		435,876
Real estate acquired in satisfaction of debt	43,186		43,186
Policy loans	405,979	405,979	405,979
Options	100,839	189,449	189,449
Other long-term investments	30,806		30,806
Short-term investments	431,000	431,000	431,000

Total investments	$18,466,422	$19,737,070	$19,559,717

(1)	Original cost of equity securities and, as to fixed maturity securities, original cost reduced by repayments and valuation write-downs and adjusted for amortization of premiums or accrual of discounts.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	December 31,
Condensed Statements of Financial Position	2014	2013
Assets
Fixed maturity securities	$9,567,848	$9,712,509
Mortgage loans on real estate, net of allowance	3,266,361	3,210,945
Other invested assets	1,858,444	1,895,764
Investment in subsidiaries	2,308,725	2,089,903
Deferred policy acquisition costs	1,023,778	1,041,472
Separate account assets	1,001,515	970,954
Other assets	629,531	608,773

Total assets	$19,656,202	$19,530,320

Liabilities
Policy liabilities	$3,649,554	$3,494,989
Policyholders’ account balances	9,975,383	10,398,409
Separate account liabilities	1,001,515	970,954
Other liabilities	597,617	475,394

Total liabilities	15,224,069	15,339,746

Shareholders’ equity
Common stock	30,832	30,832
Additional paid-in capital	9,248	4,650
Accumulated other comprehensive income	490,783	413,712
Retained earnings	4,003,211	3,838,821
Treasury stock, at cost	(101,941)	(97,441)

Total stockholders’ equity	4,432,133	4,190,574

Total liabilities and stockholders’ equity	$19,656,202	$19,530,320

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(In thousands)

	Years ended December 31,
Condensed Statements of Operations	2014	2013	2012
Premiums and other revenues
Premiums and policy revenues	$786,823	$734,506	$685,529
Net investment income	772,355	861,354	837,503
Net realized investment gain	18,702	73,791	46,936
Other-than-temporary impairments	(41)	—	(12,825)
Other income	10,803	12,083	10,016

Total premiums and other revenues	1,588,642	1,681,734	1,567,159

Benefits, losses and expenses
Policyholder benefits	574,975	520,806	487,387
Other operating expenses	812,762	913,914	873,119

Total benefits, losses and expenses	1,387,737	1,434,720	1,360,506

Income from continuing operations before federal income tax and equity in earnings of subsidiaries	200,905	247,014	206,653

Provision for federal income taxes	62,978	50,927	72,144
Equity in earnings of subsidiaries, net of tax	109,266	72,285	56,532

Net income	$247,193	$268,372	$191,041

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY (Parent Company Only)

SCHEDULE II - CONDENSED FINANCIAL INFORMATION OF REGISTRANT

(in thousands)

	Years ended December 31,
Condensed Statements of Cash Flows	2014	2013	2012
OPERATING ACTIVITIES
Net income	$247,193	$268,372	$191,041
Adjustments to reconcile net income to net cash provided by operating activities
Realized investments gains	(18,702)	(73,791)	(46,936)
Other-than-temporary impairments	41	—	12,825
Amortization (accretion) of premiums, discounts and loan origination fees	3,581	1,216	(7,433)
Net capitalized interest on policy loans and mortgage loans	(27,922)	(23,864)	(22,049)
Depreciation	21,822	18,618	21,209
Interest credited to policyholders’ account balances	324,325	395,013	385,603
Charges to policyholders’ account balances	(212,690)	(199,285)	(188,009)
Deferred federal income tax (benefit) expense	16,954	(15,245)	14,336
Net income of subsidiaries	(108,133)	(63,762)	(51,716)
Equity in earnings of affiliates	3,800	(8,523)	(4,816)
Distributions from equity method investments	408	2,411	1,686
Changes in
Accrued investment income	9,801	9,336	5,916
Reinsurance recoverables	2,312	(1,025)	3,579
Prepaid reinsurance premiums	2,318	7,575	15,139
Premiums due and other receivables	3,873	9,531	4,762
Deferred policy acquisition costs	7,560	28,216	24,596
Policyholder liabilities	155,166	38,188	55,594
Liability for retirement benefits	(12,552)	12,656	(1,567)
Current tax receivable/payable	8,181	9,936	(109,736)
Other, net	(33,075)	(9,993)	3,725

Net cash provided by operating activities	394,261	405,580	307,749

INVESTING ACTIVITIES
Proceeds from sale/maturity/prepayment of
Held-to-maturity securities	452,846	1,207,038	980,794
Available for sale securities	625,563	599,228	446,706
Investment real estate	53,859	8,006	—
Mortgage loans	578,098	756,554	475,885
Policy loans	45,732	47,018	47,068
Other invested assets	40,791	88,883	43,410
Disposals of property and equipment	43,869	270	—
Distributions from affiliates and subsidiaries	439	10,581	15,469
Payment for the purchase/origination of
Held-to-maturity securities	(287,694)	(701,776)	(891,257)
Available for sale securities	(572,299)	(556,940)	(382,652)
Investment real estate	(23,959)	(28,882)	(18,281)
Mortgage loans	(633,401)	(908,512)	(642,227)
Policy loans	(23,621)	(21,682)	(29,676)
Other invested assets	(43,423)	(46,168)	(45,206)
Additions to property and equipment	(56,651)	(5,991)	(16,714)
Contributions to unconsolidated affiliates	(1,035)	(949)	(5,207)
Change in short-term investments	4,518	(401,682)	244,931
Change in investment in subsidiaries	—	—	(33,338)
Other, net	24,636	1,642	(388)

Net cash provided by investing activities	228,268	46,638	189,317

FINANCING ACTIVITIES
Policyholders’ account deposits	941,400	835,942	1,056,526
Policyholders’ account withdrawals	(1,479,004)	(1,420,675)	(1,244,382)
Dividends to stockholders	(82,805)	(82,831)	(82,657)

Net cash used in financing activities	(620,409)	(667,564)	(270,513)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,120	(215,346)	226,553
Beginning of the year	46,326	261,672	35,119

End of year	$48,446	$46,326	$261,672

The condensed financial statements should be read in conjunction with the consolidated financial statements and notes therein.

See accompanying notes to the consolidated financial statements.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE III - SUPPLEMENTARY INSURANCE INFORMATION

(in thousands)

Segment	Deferred Policy Acquisition Cost	Future Policy Benefits, Policyholders’ Account Balances Benefits, Policy and Contract Claims and Other Policyholder Funds	Unearned Premiums	Premium Revenue	Net Investment Income (1)	Benefits, Claims, Losses and Settlement Expenses	Amortization of Deferred Policy Acquisition Costs	Other Operating Expenses (2)	Premiums Written
2014
Life	$711,469	$4,728,166	$35,524	$307,771	$232,389	$351,271	$78,181	$194,927	$—
Annuity	382,441	10,286,205	—	190,357	545,887	234,173	79,135	56,487	—
Health	47,784	353,155	46,137	216,868	11,692	144,799	18,966	43,261	—
Property & Casualty	111,850	890,901	673,390	1,100,975	58,843	745,540	223,658	130,655	1,109,029
Corportate & Other	—	—	—	—	84,047	—	—	60,535	—

Total	$1,253,544	$16,258,427	$755,051	$1,815,971	$932,858	$1,475,783	$399,940	$485,865	$1,109,029

2013
Life	$684,084	$4,567,772	$35,935	$293,173	$230,763	$345,566	$82,658	$207,520	$—
Annuity	424,158	10,641,769	—	155,162	632,536	193,840	85,756	63,326	—
Health	47,220	352,412	48,269	212,931	11,314	139,762	15,249	46,646	—
Property & Casualty	122,271	896,819	655,674	1,074,260	66,632	746,636	225,131	128,437	1,069,694
Corportate & Other	—	—	—	—	75,565	—	—	57,122	—

Total	$1,277,733	$16,458,772	$739,878	$1,735,526	$1,016,810	$1,425,804	$408,794	$503,051	$1,069,694

2012
Life	$653,416	$4,407,753	$36,056	$281,621	$235,712	$340,003	$73,710	$183,040	$—
Annuity	406,540	11,035,348	—	116,393	603,349	156,619	90,523	45,317	—
Health	49,206	376,173	50,366	223,773	11,789	155,825	16,908	44,966	—
Property & Casualty	138,513	896,660	671,110	1,082,386	69,604	793,281	227,749	120,888	1,047,211
Corportate & Other	—	—	—	—	64,944	—	—	61,535	—

Total	$1,247,675	$16,715,934	$757,532	$1,704,173	$985,398	$1,445,728	$408,890	$455,746	$1,047,211

(1)	Net investment income from fixed income assets (bonds and mortgage loans on real estate) is allocated to insurance lines based on the funds generated by each line at the average yield available from these fixed income assets at the time such funds become available. Net investment income from policy loans is allocated to the insurance lines according to the amount of loans made by each line. Net investment income from all other assets is allocated to the insurance lines as necessary to support the equity assigned to that line with the remainder allocated to capital & surplus.
(2)	Identifiable expenses are charged directly to the appropriate line of business. The remaining expenses are allocated to the lines based upon various factors including premium ratio within the respective lines.

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE IV - REINSURANCE

(in thousands)

	Direct Amount	Ceded to Other Companies	Assumed from Other Companies	Net Amount	Percentage of Amount Assumed to Net
Year Ended December 31, 2014
Life insurance in-force	$85,570,057	$30,007,131	$6,007	$55,568,933	0.0%

Premiums earned
Life and annuity	$594,568	$96,577	$137	$498,128	0.0
Accident and health	271,004	274,368	220,232	216,868	101.6
Property and casualty	1,183,875	89,607	6,707	1,100,975	0.6

Total premiums	$2,049,447	$460,552	$227,076	$1,815,971	12.5

Year Ended December 31, 2013
Life insurance in-force	$80,038,270	$30,577,123	$32,019	$49,493,166	0.1

Premiums earned
Life and annuity	$541,025	$93,240	$550	$448,335	0.1
Accident and health	271,847	240,505	181,589	212,931	85.3
Property and casualty	1,157,528	90,196	6,928	1,074,260	0.6

Total premiums	$1,970,400	$423,941	$189,067	$1,735,526	10.9

Year Ended December 31, 2012
Life insurance in-force	$72,884,984	$30,477,364	$103,576	$42,511,196	0.2

Premiums earned
Life and annuity	$488,891	$93,066	$2,189	$398,014	0.5
Accident and health	269,373	197,759	152,159	223,773	68.0
Property and casualty	1,212,814	135,598	5,170	1,082,386	0.5

Total premiums	$1,971,078	$426,423	$159,518	$1,704,173	9.4%

See accompanying Report of Independent Registered Public Accounting Firm.

AMERICAN NATIONAL INSURANCE COMPANY AND SUBSIDIARIES

SCHEDULE V - VALUATION AND QUALIFYING ACCOUNTS

(IN THOUSANDS)

		Additions	Deductions
	Balance at Beginning of Period	Charged to Expense	Written off	Change in Estimate (1)	Balance at End of Period
2014
Investment valuation allowances:
Mortgage loans on real estate	$12,181	$5,679	$—	$—	$17,860

2013
Investment valuation allowances:
Mortgage loans on real estate	$12,012	$171	$—	$(2)	$12,181

2012
Investment valuation allowances:
Mortgage loans on real estate	$11,321	$2,973	$(2,277)	$(5)	$12,012

(1)	Decrease in the required valuation allowance for mortgage loans as a result of changes to the estimate in calculating the mortgage loan allowance based on enhanced methodology.

See accompanying Report of Independent Registered Public Accounting Firm.

WQVUL Part C

Items 26. Exhibits

Exhibit (a) Resolution of the Board of Directors of American National Insurance Company authorizing establishment of American National Variable Life Separate Account (incorporated by reference from Registrant’s registration statement number 333-79153 filed on May 24, 1999)

Exhibit (b) Not Applicable

Exhibit (c)(1) Distribution and Administrative Services Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (c)(2) Distribution and Selling Agreement (previously filed with Registrant’s Post-Effective Amendment #17 to this registration statement (number 333-53122) filed May 2, 2011).

Exhibit (c)(3) Termination of Distribution and Selling Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013).

Exhibit (c)(4) Distribution and Administrative Services Agreement (Previously filed with Registrant’s N-6 for this Registration Statement (Number 333-53122) filed on April 26, 2013).

Exhibit (d)(1) Flexible Premium Variable Life Insurance Policy (Form WQVUL)(previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001).

Exhibit (d)(2) Automatic Increase Benefit Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(3) Level Term Rider (Form WQLT) (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(4) Disability Wavier of Premium Rider (previously filed with registrant’s Form N-6 Post-Effective Amendment #2 to this registration statement (number 333-53122) filed on February 27, 2003.)

Exhibit (d)(5) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 Form WQVUL08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(6) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #8 to this registration statement (number 333-53122) filed on September 3, 2008.)

Exhibit (d)(7) Form of Interstate Compact Level Term Rider (ICC08 Form WQLT08) expected to be used in 32 states (previously filed with Registrant’s Form N-6 post-effective amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(8) Form of Generic Level Term Rider (Form WQLT08) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(9) Form of Interstate Compact Flexible Premium Variable Life Insurance Policy (ICC08 From WQVUL08) as of December 1, 2008, expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(10) Form of Generic Flexible Premium Variable Life Insurance Policy (Form WQVUL08) as of December 1, 2008, expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(11) Form of Interstate Compact Automatic Increase Benefit Rider (Form ICC08 Form WQAIB) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(12) Form of Generic Automatic Increase Benefit Rider (Form WQAIB) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(13) Form of Interstate Compact Disability Waiver of Premium Rider (Form ICC08 Form WQVULDW) expected to be used in 32 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (d)(14) Form of Generic Disability Waiver of Premium Rider (Form WQVULDW) expected to be used in 19 states (previously filed with Registrant’s Form N-6 Post-Effective Amendment #13 to this registration statement (number 333-53122) filed on December 5, 2008.)

Exhibit (e) Application Form (previously filed with Registrant’s pre-effective amendment number one to this registration statement (number 333-53122) filed on July 17, 2001)

Exhibit (f)(1) Articles of Incorporation of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (f)(2) By-laws of American National Insurance Company (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (g) Reinsurance Treaty No. UL2000 previously filed with registrant’s post-effective amendment number 2 filed on April 29, 2003.

Exhibit (g)(1) Treaty No. U24 with Gerling Global Life Reinsurance Company (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(2) Treaty No. U24 with Swiss Re Life and Health Inc. (previously filed with Registrant’s post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(3) Treaty No. U24 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(4) Treaty No. 3036 with Munich American Reassurance Company (previously filed with Registrants post effective amendment number 3 filed on April 30, 2004).

Exhibit (g)(5) Treaty No. U24 with General & Cologne Life Re of America (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (g)(6) Agreement No. 08-010-TL with Ace Life Insurance Co. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(7) Treaty No. Executive UL with Swiss Re Life & Health American Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(8) Treaty No. U26 with Munich American Reassurance Company (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(9) Treaty No. Executive UL Amendment. No. 1 with ACE Tempest Life Re (filed previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(10) Treaty No. Executive UL Amendment No. 1 with Swiss Re Life & Health American, Inc. (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(11) Treaty No. 3438 (UL26) Amendment No. 2 with Munich American Reassurance Company (previously filed with Registrant’s post effective amendment number 17 filed on April 30, 2010).

Exhibit (g)(12) Reinsurance Treaty with RGA Reinsurance Company (previously filed with Registrant’s post effective amendment number 17 filed on May 2, 2011)

Exhibit (h)(1) Form of American National Investment Accounts, Inc. Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(2) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(3) Form of Variable Insurance Products Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(4) Form of Variable Insurance Products Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(5) Form of T. Rowe Price Fund Participation Agreement incorporated by reference from Registrant’s (registration statement (number 333-79153) filed on May 24, 1999)

Exhibit (h)(6) Form of MFS Variable Insurance Trust Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(7) Form of Federated Insurance Series Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-51035) filed on April 24, 1998)

Exhibit (h)(8) Form of Fred Alger American Fund Participation Agreement (incorporated by reference from Registrant’s registration statement (number 333-53122) filed on December 22, 2000)

Exhibit (h)(9) Form of AIM Variable Investment Funds Participation Agreement (previously filed with Registrant’s post effective amendment to this Registration statement (number 333-53122) filed on April 27, 2006.)

Exhibit (h)(10) Form of MFS Variable Insurance Trust Participation Agreement (Registrant’s post effective amendment to this Registration statement (number 333-53122) filed herewith)

Exhibit (i) Not Applicable

Exhibit (j) Not Applicable

Exhibit (k) Legal Opinion (filed herewith)

Exhibit (l) Opinion of Illustration Actuary (filed herewith)

Exhibit (m) Calculation (filed herewith)

Exhibit (n) Other Opinions - Independent Registered Public Accounting firm Consent (filed herewith)

Exhibit (o) Not Applicable

Exhibit (p) Not Applicable

Exhibit (q) Restated Issuance, Transfer And Redemption Procedures (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005).

Exhibit (r) Power of Attorney (previously filed with Registrant’s post effective amendment number 4, filed on April 29, 2005.)

Exhibit (r)(1) Power of Attorney for Messrs. Ansell, Pederson, Yarbrough, Payne and Pozzi dated April 14, 2015 (filed herewith).

ITEM 27 DIRECTORS AND OFFICERS OF DEPOSITOR.

The principal business address of the directors and officers, unless indicated otherwise, is American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

Directors

Name	Business Address

Arthur Oleen Dummer	955 East Pioneer Road Draper, UT 84020-9334

James Edward Pozzi	President, Chief Executive Officer American National Insurance Company One Moody Plaza Galveston, TX 77550

Frances Anne Moody-Dahlberg	The Moody Foundation 3710 Rawlins Street, #910 Dallas, TX 75219

Robert Lee Moody	Chairman of the Board 2302 Postoffice, Suite 702 Galveston, TX 77550

Russell Shearn Moody	American National Insurance Company One Moody Plaza Galveston, TX 77550

E. J. “Jere” Pederson	29 Alder Circle Galveston, TX 77551

William C. Ansell	1011 Tremont Galveston, TX 77550

James P. Payne	11150 Rio Vista Drive Austin, TX 78726

James Daniel Yarbrough	2621 Gerol Drive Galveston, TX 77551

George Richard Ferdinandtsen (Advisory)	American National Insurance Company One Moody Plaza Galveston, TX 77550

Officers

Name	Office

George Richard Ferdinandtsen	Former Vice Chairman of the Board

David Alan Behrens	Executive Vice President, Independent Marketing

John Joseph Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer

Johnny David Johnson	Executive Vice President, Corporate Business Process Officer & CIO

Gregory Victor Ostergren	Executive Vice President, Director of Multiple Line & Chief Corporate Risk Officer 1949 East Sunshine Springfield, MO 65899

James W. Pangburn	Executive Vice President, Credit Insurance Division 2450 South Shore Boulevard League City, TX 77573

Steven Harvey Schouweiler	Executive Vice President, Health Insurance Operations 2450 South Shore Boulevard League City, TX 77573

Hoyt James Strickland Dwain Allen Akins	Executive Vice President, Career Sales & Service Division Senior Vice President, Corporate Relations, Chief Corporate Compliance Officer

Albert Louis Amato, Jr.	Senior Vice President, Life Insurance Administration

Scott Frankie Brast	Senior Vice President, Real Estate/Mortgage Loan Investments 2525 South Shore Boulevard
League City, TX 77573

Brian Neil Bright	Senior Vice President, Computing Services 3030 Invincible League City, TX 77573

Frank Vincent Broll, Jr.	Senior Vice President and Actuary

Scott C. Campbell	Senior Vice President, Chief Multiple Line Marketing Officer 1949 East Sunshine Springfield, MO 65899

William Franklin Carlton	Senior Vice President and Corporate Controller

Lee C. Ferrell	Senior Vice President, Independent Marketing Group Operations

Bernard Stephen Gerwel	Senior Vice President, Corporate Digital Officer 1949 East Sunshine Springfield, MO 65899

Anne Marie LeMire	Senior Vice President, Stock/Bond Investments 2450 South Shore Boulevard League City, TX 77573

Bruce Murray LePard	Senior Vice President, Corporate Human Resources Officer

Meredith M. Mitchell	Senior Vice President, Application Development and Support

Ronald Clark Price	Senior Vice President, Chief Marketing Officer – Career Life Agencies

John F. Simon	Senior Vice President and Actuary

Shannon Lee Smith	Senior Vice President, Chief Multiple Line Agencies Officer 1949 East Sunshine Springfield, MO 65899

John Mark Flippin	Secretary

Terrance K. Ball	Vice President, Sales, Credit Insurance Division 2450 South Shore Boulevard League City, TX 77573

James Arthur Collura	Vice President, Chief Life Marketing and Operations Officer-Multiple Line Exclusive Agency

Barry Charles Cooper	Vice President, Reporting and Life Controller

Steven Lee Dobbe	Vice President, Broker Dealer Marketing

Denny Walton Fisher, Jr.	Vice President, Mortgage Loan Production 2525 South Shore Boulevard League City, TX 77573

Deborah Kay Janson	Vice President, Corporate Planning

Richard Steven Katz	Vice President, Direct Marketing & Sales 2450 South Shore Boulevard League City, TX 77573

Dr. Harry Bertrand Kelso, Jr.	Vice President and Associate Medical Director

Darren William King	Vice President, Equities 2450 South Shore Boulevard League City, TX 77573

Robert Jay Kirchner	Vice President, Real Estate Investments 2525 South Shore Boulevard League City, TX 77573

Murray A. Klein	Vice President, Financial Marketing 2450 South Shore Boulevard League City, TX 77573

Craig Warren Klenk	Vice President, Brokerage Sales

Debra R. Lambson	Vice President, CMO Health & Senior Age Marketing 2450 South Shore Boulevard League City, TX 77573

Sara Liane Latham	Vice President & Associate Actuary

Gary H. Lukovich	Vice President, Multiple Line Distribution & Sales 1949 East Sunshine Springfield, MO 65899

George Arthur Macke	Vice President, General Auditor

Bradley Wayne Manning	Vice President, Claims & CSC 2525 South Shore Boulevard League City, TX 77573

Michael Scott Marquis	Vice President, Life New Business

Edwin Vince Matthews, III	Vice President, Mortgage Loan Production 2525 South Shore Boulevard League City, TX 77573

Tracy L. Milina	Vice President, Health Underwriting/Administration 2450 South Shore Boulevard League City, TX 77573

John Oliver Norton	Vice President and Actuary

Ronald Joseph Ostermayer	Vice President, Director Health Security and Group Administration 2450 South Shore Boulevard League City, TX 77573

Edward Bruce Pavelka	Vice President, Life Policy Administration

Richard Clarence Putz	Vice President, IT Security, Compliance & Risk

William Corley Ray	Vice President, Marketing Training and Development Multiple Line Exclusive Agency (MLEA)

Daniel A. Safriet	Vice President, CID Eastern Region Sales 1037 N. Main Street Wake Forest, NC 27587

Robert Walter Schefft	Vice President, Advanced Sales and Marketing

Gerald Anthony Schillaci	Vice President and Actuary

David Harvin Schutz	Vice President, National Accounts

Olivia K. Smith	Vice President, Human Resources

Wayne Allen Smith	Vice President, Career Sales and Service Division

James Patrick Stelling	Vice President, Group/Health Operations 2450 South Shore Boulevard League City, TX 77573

Clarence Ellsworth Tipton	Vice President and Senior Health Actuary

Mark A. Walker	Vice President, Special Markets, Credit Insurance Division 2450 South Shore Boulevard League City, TX 77573

William Henry Watson, III	Vice President, Chief Health Actuary

Dr. John F. White	Vice President & Medical Director

Charles N. Atwood	Asst. Vice President, Credit Insurance Sales 2450 South Shore Boulevard League City, TX 77573

Elizabeth L. Berndt	Asst. Vice President, Health Administration 2450 South Shore Boulevard League City, TX 77573

Patricia Ann Boudreaux	Asst. Vice President, Marketing Support

Elden James Brashaw	Asst. Vice President, Corporate Financial Control

Jason M. Broussard	Asst. Vice President, Human Resources

Matthew R. Byrd	Asst. Vice President & Assistant Actuary

Joseph James Cantu	Asst. Vice President and Illustration Actuary

Philip Chairez	Asst. Vice President, LABS & LIA Compliance

Kristen Vallon Clause	Asst. Vice President, Special Projects 2525 South Shore Boulevard League City, TX 77573

Joseph Wayne Cucco	Asst. Vice President, Director of Advanced Life Sales

Laurane D. Debowski	Asst. Vice President, CSSD Field Operations

Charlie Delgado	Asst. Vice President, Credit Insurance Finance & Risk Management 2450 South Shore Boulevard League City, TX 77573

Dustin Joseph Dusek	Asst. Vice President, Assistant Actuary

Christopher Keith Falconer	Asst. Vice President, Assistant Actuary

Barbara N. Falkenhagen	Asst. Vice President, Corporate Planning

John Joseph Gara	Asst. Vice President, Marketing/Career Development - CSSD

Renee E. Garrett	Asst. Vice President, Life/Annuity Systems

Pamela M. Griffin	Asst. Vice President, Career Life Marketing Officer 1169 Inverness Cove Way Birmingham, AL 35242

William Joseph Hogan	Asst. Vice President, Health & HIPAA Compliance 2450 South Shore Boulevard League City, Texas 77573

Jerald V. Johnson	Asst. Vice President, Enterprise Systems

David R. Keimig	Asst. Vice President, Distributed Computing 3030 Invincible League City, TX 77573

Sarah L. Klindworth	Asst. Vice President, ITS Financial Services 3030 Invincible League City, TX 77573

Bryan A. Lamb	Asst. Vice President, Life New Business 2525 South Shore Boulevard League City, TX 77573

Thomas Robert LeGrand	Asst. Vice President, Life & Annuity Claims

Larry Edward Linares	Asst. Vice President, Tax & Payroll

Robert W. Lindemann	Asst. Vice President, IT Service Support & Operations 3030 Invincible League City, TX 77573

Thad Michael Luikart	Asst. Vice President, Life Policy Administration

Steven J. Mahannah	Asst. Vice President, Financial Institution

Michael N. Musselman	Asst.Vice President, Marketing & Analytics

Michael Scott Nimmons	Asst. Vice President, Associate General Auditor, Corporate Audit Services 2450 South Shore Boulevard League City, TX 77573

Jon R. O’Neal	Asst. Vice President, Director-Life Marketing Sales Program

Judith Lynne Regini	Asst. Vice President, Corporate Compliance, Chief Compliance Officer Anti-Money Laundering

Michael A. Rossi	Asst. Vice President, Chief Investigator and Corporate Security

Walter Rudecki, Jr.	Asst. Vice President, Advanced Sales and Priority Markets

Gail Sawyer	Asst. Vice President, Health & Financial Systems

Steven Schnack	Asst. Vice President, Health Claims/Compliance 2450 South Shore Boulevard League City, TX 77573

Deanna Denise Snedden	Asst. Vice President, Assistant Treasurer 2525 South Shore Boulevard League City, TX 77573

James Alexander Tyra	Asst. Vice President, IT Special Projects

Deanna Lynn Walton	Asst. Vice President, Field Systems

Jimmy N. Watson	Asst. Vice President, Data Communications Messaging 3030 Invincible Circle League City TX 77573

Jeanette Elizabeth Cernosek	Assistant Secretary

Item 28.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR THE REGISTRANT

The Registrant, American National Variable Life Separate Account, is a separate account of American National Insurance Company, a Texas insurance company. In addition, American National Insurance Company has three other separate accounts: American National Variable Annuity Separate Account, American National Insurance Company Group Unregistered Annuity Separate Account, and American National Insurance Company Separate Account for Retirement Plans. The Libbie Shearn Moody Trust, a testamentary trust with both charitable and non-charitable beneficiaries, owns approximately 37% of the outstanding stock of American National Insurance Company. The Moody Foundation, a charitable trust classified as a private foundation, has an approximately 79% contingent remainder interest in the Libbie Shearn Moody Trust and owns approximately 23% of the outstanding stock of American National Insurance Company.

The Trustees of The Moody Foundation are Frances Anne Moody-Dahlberg, Robert L. Moody, Sr. and Ross Rankin Moody. Robert L. Moody, Sr. is the remaining life income beneficiary of the Libbie Shearn Moody Trust and Chairman of the Board, Director and Chief Executive Officer of American National Insurance Company. Robert L. Moody, Sr. has assigned his interest in the Libbie Shearn Moody Trust to National Western Life Insurance Company, a Colorado insurance company of which he is also Chairman of the Board, Chief Executive Officer, a Director and controlling shareholder.

Moody National Bank is the trustee of the Libbie Shearn Moody Trust and various other trusts which, in the aggregate, own approximately 45% of the outstanding stock of American National Insurance Company. Moody Bank Holding Company, Inc., a Nevada corporation, owns approximately 97.8% of the outstanding shares of Moody National Bank. Moody Bank Holding Company, Inc. is a wholly owned subsidiary of Moody Bancshares, Inc., a Texas corporation. The Three R Trusts, Texas trusts created by Robert L. Moody, Sr. for the benefit of his children, are controlling stockholders of Moody Bancshares, Inc.

The Moody Foundation owns 34.0% and the Libbie Shearn Moody Trust owns 50.2% of the outstanding stock of Gal-Tex Hotel Corporation, a Texas corporation. Gal-Tex Hotel Corporation directly or indirectly wholly owns the following hospitality subsidiaries, listed in alphabetical order, with the jurisdiction of incorporation for each noted:

1859 Beverage Company (Texas)	Gal-Tex Hospitality Partners LLC (Texas)
1859 Historic Hotels, Ltd. (Texas)	Kentucky Landmark Hotels, L.L.C (Kentucky)
1859 Management Partners GP, LLC (Texas)	Gal-Tenn Hotel Corporation (Nevada)
1859 Management Partners, LP (Texas)	LHH Hospitality, Inc. (Texas)
Colorado Landmark Hotels, L.L.C. (Colorado)	Virginia Landmark Hotels, L.L.C. (Virginia)

American National owns a direct or indirect interest in the entities listed below in alphabetical order. Unless otherwise noted with an asterisk (*), such entities are included within the consolidated financial statements of American National. For entities noted with an asterisk (*), such entities are not included within the consolidated financial statements of American National, nor are separate financial statements filed with respect to such entities. American National has more than a minor interest or influence over such entities’ operations, but American National does not have a controlling interest and is not the primary beneficiary of such entities.

Entity: 121 Village, Ltd.

Entity Form: a Texas limited partnership.

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 33% limited partnership interest. ANREINV, LLC owns a 0.33% general partnership interest.

Entity: 2830 E Orbiter LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC, owns a 55% interest.

Entity: 2603 Augusta Investors, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: 9015 Partners LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC. owns a 70% interest.

Entity: Alternative Benefit Management, Inc.

Entity Form: a Nevada corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Administrators, Inc.

Entity Form: a Texas corporation.

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Holdings, Inc.

Entity: American National County Mutual Insurance Company

Entity Form: a Texas mutual insurance company.

Ownership or Other Basis of Control: Managed by American National Insurance Company.

Entity: American National of Delaware Corporation

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Financial Corporation

Entity Form: a Texas corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Financial Corporation (Delaware)

Entity Form: a Delaware corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National Financial Corporation (Nevada)

Entity Form: a Nevada corporation (inactive)

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: American National General Insurance Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: American National Insurance Service Company

Entity Form: a Missouri corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: American National Life Holdings, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Life Insurance Company of New York

Entity Form: a New York insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Life Insurance Company of Texas

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: American National Lloyds Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: ANPAC Lloyds Insurance Management, Inc. is attorney-in-fact.

Entity: American National Property and Casualty Company

Entity Form: a Missouri insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property & Casualty Holdings, Inc.

Entity: American National Property & Casualty Holdings, Inc.

Entity Form: a Delaware corporation.

Ownership or Other Basis of Control: American National Insurance Company owns all outstanding common stock; Comprehensive Investment Services, Inc. owns all outstanding preferred stock.

Entity: American National Registered Investment Advisor, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: AN/CAN Investments, Inc.*

Entity Form: a Canadian corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: ANCAP Jasper, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANCAP Jasper II, LLC

Entity Form: a South Carolina limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANDV 97, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: Anford Pinnacle, L.P.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: ANH20, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANREM Corporation

Entity: ANICO Eagle, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC LLC

Entity: ANICO Eagle 99, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: ANICO Financial Services, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: ANIND TX, LLC

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC

Entity: ANPAC Lloyds Insurance Management, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis for Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: ANPAC Louisiana Insurance Company

Entity Form: a Louisiana corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: ANPIN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest; ANIND TX, LLC owns a 1% general partnership interest.

Entity: ANREINV, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of ANDV 97, LLC

Entity: ANREM Corporation

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of ANTAC, LLC

Entity: ANTAC, LLC.

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: AN/WRI DEVCO #1, LTD.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 80% limited partnership interest.

Entity: AN/WRI GS, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: AN/WRI Partnership, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns an 80% limited partnership interest.

Entity: Baron Phoenix Apts, LLC*

Entity Form: an Arizona limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 60% interest.

Entity: Bayport II Mountain West Houston, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Baywood Project, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% limited partnership interest.

Entity: Bridgeview Alpha LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: Broadway Goodyear LLC*

Entity Form: a Delaware limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 55% interest.

Entity: Caffery-Saloom Retail, LLC*

Entity Form: a Louisiana limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Canyon Crossroads Apartments, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: CC Maple LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 41.32% interest

Entity: Cedar Crossing Mountain West Houston LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Cibolo Crossing, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Comprehensive Investment Services, Inc.

Entity Form: a Nevada corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Insurance Company

Entity: Eagle AN, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle 99, LLC. owns a 99% limited partnership interest. ANIND TX, LLC. owns a 1% general partnership interest.

Entity: Eagle Ind., L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 99% limited partnership interest. ANIND TX, LLC; owns a 1% general partnership interest.

Entity: Enclave Apts, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Fairway Phase III Associates, LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Farm Family Casualty Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Financial Services, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Farm Family Life Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Galveston Island Water Park, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANH2O, Inc. is 1% general partner; ANICO Eagle, LLC is 59% limited partner.

Entity: Garden State Life Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Germann Road Land Development, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Wholly owned by ANICO Eagle, LLC

Entity: Grant Road Office, LLC*

Entity Form: a California limited liability company

Ownership or Other Basis of Control: 60% owned by ANICO Eagle, LLC

Entity: Harbour Title Company (a/k/a Lawyers Title of Galveston)

Entity Form: a Texas corporation

Ownership or Other Basis of Control: South Shore Harbour Development, Ltd. owns 50%.

Entity: I-10 Industrial Development LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: J & P Keegan LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 99% limited partnership; ANIND TX, LLC owns a 1% general partnership interest.

Entity: Jersey Industrial Capital, LLC*

Entity Form: a California limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 46.5% interest.

Entity: Kearns Building Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: American National Insurance Company owns an 85% interest.

Entity: Montgomery Center Investors, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: MRPL Retail Partners, Ltd. (Shops at Bella Terra)

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% limited partnership interest.

Entity: MRPL Retail Partners II, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% limited partnership interest.

Entity: MWBP, LLC*

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: Muir Lake, Ltd.*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: 60% owned by ANTAC, LLC

Entity: Naperville Hotel Partners, LLC*

Entity Form: a Illinois Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: One Hanover Investors, LP*

Entity Form: a Delaware limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Pacific City Hotel, LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 11% interest.

Entity: Pacific Property and Casualty Company

Entity Form: a California corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Property and Casualty Company

Entity: Parmenter 220 East Las Colinas Blvd., LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

Entity: PCO Battery Brooke Parkway, LP

Entity Form: a Virginia limited partnership

Ownership or Other Basis of Control: ANPIN, LP. owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: PCO Carolina Pines, LP

Entity Form: a South Carolina limited partnership

Ownership or Other Basis of Control: ANPIN, LP owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: PCO Kent Drive, LP

Entity Form: a Georgia limited partnership

Ownership or Other Basis of Control: ANPIN, LP owns a 98% interest; ANIND, TX, LLC. owns 1%.

Entity: Pinnacle XVI LLC*

Entity Form: an Illinois Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns 60%.

Entity: Preston 121 Partners, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANIND TX. LLC. owns a 2% general partnership interest; Eagle AN, L.P. owns a 98% limited partnership interest.

Entity: Remington West Apartments, LLC

Entity Form: a Colorado limited liability company

Ownership or Other Basis of Control: Eagle AN, L.P. owns a 50% interest.

Entity: Rural Agency and Brokerage, Inc.

Entity Form: a New York corporation

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Rural Agency and Brokerage of New Hampshire, Inc.

Entity Form: a New Hampshire corporation

Ownership or Other Basis of Control: Rural Agency and Brokerage, Inc. owns 25%.

Entity: Rutledge Partners, L.P.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: American National Insurance Company owns a 26% limited partnership interest.

Entity: SC Waterford Springs Investors LLC*

Entity Form: a Florida limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: Schaumberg Hotel Partners LLC*

Entity Form: a Illinois limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 60% interest.

Entity: South Shore Harbour Development, Ltd.

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANTAC, LLC owns a 95% limited partnership interest. ANREM Corp. owns a 5% general partnership interest.

Entity: SPI Beach Resort Waterpark, LLC*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle,, LLC owns a 50% interest.

Entity: Standard Life and Accident Insurance Company

Entity Form: a Texas insurance company

Ownership or Other Basis of Control: Wholly owned subsidiary of American National Life Holdings, Inc.

Entity: Standard Plus, Inc.

Entity Form: a Texas corporation

Ownership or Other Basis of Control: Wholly owned subsidiary of Standard Life and Accident Insurance Company

Entity: SWBC Flower Mound, LP*

Entity Form: a Texas Limited Partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 90% interest.

Entity: SWBC Overlook*

Entity Form: a Texas limited liability company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 72% interest.

Entity: TC Blvd., Partners, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: TC Blvd., Partners II, LLC

Entity Form: a Texas Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: Town and Country Joint Venture

Entity Form: a Texas joint venture

Ownership or Other Basis of Control: ANDV 97, LLC owns an 86.65% limited partnership interest.

Entity: Town Center Partners, LTD

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns an 88% interest.

Entity: TVO/MCP Vineyard Associates LLC*

Entity Form: a Delaware Limited Liability Company

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 70% interest.

Entity: United Farm Family Insurance Company

Entity Form: a New York insurance company

Ownership or Other Basis of Control: American National Property & Casualty Holdings, Inc. owns 100%.

Entity: Willowchase Retail Associates LP*

Entity Form: a Texas limited partnership

Ownership or Other Basis of Control: ANICO Eagle, LLC owns a 50% interest.

ITEM 29. INDEMNIFICATION

The following provision is in the Distribution and Selling Agreement:

“Indemnification by the Company. Except as otherwise expressly provided, the Company shall indemnify, defend and hold harmless the Distributor and its officers, directors, employees, agents and representatives and each person who controls the Distributor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Distributor Indemnified Parties”) against any and all losses, costs, fees, fines, penalties, expenses, claims, damages, liabilities (including amounts paid in settlement with the written consent of the Company) or litigation (including reasonable attorney’s fees and other legal expenses), to which the Distributor Indemnified Parties may become subject under any statute, regulation, at common law or otherwise, insofar as such losses, costs, fees, fines, penalties, claims, damages, liabilities or expenses (or actions in respect thereof) or settlements are related to the Contracts and:

a.

arise out of or are based upon any untrue statements of any material fact contained in the Disclosure Documents, the Registration Statements or the Sales Literature, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided that this agreement to indemnify shall not apply as to any Distributor Indemnified Party if such statement or omission was made in reliance upon and in conformity with information furnished by or on behalf of the Distributor;

b.	arise out of or as a result of the negligent or wrongful conduct of the Company or persons under its control, with respect to the Contracts;

c.

arise out of or as a result of the material failure of the Separate Accounts to comply with the Company Act in all material respects or the failure of the Company to comply with applicable state insurance law in the administration of the Separate Accounts;

d.	arise as a result of any failure by the Company to provide the services and furnish the materials under the terms of this Agreement;

e.

arise out of or result from any material breach of any representation made by the Company or the Separate Accounts in this Agreement or arise out of or result from any other material breach of this Agreement by the Company or the Separate Accounts; or

f.

arise out of or result from the failure of the Registration Statements, the Disclosure Documents or the Sales Literature to comply in any material respect with applicable law or regulation, unless such failure is attributable to information furnished by or on behalf of the Distributor.”

The officers and directors of American National are indemnified by American National in the American National By-Laws for liability incurred by reason of the officer and directors serving in such capacity. This indemnification would cover liability arising out of the variable annuity sales of American National.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 30. PRINCIPAL UNDERWRITERS

(a)     ANICO Financial Services, Inc. serves as the Registrant’s principal underwriter. Securities Management and Research, Inc. served as the principal underwriter to the American National Variable Life Separate Account until September 4, 2012. The following are the officers and directors of ANICO Financial Services, Inc.

Name	Position	Principal Business Address
James E. Pozzi	Director, Chairman of the Board	One Moody Plaza
Galveston, TX 77550

John J. Dunn, Jr.	Director	One Moody Plaza
Galveston, TX 77550

David A. Behrens	Director	One Moody Plaza
Galveston, TX 77550

James A. Collura	President, Chief Executive Officer	One Moody Plaza
Galveston, TX 77550

Dwain A. Akins	Vice President, Chief Compliance Officer	One Moody Plaza
Galveston, TX 77550

Steven D. Geib	Vice President, Chief Financial Officer,	One Moody Plaza
Galveston, TX 77550

(c) Compensation from the Registrant:

(1) Name of Principal Underwriter	(2) Net Underwriting Discounts and Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Other Compensation

ANICO Financial Services, Inc.	$1,927,547	N/A	N/A	N/A

ITEM 31 LOCATIONS OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained at the offices of American National Insurance Company, One Moody Plaza, Galveston, Texas 77550.

ITEM 32. MANAGEMENT SERVICES - Not Applicable

ITEM 33. FEE REPRESENTATION

Representation pursuant to Section 26(f)(2)(A). American National Insurance Company hereby represents that the fees and charges deducted under the contracts described in the post-effective amendment are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by American National Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby files this registration statement under Rule 485(b) under the Securities Act and has caused this registration statement to be signed on its behalf by the undersigned in the City of Galveston and the State of Texas on the 24th day of April, 2015.

AMERICAN NATIONAL VARIABLE LIFE SEPARATE ACCOUNT (Registrant)

By: AMERICAN NATIONAL INSURANCE COMPANY

By: /s/ James E. Pozzi

James E. Pozzi, President and

Chief Executive Officer

AMERICAN NATIONAL INSURANCE COMPANY

(Depositor)

By: /s/ James E. Pozzi

James E. Pozzi, President and

Chief Executive Officer

Attest By:

/s/ J. Mark Flippin

J. Mark Flippin, Secretary

As required by the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities on the 24th day of April, 2015:

Signature	Title

/s/ John J. Dunn, Jr. John J. Dunn, Jr.	Executive Vice President, Corporate Chief Financial Officer and Treasurer

/s/ William F. Carlton William F. Carlton	Senior Vice President and Corporate Controller

Signature	Title

/s/ Dwain A. Akins by Power of Attorney Robert L. Moody	Director and Chairman of the Board

/s/ James E. Pozzi James E. Pozzi	Director, President and Chief Executive Officer

/s/ Dwain A. Akins by Power of Attorney William C. Ansell	Director

/s/ Dwain A. Akins by Power of Attorney Arthur O. Dummer	Director

/s/ Dwain A. Akins by Power of Attorney Russell S. Moody	Director

/s/ Dwain A. Akins by Power of Attorney Frances Anne Moody-Dahlberg	Director

/s/ Dwain A. Akins by Power of Attorney James P. Payne	Director

/s/ Dwain A. Akins by Power of Attorney E.J. Pederson	Director

/s/ Dwain A. Akins by Power of Attorney James D. Yarbrough	Director